                                                          File Nos.  333-81859
                                                                      811-8114


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 2

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 29

                            SEPARATE ACCOUNT VA-K OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                               440 Lincoln Street
                               Worcester, MA 01653
              (Address of Depositor's Principal Executive Offices)
                                 (508) 855-1000
               (Depositor's Telephone Number, including Area Code)

                            Mary Eldridge, Secretary
                First Allmerica Financial Life Insurance Company
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)

       It is proposed that this filing will become effective:

           X   immediately upon filing pursuant to Paragraph (b) of Rule 485
         -----
               on (date) pursuant to Paragraph (b) of Rule 485
         -----
               60 days after filing pursuant to Paragraph (a) (1) of Rule 485
         -----
               on (date) pursuant to Paragraph (a) (1) of Rule 485
         -----
               this post-effective amendment designates a new effective
         ----- date for a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1999 was filed on or before March 30, 2000.

            CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUSES OF
                          ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.  CAPTION IN PROSPECTUSES
-----------------  -----------------------
1...................Cover Page

2...................Special Terms

3...................Summary of Fees and Expenses; Summary of the Contract
                    Features

4...................Condensed Financial Information

5...................Prospectus A: Description of the Companies, the Variable
                    Accounts, the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price International Series, Inc. and DGPF.

 ....................Prospectus B: Description of the Companies, the Variable
                    Accounts and The Underlying Investment Companies.

6...................Charges and Deductions

7...................Description of the Contract

8...................Electing the Annuity Income Date; Choosing an Income Option;
                    Description of Annuity Benefit Options; Variable Annuity Payments

9...................Death Benefit

10..................Variable Annuity Payments; Distribution

11..................Withdrawals; Charge For Surrender and Withdrawal; Texas
                    Optional Retirement Program

12..................Federal Tax Considerations

13..................Legal Matters

14..................Statement of Additional Information - Table of Contents


FORM N-4 ITEM NO.  CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------  ----------------------------------------------

15..................Cover Page

16..................Table of Contents

17..................General Information and History

18..................Services

19..................Underwriters

20..................Underwriters

21..................Performance Information

22..................Annuity Payments

23..................Financial Statements

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS
                             SEPARATE ACCOUNT VA-K

This Prospectus provides important information about the Allmerica Immediate Advantage Variable Annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except New York) or by First Allmerica Financial Life Insurance Company (in New York). The Contract is a single payment immediate combination variable and fixed annuity offered on both a group and individual basis. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information dated May 1, 2000 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Allmerica Investments, Inc. at 1-800-723-6550. The Table of Contents of the Statement of Additional Information is listed on page 3 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

The Contract offers a Variable Income Option and a Fixed Income Option. The Variable Income Option is supported by a legally segregated separate account of the Company called the Variable Account. The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of the following funds:

ALLMERICA INVESTMENT TRUST                                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Select Emerging Markets Fund                                  Overseas Portfolio
Select International Equity Fund                              Equity-Income Portfolio
Select Aggressive Growth Fund                                 Growth Portfolio
Select Capital Appreciation Fund                              High Income Portfolio
Select Value Opportunity Fund
Select Growth Fund                                            FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Select Strategic Growth Fund                                  Asset Manager Portfolio
Core Equity Fund
Equity Index Fund                                             T. ROWE PRICE INTERNATIONAL SERIES, INC.
Select Growth and Income Fund                                 T. Rowe Price International Stock Portfolio
Select Investment Grade Income Fund
Government Bond Fund                                          DELAWARE GROUP PREMIUM FUND
Money Market Fund                                             DGPF International Equity Series

The Company's General Account will support the Fixed Income Option.

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DATED MAY 1, 2000

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................         4
SUMMARY OF FEES AND EXPENSES................................         6
SUMMARY OF CONTRACT FEATURES................................        10
DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS, THE
 TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND
 DGPF.......................................................        14
INVESTMENT OBJECTIVES AND POLICIES..........................        15
PERFORMANCE INFORMATION.....................................        18
DESCRIPTION OF THE CONTRACT.................................        20
  A.   Single Purchase Payment..............................        20
  B.   Right to Cancel......................................        20
  C.   Electing the Annuity Income Date.....................        21
  D.   Choosing an Income Option............................        21
  E.   Description of Annuity Benefit Options...............        22
  F.   Variable Annuity Payments............................        23
        Net Investment Factor...............................        23
        The Annuity Unit and Annuity Unit Value.............        23
        Determination of First Annuity Payment..............        23
        Determination of the Number of Annuity Units........        23
        Dollar Amount of First Variable Annuity Payment.....        24
        Dollar Amount of Subsequent Variable Annuity
        Payments............................................        24
        Payment of Annuity Payments.........................        24
  G.   Transfers of Annuity Units...........................        24
        Automatic Account Rebalancing.......................        25
  H.   Withdrawals..........................................        25
        Calculation of Proportionate Reduction..............        26
        Calculation of Present Value........................        27
  I.   Death Benefit........................................        28
        Death of an Owner or an Annuitant Before the Annuity
        Income Date.........................................        28
        Payment of the Death Benefit........................        28
        The Spouse of the Deceased Owner as Beneficiary.....        28
        Death of the Owner or the Annuitant After the
        Annuity Income Date.................................        29
  J.   General Restrictions on Payments.....................        29
  K.   Telephone Authorization..............................        29
  L.   Assignment...........................................        29
  M.  NORRIS Decision.......................................        29
CHARGES AND DEDUCTIONS......................................        30
  A.   Variable Account Deductions..........................        30
        Mortality and Expense Risk Charge...................        30
        Administrative Expense Charge.......................        30
        Expenses of the Underlying Funds....................        30
  B.   Premium Taxes........................................        30
  C.   Transfer Charge......................................        31
  D.   Withdrawal Adjustment Charge.........................        31
FEDERAL TAX CONSIDERATIONS..................................        32
  A.   Annuity Contracts in General.........................        32
  B.   Tax on Annuity Payments..............................        32
  C.   Tax on Withdrawals...................................        32
        Withdrawals Before the Annuity Income Date..........        32
        Withdrawals After the Annuity Income Date...........        33
  D.   Exchanges............................................        33
  E.   Tax Withholding......................................        33

  F.   Diversification and Control of Underlying Assets.....        34
STATEMENTS AND REPORTS......................................        34
LOANS.......................................................        34
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........        34
CHANGES TO COMPLY WITH LAW AND AMENDMENTS...................        35
VOTING RIGHTS...............................................        35
DISTRIBUTION................................................        35
LEGAL MATTERS...............................................        36
FURTHER INFORMATION.........................................        36
APPENDIX A -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND
 PAYMENT WITHDRAWALS........................................       A-1

                 STATEMENT OF ADDITIONAL INFORMATION
                          TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY.............................         2
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
 COMPANY....................................................         3
SERVICES....................................................         3
UNDERWRITERS................................................         4
ANNUITY BENEFIT PAYMENTS....................................         5
EXCHANGE OFFER..............................................         5
PERFORMANCE INFORMATION.....................................         7
FINANCIAL STATEMENTS........................................       F-1

                                 SPECIAL TERMS

ANNUITANT: the person who must be alive for annuity payments to be made (unless payments are guaranteed). Joint Annuitants are permitted and, unless otherwise indicated, any reference to Annuitant shall include Joint Annuitants. In contrast, the person to whom annuity payments are made is the Owner (or a person requested by the Owner). The Annuitant and the Owner may be the same individual.

ANNUITY INCOME DATE: the date annuity payments begin. The Annuity Income Date must be within twelve months of the Contract's Issue Date.

ANNUITY UNIT: a measure used to calculate annuity payments under a Variable Income Option.

ASSUMED INVESTMENT RETURN (AIR): used to calculate the initial variable annuity payment and to determine how the payment will change over time in response to the investment performance of the selected Sub-Accounts.

BENEFICIARY: the person, persons or entity entitled to the Death Benefit upon the death of the Owner prior to the Annuity Income Date or remaining annuity payments, if any, upon the death of the Owner on or after the Annuity Income Date.

CHANGE FREQUENCY: the frequency (monthly, quarterly, semi-annually or annually) that the dollar value of an annuity payment under a Variable Income Option will change due to investment performance.

COMPANY (WE, US OR OUR): Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except New York) or First Allmerica Financial Life Insurance Company (in New York).

CONTRACT VALUE: the Present Value of all future and/or remaining annuity payments. (See the section entitled "Present Value Determination").

CONTRACT YEAR: a period of twelve consecutive months starting on the Contract's Issue Date or on any anniversary of the Issue Date.

DATE OF FIRST CHANGE: the date on which your variable annuity payment will change in value for the first time.

FIXED INCOME OPTION: an income option with annuity payments that are fixed in amount (unless a withdrawal is taken or as a result of the death of the first Joint Annuitant).

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

ISSUE DATE: the date the Contract is issued and the date that is used to determine Contract days, Contract months, Contract years and anniversaries.

NET PAYMENT: the Single Purchase Payment less any premium tax.

OWNER (YOU OR YOUR): the person, persons (Joint Owners) or entity entitled to exercise the rights and privileges under this Contract. Unless otherwise indicated, any reference to You and Your shall include Joint Owners.

SUB-ACCOUNT: a subdivision of the Variable Account. Each Sub-Account available under the Contract invests exclusively in the shares of a corresponding fund of Allmerica Investment Trust ("Trust"), a corresponding portfolio of the Fidelity Variable Insurance Products Fund ("Fidelity VIP"), the Asset Manager Portfolio of the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") or the
T. Rowe Price International Stock

Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price"); or the DGPF International Equity Series of the Delaware Group Premium Fund ("DGPF").

UNDERLYING FUND (FUNDS): an investment portfolio of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price or DGPF in which a Sub-Account invests.

VALUATION DATE: a day on which the net asset value of the unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD: a period used in measuring the investment experience of a Sub-Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

VARIABLE ACCOUNT: one of our separate accounts, which we call Separate Account VA-K, consisting of assets segregated from our other assets. The investment performance of the assets of each of our separate accounts (and, under the Contract, each Sub-Account) is determined separately from our other assets and the assets are not chargeable with liabilities arising out of any other business which we may conduct.

VARIABLE INCOME OPTION: an income option providing for annuity payments varying in amount in accordance with the investment experience of the Underlying Funds selected.

VARIABLE INCOME OPTION RATE: the factor applied to the portion of the Net Payment allocated to the Variable Income Option and used to determine the number of Annuity Units in each annuity payment. The factor takes into account the Issue Date, the Annuity Income Date, annuity benefit option, the Assumed Investment Return, the Change Frequency and Date of First Change.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will bear under the Allmerica Immediate Advantage Variable Annuity Contract. The purpose of the following tables is to assist you in understanding these fees and expenses. The tables show (1) charges under the Contract, including (2) annual expenses of the Sub-Accounts, and (3) annual expenses of the Funds. Contract charges including the annual Sub-Account expenses are specified under the terms of the Contract. Annual Fund expenses are not fixed or specified under the terms of the Contract and will vary from year to year. In addition to the charges and expenses described below, premium taxes are applicable in some states and deducted as described under "B. Premium Taxes" under CHARGES AND DEDUCTIONS.

                                                                CHARGE
(1) CONTRACT CHARGES:                                           ------
                                                                 None
TRANSFER CHARGE:
  We currently do not charge for processing transfers and
  guarantee that the first 12 transfers in a Contract year
  will not be subject to a transfer charge. For each
  subsequent transfer, we reserve the right to assess a
  charge, guaranteed never to exceed $25, to reimburse us
  for the costs of processing the transfer.

WITHDRAWAL ADJUSTMENT CHARGE:
After the Issue Date, you may request withdrawals, which will result in a calculation by the Company of the Present
Value of future annuity payments. For withdrawals taken within 5 years from the Issue Date, the Assumed Investment
Return ("AIR") you have chosen (in the case of a Variable
Income Option) or the interest rate (in the case of a Fixed
Income Option) used to determine the Present Value is increased by a Withdrawal Adjustment Charge in the following manner:

ADJUSTMENT TO AIR OR INTEREST RATE:
    If 15 or more years of annuity payments are being           1.00%
     valued, the increase is
    If 10-14 years of annuity payments are being valued, the    1.50%
     increase is
    If less than 10 years of annuity payments are being         2.00%
     valued, the increase is

  The increase to the AIR or interest rate used to determine the Present Value results in a greater proportionate reduction in the number of Annuity Units (under a variable income option) or dollar amount (under a fixed income option), than if the increase had not been made. Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity
  Unit, the reduction in the number of Annuity Units will result in lower future variable annuity payments. See "H.
  Withdrawals" under DESCRIPTION OF THE CONTRACT for additional information.

(2) ANNUAL SUB-ACCOUNT EXPENSES:
  (on an annual basis as a percentage of average daily net
  assets)
  Mortality and Expense Risk Charge:                            1.25%
  Administrative Expense Charge:                                0.20%
                                                                ------
  Total Annual Expenses:                                        1.45%

(3) ANNUAL UNDERLYING FUND EXPENSES: In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds as a percentage of average daily net assets for the year ended December 31, 1999, as adjusted for material changes. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.

                                            MANAGEMENT FEE     OTHER EXPENSES          TOTAL FUND
                                              (AFTER ANY         (AFTER ANY        EXPENSES (AFTER ANY
FUND                                      VOLUNTARY WAIVERS)   REIMBURSEMENTS)   WAIVERS/REIMBURSEMENTS)
----                                      ------------------   ---------------   -----------------------
Select Emerging Markets Fund............         1.35%               0.57%           1.92%(1)(2)
Select International Equity Fund........         0.89%               0.13%           1.02%(1)(2)
DGPF International Equity Series........         0.83%               0.12%           0.95%(3)
Fidelity VIP Overseas Portfolio.........         0.73%               0.18%           0.91%(4)
T. Rowe Price International Stock
 Portfolio..............................         1.05%               0.00%           1.05%
Select Aggressive Growth Fund...........         0.81%*              0.06%           0.87%(1)(2)*
Select Capital Appreciation Fund........         0.90%*              0.07%           0.97%(1)*
Select Value Opportunity Fund...........         0.90%               0.07%           0.97%(1)(2)
Select Growth Fund......................         0.78%               0.05%           0.83%(1)(2)
Select Strategic Growth Fund............         0.85%               0.35%           1.20%(1)(2)
Core Equity Fund........................         0.43%               0.05%           0.48%(1)(2)
Fidelity VIP Growth Portfolio...........         0.58%               0.08%           0.66%(4)
Equity Index Fund.......................         0.28%               0.07%           0.35%(1)
Select Growth and Income Fund...........         0.67%               0.07%           0.74%(1)(2)
Fidelity VIP Equity-Income Portfolio....         0.48%               0.09%           0.57%(4)
Fidelity VIP II Asset Manager
 Portfolio..............................         0.53%               0.10%           0.63%(4)
Fidelity VIP High Income Portfolio......         0.58%               0.11%           0.69%
Select Investment Grade Income Fund.....         0.43%               0.07%           0.50%(1)
Government Bond Fund....................         0.50%               0.12%           0.62%(1)
Money Market Fund.......................         0.24%               0.05%           0.29%(1)

*Effective September 1, 1999, the management fee rates for the Select Aggressive Growth Fund and Select Capital Appreciation Fund were revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1999.

(1)Until further notice, Allmerica Financial Investment Management
Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for Select International Equity Fund, 1.35% for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.20% for Select Growth Fund and Core Equity Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Investment Grade Income Fund and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1999.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.

Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.

The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

(2)These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. After reduction of the rebate, the total annual fund operating expenses would have been 1.01% for Select International Equity Fund, 1.88% for Select Emerging Markets Fund, 0.84% for Select Aggressive Growth Fund, 0.88% for Select Value Opportunity Fund, 0.81% for Select Growth Fund, 1.17% for Select Strategic Growth Fund, 0.45% for Core Equity Fund, and 0.73% for Select Growth and Income Fund.

(3)The investment adviser for the DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 2000 through October 31, 2000, Delaware International has agreed voluntarily to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 2000. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitation which took effect on May 1, 2000. The declaration of a voluntary expense limitation does not bind Delaware International to declare future expense limitations with respect to this Series. For the fiscal year ended December 31, 1999, before waiver and/or reimbursement by Delaware International, total fund expenses as a percentage of average daily net assets were 0.97%.

(4)A portion of the brokerage commissions that certain funds paid was used to reduce fund expenses. In addition, through arrangements with certain funds', or Fidelity Management & Research Company on behalf of certain funds', custodian credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. Including these reductions, total operating expenses presented in the table would have been 0.87% for the Fidelity VIP Overseas Portfolio; 0.56% for the Fidelity VIP Equity-Income Portfolio; 0.62% for the Fidelity VIP II Asset Manager Portfolio and 0.65% for the Fidelity VIP Growth Portfolio.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

Expense limitations described above may not include extraordinary expenses, such as litigation.

EXPENSE EXAMPLES: The following examples demonstrate the cumulative expenses which an Owner would pay at 1-year, 3-year, 5-year and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets and assumes that the Underlying Fund expenses listed above remain the same in each of the 1, 3, 5 and 10-year intervals. Because the expenses of the Underlying Funds differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND IS NOT A REPRESENTATION OF PAST OR FUTURE RETURNS.

Table (1) If you do not surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming the election of a 10-year period certain option, a 3% AIR and a 5% annual return on assets:

FUNDS                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----                                                        --------   --------   --------   --------
Select Emerging Markets Fund...............................    $34        $94        $143       $206
Select International Equity Fund...........................    $25        $69        $105       $151
DGPF International Equity Series...........................    $24        $67        $102       $146
Fidelity VIP Overseas Portfolio............................    $24        $66        $100       $144
T. Rowe Price International Stock Portfolio................    $25        $70        $106       $152
Select Aggressive Growth Fund..............................    $23        $65        $ 98       $142
Select Capital Appreciation Fund...........................    $24        $67        $103       $148
Select Value Opportunity Fund..............................    $24        $67        $103       $148
Select Growth Fund.........................................    $23        $63        $ 97       $139
Select Strategic Growth Fund...............................    $26        $74        $112       $162
Core Equity Fund...........................................    $19        $54        $ 82       $118
Fidelity VIP Growth Portfolio..............................    $21        $59        $ 90       $129
Equity Index Fund..........................................    $18        $50        $ 76       $110
Select Growth and Income Fund..............................    $22        $61        $ 93       $134
Fidelity Equity-Income Portfolio...........................    $20        $56        $ 86       $123
Fidelity VIP II Asset Manager Portfolio....................    $21        $58        $ 88       $127
Fidelity VIP High Income Portfolio.........................    $21        $60        $ 91       $131
Select Investment Grade Income Fund........................    $19        $54        $ 83       $119
Government Bond Fund.......................................    $21        $58        $ 88       $126
Money Market Fund..........................................    $17        $48        $ 74       $106

Table (2) If you surrender* your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming the election of a 10 year period certain option, a 3% AIR, and a 5% net annual return on assets:

FUNDS                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----                                                        --------   --------   --------   --------
Select Emerging Markets Fund...............................    $106       $141       $169       $206
Select International Equity Fund...........................    $ 97       $116       $131       $151
DGPF International Equity Series...........................    $ 96       $114       $128       $146
Fidelity VIP Overseas Portfolio............................    $ 96       $113       $127       $144
T. Rowe Price International Stock Portfolio................    $ 97       $117       $132       $152
Select Aggressive Growth Fund..............................    $ 95       $112       $125       $142
Select Capital Appreciation Fund...........................    $ 96       $115       $129       $148
Select Value Opportunity Fund..............................    $ 96       $115       $129       $148
Select Growth Fund.........................................    $ 95       $111       $123       $139
Select Strategic Growth Fund...............................    $ 99       $121       $139       $162
Core Equity Fund...........................................    $ 91       $101       $108       $118
Fidelity VIP Growth Portfolio..............................    $ 93       $106       $116       $129
Equity Index Fund..........................................    $ 90       $ 98       $103       $110
Select Growth and Income Fund..............................    $ 94       $109       $119       $134
Fidelity Equity-Income Portfolio...........................    $ 92       $104       $112       $123
Fidelity VIP II Asset Manager Portfolio....................    $ 93       $105       $115       $127
Fidelity VIP High Income Portfolio.........................    $ 93       $107       $117       $131
Select Investment Grade Income Fund........................    $ 92       $102       $109       $119
Government Bond Fund.......................................    $ 93       $105       $114       $126
Money Market Fund..........................................    $ 89       $ 96       $100       $106

*A surrender is only available if the Payment for a Certain Number of Years option is elected.

                          SUMMARY OF CONTRACT FEATURES

WHAT IS THE ALLMERICA IMMEDIATE ADVANTAGE VARIABLE ANNUITY?

The Allmerica Immediate Advantage Variable Annuity contract ("Contract") is an insurance contract designed to provide you, the Owner, with monthly annuity income during the lifetime of the Annuitant or Joint Annuitants, or for a period of years. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

    - A menu of investment options that you can customize to support your annuity payments;

    - Underlying Funds managed by experienced professional investment advisers;

    - Income that you can receive for life;

    - Access to your money through withdrawals; and

    - The ability to tailor your income stream by choosing from multiple annuity benefit options and selecting the first date the amount of your payments will change.

You may allocate your Net Payment to the Fixed Income Option or the Variable Income Option, or a combination of both. If you select the Variable Income Option, you may allocate your money to the Sub-Accounts investing in the Underlying Funds. You select the investment allocation most appropriate for your income needs. As those needs change, you may also change your allocation without incurring any tax consequences.

WHAT CHOICES DO I MAKE WHEN I PURCHASE THE CONTRACT?

At the time you apply for the Contract, you choose:

    - the Annuitant(s) and the Beneficiary(ies);

    - the date annuity payments begin, which must be within twelve months of the Contract's Issue Date;

    - the annuity benefit option;

    - whether you want variable annuity payments based on the investment performance of the Underlying Funds (the Variable Income Option), fixed annuity payments with payment amounts guaranteed by the Company (the Fixed Income Option), or a combination of fixed and variable annuity payments;

    - a Change Frequency, if you allocate any portion of the Net Payment to the Variable Income Option (and you may select the first date your annuity payment will change); and

    - one of the available Assumed Investment Returns ("AIR") if you allocate any portion of the Net Payment to the Variable Income Option.

On the Annuity Income Date, you, or the payee you designate, will begin to receive income based on one of the several annuity benefit options available under the Contract.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, Allmerica Financial Life Insurance and Annuity Company (for contracts issued in all jurisdictions except New York) or First Allmerica Financial Life

Insurance Company (for contracts issued in New York). Each Contract has an Owner (or Joint Owners), an Annuitant (or Joint Annuitants) and one or more Beneficiaries.

The Annuitant is the person whose life is used to determine the duration of annuity payments involving a life contingency, unless payments are guaranteed for a certain number of years. The Beneficiary is the person, persons or entity entitled to the Death Benefit upon the death of the Owner prior to the Annuity Income Date or remaining annuity payments, if any, upon the death of the Owner on or after the Annuity Income Date. If the contract has Joint Owners and one Owner dies, the surviving Joint Owner is the primary Beneficiary.

HOW MUCH CAN I INVEST?

You may make a single purchase payment to the Contract. This payment is subject to a $75,000 minimum. The maximum single purchase payment is $5,000,000 without our prior approval. No additional payments may be made.

WHAT ARE MY INVESTMENT CHOICES?

You may allocate the Net Payment to the Fixed Income Option, the Variable Income Option, or a combination of both. Once selected, the Income Option may not be changed. If you select the Variable Income Option, you can allocate the Net Payment among the Sub-Accounts investing in the Underlying Funds.

VARIABLE INCOME OPTION: You have a choice of Sub-Accounts investing in the following Underlying Funds:

ALLMERICA INVESTMENT TRUST           FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Select Emerging Markets Fund         Overseas Portfolio
Select International Equity Fund     Equity-Income Portfolio
Select Aggressive Growth Fund        Growth Portfolio
Select Capital Appreciation Fund     High Income Portfolio
Select Value Opportunity Fund
Select Growth Fund                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Select Strategic Growth Fund         II
Core Equity Fund                     Asset Manager Portfolio
Equity Index Fund
Select Growth and Income Fund        T. ROWE PRICE INTERNATIONAL SERIES, INC.
Select Investment Grade Income Fund  T. Rowe Price International Stock
Government Bond Fund                 Portfolio
Money Market Fund                    DELAWARE GROUP PREMIUM FUND
                                     DGPF International Equity Series

FOR A MORE DETAILED DESCRIPTION OF THE UNDERLYING FUNDS, SEE INVESTMENT OBJECTIVES AND POLICIES.

FIXED INCOME OPTION: If you select the Fixed Income Option, your money will be supported by the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account.

CAN I MAKE TRANSFERS AMONG THE VARIABLE SUB-ACCOUNTS?

If you select the Variable Income Option, you may transfer among the Sub-Accounts investing in the Underlying Funds. You will incur no current taxes on transfers while your money remains in the Contract. See "G. Transfers of Annuity Units" under DESCRIPTION OF THE CONTRACT.

The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25. The automatic rebalancing under an Automatic Account Rebalancing program counts as one transfer for purposes of the 12 transfers guaranteed to be free of transfer charge in each Contract year. Each subsequent automatic rebalancing is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

WHAT IF I NEED TO MAKE A WITHDRAWAL?

You have the right to make withdrawals after the Annuity Income Date. The type of withdrawal and the number of withdrawals that may be made each calendar year depends upon whether the annuity benefit option is based upon the life of one or more Annuitants with no guaranteed payments (a "Life Annuity" option), under a life annuity benefit option that in part provides for a guaranteed number of payments (a "Life Annuity with Payment for a Certain Number of Years" or "Life Annuity with Cash Back" option), or an annuity benefit option based on a guaranteed number of payments (a "Payment for a Certain Number of Years" option). Under a Life Annuity option, the Owner may make one Payment Withdrawal each calendar year. Under a Life Annuity with Payment for a Certain Number of Years or a Life Annuity with Cash Back option, the Owner may make one Payment Withdrawal and one Present Value Withdrawal in each calendar year. Under a Payment for a Certain Number of Years option, the Owner may make multiple Present Value Withdrawals each calendar year. For more information, see "H. Withdrawals" under DESCRIPTION OF THE CONTRACT.

WHAT HAPPENS UPON DEATH OF THE OWNER OR THE ANNUITANT?

Before the Annuity Income Date, if an Owner or an Annuitant dies, a death benefit will be paid.

After the Annuity Income Date, if an Owner or an Annuitant dies, we will continue to pay remaining annuity payments, if any, in accordance with the terms of the annuity benefit option selected. See "I. Death Benefit" under DESCRIPTION OF THE CONTRACT.

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

We will deduct, on a daily basis, an annual mortality and expense risk charge and administrative expense charge equal to 1.25% and 0.20%, respectively, of the average daily net assets invested in each Fund. The Funds will incur certain management fees and expenses that are described in "Expenses of the Underlying Funds" under "A. Variable Account Deductions" and in the Fund prospectuses accompanying this Prospectus. These charges vary among the Underlying Funds and may change from year to year. In addition, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waivers/reimbursements see "Annual Underlying Fund Expenses" under SUMMARY OF FEES AND EXPENSES.

Depending upon the state in which you live, a deduction for state and local premium taxes, if any, may be made as described under "B. Premium Taxes" under CHARGES AND DEDUCTIONS.

You may request a withdrawal after the Annuity Income Date. Any withdrawals will result in a calculation by the Company of the present value of future annuity payments. For withdrawals taken within 5 years from the Issue date, an adjustment is made to the Assumed Investment Return ("AIR") you have chosen (in the case of a Variable Income Option) and/or the interest rate (in the case of a Fixed Income Option) used to calculate the present value of the future annuity payments.

The adjustment to the AIR or the interest rate used to determine the Present Value results in lower future annuity payments than if the adjustment had not been made. See "H. Withdrawals" under DESCRIPTION OF THE CONTRACT for additional information.

For more information regarding the charges applied to your Contract, see CHARGES AND DEDUCTIONS.

CAN I EXAMINE THE CONTRACT?

Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ninety days of receipt, the Contract will be canceled. See the "Right to Examine" provision on the cover of your Contract. If you cancel the Contract within ninety days after you received it, you will receive a refund of the Contract Value on the date the Contract is returned to us, plus any premium tax deducted on the Issue Date. However, if state law requires or if the Contract was issued as an Individual Retirement Annuity ("IRA"), and if you return the Contract within ten days after you have received it, you will receive a refund of the Single Purchase Payment less any annuity payments made and/or withdrawals taken. See "B. Right to Cancel" under DESCRIPTION OF THE CONTRACT.

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

    - You may change the Beneficiary, unless you have designated a Beneficiary irrevocably;

    - You may change the person(s) you have designated to receive your annuity payments;

    - If you selected the Variable Income Option, you may make transfers among your current investments without any tax consequences;

    - You may make withdrawals; and

    - You may cancel the Contract within ninety days of delivery.

              DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS,
       THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE, AND DGPF

THE COMPANIES. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. Allmerica Financial is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, Allmerica Financial is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1999, Allmerica Financial had over $17 billion in assets and over $26 billion of life insurance in force.

Effective October 1, 1995, Allmerica Financial changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. Allmerica Financial is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company that, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

First Allmerica Financial Life Insurance Company (First Allmerica), organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 1999, First Allmerica and its subsidiaries had over $25 billion in combined assets and over $43 billion of life insurance in force. Effective October 16, 1995, First Allmerica converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. First Allmerica is a wholly owned subsidiary of AFC. First Allmerica's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.

First Allmerica is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, First Allmerica is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Both Allmerica Financial and First Allmerica are charter members of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNTS. Each Company maintains a separate account called Separate Account VA-K (the "Variable Account"). The Variable Account of Allmerica Financial was authorized by vote of our Board of Directors on November 1, 1990. The Variable Account of First Allmerica was authorized by vote of our Board of Directors on November 1, 1990. Each Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts or the Company by the SEC.

Separate Account VA-K is a separate investment account of the Company. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of our general business, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company. Obligations under the Contracts are our obligations. Under Delaware and Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

We reserve the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. We also offer other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition the Variable Account may invest in other underlying funds which are not available to the Contracts described in this Prospectus.

ALLMERICA INVESTMENT TRUST. Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Thirteen investment portfolios of the Trust are currently available under the Contract, each issuing a series of shares: the Core Equity Fund, Select Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Emerging Markets Fund, Select Strategic Growth Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Select Value Opportunity Fund. Shares of the Trust are not offered to the general public but solely to such variable accounts.

Allmerica Financial Investment Management Services, Inc. ("AFIMS"), a wholly owned subsidiary of Allmerica Financial, serves as the investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND. Fidelity Variable Insurance Products Fund ("Fidelity VIP") managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Contract: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

FMR is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It provides a number of mutual funds and other clients with investment research and portfolio management services.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II. Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion above) is an open-end, diversified management investment company registered with the SEC under the 1940 Act. One of its investment portfolios is available under the
Contract: Fidelity VIP II Asset Manager Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC.  T. Rowe Price International
Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming
International, Inc. ("Price-Fleming"), is an open-end, diversified management investment company registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Contracts: the T. Rowe Price International Stock Portfolio. One of its affiliates, T. Rowe Price Associates, Inc., serves as the Sub-Adviser to the Select Capital Appreciation Fund.

DELAWARE GROUP PREMIUM FUND. Delaware Group Premium Fund ("DGPF") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance contracts. One investment portfolio is available under the Contract, the International Equity Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International").

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information ("SAI") of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT EMERGING MARKETS FUND -- The Select Emerging Markets Fund seeks long-term growth of capital by investing in the world's emerging markets.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SELECT VALUE OPPORTUNITY FUND -- The Select Value Opportunity Fund seeks long-term growth by investing principally in a diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT GROWTH FUND -- The Select Growth Fund seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SELECT STRATEGIC GROWTH FUND -- The Select Strategic Growth Fund seeks long-term growth of capital by investing primarily in common stocks of established companies.

CORE EQUITY FUND -- The Core Equity Fund is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Core Equity Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective. This Fund was formerly known as the Growth Fund.

FIDELITY VIP GROWTH PORTFOLIO -- The Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- The Equity Index Fund seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating.

SELECT INVESTMENT GRADE INCOME FUND -- The Select Investment Grade Income Fund is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management. This fund was formerly known as the Investment Grade Income Fund.

GOVERNMENT BOND FUND -- The Government Bond Fund has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST MEET YOUR INDIVIDUAL NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS. THE INVESTMENT ADVISER OR SUB-ADVISER OF AN UNDERLYING FUND MAY MANAGE OTHER MUTUAL FUNDS THAT HAVE SIMILAR NAMES, GOALS, AND/OR STRATEGIES AS THOSE OF AN UNDERLYING FUND. DESPITE THESE SIMILARITIES, THERE MAY BE DIFFERENCES BETWEEN THE UNDERLYING FUND AND THE OTHER FUND MANAGED BY THE SAME ADVISER, WHICH COULD RESULT IN DIFFERENCES IN THE RISKS AND RETURNS OF THE TWO FUNDS. NO REPRESENTATION IS MADE THAT ANY UNDERLYING FUND IS SIMILAR TO OR DIFFERENT FROM OTHER FUNDS MANAGED BY THE SAME ADVISER. FOR INFORMATION ON AN UNDERLYING FUND, CONSULT ITS PROSPECTUS.

If there is a material change in the investment objective of a Fund, you will be notified of the change. If a portion of your Variable Income Option is allocated to that Fund, you may transfer this amount without charge to another Fund. We must receive your written request within 60 days of the latest of the:

    - effective date of the change in the investment objective or

    - receipt of the notice of your right to transfer.

                            PERFORMANCE INFORMATION

In order to help people understand how investment performance can affect money invested in the Sub-Accounts, the Company may advertise "total return" and average annual total return performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Performance results in Tables 1 and 2 are calculated with all charges assumed to be those applicable to the Contract, the Sub-Accounts and the Underlying Funds. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance. All performance tables referenced in this section may be found in the SAI. (Because Table 1 presents performance of a Sub-Account from its inception through December 31, 1999 and the Sub-Accounts were not created until after December 31, 1999, no performance numbers are currently shown in this Table. The discussion below reflects the manner in which performance will be calculated in the future for Table 1.)

The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage. The "average annual total return" represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Quotations of average annual total return as shown in Tables 1 and 2 are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.45% and the Underlying Fund charges which would be assessed if the investment were completely withdrawn at the end of the specified period.

The performance shown in Table 2 is calculated in exactly the same manner as that in Table 1; however, the period of time is based on the Underlying Fund's lifetime, which predates the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable annuity separate accounts or other investment products tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or
(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain contract features.

At times, we may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                          DESCRIPTION OF THE CONTRACT

Subject to certain restrictions discussed below, you have the right:

    - to select the annuity benefit option under which annuity payments are to be made;

    - to determine whether those payments are to be made on a fixed basis (the Fixed Income Option), a variable basis (the Variable Income Option), or a combination fixed and variable basis;

    - to allocate any portion of the Net Payment to the Variable Income Option. If so, you must choose:

       - how to allocate the Net Payment;

       - a Change Frequency (you may select the first date your annuity payment will change);

       - one of the available Assumed Investment Returns ("AIR") for a Variable Income Option (see "F. Variable Annuity Payments" below for details);

       - to elect how the Beneficiary should receive annuity payments, if any;
         and

       - to receive annuity payments (or designate someone else to receive annuity payments).

A.  SINGLE PURCHASE PAYMENT

You may make a single purchase payment to buy the Contract. This payment is subject to a $75,000 minimum. The maximum single purchase payment is $5,000,000 without our prior approval. No additional payments may be made.

The Company issues the Contract when its underwriting requirements are met. These requirements include receipt of the payment and allocation instructions by the Company at its Principal Office. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of Contracts.

Payments are to be made payable to the Company. The Net Payment is credited to the Contract and allocated as requested as of the date that all issue requirements are properly met. If all issue requirements are not completed within five business days of the Company's receipt of the single purchase payment, the payment will be returned immediately unless the Owner specifically consents to the holding of it pending completion of the outstanding issue requirements.

B.  RIGHT TO CANCEL

If you return the Contract to the Company within 90 days of receipt, the Contract will be cancelled.

If you purchase a Contract intended to qualify as an IRA or if you purchase the Contract in a state that requires a full refund, you may cancel the Contract and receive a refund as specified below.

REFUND WITHIN TEN DAYS OF RECEIPT. If you return the Contract within ten days (or longer if required by law) after you have received it, we will refund the Single Purchase Payment less the total amount of all annuity payments made or withdrawals taken.

REFUND AFTER TEN DAYS BUT WITHIN NINETY DAYS. If you return the Contract after ten days but within ninety days after the Issue Date, we will pay to you the Contract Value as of the date the Contract is returned to us plus any premium tax deducted on the Issue Date.

If you purchase a Contract that is not intended to qualify as an IRA or if you purchase the Contract in a state that does not require a full refund, you may cancel the Contract at any time within 90 days after receipt of the Contract and receive a refund. If you return the Contract, we will pay to you the Contract Value as of the date the Contract is returned to us plus any premium tax deducted on the Issue Date. This amount may be more or less than the Single Purchase Payment.

At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

In order to cancel the contract, you must mail or deliver the Contract to the agent through whom it was purchased, to our Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to any local agent of the Company. Mailing or delivery must occur within ten or ninety days, as applicable, after receipt of the Contract for cancellation to be effective. We ordinarily will send you a refund within seven days.

C.  ELECTING THE ANNUITY INCOME DATE

Annuity payments under the Contract will begin on the Annuity Income Date. You select the Annuity Income Date at the time of issue. The Annuity Income Date must be within twelve months of the Contract's Issue Date. You may not select the 29th, 30th or 31st day of the month for the Annuity Income Date.

The Internal Revenue Code (the "Code") and/or the terms of qualified plans may impose limitations on the age at which annuity payments may commence and the type of annuity benefit option that may be elected. You should carefully review the Annuity Income Date and the annuity benefit options with your tax advisor. See also FEDERAL TAX CONSIDERATIONS for further information.

D.  CHOOSING AN INCOME OPTION

You may choose a Fixed Income Option, a Variable Income Option or a combination of Fixed and Variable.

If you select a Fixed Income Option, each monthly annuity payment will be equal to the first (unless a withdrawal is made or as a result of the death of the first Joint Annuitant). Any portion of the Net Payment allocated to the Fixed Income Option will become part of our General Account.

If you select a Variable Income Option, you will receive monthly annuity payments based on the value of the Annuity Units in the chosen Sub-Account(s). Since the value of an Annuity Unit in a Sub-Account reflects the investment performance of the Sub-Account, the amount of annuity payments will vary. Under this Contract, you may choose the frequency with which you want annuity payments to vary (the Change Frequency), which may be monthly, quarterly, semi-annually, or annually. The Change Frequency is the frequency that changes due to the Sub-Account's investment performance will be reflected in the dollar value of a variable annuity payment. For example, if a monthly Change Frequency is in effect, payments may vary on a monthly basis. If a quarterly Change Frequency is selected, the amount of each monthly payment may change every three months and will be level within each three month cycle.

The amount of your annuity payment will change for the first time one Change Frequency Cycle after the Issue Date. (For example, if a quarterly Change Frequency is chosen, your annuity payments will change for the first time three months after the Annuity Income Date.) However, if you would like the amount of the payment to change sooner, you can indicate the desired month.

The income option selected must result in an initial payment of at least $100 (a lower amount may be required in certain jurisdictions.) We reserve the right to increase this minimum amount. If the income option selected does not produce an initial payment which meets this minimum, a single payment may be made.

E.  DESCRIPTION OF ANNUITY BENEFIT OPTIONS

The Company currently provides the following annuity benefit options:

LIFE ANNUITY OPTIONS

    - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. Payments cease with the last annuity payment due prior to the Annuitant's death.

    - JOINT LIFE ANNUITY WITH SURVIVOR BENEFIT -- Monthly payments during the Joint Annuitants' lifetimes. Upon the first death, payments will continue to you or the Beneficiary (whichever is applicable) for the survivor's remaining lifetime based on the previously elected level of 100%, two-thirds (66.67%) or one-half (50%) of the total number of Annuity Units for a Variable Income Option or the annuity payment for a Fixed Income Option.

LIFE ANNUITY WITH PAYMENT FOR A CERTAIN NUMBER OF YEARS OPTIONS

    - SINGLE LIFE ANNUITY -- Monthly payments guaranteed for a specified number of years and continuing thereafter during the Annuitant's lifetime. If the Annuitant dies before all guaranteed payments have been made, the remaining payments continue to you or the Beneficiary (whichever is applicable).

    - JOINT LIFE ANNUITY WITH SURVIVOR BENEFIT -- Monthly payments guaranteed for a specified number of years and continuing during the Joint Annuitants' lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime based on the previously elected level of 100%, two-thirds (66.67%) or one-half (50%) of the total number of Annuity Units for a Variable Income Option or the annuity payment for a Fixed Income Option. If the surviving Annuitant dies before all guaranteed payments have been made, the remaining payments continue to you or the Beneficiary (whichever is applicable).

LIFE ANNUITY WITH CASH BACK OPTIONS

    - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. At the Annuitant's death, any excess of the Net Payment, over the total amount of annuity payments made and withdrawals taken, will be paid to you or the Beneficiary (whichever is applicable).

    - JOINT LIFE ANNUITY WITH SURVIVOR BENEFIT -- Monthly payments during the Joint Annuitants' lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime based on the previously elected level of 100%, two-thirds (66.67%) or one-half (50%) of the total number of Annuity Units for a Variable Income Option or the annuity payment for a Fixed Income Option. At the surviving Annuitant's death, any excess of the Net Payment, over the total amount of annuity payments made and withdrawals taken, will be paid to you or the Beneficiary (whichever is applicable).

PAYMENT FOR A CERTAIN NUMBER OF YEARS OPTION

Monthly annuity payments for a chosen number of years ranging from five to thirty, or any other period certain option currently offered by the Company, are available. The Payment for a Certain Number of Years option does not involve a life contingency. In the computation of the annuity payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made.

F.  VARIABLE ANNUITY PAYMENTS

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result of dividing (1) by (2) and subtracting (3) and (4) where:

    (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

    (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

    (4) is an administrative charge equal to 0.20% on an annual basis of the daily value of the Sub-Account's assets.

THE ANNUITY UNIT AND ANNUITY UNIT VALUE. The Annuity Unit is a measure used to value the monthly annuity payments under a Variable Income Option. The value of an Annuity Unit in each Sub-Account on its inception date was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by the product of:

    (1) a discount factor equivalent to the Assumed Investment Return ("AIR") and

    (2) the Net Investment Factor of the Sub-Account funding the annuity payments for the applicable Valuation Period.

Subject to the chosen Change Frequency, annuity payments will increase if the annualized Net Investment Factor during that period is greater than the AIR and will decrease if it is less than the AIR. Where permitted by law, the Owner may select an AIR of 3%, 5%, or 7%. A higher AIR will result in a higher initial payment. However, subsequent payments will increase more slowly during periods when actual investment performance exceeds the AIR and will decrease more rapidly during periods when investment performance is less than the AIR.

DETERMINATION OF FIRST ANNUITY PAYMENT. The amount of the first periodic variable annuity payment depends on the:

    - annuity benefit option chosen;

    - length of the annuity benefit option elected;

    - age of the Annuitant;

    - gender of the Annuitant (if applicable, see "M. NORRIS Decision"):

    - value of the amount applied under the annuity benefit option;

    - applicable annuity benefit option rates based on the Annuity 2000 Mortality Table; and

    - AIR selected.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. We have Variable Income Option Rates that determine the dollar amount of the first monthly payment under each Variable Income Option for each $1,000 of Net Payment. We calculate this amount assuming there is no change in the Annuity Unit Value. We then divide the

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
amount of the first annuity payment attributable to a particular Sub-Account by the Annuity Unit Value of that Sub-Account to determine the number of Annuity Units credited to your Contract. This number of Annuity Units remains fixed under all annuity benefit options, except Joint and Survivor annuity benefit options that reduce the number of Annuity Units upon the first death. However, the number of variable annuity units under any annuity benefit option could change if transfers or withdrawals are made.

DOLLAR AMOUNT OF FIRST VARIABLE ANNUITY PAYMENT. The dollar amount of the first variable annuity payment will equal the number of Annuity Units of each Sub-Account multiplied by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS. The dollar amount of subsequent variable annuity payments will vary with the Annuity Unit Value of the selected Sub-Account(s) on certain dates. The dollar amount of variable annuity payments remains level until the Date of First Change and within each Change Frequency cycle. On the Date of First Change and as of the start of each Change Frequency cycle, the dollar amount of the variable annuity payment is determined by multiplying the number of Annuity Units of each Sub-Account by the Annuity Unit Value of that Sub-Account on the applicable Valuation Date.

For an illustration of the calculation of a variable annuity payment using a hypothetical example, see "Annuity Payments" in the SAI.

PAYMENT OF ANNUITY PAYMENTS. You will receive the annuity payments unless you request in writing that payments be made to another person, persons, or entity. If you (or, if there are Joint Owners, the surviving Joint Owner) die on or after the Annuity Income Date, the Beneficiary will become the Owner of the Contract. Any remaining guaranteed annuity payments will continue to the Beneficiary in accordance with the terms of the annuity benefit option selected. If there are Joint Owners on or after the Annuity Income Date, upon the first Owner's death, any remaining guaranteed annuity payments will continue to the surviving Joint Owner in accordance with the terms of the annuity benefit option selected.

If the Annuitant dies on or after the Annuity Income Date, but before all guaranteed annuity payments have been made, any remaining guaranteed payments will continue to be paid to you or the payee you have designated. Upon the death of the Owner, the Beneficiary will become the Owner. The Beneficiary may elect to receive in a single sum the Present Value of any remaining guaranteed annuity payments. For discussion of Present Value calculation, see "Calculation of Present Value" below.

G.  TRANSFERS OF ANNUITY UNITS

You may transfer among the available Sub-Accounts upon written or telephone request to us. Transfers may be made (a) before the Annuity Income Date and before the death of an Owner or an Annuitant; or (b) after the Annuity Income Date and as long as annuity payments are payable under the annuity benefit option selected. A properly completed authorization form must be on file before telephone requests will be honored. See "K. Telephone Authorization" under DESCRIPTION OF THE CONTRACT for more information. A designated number of Annuity Units equal to the dollar amount of the transfer requested will be exchanged for an equivalent dollar amount of Annuity Units of another Sub-Account. Transfer values will be based on the Annuity Unit Value next computed after receipt of the transfer request.

Currently, we do not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, we reserve the right to assess a charge, guaranteed never to exceed $25, to reimburse us for the expense of processing transfers. The automatic rebalancing under an Automatic Account Rebalancing program counts as one transfer for purposes of the 12 transfers guaranteed to be free of transfer charge in each Contract year. Each subsequent automatic rebalancing is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

Any transfer made because of a material change in the investment objective of a Sub-Account will not count towards the 12 free transfers, nor will we charge you a transfer fee. As of the date of this Prospectus, transfers may be made to all of the Sub-Accounts. However, we reserve the right to establish and impose reasonable rules restricting transfers. All transfers are subject to our consent.

AUTOMATIC ACCOUNT REBALANCING. You may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with your specified percentage allocations. Each rebalancing will result in a change in the number of Annuity Units. As frequently as you elect, we will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made.

Automatic Account Rebalancing will continue until we receive and record your request to terminate.

H.  WITHDRAWALS

WITHDRAWALS AFTER THE ANNUITY INCOME DATE FROM QUALIFIED AND NON-QUALIFIED CONTRACTS MAY HAVE ADVERSE TAX CONSEQUENCES. BEFORE MAKING A WITHDRAWAL, PLEASE CONSULT WITH YOUR TAX ADVISOR AND SEE FEDERAL TAX CONSIDERATION, "C. TAX ON WITHDRAWALS."

You have the right, based on the annuity benefit option selected, to make withdrawals. Withdrawals may be made (a) before the Annuity Income Date and before the death of an Owner or an Annuitant, or (b) after the Annuity Income Date and as long as annuity payments are payable under the annuity benefit option selected. Two withdrawal options may be available to you: a Payment Withdrawal Amount option or a Present Value Withdrawal option.

The Owner must submit to the Principal Office a signed, written request indicating the desired dollar amount of the withdrawal. If the amount requested is greater than the maximum amount that may be withdrawn at that time, the Company will allow the withdrawal only up to the maximum amount. The minimum amount of a withdrawal is $100. Any withdrawal is normally payable within seven days following our receipt of the withdrawal request.

The type of withdrawal and the number of withdrawals that may be made each calendar year depends upon whether the annuity benefit option is based upon the life of one or more Annuitants with no guaranteed payments (a "Life Annuity option"), under a life annuity benefit option that in part provides for a guaranteed number of payments (a "Life Annuity with Payment for a Certain Number of Years" or "Life Annuity with Cash Back" option), or an annuity benefit option based on a guaranteed number of payments (a "Payment for a Certain Number of Years" option).

-   WITHDRAWALS UNDER LIFE ANNUITY OPTIONS

    The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity payments.

- WITHDRAWALS UNDER LIFE ANNUITY WITH PAYMENT FOR A CERTAIN NUMBER OF YEARS OR LIFE ANNUITY WITH CASH BACK OPTIONS

    The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity payments.

    The Owner may make one Present Value Withdrawal in each calendar year, if there are remaining guaranteed annuity payments. The amount of each Present Value Withdrawal represents a percentage of the present value of the REMAINING GUARANTEED annuity payments. Each year a Present Value Withdrawal is taken, the Company records the percentage of the present value of the then remaining guaranteed annuity payments that was withdrawn. The total percentage withdrawn over the life of the Contract cannot exceed 75%. This means that each Present Value Withdrawal is limited by the REMAINING AVAILABLE PERCENTAGE. (For example, assume that in year three the Owner withdraws 15% of the then current present value of the remaining guaranteed annuity payments. In year seven, the Owner withdraws 20% of the then present value of the remaining guaranteed annuity payments. After year seven, the Owner may make Present Value Withdrawal(s) of up to 40% (75%-35%) of the present value of any remaining guaranteed annuity payments.)

    Under a Life Annuity with Payment for a Certain Number of Years or Life Annuity with Cash Back option, if the Annuitant is still living after the guaranteed annuity payments have been made, the number of Annuity Units or dollar amount applied to future annuity payments will be restored as if no Present Value Withdrawal(s) had taken place. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," below.

-   WITHDRAWALS UNDER PAYMENT FOR CERTAIN NUMBER OF YEARS OPTIONS

    The Owner may make multiple Present Value Withdrawals in each calendar year, up to 100% of the present value of the guaranteed annuity payments. Withdrawal of 100% of the present value of the guaranteed annuity payments will result in termination of the Contract.

The amount of each Payment Withdrawal or Present Value Withdrawal represents a portion of the present value of the remaining annuity payments or remaining guaranteed annuity payments, respectively, and proportionately reduces the number of Annuity Units (under a variable income option) or dollar amount (under a fixed income option) applied to future annuity payments. Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity payments. See "Calculation of Proportionate Reduction," below. The present value is calculated with a discount rate that will include an additional charge if a withdrawal is taken within 5 years of the Issue Date. See "Calculation of Present Value," below.

CALCULATION OF PROPORTIONATE REDUCTION. Each Payment Withdrawal proportionately reduces the number of Annuity Units applied to each future variable annuity payment or the dollar amount applied to each future fixed annuity payment. Each Present Value Withdrawal proportionately reduces the number of Annuity Units applied to each future guaranteed variable annuity payment or the dollar amount applied to each future guaranteed fixed annuity payment. Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity payments.

- PAYMENT WITHDRAWALS. Payment Withdrawals are available under Life Annuity, Life Annuity with Payment for a Certain Number of Years, or Life Annuity with Cash Back options. The Owner may make one Payment Withdrawal in each calendar year.

  Under a variable income option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable annuity payment (determined immediately prior to the withdrawal) by the following fraction:

                        Amount of the variable withdrawal
                    ------------------------------------------
                 Present value of all remaining variable annuity
                   payments immediately prior to the withdrawal

  Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity payments.

  Under a fixed income option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining fixed annuity payments.

  If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

- PRESENT VALUE WITHDRAWALS. Present Value Withdrawals are available under Life Annuity with Payment for a Certain Number of Years or Life Annuity with Cash Back options (the Owner may make one Present Value Withdrawal in each calendar year, if there are remaining guaranteed annuity payments) and under Payment for a Certain Number of Years options (the Owner may make multiple Present Value Withdrawals in each calendar year).

  Under a variable income option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable guaranteed annuity payment (determined immediately prior to the withdrawal) by the following fraction:

                        Amount of the variable withdrawal
                -------------------------------------------------
              Present value of remaining guaranteed variable annuity
                   payments immediately prior to the withdrawal

  Under a fixed income option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining guaranteed fixed annuity payments.

  Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower variable annuity payments with respect to the guaranteed payments. Under a fixed income option, the proportionate reduction will result in lower fixed annuity payments with respect to the guaranteed payments. However, under a Life Annuity with Payments for a Certain Number of Years option or Life Annuity with Cash Back option, if the Annuitant is still living after the guaranteed number of annuity payments has been made, the number of Annuity Units or dollar amount of future annuity payments will be restored as if no Present Value Withdrawal(s) had taken place.

  If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

CALCULATION OF PRESENT VALUE. When a withdrawal is taken, the present value of future annuity payments is calculated based an assumed mortality table and a discount rate. The mortality table that is used will be equal to the mortality table used at the time of annuitization to determine the annuity payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate). The discount rate is the AIR (for a variable income option) or the interest rate (for a fixed income option) that was used at the time of annuitization to determine the annuity payments. If a withdrawal is made within 5 years of the Issue Date, the discount rate is increased by one of the following charges ("Withdrawal Adjustment Charge"):

    - 15 or more years of annuity payments being valued --                 1.00%

    - 10-14 years of annuity payments being valued --                      1.50%

    - Less than 10 years of annuity payments being valued --               2.00%

The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

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
For each Payment Withdrawal, the number of years of annuity payments being valued depends upon the life expectancy of the Annuitant at the time of the withdrawal. The life expectancy will be determined by a mortality table that will be equal to the mortality table used at the time of annuitization to determine the annuity payments (currently the Annuity 2000 Mortality Table).

Because the impact of the Withdrawal Adjustment Charge will depend on the type of the withdrawal taken, you should carefully consider the following before making a withdrawal (especially if you are making the withdrawal under a Life with Payment for a Certain Number of Years or Life Annuity with Cash Back option):

    - For a Payment Withdrawal, the present value calculation (including any applicable adjustments to the discount rate) affects the proportionate reduction of the remaining number of Annuity Units (under a variable income option) or dollar amount (under a fixed income option), applied to each future annuity payment, as explained in "Calculation of Proportionate Reduction -- Payment Withdrawals," above. If a Withdrawal Adjustment Charge applies, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future annuity payment. This will result in lower future annuity payments, all other things being equal.

    - For a Present Value Withdrawal, the discount factor is used in determining the maximum amount that can be withdrawn under the present value calculation. If a Withdrawal Adjustment Charge applies, the discount factor will be higher, and the maximum amount that can be withdrawn will be lower. In addition, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future guaranteed annuity payment. This will result in lower future annuity payments with respect to the guaranteed payments, all other things being equal. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," above.

For examples comparing a Payment Withdrawal and a Present Value Withdrawal, see APPENDIX B -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS.

I.  DEATH BENEFIT

DEATH OF AN OWNER OR AN ANNUITANT BEFORE THE ANNUITY INCOME DATE. If an Owner or an Annuitant dies before the Annuity Income Date, we will pay a death benefit equal to the Contract Value determined as of the Valuation Date on which we receive due proof of death. The death benefit will be paid to the Owner of the Contract. If there is no Owner or Joint Owner, we will pay the death benefit to the Beneficiary.

PAYMENT OF THE DEATH BENEFIT. Unless you have specified otherwise, the death benefit generally will be paid in one lump sum after receipt at the Principal Office of due proof of death. Instead of payment in one lump sum, the person entitled to the death benefit may, by written request, elect to receive a life annuity or an annuity for a certain number of years not extending beyond such person's life expectancy with annuity payments beginning no later than one year from the date of death.

THE SPOUSE OF THE DECEASED OWNER AS BENEFICIARY. The deceased Owner's spouse, if named as the sole Beneficiary, may by written request continue the Contract in lieu of receiving the death benefit upon the death of the Owner. Upon such election, the spouse becomes the Owner and Annuitant. As of the date of such election, annuity payments will be adjusted to reflect any change of Annuitant and Annuity Income Date. The new Annuity Income Date must be within twelve months of the Issue Date. Any subsequent spouse of the new Owner, if named as the Beneficiary, may not continue this Contract.

DEATH OF THE OWNER OR THE ANNUITANT AFTER THE ANNUITY INCOME DATE. If the Owner or the Annuitant dies after the Annuity Income Date, we will pay the remaining annuity payments, if any, in accordance with the terms of the annuity benefit option selected. Any remaining annuity payments will be paid to the Owner of the Contract. If there is no Owner or Joint Owner, then the Beneficiary will receive the payments and become the Owner of the Contract. The Beneficiary may elect to receive the Present Value of any remaining payments in one lump sum.

J.  GENERAL RESTRICTIONS ON PAYMENTS

For purposes of making annuity payments or payment of other benefits based on the value of a Sub-Account, the value of an Annuity Unit is determined as of the end of a Valuation Date, which is currently 4:00 p.m., Eastern time. Withdrawals, transfers, or payment of a death benefit from amounts under a Variable Income Option are usually paid within seven days of a request in proper form or, in the case of a death benefit, after we have received all necessary documentation. We reserve the right to defer withdrawals or transfers of amounts allocated to the Company's General Account for a period not to exceed six months. Deferred amounts will receive interest during the deferral period at a rate of at least 3%.

We reserve the right to defer payment on withdrawals, transfers, or payment of a death benefit from amounts in each Sub-Account in any period during which:

    - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays;

    - the SEC has by order permitted such suspension; or

    - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a Sub-Account is not reasonably practicable.

K.  TELEPHONE AUTHORIZATION

In order for the Owner to be able to initiate transactions over the telephone, a properly completed authorization must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that we will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded.

L.  ASSIGNMENT

The Contract may not be assigned.

M.  NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on unisex rates.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF.

A.  VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. We assess a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks we have assumed. The mortality risk arises from our guarantee that we will make annuity payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity benefit option selected), no matter how long the Annuitant lives and no matter how long all Annuitants as a class live. The mortality charge is deducted for any annuity benefit option selected on all Contracts, including those that do not involve a life contingency, even though we do not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from our guarantee that the charges we make will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, we will absorb the losses. To the extent this charge results in a profit to us, such profit will be available for use by us for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased.

ADMINISTRATIVE EXPENSE CHARGE. We assess each Sub-Account with a daily charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. This charge may not be increased. The daily Administrative Expense Charge is assessed to help defray administrative expenses incurred in the administration of the Sub-Account.

Deductions for the Administrative Expense Charge are designed to reimburse us for the cost of administration and related expenses. The administrative functions and expense assumed by us in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

EXPENSES OF THE UNDERLYING FUNDS. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. These fees and expenses may vary each year. They are not fixed or specified under the terms of the Contract, and they are not the responsibility of the Company. The prospectuses and SAI's of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF contain additional information concerning expenses of the Underlying Funds.

B.  PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. We assess a charge for state and municipal premium taxes, when applicable, and deduct the amount paid as a premium tax charge. Our current practice is to deduct the premium tax charge when the Single Purchase Payment is received.

C.  TRANSFER CHARGE

We currently do not charge for processing transfers. We guarantee that the first 12 transfers in a Contract year will be free of transfer charge, but reserve the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse us for the expense of processing transfers. For more information, see "G. Transfers of Annuity Units" under DESCRIPTION OF THE CONTRACT.

D.  WITHDRAWAL ADJUSTMENT CHARGE

After the Issue Date, each calendar year the Owner may withdraw a portion of the present value of either all future annuity payments or future guaranteed annuity payments. If a withdrawal is made within 5 years of the Issue Date, the AIR or interest rate used to determine the annuity payments is increased by one of the following adjustments:

        15 or more years of annuity payments being valued --               1.00%

        10-14 years of annuity payments being valued --                    1.50%

        Less than 10 years of annuity payments being valued --             2.00%

The adjustment to the AIR or interest rate used to determine the present value results in lower future annuity payments, and may be viewed as a charge under the Contract. The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For each Payment Withdrawal, the number of years of annuity payments being valued depends upon the life expectancy of the Annuitant at the time of the withdrawal. The life expectancy will be determined by a mortality table that will be equal to the mortality table used at the time of annuitization to determine the annuity payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate).

For more information see "H. Withdrawals," under DESCRIPTION OF THE CONTRACT.

                           FEDERAL TAX CONSIDERATIONS

The following is a general discussion of the federal income tax consequences of investing in this Contract. It is based upon the Company's understanding of current U.S. federal tax laws and does not address any state or local tax issues. THE DISCUSSION IS NOT INTENDED TO BE COMPLETE, NOR IS IT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR OWN CIRCUMSTANCES, INCLUDING ANY POSSIBLE APPLICATION OF SPECIAL RULES NOT DISCUSSED HERE.

The Company intends to assess a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

A.  ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs and for providing a series of periodic payments for life or a fixed number of years. Congress has provided special rules in the Internal Revenue Code ("Code") for how you will be taxed on these periodic payments. There are also special rules for withdrawals from an annuity that are not in the form of periodic payments. The rules may apply differently to Qualified Contracts (a retirement plan which meets the requirements of Code Sections 401, 403, 408 or 408A) and to Non-Qualified Contracts.

As the Contract Owner, you may be taxed when a distribution occurs, either as an annuity payment or as a withdrawal.

B.  TAX ON ANNUITY PAYMENTS

When amounts are received as annuity payments, a portion of each annuity payment is treated as a partial return of your single purchase payment and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your single purchase payment are fully includible in income.

The Code imposes a penalty tax of 10% of the amount includible in income upon certain distributions from annuity contracts occurring before the owner reaches age 59 1/2. One of the exceptions from this penalty applies to amounts received as annuity payments under an immediate annuity. To qualify as an immediate annuity, a contract must, among other things, provide for a series of substantially equal periodic payments during the annuity period, and must have an annuity starting date (that is, the Annuity Income Date) that is no later than one year from the contract's issue date. We believe that the Contract should be treated as an immediate annuity, so there should be no penalty applicable to amounts paid as annuity payments, regardless of the age of the Contract Owner.

C.  TAX ON WITHDRAWALS

WITHDRAWALS BEFORE THE ANNUITY INCOME DATE. When you make a withdrawal, the amount you receive will not be divided into taxable and non-taxable portions in the same way as an annuity payment. Withdrawals will be includible to the extent of the earnings in your Contract. These distributions may also be subject to a penalty tax equal to 10% of the amount that is includible in income. Some distributions are exempt from the 10% penalty tax, including: (1) distributions paid on or after you reach age 59 1/2; (2) distributions paid on or after your death; and (3) distributions paid if you become disabled (as defined in the Code). All Non-

Qualified contracts issued by the Company to you during the same calendar year will be aggregated to determine the taxable amount of any withdrawal.

WITHDRAWALS AFTER THE ANNUITY INCOME DATE. The Code does not specifically address refunds or withdrawals from immediate annuity contracts. The Internal Revenue Service ("IRS") has issued one private letter ruling concluding that the right to make these withdrawals does not prevent an annuity contract from qualifying as an immediate annuity. However, the ruling does not clearly state the effect of an actual withdrawal on the tax treatment of annuity payments made before and after the withdrawal. If, as a result of a withdrawal, distributions from a Contract after the annuity starting date were not substantially equal, there is a risk that the Contract could fail to qualify as an immediate annuity. In that case, the portion includible in income of each annuity payment received prior to your attaining age 59 1/2 would be subject to a 10% penalty tax (unless another exception to the penalty tax is applied). While we currently believe that a withdrawal will not adversely affect the favorable tax treatment of annuity payments received before or after the withdrawal and we intend to perform our tax reporting functions accordingly, there can be no assurance that the IRS will not take a contrary position. You should obtain competent tax advice prior to making a withdrawal from your Contract.

It is possible that the IRS will take the view that when withdrawals are taken after the Annuity Income Date, all amounts received by the taxpayer are taxable at ordinary income rates as amounts not received as an annuity. In addition, such amounts may be taxable to the recipient without regard to the Owner's investment in the Contract or any investment gain that might be present in the current annuity value.

For example, assume that a Contract Owner with a Contract Value of $100,000 of which $90,000 is comprised of investment in the Contract and $10,000 is investment gain, makes a withdrawal of $20,000 after the Annuity Income Date. Under this view, the Contract Owner would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, additional tax penalties may also apply.

These distributions may also be subject to a penalty tax equal to 10% of the amount that is includible in income. Some distributions are exempt from the 10% penalty tax, including: (1) distributions paid on or after you reach age 59 1/2;
(2) distributions paid on or after your death; and (3) distributions paid if you become disabled (as defined in the Code).

OWNERS OF QUALIFIED AND NON-QUALIFIED CONTRACTS SHOULD CONSIDER CAREFULLY THE TAX IMPLICATIONS OF ANY WITHDRAWAL REQUESTS AND THEIR NEED FOR CONTRACT FUNDS PRIOR TO THE EXERCISE OF THE WITHDRAWAL RIGHT. CONTRACT OWNERS SHOULD ALSO CONTACT THEIR TAX ADVISORS PRIOR TO MAKING ANY WITHDRAWALS.

D.  EXCHANGES

You may exchange another annuity contract to acquire a Contract. For tax purposes, the contract Issue Date will be the purchase date of the annuity contract you exchange. Accordingly, in order for your Contract to qualify as an immediate annuity, your Annuity Income Date must be no later than one year after the purchase date of the contract you are exchanging.

If you exchange your Contract in exchange for another annuity contract with the same Annuitant and Owner, the exchange will generally be treated as a tax-free exchange. An exchange for a contract with a different Annuitant or Owner would generally be treated as a taxable exchange.

E.  TAX WITHHOLDING

The Company is required to withhold taxes from any payment made from Non-Qualified and Qualified Contracts, including IRAs, unless you direct otherwise. You may not direct the Company to refrain from withholding taxes on certain distributions from a Qualified Contract that is part of a retirement plan under

Code Section 401 or 403. In addition, the Company is required to report distributions from both Qualified and Non-Qualified Contracts to the IRS.

F.  DIVERSIFICATION AND CONTROL OF UNDERLYING ASSETS

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract. The Underlying Funds have committed to us that they will comply with these requirements.

In addition, Treasury regulations provide that a contract may not be treated as an annuity contract for tax purposes if the contract owner has control over the assets underlying the contract. The IRS has not yet issued guidance on whether the degree of control you exercise over the underlying investments could cause you to be considered the owner of the Fund shares. If you, rather than the Company, were considered the owner of the Fund shares, your Contract would not be treated as an annuity. We believe that we will be the owner of the Fund shares for tax purposes; however, future IRS guidance may affect this conclusion and may have retroactive effect. This may affect whether the Underlying Funds will be able to continue to operate as described in the Funds' prospectus. Moreover, we reserve the right, but have no obligation, to modify the Contracts as we deem necessary or appropriate to ensure that the Contracts continue to qualify as annuities for tax purposes.

                             STATEMENTS AND REPORTS

You are sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, but possibly as frequent as quarterly, we will furnish a statement to you containing information about your Contract, including information as required by applicable law, rules and regulations. We will also send a confirmation statement to you each time a transaction is made. (Certain transactions made under recurring payment plans such as Automatic Account Rebalancing may in the future be confirmed quarterly rather than by immediate confirmations.) You should review the information in all statements carefully. All errors or corrections must be reported to us immediately to assure proper crediting to the Contract. We will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless you notify the Principal Office in writing within 30 days after receipt of the statement.

                                     LOANS

Loans will not be permitted under this contract.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to:
(1) transfer assets from the Variable Account or any of its Sub-Accounts to another of our separate accounts or sub-accounts having assets of the same class; (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law;
(3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act; (4) to substitute the shares of any other registered investment company or other investment medium for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if we determine that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account; (5) to change the methodology for determining the Net Investment Factor; and (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described above be made without notice to you in accordance with the 1940 Act.

We also reserve the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis which we will determine.

Shares of the Underlying Funds also are issued to the separate accounts of the Company and our affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although neither we nor any of the underlying investment companies currently foresee any such disadvantages to either variable life owners or variable annuity owners, we and the respective trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the attendant expenses.

If any of these substitutions or changes is made, we may endorse the Contracts to reflect the substitution or change, and will notify you of all such changes. If we deem it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or our other separate accounts.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

We reserve the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give you the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.

                                 VOTING RIGHTS

We will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from you. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to us. Shares for which no timely instructions are received will be voted in proportion to the instructions that are received. We also will vote shares in a Sub-Account that we own and which are not attributable to the Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result we determine that we are permitted to vote shares in our own right, whether or not such shares are attributable to the Contract, we reserve the right to do so.

The number of votes that you may cast will be determined by us as of the record date established by the Underlying Fund. The number of Underlying Fund shares will be determined by dividing the reserve held in each Sub-Account for the Variable Annuity by the net asset value of one Underlying Fund share. Ordinarily, voting interest in the Underlying Fund will decrease as the reserve for the Variable Annuity is depleted.

                                  DISTRIBUTION

The Contracts offered by this Prospectus may be purchased from representatives of Allmerica Investments, Inc., a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"). Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is also the principal underwriter and distributor and is an indirect wholly owned subsidiary of First Allmerica. The Contract also may be purchased from certain independent broker-dealers that are NASD members.

We pay commissions, not to exceed 5.0% of payments, to registered representatives of Allmerica Investments, Inc. Alternative commission schedules are available with varying initial commission amounts based on the Single Purchase Payment, plus ongoing annual compensation of up to 4% of annuity payments.

We intend to recoup commissions and other sales expenses through anticipated profits from our General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to you or to the Variable Account. You may direct any inquiries to your financial representative or to Annuity Client Services, Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, MA 01653, telephone 1-800-723-6550.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
         EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS

Assume in the examples below that a 64 year old male purchases a contract and selects a variable annuity payout option of Single Life Annuity with Payments Guaranteed for 10 Years, annuity payments begin in 12 months, an Assumed Investment Return ("AIR") of 3%, and an annual Change Frequency. Assume that the net single payment purchases 1,370 Annuity Units. The following examples assume the Annuity Unit Value is 1.000000 on the date payments begin and a net return of 8% (gross return of 9.45%).

PRESENT VALUE WITHDRAWALS

EXAMPLE 1. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the fourth contract year (the third year of the Annuity Payout phase).

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
       Present Value of Future Guaranteed Annuity Payments = $119,961.92

       Maximum Present Value Withdrawal Amount = $89,971.44 ($119,961.92 X 75%)

       Annuity Units after withdrawal = 342.50 (1,370 X (1 -
       (89,971.44/119,961.92)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $376.56

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 2. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the ninth contract year (eighth year of the Annuity Payout phase).

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment prior to withdrawal = $1,909.09

       Rate used in Calculation of Present Value = 3% (3% AIR)
       Present Value of Future Guaranteed Annuity Payments = $65,849.08

       Maximum Present Value Withdrawal Amount = $49,386.81 ($65,849.08 X 75%)

       Annuity Units after withdrawal = 342.50 (1,370 X (1 -
       (49,386.81/65,849.08)))
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment after withdrawal = $477.27

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Calculation of Present Value is not increased by a Withdrawal Adjustment Charge. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWALS

EXAMPLE 3. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the fourth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years.

       Last Monthly Annuity Payment = $1,436.50
       Withdrawal Amount = $14,365.00 (10 X 1,436.50)

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
       Present Value of Future Annuity Benefit Payments = $234,482.77

       Annuity Units after withdrawal = 1,286.07 (1,370 X (1 -
       (14,365.00/234,482.77)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $1,413.96

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 4. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the ninth contract year (eighth year of the Annuity Payout phase).

       Last Monthly Annuity Payment = $1,820.71
       Withdrawal Amount = $18,207.10 (10 X 1,820.71)

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment prior to withdrawal = $1,909.09

       Rate used in Calculation of Present Value = 3% (3% AIR)
       Present Value of Future Annuity Payments = $268,826.18

       Annuity Units after withdrawal = 1,272.71 (1,370 X (1 -
       (18,207.10/268,826.18)))
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment after withdrawal = $1,779.80

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Calculation of Present Value is not increased by a Withdrawal Adjustment Charge. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

PRESENT VALUE WITHDRAWAL VERSUS PAYMENT WITHDRAWAL

EXAMPLE 5. Assume that the Owner has taken no previous withdrawals and would like to take a $10,000 withdrawal at the beginning of the fourth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years. The following examples show the impact of taking the withdrawal under the Present Value Withdrawal Option and the Payment Withdrawal Option.

PRESENT VALUE WITHDRAWAL

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
       Present Value of future Guaranteed Annuity Payments = $119,961.92

       Withdrawal = $10,000

       Annuity Units after withdrawal = 1,255.80 (1,370 X (1 -
       (10,000/119,961.92)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $1,380.67

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 at the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWAL

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
       Present Value of future Annuity Payments = $234,482.77

       Withdrawal = $10,000

       Annuity Units after withdrawal = 1,311.57 (1,370 X (1 -
       (10,000/$234,482.77)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $1,442.00

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase at the end of the 10-year period during which the Company guaranteed to make payments.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS
                             SEPARATE ACCOUNT VA-K


This Prospectus provides important information about the ValuPlus Assurance Variable Immediate Annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except New York) or by First Allmerica Financial Life Insurance Company (in New York). The Contract is a single payment immediate combination variable and fixed annuity offered on both a group and individual basis. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.



A Statement of Additional Information dated May 4, 2000 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Allmerica Investments, Inc. at 1-800-723-6550. The Table of Contents of the Statement of Additional Information is listed on page 3 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


The Contract offers a Variable Income Option and a Fixed Income Option. The Variable Income Option is supported by a legally segregated separate account of the Company called the Variable Account. The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of the following funds:


AIM VARIABLE INSURANCE FUNDS              FEDERATED INSURANCE SERIES
AIM V.I. Capital Appreciation Fund        Federated American Leaders Fund II
AIM V.I. Value Fund                       Federated High Income Bond Fund II
THE ALGER AMERICAN FUND                   Federated Prime Money Fund II
Alger American Growth Portfolio
Alger American Leveraged AllCap           FRANKLIN TEMPLETON VARIABLE
Portfolio                                 INSURANCE PRODUCTS
Alger American Small Capitalization       TRUST (CLASS 2)
Portfolio                                 Templeton Asset Strategy Fund
                                          Templeton International Securities
ALLMERICA INVESTMENT TRUST                Fund
AIT Money Market Fund                     MFS-REGISTERED TRADEMARK- VARIABLE
DREYFUS VARIABLE INVESTMENT FUND          INSURANCE TRUST-SM-
Dreyfus VIF Appreciation Portfolio        MFS-Registered Trademark- Growth
Dreyfus VIF Quality Bond Portfolio        With Income Series
                                          MFS-Registered Trademark- Utilities
THE DREYFUS SOCIALLY RESPONSIBLE          Series
GROWTH FUND, INC.
Dreyfus Socially Responsible Growth       OPPENHEIMER VARIABLE ACCOUNT FUNDS
Fund                                      Oppenheimer Main Street Growth &
                                          Income Fund/VA
EVERGREEN VARIABLE ANNUITY TRUST          Oppenheimer Small Cap Growth
Evergreen VA Equity Index Fund            Fund/VA
Evergreen VA Foundation Fund              Oppenheimer Strategic Bond Fund/VA
Evergreen VA Global Leaders Fund
Evergreen VA Small Cap Value Fund


The Company's General Account will support the Fixed Income Option.

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               DATED MAY 4, 2000

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................         4
SUMMARY OF FEES AND EXPENSES................................         6
SUMMARY OF CONTRACT FEATURES................................        12
DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS AND THE
 UNDERLYING INVESTMENT COMPANIES............................        16
INVESTMENT OBJECTIVES AND POLICIES..........................        18
PERFORMANCE INFORMATION.....................................        21
DESCRIPTION OF THE CONTRACT.................................        23
  A.   Single Purchase Payment..............................        23
  B.   Right to Cancel......................................        23
  C.   Electing the Annuity Income Date.....................        24
  D.   Choosing an Income Option............................        24
  E.   Description of Annuity Benefit Options...............        25
  F.   Variable Annuity Payments............................        26
        Net Investment Factor...............................        26
        The Annuity Unit and Annuity Unit Value.............        26
        Determination of First Annuity Payment..............        26
        Determination of the Number of Annuity Units........        26
        Dollar Amount of First Variable Annuity Payment.....        27
        Dollar Amount of Subsequent Variable Annuity
        Payments............................................        27
        Payment of Annuity Payments.........................        27
  G.   Transfers of Annuity Units...........................        27
        Automatic Account Rebalancing.......................        28
  H.   Withdrawals..........................................        28
        Calculation of Proportionate Reduction..............        29
        Calculation of Present Value........................        30
  I.   Death Benefit........................................        31
        Death of an Owner or an Annuitant Before the Annuity
        Income Date.........................................        31
        Payment of the Death Benefit........................        31
        The Spouse of the Deceased Owner as Beneficiary.....        31
        Death of the Owner or the Annuitant After the
        Annuity Income Date.................................        31
  J.   General Restrictions on Payments.....................        32
  K.   Telephone Authorization..............................        32
  L.   Assignment...........................................        32
  M.  NORRIS Decision.......................................        32
CHARGES AND DEDUCTIONS......................................        33
  A.   Variable Account Deductions..........................        33
        Mortality and Expense Risk Charge...................        33
        Administrative Expense Charge.......................        33
        Expenses of the Underlying Funds....................        33
  B.   Premium Taxes........................................        33
  C.   Transfer Charge......................................        34
  D.   Withdrawal Adjustment Charge.........................        34
FEDERAL TAX CONSIDERATIONS..................................        35
  A.   Annuity Contracts in General.........................        35
  B.   Tax on Annuity Payments..............................        35
  C.   Tax on Withdrawals...................................        35
        Withdrawals Before the Annuity Income Date..........        35
        Withdrawals After the Annuity Income Date...........        36
  D.   Exchanges............................................        36
  E.   Tax Withholding......................................        36
  F.   Diversification and Control of Underlying Assets.....        37

STATEMENTS AND REPORTS......................................        37
LOANS.......................................................        37
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........        37
CHANGES TO COMPLY WITH LAW AND AMENDMENTS...................        38
VOTING RIGHTS...............................................        38
DISTRIBUTION................................................        38
LEGAL MATTERS...............................................        39
FURTHER INFORMATION.........................................        39
APPENDIX A -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND
 PAYMENT WITHDRAWALS........................................       A-1

                 STATEMENT OF ADDITIONAL INFORMATION
                          TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY.............................         2
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
 COMPANY....................................................         4
SERVICES....................................................         4
UNDERWRITERS................................................         4
ANNUITY PAYMENTS............................................         5
PERFORMANCE INFORMATION.....................................         6
FINANCIAL STATEMENTS........................................       F-1

                                 SPECIAL TERMS

ANNUITANT: the person who must be alive for annuity payments to be made (unless payments are guaranteed). Joint Annuitants are permitted and, unless otherwise indicated, any reference to Annuitant shall include Joint Annuitants. In contrast, the person to whom annuity payments are made is the Owner (or a person requested by the Owner). The Annuitant and the Owner may be the same individual.

ANNUITY INCOME DATE: the date annuity payments begin. The Annuity Income Date must be within twelve months of the Contract's Issue Date.

ANNUITY UNIT: a measure used to calculate annuity payments under a Variable Income Option.

ASSUMED INVESTMENT RETURN (AIR): used to calculate the initial variable annuity payment and to determine how the payment will change over time in response to the investment performance of the selected Sub-Accounts.

BENEFICIARY: the person, persons or entity entitled to the Death Benefit upon the death of the Owner prior to the Annuity Income Date or remaining annuity payments, if any, upon the death of the Owner on or after the Annuity Income Date.

CHANGE FREQUENCY: the frequency (monthly, quarterly, semi-annually or annually) that the dollar value of an annuity payment under a Variable Income Option will change due to investment performance.

COMPANY (WE, US OR OUR): Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except New York) or First Allmerica Financial Life Insurance Company (in New York).

CONTRACT VALUE: the Present Value of all future and/or remaining annuity payments. (See the section entitled "Present Value Determination.")

CONTRACT YEAR: a period of twelve consecutive months starting on the Contract's Issue Date or on any anniversary of the Issue Date.

DATE OF FIRST CHANGE: the date on which your variable annuity payment will change in value for the first time.

FIXED INCOME OPTION: an income option with annuity payments that are fixed in amount (unless a withdrawal is taken or as a result of the death of the first Joint Annuitant).

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

ISSUE DATE: the date the Contract is issued and the date that is used to determine Contract days, Contract months, Contract years and anniversaries.

NET PAYMENT: the Single Purchase Payment less any premium tax.

OWNER (YOU OR YOUR): the person, persons (Joint Owners) or entity entitled to exercise the rights and privileges under this Contract. Unless otherwise indicated, any reference to You and Your shall include Joint Owners.


SUB-ACCOUNT: a subdivision of the Variable Account. Each Sub-Account available under the Contract invests exclusively in the shares of a corresponding investment portfolio of AIM Variable Insurance Funds, The Alger American Fund, Allmerica Investment Trust, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Evergreen Variable Annuity Trust, Federated Insurance Series, Franklin

Templeton Variable Insurance Products Trust, MFS-Registered Trademark- Variable Insurance Trust-SM-, or the Oppenheimer Variable Account Funds.



UNDERLYING FUND (FUNDS): an investment portfolio of AIM Variable Insurance Funds, The Alger American Fund, Allmerica Investment Trust, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Evergreen Variable Annuity Trust, Federated Insurance Series, Franklin Templeton Variable Insurance Products Trust, MFS-Registered Trademark- Variable Insurance Trust-SM-, or the Oppenheimer Variable Account Funds.


VALUATION DATE: a day on which the net asset value of the unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD: a period used in measuring the investment experience of a Sub-Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

VARIABLE ACCOUNT: one of our separate accounts, which we call Separate Account VA-K, consisting of assets segregated from our other assets. The investment performance of the assets of each of our separate accounts (and, under the Contract, each Sub-Account) is determined separately from our other assets and the assets are not chargeable with liabilities arising out of any other business which we may conduct.

VARIABLE INCOME OPTION: an income option providing for annuity payments varying in amount in accordance with the investment experience of the Underlying Funds selected.

VARIABLE INCOME OPTION RATE: the factor applied to the portion of the Net Payment allocated to the Variable Income Option and used to determine the number of Annuity Units in each annuity payment. The factor takes into account the Issue Date, the Annuity Income Date, annuity benefit option, the Assumed Investment Return, the Change Frequency and Date of First Change.

                          SUMMARY OF FEES AND EXPENSES


There are certain fees and expenses that you will bear under the ValuPlus Assurance Variable Immediate Annuity Contract. The purpose of the following tables is to assist you in understanding these fees and expenses. The tables show (1) charges under the Contract, including (2) annual expenses of the Sub-Accounts, and (3) annual expenses of the Funds. Contract charges including the annual Sub-Account expenses are specified under the terms of the Contract. Annual Fund expenses are not fixed or specified under the terms of the Contract and will vary from year to year. In addition to the charges and expenses described below, premium taxes are applicable in some states and deducted as described under "B. Premium Taxes" under CHARGES AND DEDUCTIONS.


                                                                CHARGE
(1) CONTRACT CHARGES:                                           ------
TRANSFER CHARGE:                                                 None
  We currently do not charge for processing transfers and
  guarantee that the first 12 transfers in a Contract year
  will not be subject to a transfer charge. For each
  subsequent transfer, we reserve the right to assess a
  charge, guaranteed never to exceed $25, to reimburse us
  for the costs of processing the transfer.

WITHDRAWAL ADJUSTMENT CHARGE:
  After the Issue Date, you may request withdrawals, which will result in a calculation by the Company of the Present
  Value of future annuity payments. For withdrawals taken within 5 years from the Issue Date, the Assumed Investment
  Return ("AIR") you have chosen (in the case of a Variable
  Income Option) or the interest rate (in the case of a Fixed Income Option) used to determine the Present Value is increased by a Withdrawal Adjustment Charge in the following manner:

ADJUSTMENT TO AIR OR INTEREST RATE:
    If 15 or more years of annuity payments are being           1.00%
    valued, the increase is                                     1.50%
    If 10-14 years of annuity payments are being valued, the    2.00%
    increase is
    If less than 10 years of annuity payments are being
    valued, the increase is
  The increase to the AIR or interest rate used to determine the Present Value results in a greater proportionate
  reduction in the number of Annuity Units (under a variable income option) or dollar amount (under a fixed income
  option), than if the increase had not been made. Because
  each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity
  Unit, the reduction in the number of Annuity Units will
  result in lower future variable annuity payments. See "H.
  Withdrawals" under DESCRIPTION OF THE CONTRACT for
  additional information.

(2) ANNUAL SUB-ACCOUNT EXPENSES:
  (on an annual basis as percentage of average daily net
  assets)
  Mortality and Expense Risk Charge:                            1.25%
  Administrative Expense Charge:                                0.20%
                                                                ------
  Total Annual Expenses:                                        1.45%

(3) ANNUAL UNDERLYING FUND EXPENSES: In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds as a percentage of average daily net assets for the year ended December 31, 1999, as adjusted for material changes. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.


                                       MANAGEMENT FEE                 OTHER EXPENSES     TOTAL FUND EXPENSES
                                         (AFTER ANY        12-B-1    (AFTER APPLICABLE     (AFTER WAIVERS/
UNDERLYING FUND                      VOLUNTARY WAIVERS)     FEES      REIMBURSEMENTS)      REIMBURSEMENTS)
---------------                      ------------------   --------   -----------------   -------------------
AIM V.I. Capital Appreciation
 Fund..............................         0.62%          0.00%          0.11%                0.73%
AIM V.I. Value Fund................         0.61%          0.00%          0.15%                0.76%
Alger American Growth Portfolio....         0.75%          0.00%          0.04%                0.79%
Alger American Leveraged AllCap
 Portfolio (4).....................         0.85%          0.00%          0.08%(4)             0.93%
Alger American Small Capitalization
 Portfolio.........................         0.85%          0.00%          0.05%                0.90%
AIT Money Market Fund (6)                   0.24%          0.00%          0.05%                0.29%(6)
Dreyfus VIF Appreciation
 Portfolio.........................         0.75%          0.00%          0.03%                0.78%
Dreyfus VIF Quality Bond
 Portfolio.........................         0.65%          0.00%          0.09%                0.74%
Dreyfus Socially Responsible Growth
 Fund..............................         0.75%          0.00%          0.04%                0.79%
Evergreen VA Equity Index Fund
 (1)(2)............................         0.00%          0.00%          0.30%                0.30%
Evergreen VA Foundation Fund (1)...         0.83%          0.00%          0.12%                0.95%
Evergreen VA Global Leaders Fund
 (1)...............................         0.68%          0.00%          0.32%                1.00%
Evergreen VA Small Cap Value Fund
 (1)...............................         0.51%          0.00%          0.49%                1.00%
Federated American Leaders Fund
 II................................         0.75%          0.00%          0.13%                0.88%
Federated High Income Bond Fund
 II................................         0.60%          0.00%          0.19%                0.79%
Federated Prime Money Fund II......         0.50%          0.00%          0.23%                0.73%
Templeton Asset Strategy Fund -
 Class 2...........................         0.60%          0.25%(7)       0.18%                1.03%
Templeton International Securities
 Fund - Class 2....................         0.69%          0.25%(7)       0.19%                1.13%
MFS-Registered Trademark- Growth
 With Income Series(3).............         0.75%          0.00%          0.13%(3)             0.88%(3)
MFS-Registered Trademark- Utilities
 Series(3).........................         0.75%          0.00%          0.16%(3)             0.91%(3)
Oppenheimer Main Street Growth &
 Income Fund/VA....................         0.73%          0.00%          0.05%                0.78%
Oppenheimer Small Cap Growth
 Fund/VA(5)........................         0.75%          0.00%          0.59%(5)             1.34%
Oppenheimer Strategic Bond
 Fund/VA...........................         0.74%          0.00%          0.04%                0.78%



(1)Evergreen Investment Management has voluntarily agreed to limit aggregate operating expenses (including investment advisory fees, but excluding interest, brokerage commissions and extraordinary expenses) of the Evergreen VA Equity Index Fund to 0.30% of average daily net assets. Without the voluntarily limit, total expenses of the Evergreen VA Equity Index Fund for 1999 are estimated to be 0.62% of average daily assets. Evergreen Asset Management Corp. has voluntarily agreed to limit aggregate operating expenses (including investment advisory fees, but excluding interest, brokerage commissions and extraordinary expenses) of the Evergreen VA Foundation Fund, Evergreen Global Leaders Fund, and Evergreen VA Small Cap Value Fund to 1.00% of average daily net assets. Without these voluntary limitations, total expenses of the Funds during 1999, as a percentage of average daily net assets, would have been 1.20% for Evergreen Global Leaders Fund, and 1.37% for Evergreen VA Small Cap Value Fund. The total operating expenses of the Evergreen VA Foundation Fund did not exceed the expense limitation throughout 1999.



(2)The inception date of the Evergreen VA Equity Index Portfolio is 9/29/99. Expenses have been estimated based upon current fund contracts.

(3)MFS-Registered Trademark- Growth With Income Series and
MFS-Registered Trademark- Utilities Series have an expense offset arrangement which reduces the series' custodian fee based on the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken account, "Net Expenses" would be lower for certain series and would equal: 0.87% for Growth With Income Series, and 0.90% for Utilities Series.



(4)Included in "Other Expenses" of the Alger American Leveraged AllCap Portfolio is 0.01% of interest expense.



(5)Reflects an agreement by the investment advisor to voluntarily limit aggregate other expenses to 0.49% of average daily net assets of the Oppenheimer Small Cap Growth Fund/VA.



(6)Until further notice Allmerica Financial Investment Management
Services, Inc. has declared a voluntary expense cap of 0.60% of average net assets for the AIT Money Market Fund. The total operating expenses of the AIT Money Market Fund did not exceed the expense limitation throughout 1999.



(7)The fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus.



Absent the voluntary limit on aggregate operating expenses, the actual Management Fees, Other Expenses and Total Operating Expenses were as follows:



                                                 MANAGEMENT    12-B-1     OTHER     TOTAL OPERATING
UNDERLYING FUND                                     FEES        FEES     EXPENSES      EXPENSES
---------------                                  ----------   --------   --------   ---------------
AIM V.I. Capital Appreciation Fund.............    0.62%       0.00%      0.11%          0.73%
AIM V.I. Value Fund............................    0.61%       0.00%      0.15%          0.76%
Alger American Growth Portfolio................    0.75%       0.00%      0.04%          0.79%
Alger American Leveraged AllCap Portfolio(2)...    0.85%       0.00%      0.08%(2)       0.93%
Alger American Small Capitalization
 Portfolio.....................................    0.85%       0.00%      0.05%          0.90%
AIT Money Market Fund..........................    0.24%       0.00%      0.05%          0.29%
Dreyfus VIF Appreciation Portfolio.............    0.75%       0.00%      0.03%          0.78%
Dreyfus VIF Quality Bond Portfolio.............    0.65%       0.00%      0.09%          0.74%
Dreyfus Socially Responsible Growth Fund.......    0.75%       0.00%      0.04%          0.79%
Evergreen VA Equity Index Fund(1)..............    0.32%       0.00%      0.30%          0.62%(1)
Evergreen VA Foundation Fund...................    0.75%       0.00%      0.20%          0.95%
Evergreen VA Global Leaders Fund...............    0.87%       0.00%      0.33%          1.20%
Evergreen VA Small Cap Value Fund..............    0.87%       0.00%      0.50%          1.37%
Federated American Leaders Fund II.............    0.75%       0.00%      0.13%          0.88%
Federated High Income Bond Fund II.............    0.60%       0.00%      0.19%          0.79%
Federated Prime Money Fund II..................    0.50%       0.00%      0.23%          0.73%
Templeton Asset Strategy Fund - Class 2........    0.60%       0.25%(4)   0.18%          1.03%(6)
Templeton International Securities Fund -
 Class 2.......................................    0.69%       0.25%(4)   0.19%          1.13%(5)
MFS-Registered Trademark- Growth With Income
 Series(3).....................................    0.75%       0.00%      0.13%(3)       0.88%(3)
MFS-Registered Trademark- Utilities
 Series(3).....................................    0.75%       0.00%      0.16%(3)       0.91%(3)
Oppenheimer Main Street Growth & Income
 Fund/VA.......................................    0.73%       0.00%      0.05%          0.78%
Oppenheimer Small Cap Growth Fund/VA...........    0.75%       0.00%      1.08%          1.83%
Oppenheimer Strategic Bond Fund/VA.............    0.74%       0.00%      0.04%          0.78%



(1)The inception date of the Evergreen VA Equity Index Portfolio is 9/29/99. Expenses have been estimated based upon current fund contracts.

(2)Included in "Other Expenses" of the Alger American Leveraged AllCap Portfolio is 0.01% of interest expense.



(3)Each series has an expense offset arrangement which reduces the series' custodian fee based on the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken account, "Net Expenses" would be lower for certain series and would equal: 0.87% for Growth With Income Series, and 0.90% for Utilities Series.



(4)The fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus.



(5)On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as:
Management Fees 0.65%, 12b-1 Fees 0.25%, Other Expenses 0.20%, and Total Fund Expenses 1.10%.



(6)On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Global Asset Allocation Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as:
Management Fees 0.60%, 12b-1 Fees 0.25%, Other Expenses 0.14%, and Total Fund Expenses 0.99%.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

Expense limitations described above may not include extraordinary expenses, such as litigation.

EXPENSE EXAMPLES: The following examples demonstrate the cumulative expenses which an Owner would pay at 1-year, 3-year, 5-year and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets and assumes that the Underlying Fund expenses listed above remain the same in each of the 1, 3, 5 and 10-year intervals. Because the expenses of the Underlying Funds differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND IS NOT A REPRESENTATION OF PAST OR FUTURE RETURNS.

Table (1) If you do not surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming the election of a 10-year period certain option, a 3% AIR and a 5% annual return on assets:


FUNDS                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----                                                        --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund.........................    $22        $61        $ 93       $133
AIM V.I. Value Fund........................................    $22        $62        $ 94       $135
Alger American Growth Portfolio............................    $22        $62        $ 95       $137
Alger American Leveraged AllCap Portfolio..................    $24        $66        $101       $145
Alger American Small Capitalization Portfolio..............    $23        $65        $100       $143
AIT Money Market Fund......................................    $17        $48        $ 74       $106
Dreyfus VIF Appreciation Portfolio.........................    $22        $62        $ 95       $136
Dreyfus VIF Quality Bond Portfolio.........................    $22        $61        $ 93       $134
Dreyfus Socially Responsible Growth Fund...................    $22        $62        $ 95       $137
Evergreen VA Equity Index Fund.............................    $17        $49        $ 74       $107
Evergreen VA Foundation Fund...............................    $24        $67        $102       $146
Evergreen VA Global Leaders Fund...........................    $24        $68        $104       $149
Evergreen VA Small Cap Value Fund..........................    $24        $68        $104       $149
Federated American Leaders Fund II.........................    $23        $65        $ 99       $142
Federated High Income Bond Fund II.........................    $22        $62        $ 95       $137
Federated Prime Money Fund II..............................    $22        $61        $ 93       $133
Templeton Asset Strategy Fund..............................    $25        $69        $105       $151
Templeton International Securities Fund....................    $26        $72        $109       $157
MFS-Registered Trademark- Growth With Income Series........    $23        $65        $ 99       $142
MFS-Registered Trademark- Utilities Series.................    $24        $66        $100       $144
Oppenheimer Main Street Growth & Income Fund/VA............    $22        $62        $ 95       $136
Oppenheimer Small Cap Growth Fund/VA.......................    $28        $78        $118       $170
Oppenheimer Strategic Bond Fund/VA.........................    $22        $62        $ 95       $136

Table (2) If you surrender* your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming the election of a 10 year period certain option, a 3% AIR, and a 5% net annual return on assets:


FUNDS                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----                                                        --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund.........................    $ 94       $108       $119       $133
AIM V.I. Value Fund........................................    $ 94       $109       $120       $135
Alger American Growth Portfolio............................    $ 94       $110       $121       $137
Alger American Leveraged AllCap Portfolio..................    $ 96       $114       $127       $145
Alger American Small Capitalization Portfolio..............    $ 96       $113       $126       $143
AIT Money Market Fund......................................    $ 89       $ 96       $100       $106
Dreyfus VIF Appreciation Portfolio                             $ 94       $110       $121       $136
Dreyfus VIF Quality Bond Portfolio.........................    $ 94       $109       $119       $134
Dreyfus Socially Responsible Growth Fund...................    $ 94       $110       $121       $137
Evergreen VA Equity Index Fund.............................    $ 90       $ 96       $101       $107
Evergreen VA Foundation Fund...............................    $ 96       $114       $128       $146
Evergreen VA Global Leaders Fund...........................    $ 97       $116       $130       $149
Evergreen VA Small Cap Value Fund..........................    $ 97       $116       $130       $149
Federated American Leaders Fund II.........................    $ 95       $112       $125       $142
Federated High Income Bond Fund II.........................    $ 94       $110       $121       $137
Federated Prime Money Fund II..............................    $ 94       $108       $119       $133
Templeton Asset Strategy Fund..............................    $ 97       $117       $132       $151
Templeton International Securities Fund....................    $ 98       $119       $136       $157
MFS-Registered Trademark- Growth With Income Series........    $ 95       $113       $125       $142
MFS-Registered Trademark- Utilities Series.................    $ 96       $113       $127       $144
Oppenheimer Main Street Growth & Income Fund/VA............    $ 94       $110       $121       $136
Oppenheimer Small Cap Growth Fund/VA.......................    $100       $125       $145       $170
Oppenheimer Strategic Bond Fund/VA.........................    $ 94       $110       $121       $136


*A surrender is only available if the Payment for a Certain Number of Years option is elected.

                          SUMMARY OF CONTRACT FEATURES


WHAT IS THE VALUPLUS ASSURANCE VARIABLE IMMEDIATE ANNUITY?



The ValuPlus Assurance Variable Immediate Annuity contract ("Contract") is an insurance contract designed to provide you, the Owner, with monthly annuity income during the lifetime of the Annuitant or Joint Annuitants, or for a period of years. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:


    - A menu of investment options that you can customize to support your annuity payments;

    - Underlying Funds managed by experienced professional investment advisers;

    - Income that you can receive for life;

    - Access to your money through withdrawals; and

    - The ability to tailor your income stream by choosing from multiple annuity benefit options and selecting the first date the amount of your payments will change.

You may allocate your Net Payment to the Fixed Income Option or the Variable Income Option, or a combination of both. If you select the Variable Income Option, you may allocate your money to the Sub-Accounts investing in the Underlying Funds. You select the investment allocation most appropriate for your income needs. As those needs change, you may also change your allocation without incurring any tax consequences.

WHAT CHOICES DO I MAKE WHEN I PURCHASE THE CONTRACT?

At the time you apply for the Contract, you choose:

    - the Annuitant(s) and the Beneficiary(ies);

    - the date annuity payments begin, which must be within twelve months of the Contract's Issue Date;

    - the annuity benefit option;

    - whether you want variable annuity payments based on the investment performance of the Underlying Funds (the Variable Income Option), fixed annuity payments with payment amounts guaranteed by the Company (the Fixed Income Option), or a combination of fixed and variable annuity payments;

    - a Change Frequency, if you allocate any portion of the Net Payment to the Variable Income Option (and you may select the first date your annuity payment will change); and

    - one of the available Assumed Investment Returns ("AIR") if you allocate any portion of the Net Payment to the Variable Income Option.

On the Annuity Income Date, you, or the payee you designate, will begin to receive income based on one of the several annuity benefit options available under the Contract.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, Allmerica Financial Life Insurance and Annuity Company (for contracts issued in all jurisdictions except New York) or First Allmerica Financial Life

Insurance Company (for contracts issued in New York). Each Contract has an Owner (or Joint Owners), an Annuitant (or Joint Annuitants) and one or more Beneficiaries.

The Annuitant is the person whose life is used to determine the duration of annuity payments involving a life contingency, unless payments are guaranteed for a certain number of years. The Beneficiary is the person, persons or entity entitled to the Death Benefit upon the death of the Owner prior to the Annuity Income Date or remaining annuity payments, if any, upon the death of the Owner on or after the Annuity Income Date. If the contract has Joint Owners and one Owner dies, the surviving Joint Owner is the primary Beneficiary.

HOW MUCH CAN I INVEST?

You may make a single purchase payment to the Contract. This payment is subject to a $75,000 minimum. The maximum single purchase payment is $5,000,000 without our prior approval. No additional payments may be made.

WHAT ARE MY INVESTMENT CHOICES?

You may allocate the Net Payment to the Fixed Income Option, the Variable Income Option, or a combination of both. Once selected, the Income Option may not be changed. If you select the Variable Income Option, you can allocate the Net Payment among the Sub-Accounts investing in the Underlying Funds.

VARIABLE INCOME OPTION: You have a choice of Sub-Accounts investing in the following Underlying Funds:


AIM VARIABLE INSURANCE FUNDS              FEDERATED INSURANCE SERIES
AIM V.I. Capital Appreciation Fund        Federated American Leaders Fund II
AIM V.I. Value Fund                       Federated High Income Bond Fund II
THE ALGER AMERICAN FUND                   Federated Prime Money Fund II
Alger American Growth Portfolio           FRANKLIN TEMPLETON VARIABLE
Alger American Leveraged AllCap           INSURANCE PRODUCTS
Portfolio                                 TRUST (CLASS 2)
Alger American Small Capitalization       Templeton Asset Strategy Fund
Portfolio                                 Templeton International Securities
ALLMERICA INVESTMENT TRUST                Fund
AIT Money Market Fund                     MFS-REGISTERED TRADEMARK- VARIABLE
                                          INSURANCE TRUST-SM-
DREYFUS VARIABLE INVESTMENT FUND          MFS-Registered Trademark- Growth
Dreyfus VIF Appreciation Portfolio        With Income Series
Dreyfus VIF Quality Bond Portfolio        MFS-Registered Trademark- Utilities
THE DREYFUS SOCIALLY RESPONSIBLE          Series
GROWTH                                    OPPENHEIMER VARIABLE ACCOUNT FUNDS
FUND, INC.                                Oppenheimer Main Street Growth &
Dreyfus Socially Responsible Growth       Income Fund/VA
Fund                                      Oppenheimer Small Cap Growth
                                          Fund/VA
EVERGREEN VARIABLE ANNUITY TRUST          Oppenheimer Strategic Bond Fund/VA
Evergreen VA Equity Index Fund
Evergreen VA Foundation Fund
Evergreen VA Global Leaders Fund
Evergreen VA Small Cap Value Fund


FOR A MORE DETAILED DESCRIPTION OF THE UNDERLYING FUNDS, SEE INVESTMENT OBJECTIVES AND POLICIES.

FIXED INCOME OPTION: If you select the Fixed Income Option, your money will be supported by the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account.

CAN I MAKE TRANSFERS AMONG THE VARIABLE SUB-ACCOUNTS?

If you select the Variable Income Option, you may transfer among the Sub-Accounts investing in the Underlying Funds. You will incur no current taxes on transfers while your money remains in the Contract. See "G. Transfers of Annuity Units" under DESCRIPTION OF THE CONTRACT.

The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25. The automatic rebalancing under an Automatic Account Rebalancing program counts as one transfer for purposes of the 12 transfers guaranteed to be free of transfer charge in each Contract year. Each subsequent automatic rebalancing is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

WHAT IF I NEED TO MAKE A WITHDRAWAL?

You have the right to make withdrawals after the Annuity Income Date. The type of withdrawal and the number of withdrawals that may be made each calendar year depends upon whether the annuity benefit option is based upon the life of one or more Annuitants with no guaranteed payments (a "Life Annuity" option), under a life annuity benefit option that in part provides for a guaranteed number of payments (a "Life Annuity with Payment for a Certain Number of Years" or "Life Annuity with Cash Back" option), or an annuity benefit option based on a guaranteed number of payments (a "Payment for a Certain Number of Years" option). Under a Life Annuity option, the Owner may make one Payment Withdrawal each calendar year. Under a Life Annuity with Payment for a Certain Number of Years or a Life Annuity with Cash Back option, the Owner may make one Payment Withdrawal and one Present Value Withdrawal in each calendar year. Under a Payment for a Certain Number of Years option, the Owner may make multiple Present Value Withdrawals each calendar year. For more information, see "H. Withdrawals" under DESCRIPTION OF THE CONTRACT.

WHAT HAPPENS UPON DEATH OF THE OWNER OR THE ANNUITANT?

Before the Annuity Income Date, if an Owner or an Annuitant dies, a death benefit will be paid.

After the Annuity Income Date, if an Owner or an Annuitant dies, we will continue to pay remaining annuity payments, if any, in accordance with the terms of the annuity benefit option selected. See "I. Death Benefit" under DESCRIPTION OF THE CONTRACT.

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

We will deduct, on a daily basis, an annual mortality and expense risk charge and administrative expense charge equal to 1.25% and 0.20%, respectively, of the average daily net assets invested in each Fund. The Funds will incur certain management fees and expenses that are described in "Expenses of the Underlying Funds" under "A. Variable Account Deductions" and in the Fund prospectuses accompanying this Prospectus. These charges vary among the Underlying Funds and may change from year to year. In addition, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waivers/reimbursements see "Annual Underlying Fund Expenses" under SUMMARY OF FEES AND EXPENSES.

Depending upon the state in which you live, a deduction for state and local premium taxes, if any, may be made as described under "B. Premium Taxes" under CHARGES AND DEDUCTIONS.

You may request a withdrawal after the Annuity Income Date. Any withdrawals will result in a calculation by the Company of the present value of future annuity payments. For withdrawals taken within 5 years from the Issue date, an adjustment is made to the Assumed Investment Return ("AIR") you have chosen (in the case of a Variable Income Option) and/or the interest rate (in the case of a Fixed Income Option) used to calculate the present value of the future annuity payments.

The adjustment to the AIR or the interest rate used to determine the Present Value results in lower future annuity payments than if the adjustment had not been made. See "H. Withdrawals" under DESCRIPTION OF THE CONTRACT for additional information.

For more information regarding the charges applied to your Contract, see CHARGES AND DEDUCTIONS.

CAN I EXAMINE THE CONTRACT?

Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ninety days of receipt, the Contract will be canceled. See the "Right to Examine" provision on the cover of your Contract. If you cancel the Contract within ninety days after you received it, you will receive a refund of the Contract Value on the date the Contract is returned to us, plus any premium tax deducted on the Issue Date. However, if state law requires or if the Contract was issued as an Individual Retirement Annuity ("IRA"), and if you return the Contract within ten days after you have received it, you will receive a refund of the Single Purchase Payment less any annuity payments made and/or withdrawals taken. See "B. Right to Cancel" under DESCRIPTION OF THE CONTRACT.

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

    - You may change the Beneficiary, unless you have designated a Beneficiary irrevocably;

    - You may change the person(s) you have designated to receive your annuity payments;

    - If you selected the Variable Income Option, you may make transfers among your current investments without any tax consequences;

    - You may make withdrawals; and

    - You may cancel the Contract within ninety days of delivery.

              DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS
                    AND THE UNDERLYING INVESTMENT COMPANIES


THE COMPANIES. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. Allmerica Financial is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, Allmerica Financial is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1999, Allmerica Financial had over $17 billion in assets and over $26 billion of life insurance in force.

Effective October 1, 1995, Allmerica Financial changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. Allmerica Financial is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company that, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

First Allmerica Financial Life Insurance Company ("First Allmerica"), organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 1999, First Allmerica and its subsidiaries had over $25 billion in combined assets and over $43 billion of life insurance in force. Effective October 16, 1995, First Allmerica converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. First Allmerica is a wholly owned subsidiary of AFC. First Allmerica's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.

First Allmerica is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, First Allmerica is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Both Allmerica Financial and First Allmerica are charter members of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNTS. Each Company maintains a separate account called Separate Account VA-K (the "Variable Account"). The Variable Account of Allmerica Financial was authorized by vote of our Board of Directors on November 1, 1990. The Variable Account of First Allmerica was authorized by vote of our Board of Directors on November 1, 1990. Each Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts or the Company by the SEC.

Separate Account VA-K is a separate investment account of the Company. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of our general business, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company. Obligations under the Contracts are our obligations. Under Delaware and Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

We reserve the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. We also offer other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition the Variable Account may invest in other underlying funds which are not available to the Contracts described in this Prospectus.


THE UNDERLYING INVESTMENT COMPANIES



Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see SUMMARY OF FEES AND EXPENSES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.



AIM VARIABLE INSURANCE FUNDS. AIM Variable Insurance Funds ("AVIF") was organized as a Maryland corporation on January 22, 1993 and changed to a Delaware business trust on May 1, 2000. The investment adviser for the AIM V.I. Value Fund and AIM V.I. Capital Appreciation Fund is A I M Advisors, Inc. (AIM"). AIM was organized in 1976, and, together with its subsidiaries, manages or advises over 120 investment company portfolios encompassing a broad range of investment objectives. AIM is located at 11 Greenway Plaza, Suite 100, Houston, TX 77046.



THE ALGER AMERICAN FUND. The Alger American Fund ("Alger") was established as a Massachusetts business trust on April 6, 1988. Fred Alger Management, Inc. is the investment manager of Alger. Fred Alger Management, Inc. is the investment adviser for the Alger American Growth, Alger American Leveraged AllCap, and Alger American Small Capitalization Portfolios. Fred Alger Management, Inc. is located at 1 World Trade Center, Suite 9333, New York, NY 10048.



ALLMERICA INVESTMENT TRUST. Allmerica Investment Trust ("AIT") was established as a Massachusetts business trust on October 11, 1984. The investment adviser for AIT is Allmerica Financial Investment Management Services, Inc., which is a wholly-owned subsidiary of the Company. Allmerica Asset Management, Inc., an affiliate of the Company, is the subadviser for the Money Market Fund. Both are located at 440 Lincoln Street, Worcester, MA 01653.



DREYFUS VARIABLE INVESTMENT FUND. The Dreyfus Variable Investment Fund is a Massachusetts business trust that commenced operations August 31, 1990. The Dreyfus Corporation serves as the investment adviser to the Dreyfus investment portfolios. Dreyfus is located at 200 Park Avenue, New York, NY 10166.



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. The Dreyfus Socially Responsible Growth Fund, Inc. (the "Dreyfus Socially Responsible Growth Fund") was incorporated under Maryland law on July 20, 1992, commenced operations on October 7, 1993 and is registered with the SEC as an open-end management investment company. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Socially Responsible Growth Fund and NCM Capital Management
Group, Inc. provides sub-investment advisory services. Dreyfus is located at 200 Park Avenue, New York, NY 10166.



EVERGREEN VARIABLE ANNUITY TRUST. The Evergreen Variable Annuity Trust (the "Evergreen Trust") is a Massachusetts business trust that is registered with the SEC as an open-end management investment company. Four of the fifteen Series of the Evergreen Trust are available under the Contracts. The investment adviser to the Evergreen VA Equity Index Fund is Evergreen Investment Management ("EIM"). EIM, also known as First Capital Group, is a division of First Union National Bank of North Carolina ("FUNB"), which in turn is a subsidiary of First Union Corporation. The investment adviser to the Evergreen VA Global Leaders Fund and Evergreen VA Small Cap Value Fund is Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of FUNB. Lieber & Company acts as sub-advisor to these and provides investment research, information, investment recommendation advice and assistance to EAMC, and is reimbursed by EAMC for the costs of providing such sub-advisory services. EAMC is also the investment adviser to the Evergreen VA Foundation Fund. Evergreen is located at 200 Berkeley Street, Boston,
MA 02116.

FEDERATED INSURANCE SERIES. Federated Insurance Series ("FIS") was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. FIS changed its name from Insurance Management Series to Federated Insurance
Series on November 14, 1995. The Fund's investment adviser is Federated Investment Management Company ("Federated"). Federated, formerly known as Federated Advisers, changed its name effective March 31, 1999. Federated is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh,
PA 15222.



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the funds' investment managers and their affiliates manage over $224 billion (as of December 31, 1999) in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. Templeton Investment
Counsel, Inc. ("TICI") is adviser to both the Templeton Asset Strategy Fund and Templeton International Securities Fund. Templeton is located at 100 Fountain Parkway, St. Petersburg, Florida 33716.



MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE
TRUST-SM-. MFS-Registered Trademark- Variable Insurance Trust (the "MFS Trust") is a Massachusetts business trust organized on February 1, 1994. The investment adviser for the MFS-Registered Trademark- Growth With Income Series and the MFS-Registered Trademark- Utilities Series is Massachusetts Financial Services Company ("MFS"), America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.



OPPENHEIMER VARIABLE ACCOUNT FUNDS. Oppenheimer Variable Account Funds ("Oppenheimer") was organized as a Massachusetts business trust in 1984. The investment adviser for the Oppenheimer Main Street Growth & Income Fund/VA, Oppenheimer Small Cap Growth Fund/VA and Oppenheimer Strategic Bond Fund/VA is OppenheimerFunds, Inc. ("OppenheimerFunds"). OppenheimerFunds has operated as an investment adviser since 1959. Oppenheimer is located at 6803 S. Tucson Way, Englewood, Colorado 80112.


                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information ("SAI") of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.


AIM VARIABLE INSURANCE FUNDS:



AIM V.I. CAPITAL APPRECIATION FUND -- seeks capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.



AIM V.I. VALUE FUND -- seeks to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.



THE ALGER AMERICAN FUND:



THE ALGER AMERICAN GROWTH PORTFOLIO -- seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.

Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.



THE ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO -- seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.



THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- seeks long-term appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P Small Cap 600 Index.



ALLMERICA INVESTMENT TRUST:



AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity.



DREYFUS VARIABLE INVESTMENT FUND:



DREYFUS VIF APPRECIATION PORTFOLIO -- seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. The Portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.



DREYFUS VIF QUALITY BOND PORTFOLIO -- seeks to maximize current income as is consistent with the preservation of capital and the maintenance of liquidity. The Portfolio invests at least 80% of net assets in fixed-income securities, including mortgage-related securities, collateralized mortgage obligations ("CMOs") and asset-backed securities, that, when purchased, are rated A or better or are the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.:



DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND -- seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.



EVERGREEN VARIABLE ANNUITY TRUST:



EVERGREEN VA EQUITY INDEX FUND -- seeks investment results that achieve price and yield performance similar to the Standard and Poor's 500 Composite Stock Price Index. The Fund invests substantially all of its total assets in equity securities that represent a composite of the S&P 500 Index.



EVERGREEN VA FOUNDATION FUND -- seeks, in order of priority, reasonable income, conservation of capital and capital appreciation. The Fund invests in a combination of equity and debt securities. Under normal circumstances, the Fund will invest at least 25% of the assets in debt securities and the remainder in equity securities.

EVERGREEN VA GLOBAL LEADERS FUND -- seeks to achieve capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The Fund's investment adviser will attempt to screen the largest companies in the world's major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria.



EVERGREEN VA SMALL CAP VALUE FUND -- seeks to achieve a return consisting of current income and capital appreciation. The Fund invests in equity securities of small U.S. companies (less than $1.5 billion in market capitalization at time of purchase).



FEDERATED INSURANCE SERIES:



FEDERATED AMERICAN LEADERS FUND II -- seeks long-term growth of capital and its secondary objective is to provide income. The Fund pursues its investment objectives by investing primarily in equity securities of large capitalization companies that are in the top 25% of their industry sectors in terms of revenues, are characterized by sound management and have the ability to finance expected growth.



FEDERATED HIGH INCOME BOND FUND II -- seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The Fund pursues its investment objective by investing in a diversified portfolio of high yield, lower-rated corporate bonds.



FEDERATED PRIME MONEY FUND II -- seeks to provide current income consistent with stability of principal and liquidity.



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:



TEMPLETON ASSET STRATEGY FUND (CLASS 2) -- seeks high total return. Under normal market conditions, the Fund invests in equity securities of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments.



TEMPLETON INTERNATIONAL SECURITIES FUND (CLASS 2) -- seeks long-term capital growth. The Fund invests primarily in stocks of companies located outside the United States, including in emerging markets.



MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST(SM):



MFS-REGISTERED TRADEMARK- GROWTH WITH INCOME SERIES -- seeks to provide reasonable current income and long-term growth of capital and income by investing primarily in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts for those securities).



MFS-REGISTERED TRADEMARK- UTILITIES SERIES -- seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing primarily in equity and debt securities of domestic and foreign companies in the utilities industry.



OPPENHEIMER VARIABLE ACCOUNT FUNDS:



OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA -- seeks high total return, which includes growth in the value of its shares as well as current income, from equity and debt securities.



OPPENHEIMER SMALL CAP GROWTH FUND/VA -- seeks capital appreciation.



OPPENHEIMER STRATEGIC BOND FUND/VA -- seeks a high level of current income.


                                     * * *

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST MEET YOUR INDIVIDUAL NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS. THE INVESTMENT ADVISER OR SUB-ADVISER OF AN UNDERLYING FUND MAY MANAGE OTHER MUTUAL FUNDS THAT HAVE SIMILAR NAMES, GOALS, AND/OR STRATEGIES AS THOSE OF AN UNDERLYING FUND. DESPITE THESE SIMILARITIES, THERE MAY BE DIFFERENCES BETWEEN THE UNDERLYING FUND AND THE OTHER FUND MANAGED BY THE SAME ADVISER, WHICH COULD RESULT IN DIFFERENCES IN THE RISKS AND RETURNS OF THE TWO FUNDS. NO REPRESENTATION IS MADE THAT ANY UNDERLYING FUND IS SIMILAR TO OR DIFFERENT FROM OTHER FUNDS MANAGED BY THE SAME ADVISER. FOR INFORMATION ON AN UNDERLYING FUND, CONSULT ITS PROSPECTUS.

If there is a material change in the investment objective of a Fund, you will be notified of the change. If a portion of your Variable Income Option is allocated to that Fund, you may transfer this amount without charge to another Fund. We must receive your written request within 60 days of the latest of the:

    - effective date of the change in the investment objective or

    - receipt of the notice of your right to transfer.

                            PERFORMANCE INFORMATION

In order to help people understand how investment performance can affect money invested in the Sub-Accounts, the Company may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Performance results are calculated with all charges assumed to be those applicable to the Contract, the Sub-Accounts and the Underlying Funds. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage. The "average annual total return" represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Quotations of average annual total return are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.45% and the Underlying Fund charges which would be assessed if the investment were completely withdrawn at the end of the specified period.


The performance for the periods that the Underlying Funds have been in existence is calculated in exactly the same manner as that for the periods that the Sub-Accounts have been in existence; however, the period of time is based on the Underlying Fund's lifetime, which predates the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.


PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain contract features.

At times, we may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                          DESCRIPTION OF THE CONTRACT

Subject to certain restrictions discussed below, you have the right:

    - to select the annuity benefit option under which annuity payments are to be made;

    - to determine whether those payments are to be made on a fixed basis (the Fixed Income Option), a variable basis (the Variable Income Option), or a combination fixed and variable basis;

    - to allocate any portion of the Net Payment to the Variable Income Option. If so, you must choose:

       - how to allocate the Net Payment;

       - a Change Frequency (you may select the first date your annuity payment will change);

       - one of the available Assumed Investment Returns ("AIR") for a Variable Income Option (see "F. Variable Annuity Payments" below for details);

       - to elect how the Beneficiary should receive annuity payments, if any;
         and

       - to receive annuity payments (or designate someone else to receive annuity payments).

A.  SINGLE PURCHASE PAYMENT

You may make a single purchase payment to buy the Contract. This payment is subject to a $75,000 minimum. The maximum single purchase payment is $5,000,000 without our prior approval. No additional payments may be made.

The Company issues the Contract when its underwriting requirements are met. These requirements include receipt of the payment and allocation instructions by the Company at its Principal Office. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of Contracts.

Payments are to be made payable to the Company. The Net Payment is credited to the Contract and allocated as requested as of the date that all issue requirements are properly met. If all issue requirements are not completed within five business days of the Company's receipt of the single purchase payment, the payment will be returned immediately unless the Owner specifically consents to the holding of it pending completion of the outstanding issue requirements.

B.  RIGHT TO CANCEL

If you return the Contract to the Company within 90 days of receipt, the Contract will be cancelled.

If you purchase a Contract intended to qualify as an IRA or if you purchase the Contract in a state that requires a full refund, you may cancel the Contract and receive a refund as specified below.

Refund Within Ten Days of Receipt. If you return the Contract within ten days (or longer if required by law) after you have received it, we will refund the Single Purchase Payment less the total amount of all annuity payments made or withdrawals taken.

Refund after Ten Days but Within Ninety Days. If you return the Contract after ten days but within ninety days after the Issue Date, we will pay to you the Contract Value as of the date the Contract is returned to us plus any premium tax deducted on the Issue Date.

If you purchase a Contract that is not intended to qualify as an IRA or if you purchase the Contract in a state that does not require a full refund, you may cancel the Contract at any time within 90 days after receipt of the Contract and receive a refund. If you return the Contract, we will pay to you the Contract Value as of the date the Contract is returned to us plus any premium tax deducted on the Issue Date. This amount may be more or less than the Single Purchase Payment.

At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

In order to cancel the contract, you must mail or deliver the Contract to the agent through whom it was purchased, to our Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to any local agent of the Company. Mailing or delivery must occur within ten or ninety days, as applicable, after receipt of the Contract for cancellation to be effective. We ordinarily will send you a refund within seven days.

C.  ELECTING THE ANNUITY INCOME DATE

Annuity payments under the Contract will begin on the Annuity Income Date. You select the Annuity Income Date at the time of issue. The Annuity Income Date must be within twelve months of the Contract's Issue Date. You may not select the 29th, 30th or 31st day of the month for the Annuity Income Date.

The Internal Revenue Code (the "Code") and/or the terms of qualified plans may impose limitations on the age at which annuity payments may commence and the type of annuity benefit option that may be elected. You should carefully review the Annuity Income Date and the annuity benefit options with your tax advisor. See also FEDERAL TAX CONSIDERATIONS for further information.

D.  CHOOSING AN INCOME OPTION

You may choose a Fixed Income Option, a Variable Income Option or a combination of Fixed and Variable.

If you select a Fixed Income Option, each monthly annuity payment will be equal to the first (unless a withdrawal is made or as a result of the death of the first Joint Annuitant). Any portion of the Net Payment allocated to the Fixed Income Option will become part of our General Account.

If you select a Variable Income Option, you will receive monthly annuity payments based on the value of the Annuity Units in the chosen Sub-Account(s). Since the value of an Annuity Unit in a Sub-Account reflects the investment performance of the Sub-Account, the amount of annuity payments will vary. Under this Contract, you may choose the frequency with which you want annuity payments to vary (the Change Frequency), which may be monthly, quarterly, semi-annually, or annually. The Change Frequency is the frequency that changes due to the Sub-Account's investment performance will be reflected in the dollar value of a variable annuity payment. For example, if a monthly Change Frequency is in effect, payments may vary on a monthly basis. If a quarterly Change Frequency is selected, the amount of each monthly payment may change every three months and will be level within each three month cycle.

The amount of your annuity payment will change for the first time one Change Frequency Cycle after the Issue Date. (For example, if a quarterly Change Frequency is chosen, your annuity payments will change for the first time three months after the Annuity Income Date.) However, if you would like the amount of the payment to change sooner, you can indicate the desired month.

The income option selected must result in an initial payment of at least $100 (a lower amount may be required in certain jurisdictions.) We reserve the right to increase this minimum amount. If the income option selected does not produce an initial payment which meets this minimum, a single payment may be made.

E.  DESCRIPTION OF ANNUITY BENEFIT OPTIONS

The Company currently provides the following annuity benefit options:

LIFE ANNUITY OPTIONS

    - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. Payments cease with the last annuity payment due prior to the Annuitant's death.

    - JOINT LIFE ANNUITY WITH SURVIVOR BENEFIT -- Monthly payments during the Joint Annuitants' lifetimes. Upon the first death, payments will continue to you or the Beneficiary (whichever is applicable) for the survivor's remaining lifetime based on the previously elected level of 100%, two-thirds (66.67%) or one-half (50%) of the total number of Annuity Units for a Variable Income Option or the annuity payment for a Fixed Income Option.

LIFE ANNUITY WITH PAYMENT FOR A CERTAIN NUMBER OF YEARS OPTIONS

    - SINGLE LIFE ANNUITY -- Monthly payments guaranteed for a specified number of years and continuing thereafter during the Annuitant's lifetime. If the Annuitant dies before all guaranteed payments have been made, the remaining payments continue to you or the Beneficiary (whichever is applicable).

    - JOINT LIFE ANNUITY WITH SURVIVOR BENEFIT -- Monthly payments guaranteed for a specified number of years and continuing during the Joint Annuitants' lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime based on the previously elected level of 100%, two-thirds (66.67%) or one-half (50%) of the total number of Annuity Units for a Variable Income Option or the annuity payment for a Fixed Income Option. If the surviving Annuitant dies before all guaranteed payments have been made, the remaining payments continue to you or the Beneficiary (whichever is applicable).

LIFE ANNUITY WITH CASH BACK OPTIONS

    - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. At the Annuitant's death, any excess of the Net Payment, over the total amount of annuity payments made and withdrawals taken, will be paid to you or the Beneficiary (whichever is applicable).

    - JOINT LIFE ANNUITY WITH SURVIVOR BENEFIT -- Monthly payments during the Joint Annuitants' lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime based on the previously elected level of 100%, two-thirds (66.67%) or one-half (50%) of the total number of Annuity Units for a Variable Income Option or the annuity payment for a Fixed Income Option. At the surviving Annuitant's death, any excess of the Net Payment, over the total amount of annuity payments made and withdrawals taken, will be paid to you or the Beneficiary (whichever is applicable).

PAYMENT FOR A CERTAIN NUMBER OF YEARS OPTION

Monthly annuity payments for a chosen number of years ranging from five to thirty, or any other period certain option currently offered by the Company, are available. The Payment for a Certain Number of Years option does not involve a life contingency. In the computation of the annuity payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made.

F.  VARIABLE ANNUITY PAYMENTS

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result of dividing (1) by (2) and subtracting (3) and (4) where:

    (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

    (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

    (4) is an administrative charge equal to 0.20% on an annual basis of the daily value of the Sub-Account's assets.

THE ANNUITY UNIT AND ANNUITY UNIT VALUE. The Annuity Unit is a measure used to value the monthly annuity payments under a Variable Income Option. The value of an Annuity Unit in each Sub-Account on its inception date was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by the product of:

    (1) a discount factor equivalent to the Assumed Investment Return ("AIR") and

    (2) the Net Investment Factor of the Sub-Account funding the annuity payments for the applicable Valuation Period.

Subject to the chosen Change Frequency, annuity payments will increase if the annualized Net Investment Factor during that period is greater than the AIR and will decrease if it is less than the AIR. Where permitted by law, the Owner may select an AIR of 3%, 5%, or 7%. A higher AIR will result in a higher initial payment. However, subsequent payments will increase more slowly during periods when actual investment performance exceeds the AIR and will decrease more rapidly during periods when investment performance is less than the AIR.

DETERMINATION OF FIRST ANNUITY PAYMENT. The amount of the first periodic variable annuity payment depends on the:

    - annuity benefit option chosen;

    - length of the annuity benefit option elected;

    - age of the Annuitant;

    - gender of the Annuitant (if applicable, see "M. NORRIS Decision):

    - value of the amount applied under the annuity benefit option;

    - applicable annuity benefit option rates based on the Annuity 2000 Mortality Table; and

    - AIR selected.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. We have Variable Income Option Rates that determine the dollar amount of the first monthly payment under each Variable Income Option for each $1,000 of Net Payment. We calculate this amount assuming there is no change in the Annuity Unit Value. We then divide the amount of the first annuity payment attributable to a particular Sub-Account by the Annuity Unit Value of that Sub-Account to determine the number of Annuity Units credited to your Contract. This number of Annuity Units remains fixed under all annuity benefit options, except Joint and Survivor annuity benefit options that reduce the number of Annuity Units upon the first death. However, the number of variable annuity units under any annuity benefit option could change if transfers or withdrawals are made.

DOLLAR AMOUNT OF FIRST VARIABLE ANNUITY PAYMENT. The dollar amount of the first variable annuity payment will equal the number of Annuity Units of each Sub-Account multiplied by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS. The dollar amount of subsequent variable annuity payments will vary with the Annuity Unit Value of the selected Sub-Account(s) on certain dates. The dollar amount of variable annuity payments remains level until the Date of First Change and within each Change Frequency cycle. On the Date of First Change and as of the start of each Change Frequency cycle, the dollar amount of the variable annuity payment is determined by multiplying the number of Annuity Units of each Sub-Account by the Annuity Unit Value of that Sub-Account on the applicable Valuation Date.

For an illustration of the calculation of a variable annuity payment using a hypothetical example, see "Annuity Payments" in the SAI.

PAYMENT OF ANNUITY PAYMENTS. You will receive the annuity payments unless you request in writing that payments be made to another person, persons, or entity. If you (or, if there are Joint Owners, the surviving Joint Owner) die on or after the Annuity Income Date, the Beneficiary will become the Owner of the Contract. Any remaining guaranteed annuity payments will continue to the Beneficiary in accordance with the terms of the annuity benefit option selected. If there are Joint Owners on or after the Annuity Income Date, upon the first Owner's death, any remaining guaranteed annuity payments will continue to the surviving Joint Owner in accordance with the terms of the annuity benefit option selected.

If the Annuitant dies on or after the Annuity Income Date, but before all guaranteed annuity payments have been made, any remaining guaranteed payments will continue to be paid to you or the payee you have designated. Upon the death of the Owner, the Beneficiary will become the Owner. The Beneficiary may elect to receive in a single sum the Present Value of any remaining guaranteed annuity payments. For discussion of Present Value calculation, see "Calculation of Present Value" below.

G.  TRANSFERS OF ANNUITY UNITS

You may transfer among the available Sub-Accounts upon written or telephone request to us. Transfers may be made (a) before the Annuity Income Date and before the death of an Owner or an Annuitant; or (b) after the Annuity Income Date and as long as annuity payments are payable under the annuity benefit option selected. A properly completed authorization form must be on file before telephone requests will be honored. See "K. Telephone Authorization" under DESCRIPTION OF THE CONTRACT for more information. A designated number of Annuity Units equal to the dollar amount of the transfer requested will be exchanged for an equivalent dollar amount of Annuity Units of another Sub-Account. Transfer values will be based on the Annuity Unit Value next computed after receipt of the transfer request.

Currently, we do not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, we reserve the right to assess a charge, guaranteed never to exceed $25, to reimburse us for the expense of processing transfers. The automatic rebalancing under an Automatic Account Rebalancing program counts as one transfer for purposes of the 12 transfers guaranteed to be free of transfer charge in each Contract year. Each subsequent automatic rebalancing is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

Any transfer made because of a material change in the investment objective of a Sub-Account will not count towards the 12 free transfers, nor will we charge you a transfer fee. As of the date of this Prospectus, transfers may be made to all of the Sub-Accounts. However, we reserve the right to establish and impose reasonable rules restricting transfers. All transfers are subject to our consent.

AUTOMATIC ACCOUNT REBALANCING. You may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with your specified percentage allocations. Each rebalancing will result in a change in the number of Annuity Units. As frequently as you elect, we will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made.

Automatic Account Rebalancing will continue until we receive and record your request to terminate.

H.  WITHDRAWALS

WITHDRAWALS AFTER THE ANNUITY INCOME DATE FROM QUALIFIED AND NON-QUALIFIED CONTRACTS MAY HAVE ADVERSE TAX CONSEQUENCES. BEFORE MAKING A WITHDRAWAL, PLEASE CONSULT WITH YOUR TAX ADVISOR AND SEE FEDERAL TAX CONSIDERATION, "C. TAX ON WITHDRAWALS."

You have the right, based on the annuity benefit option selected, to make withdrawals. Withdrawals may be made (a) before the Annuity Income Date and before the death of an Owner or an Annuitant, or (b) after the Annuity Income Date and as long as annuity payments are payable under the annuity benefit option selected. Two withdrawal options may be available to you: a Payment Withdrawal Amount option or a Present Value Withdrawal option.

The Owner must submit to the Principal Office a signed, written request indicating the desired dollar amount of the withdrawal. If the amount requested is greater than the maximum amount that may be withdrawn at that time, the Company will allow the withdrawal only up to the maximum amount. The minimum amount of a withdrawal is $100. Any withdrawal is normally payable within seven days following our receipt of the withdrawal request.

The type of withdrawal and the number of withdrawals that may be made each calendar year depends upon whether the annuity benefit option is based upon the life of one or more Annuitants with no guaranteed payments (a "Life Annuity" option), under a life annuity benefit option that in part provides for a guaranteed number of payments (a "Life Annuity with Payment for a Certain Number of Years" or "Life Annuity with Cash Back" option), or an annuity benefit option based on a guaranteed number of payments (a "Payment for a Certain Number of Years" option).

-   WITHDRAWALS UNDER LIFE ANNUITY OPTIONS

    The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity payments.

- WITHDRAWALS UNDER LIFE ANNUITY WITH PAYMENT FOR A CERTAIN NUMBER OF YEARS OR LIFE ANNUITY WITH CASH BACK OPTIONS

    The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity payments.

    The Owner may make one Present Value Withdrawal in each calendar year, if there are remaining GUARANTEED annuity payments. The amount of each Present Value Withdrawal represents a percentage of

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
    the present value of the remaining GUARANTEED annuity payments. Each year a Present Value Withdrawal is taken, the Company records the percentage of the present value of the then remaining guaranteed annuity payments that was withdrawn. The total percentage withdrawn over the life of the Contract cannot exceed 75%. This means that each Present Value Withdrawal is limited by the REMAINING AVAILABLE PERCENTAGE. (For example, assume that in year three the Owner withdraws 15% of the then current present value of the remaining guaranteed annuity payments. In year seven, the Owner withdraws 20% of the then present value of the remaining guaranteed annuity payments. After year seven, the Owner may make Present Value Withdrawal(s) of up to 40% (75%-35%) of the present value of any remaining guaranteed annuity payments.)

    Under a Life Annuity with Payment for a Certain Number of Years or Life Annuity with Cash Back option, if the Annuitant is still living after the guaranteed annuity payments have been made, the number of Annuity Units or dollar amount applied to future annuity payments will be restored as if no Present Value Withdrawal(s) had taken place. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," below.

-   WITHDRAWALS UNDER PAYMENT FOR CERTAIN NUMBER OF YEARS OPTIONS

    The Owner may make multiple Present Value Withdrawals in each calendar year, up to 100% of the present value of the guaranteed annuity payments. Withdrawal of 100% of the present value of the guaranteed annuity payments will result in termination of the Contract.

The amount of each Payment Withdrawal or Present Value Withdrawal represents a portion of the present value of the remaining annuity payments or remaining guaranteed annuity payments, respectively, and proportionately reduces the number of Annuity Units (under a variable income option) or dollar amount (under a fixed income option) applied to future annuity payments. Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity payments. See "Calculation of Proportionate Reduction," below. The present value is calculated with a discount rate that will include an additional charge if a withdrawal is taken within 5 years of the Issue Date. See "Calculation of Present Value," below.

CALCULATION OF PROPORTIONATE REDUCTION. Each Payment Withdrawal proportionately reduces the number of Annuity Units applied to each future variable annuity payment or the dollar amount applied to each future fixed annuity payment. Each Present Value Withdrawal proportionately reduces the number of Annuity Units applied to each future guaranteed variable annuity payment or the dollar amount applied to each future guaranteed fixed annuity payment. Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity payments.

    - PAYMENT WITHDRAWALS. Payment Withdrawals are available under Life Annuity, Life Annuity with Payment for a Certain Number of Years, or Life Annuity with Cash Back options. The Owner may make one Payment Withdrawal in each calendar year.

      Under a variable income option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable annuity payment (determined immediately prior to the withdrawal) by the following fraction:

                          Amount of the variable withdrawal

                    ---------------------------------------------
                   Present value of all remaining variable annuity
                    payments immediately prior to the withdrawal

      Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity payments.

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
      Under a fixed income option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining fixed annuity payments.

      If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

    - PRESENT VALUE WITHDRAWALS. Present Value Withdrawals are available under Life Annuity with Payment for a Certain Number of Years or Life Annuity with Cash Back options (the Owner may make one Present Value Withdrawal in each calendar year, if there are remaining guaranteed annuity payments) and under Payment for a Certain Number of Years options (the Owner may make multiple Present Value Withdrawals in each calendar year).

      Under a variable income option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable guaranteed annuity payment (determined immediately prior to the withdrawal) by the following fraction:

                          Amount of the variable withdrawal

               -------------------------------------------------------
               Present value of remaining guaranteed variable annuity
                    payments immediately prior to the withdrawal

      Under a fixed income option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining guaranteed fixed annuity payments.

      Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower variable annuity payments with respect to the guaranteed payments. Under a fixed income option, the proportionate reduction will result in lower fixed annuity payments with respect to the guaranteed payments. However, under a Life Annuity with Payments for a Certain Number of Years option or Life Annuity with Cash Back option, if the Annuitant is still living after the guaranteed number of annuity payments has been made, the number of Annuity Units or dollar amount of future annuity payments will be restored as if no Present Value Withdrawal(s) had taken place.

      If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

CALCULATION OF PRESENT VALUE. When a withdrawal is taken, the present value of future annuity payments is calculated based an assumed mortality table and a discount rate. The mortality table that is used will be equal to the mortality table used at the time of annuitization to determine the annuity payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate). The discount rate is the AIR (for a variable income option) or the interest rate (for a fixed income option) that was used at the time of annuitization to determine the annuity payments. If a withdrawal is made within 5 years of the Issue Date, the discount rate is increased by one of the following charges ("Withdrawal Adjustment Charge"):

    - 15 or more years of annuity payments being valued --                 1.00%

    - 10-14 years of annuity payments being valued --                      1.50%

    - Less than 10 years of annuity payments being valued --               2.00%

The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For each Payment Withdrawal, the number of years of annuity payments being valued depends upon the life expectancy of the Annuitant at the time of the withdrawal. The life expectancy will be determined by a mortality table that will be equal to the mortality table used at the time of annuitization to determine the annuity payments (currently the Annuity 2000 Mortality Table).

Because the impact of the Withdrawal Adjustment Charge will depend on the type of the withdrawal taken, you should carefully consider the following before making a withdrawal (especially if you are making the withdrawal under a Life with Payment for a Certain Number of Years or Life Annuity with Cash Back option):

    - For a Payment Withdrawal, the present value calculation (including any applicable adjustments to the discount rate) affects the proportionate reduction of the remaining number of Annuity Units (under a variable income option) or dollar amount (under a fixed income option), applied to each future annuity payment, as explained in "Calculation of Proportionate Reduction -- Payment Withdrawals," above. If a Withdrawal Adjustment Charge applies, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future annuity payment. This will result in lower future annuity payments, all other things being equal.

    - For a Present Value Withdrawal, the discount factor is used in determining the maximum amount that can be withdrawn under the present value calculation. If a Withdrawal Adjustment Charge applies, the discount factor will be higher, and the maximum amount that can be withdrawn will be lower. In addition, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future guaranteed annuity payment. This will result in lower future annuity payments with respect to the guaranteed payments, all other things being equal. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," above.


For examples comparing a Payment Withdrawal and a Present Value Withdrawal, see APPENDIX A -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS.


I.  DEATH BENEFIT

DEATH OF AN OWNER OR AN ANNUITANT BEFORE THE ANNUITY INCOME DATE. If an Owner or an Annuitant dies before the Annuity Income Date, we will pay a death benefit equal to the Contract Value determined as of the Valuation Date on which we receive due proof of death. The death benefit will be paid to the Owner of the Contract. If there is no Owner or Joint Owner, we will pay the death benefit to the Beneficiary.

PAYMENT OF THE DEATH BENEFIT. Unless you have specified otherwise, the death benefit generally will be paid in one lump sum after receipt at the Principal Office of due proof of death. Instead of payment in one lump sum, the person entitled to the death benefit may, by written request, elect to receive a life annuity or an annuity for a certain number of years not extending beyond such person's life expectancy with annuity payments beginning no later than one year from the date of death.

THE SPOUSE OF THE DECEASED OWNER AS BENEFICIARY. The deceased Owner's spouse, if named as the sole Beneficiary, may by written request continue the Contract in lieu of receiving the death benefit upon the death of the Owner. Upon such election, the spouse becomes the Owner and Annuitant. As of the date of such election, annuity payments will be adjusted to reflect any change of Annuitant and Annuity Income Date. The new Annuity Income Date must be within twelve months of the Issue Date. Any subsequent spouse of the new Owner, if named as the Beneficiary, may not continue this Contract.

DEATH OF THE OWNER OR THE ANNUITANT AFTER THE ANNUITY INCOME DATE. If the Owner or the Annuitant dies after the Annuity Income Date, we will pay the remaining annuity payments, if any, in accordance with the terms of the annuity benefit option selected. Any remaining annuity payments will be paid to the Owner of the Contract. If there is no Owner or Joint Owner, then the Beneficiary will receive the payments and become the Owner of the Contract. The Beneficiary may elect to receive the Present Value of any remaining payments in one lump sum.

J.  GENERAL RESTRICTIONS ON PAYMENTS

For purposes of making annuity payments or payment of other benefits based on the value of a Sub-Account, the value of an Annuity Unit is determined as of the end of a Valuation Date, which is currently 4:00 p.m., Eastern time. Withdrawals, transfers, or payment of a death benefit from amounts under a Variable Income Option are usually paid within seven days of a request in proper form or, in the case of a death benefit, after we have received all necessary documentation. We reserve the right to defer withdrawals or transfers of amounts allocated to the Company's General Account for a period not to exceed six months. Deferred amounts will receive interest during the deferral period at a rate of at least 3%.

We reserve the right to defer payment on withdrawals, transfers, or payment of a death benefit from amounts in each Sub-Account in any period during which:

    - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays;

    - the SEC has by order permitted such suspension; or

    - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a Sub-Account is not reasonably practicable.

K.  TELEPHONE AUTHORIZATION

In order for the Owner to be able to initiate transactions over the telephone, a properly completed authorization must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that we will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded.

L.  ASSIGNMENT

The Contract may not be assigned.

M.  NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on unisex rates.

                             CHARGES AND DEDUCTIONS


Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Underlying Funds.


A.  VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. We assess a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks we have assumed. The mortality risk arises from our guarantee that we will make annuity payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity benefit option selected), no matter how long the Annuitant lives and no matter how long all Annuitants as a class live. The mortality charge is deducted for any annuity benefit option selected on all Contracts, including those that do not involve a life contingency, even though we do not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from our guarantee that the charges we make will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, we will absorb the losses. To the extent this charge results in a profit to us, such profit will be available for use by us for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased.

ADMINISTRATIVE EXPENSE CHARGE. We assess each Sub-Account with a daily charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. This charge may not be increased. The daily Administrative Expense Charge is assessed to help defray administrative expenses incurred in the administration of the Sub-Account.

Deductions for the Administrative Expense Charge are designed to reimburse us for the cost of administration and related expenses. The administrative functions and expense assumed by us in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.


EXPENSES OF THE UNDERLYING FUNDS. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. These fees and expenses may vary each year. They are not fixed or specified under the terms of the Contract, and they are not the responsibility of the Company. The prospectuses and SAI's of the Underlying Funds contain additional information concerning expenses of the Underlying Funds.


B.  PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. We assess a charge for state and municipal premium taxes, when applicable, and deduct the amount paid as a premium tax charge. Our current practice is to deduct the premium tax charge when the Single Purchase Payment is received.

C.  TRANSFER CHARGE

We currently do not charge for processing transfers. We guarantee that the first 12 transfers in a Contract year will be free of transfer charge, but reserve the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse us for the expense of processing transfers. For more information, see "G. Transfers of Annuity Units" under DESCRIPTION OF THE CONTRACT.

D.  WITHDRAWAL ADJUSTMENT CHARGE

After the Issue Date, each calendar year the Owner may withdraw a portion of the present value of either all future annuity payments or future guaranteed annuity payments. If a withdrawal is made within 5 years of the Issue Date, the AIR or interest rate used to determine the annuity payments is increased by one of the following adjustments:

    15 or more years of annuity payments being valued --                   1.00%

    10-14 years of annuity payments being valued --                        1.50%

    Less than 10 years of annuity payments being valued --                 2.00%

The adjustment to the AIR or interest rate used to determine the present value results in lower future annuity payments, and may be viewed as a charge under the Contract. The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For each Payment Withdrawal, the number of years of annuity payments being valued depends upon the life expectancy of the Annuitant at the time of the withdrawal. The life expectancy will be determined by a mortality table that will be equal to the mortality table used at the time of annuitization to determine the annuity payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate).

For more information see "H. Withdrawals," under DESCRIPTION OF THE CONTRACT.

                           FEDERAL TAX CONSIDERATIONS

The following is a general discussion of the federal income tax consequences of investing in this Contract. It is based upon the Company's understanding of current U.S. federal tax laws and does not address any state or local tax issues. THE DISCUSSION IS NOT INTENDED TO BE COMPLETE, NOR IS IT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR OWN CIRCUMSTANCES, INCLUDING ANY POSSIBLE APPLICATION OF SPECIAL RULES NOT DISCUSSED HERE.

The Company intends to assess a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

A.  ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs and for providing a series of periodic payments for life or a fixed number of years. Congress has provided special rules in the Internal Revenue Code ("Code") for how you will be taxed on these periodic payments. There are also special rules for withdrawals from an annuity that are not in the form of periodic payments. The rules may apply differently to Qualified Contracts (a retirement plan which meets the requirements of Code Sections 401, 403, 408 or 408A) and to Non-Qualified Contracts.

As the Contract Owner, you may be taxed when a distribution occurs, either as an annuity payment or as a withdrawal.

B.  TAX ON ANNUITY PAYMENTS

When amounts are received as annuity payments, a portion of each annuity payment is treated as a partial return of your single purchase payment and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your single purchase payment are fully includible in income.

The Code imposes a penalty tax of 10% of the amount includible in income upon certain distributions from annuity contracts occurring before the owner reaches age 59 1/2. One of the exceptions from this penalty applies to amounts received as annuity payments under an immediate annuity. To qualify as an immediate annuity, a contract must, among other things, provide for a series of substantially equal periodic payments during the annuity period, and must have an annuity starting date (that is, the Annuity Income Date) that is no later than one year from the contract's issue date. We believe that the Contract should be treated as an immediate annuity, so there should be no penalty applicable to amounts paid as annuity payments, regardless of the age of the Contract Owner.

C.  TAX ON WITHDRAWALS

WITHDRAWALS BEFORE THE ANNUITY INCOME DATE. When you make a withdrawal, the amount you receive will not be divided into taxable and non-taxable portions in the same way as an annuity payment. Withdrawals will be includible to the extent of the earnings in your Contract. These distributions may also be subject to a penalty tax equal to 10% of the amount that is includible in income. Some distributions are exempt from the 10% penalty tax, including: (1) distributions paid on or after you reach age 59 1/2; (2) distributions paid on or after your death; and (3) distributions paid if you become disabled (as defined in the Code). All Non-

Qualified contracts issued by the Company to you during the same calendar year will be aggregated to determine the taxable amount of any withdrawal.

WITHDRAWALS AFTER THE ANNUITY INCOME DATE. The Code does not specifically address refunds or withdrawals from immediate annuity contracts. The Internal Revenue Service ("IRS") has issued one private letter ruling concluding that the right to make these withdrawals does not prevent an annuity contract from qualifying as an immediate annuity. However, the ruling does not clearly state the effect of an actual withdrawal on the tax treatment of annuity payments made before and after the withdrawal. If, as a result of a withdrawal, distributions from a Contract after the annuity starting date were not substantially equal, there is a risk that the Contract could fail to qualify as an immediate annuity. In that case, the portion includible in income of each annuity payment received prior to your attaining age 59 1/2 would be subject to a 10% penalty tax (unless another exception to the penalty tax is applied). While we currently believe that a withdrawal will not adversely affect the favorable tax treatment of annuity payments received before or after the withdrawal and we intend to perform our tax reporting functions accordingly, there can be no assurance that the IRS will not take a contrary position. You should obtain competent tax advice prior to making a withdrawal from your Contract.

It is possible that the IRS will take the view that when withdrawals are taken after the Annuity Income Date, all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts may be taxable to the recipient without regard to the Owner's investment in the Contract or any investment gain that might be present in the current annuity value.

For example, assume that a Contract Owner with a Contract Value of $100,000 of which $90,000 is comprised of investment in the Contract and $10,000 is investment gain, makes a withdrawal of $20,000 after the Annuity Income Date. Under this view, the Contract Owner would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, additional tax penalties may also apply.

These distributions may also be subject to a penalty tax equal to 10% of the amount that is includible in income. Some distributions are exempt from the 10% penalty tax, including: (1) distributions paid on or after you reach age 59 1/2;
(2) distributions paid on or after your death; and (3) distributions paid if you become disabled (as defined in the Code).

OWNERS OF QUALIFIED AND NON-QUALIFIED CONTRACTS SHOULD CONSIDER CAREFULLY THE TAX IMPLICATIONS OF ANY WITHDRAWAL REQUESTS AND THEIR NEED FOR CONTRACT FUNDS PRIOR TO THE EXERCISE OF THE WITHDRAWAL RIGHT. CONTRACT OWNERS SHOULD ALSO CONTACT THEIR TAX ADVISORS PRIOR TO MAKING ANY WITHDRAWALS.

D.  EXCHANGES

You may exchange another annuity contract to acquire a Contract. For tax purposes, the contract Issue Date will be the purchase date of the annuity contract you exchange. Accordingly, in order for your Contract to qualify as an immediate annuity, your Annuity Income Date must be no later than one year after the purchase date of the contract you are exchanging.

If you exchange your Contract in exchange for another annuity contract with the same Annuitant and Owner, the exchange will generally be treated as a tax-free exchange. An exchange for a contract with a different Annuitant or Owner would generally be treated as a taxable exchange.

E.  TAX WITHHOLDING

The Company is required to withhold taxes from any payment made from Non-Qualified and Qualified Contracts, including IRAs, unless you direct otherwise. You may not direct the Company to refrain from withholding taxes on certain distributions from a Qualified Contract that is part of a retirement plan under

Code Section 401 or 403. In addition, the Company is required to report distributions from both Qualified and Non-Qualified Contracts to the IRS.

F.  DIVERSIFICATION AND CONTROL OF UNDERLYING ASSETS

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract. The Underlying Funds have committed to us that they will comply with these requirements.

In addition, Treasury regulations provide that a contract may not be treated as an annuity contract for tax purposes if the contract owner has control over the assets underlying the contract. The IRS has not yet issued guidance on whether the degree of control you exercise over the underlying investments could cause you to be considered the owner of the Fund shares. If you, rather than the Company, were considered the owner of the Fund shares, your Contract would not be treated as an annuity. We believe that we will be the owner of the Fund shares for tax purposes; however, future IRS guidance may affect this conclusion and may have retroactive effect. This may affect whether the Underlying Funds will be able to continue to operate as described in the Funds' prospectus. Moreover, we reserve the right, but have no obligation, to modify the Contracts as we deem necessary or appropriate to ensure that the Contracts continue to qualify as annuities for tax purposes.

                             STATEMENTS AND REPORTS

You are sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, but possibly as frequent as quarterly, we will furnish a statement to you containing information about your Contract, including information as required by applicable law, rules and regulations. We will also send a confirmation statement to you each time a transaction is made. (Certain transactions made under recurring payment plans such as Automatic Account Rebalancing may in the future be confirmed quarterly rather than by immediate confirmations.) You should review the information in all statements carefully. All errors or corrections must be reported to us immediately to assure proper crediting to the Contract. We will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless you notify the Principal Office in writing within 30 days after receipt of the statement.

                                     LOANS

Loans will not be permitted under this contract.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to:
(1) transfer assets from the Variable Account or any of its Sub-Accounts to another of our separate accounts or sub-accounts having assets of the same class; (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law;
(3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act; (4) to substitute the shares of any other registered investment company or other investment medium for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if we determine that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account; (5) to change the methodology for determining the Net Investment Factor; and (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described above be made without notice to you in accordance with the 1940 Act.

We also reserve the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis which we will determine.

Shares of the Underlying Funds also are issued to the separate accounts of the Company and our affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although neither we nor any of the underlying investment companies currently foresee any such disadvantages to either variable life owners or variable annuity owners, we and the respective trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the attendant expenses.

If any of these substitutions or changes is made, we may endorse the Contracts to reflect the substitution or change, and will notify you of all such changes. If we deem it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or our other separate accounts.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

We reserve the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give you the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.

                                 VOTING RIGHTS

We will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from you. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to us. Shares for which no timely instructions are received will be voted in proportion to the instructions that are received. We also will vote shares in a Sub-Account that we own and which are not attributable to the Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result we determine that we are permitted to vote shares in our own right, whether or not such shares are attributable to the Contract, we reserve the right to do so.

The number of votes that you may cast will be determined by us as of the record date established by the Underlying Fund. The number of Underlying Fund shares will be determined by dividing the reserve held in each Sub-Account for the Variable Annuity by the net asset value of one Underlying Fund share. Ordinarily, voting interest in the Underlying Fund will decrease as the reserve for the Variable Annuity is depleted.

                                  DISTRIBUTION


Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Contract. Allmerica
Investments, Inc. is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities
Dealers, Inc. ("NASD"). First Union Securities, Inc. acts as the distributor and wholesaler of the Contract. First Union Securities, Inc. is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD").



We pay commissions, not to exceed 7.00% of payments, to broker-dealers who sell the Contract. Additional compensation not to exceed 1.50% of the Single Purchase Payment may be available when the Contract is sold in connection with certain estate planning programs. To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.



The Company, Allmerica Investments, Inc, and First Union Securities, Inc. have sales agreements with various broker-dealers and banks under which the Contract will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees must also be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.



We intend to recoup commissions and other sales expenses through anticipated profits from our General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to you or to the Variable Account. You may direct any inquiries to your financial representative or to Annuity Client Services, Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, MA 01653, telephone 1-800-723-6550.


                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
         EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS


Assume in the examples below that a 64 year old male purchases a contract and selects a variable annuity payout option of Single Life Annuity with Payments Guaranteed for 10 Years, annuity payments begin in 12 months, an Assumed Investment Return ("AIR") of 3%, and an annual Change Frequency. Assume that the net single payment purchases 1,370 Annuity Units. The following examples assume the Annuity Unit Value is 1.000000 on the date payments begin and a net return of 8% (gross return of 9.45%).

PRESENT VALUE WITHDRAWALS

EXAMPLE 1. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the fourth contract year (the third year of the Annuity Payout phase).

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
       Present Value of Future Guaranteed Annuity Payments = $119,961.92

       Maximum Present Value Withdrawal Amount = $89,971.44 ($119,961.92 X 75%)

       Annuity Units after withdrawal = 342.50 (1,370 X (1 -
       (89,971.44/119,961.92)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $376.56

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 2. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the ninth contract year (eighth year of the Annuity Payout phase).

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment prior to withdrawal = $1,909.09

       Rate used in Calculation of Present Value = 3% (3% AIR)
       Present Value of Future Guaranteed Annuity Payments = $65,849.08

       Maximum Present Value Withdrawal Amount = $49,386.81 ($65,849.08 X 75%)

       Annuity Units after withdrawal = 342.50 (1,370 X (1 -
       (49,386.81/65,849.08)))
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment after withdrawal = $477.27

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Calculation of Present Value is not increased by a Withdrawal Adjustment Charge. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWALS

EXAMPLE 3. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the fourth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years.

       Last Monthly Annuity Payment = $1,436.50
       Withdrawal Amount = $14,365.00 (10 X 1,436.50)

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
       Present Value of Future Annuity Payments = $234,482.77

       Annuity Units after withdrawal = 1,286.07 (1,370 X (1 -
       (14,365.00/234,482.77)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $1,413.96

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 4. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the ninth contract year (eighth year of the Annuity Payout phase).

       Last Monthly Annuity Payment = $1,820.71
       Withdrawal Amount = $18,207.10 (10 X 1,820.71)

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment prior to withdrawal = $1,909.09

       Rate used in Calculation of Present Value = 3% (3% AIR)
       Present Value of Future Annuity Payments = $268,826.18

       Annuity Units after withdrawal = 1,272.71 (1,370 X (1 -
       (18,207.10/268,826.18)))
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment after withdrawal = $1,779.80

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Calculation of Present Value is not increased by a Withdrawal Adjustment Charge. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

PRESENT VALUE WITHDRAWAL VERSUS PAYMENT WITHDRAWAL

EXAMPLE 5. Assume that the Owner has taken no previous withdrawals and would like to take a $10,000 withdrawal at the beginning of the fourth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years. The following examples show the impact of taking the withdrawal under the Present Value Withdrawal Option and the Payment Withdrawal Option.

PRESENT VALUE WITHDRAWAL

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
       Present Value of future Guaranteed Annuity Payments = $119,961.92

       Withdrawal = $10,000

       Annuity Units after withdrawal = 1,255.80 (1,370 X (1 -
       (10,000/119,961.92)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $1,380.67

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 at the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWAL

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 4% (3% AIR plus 1% WithdrawalAdjustment Charge)
       Present Value of future Annuity Payments = $234,482.77

       Withdrawal = $10,000

       Annuity Units after withdrawal = 1,311.57 (1,370 X (1 -
       (10,000/$234,482.77)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $1,442.00

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase at the end of the 10-year period during which the Company guaranteed to make payments.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

          INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACT FUNDED THROUGH

                                 SUB-ACCOUNTS OF

                              SEPARATE ACCOUNT VA-K

      INVESTING IN SHARES OF ALLMERICA INVESTMENT TRUST, FIDELITY VARIABLE INSURANCE PRODUCTS FUND, FIDELITY VARIABLE INSURANCE PRODUCTS FUND II,
                  T. ROWE PRICE INTERNATIONAL SERIES, INC., AND
                           DELAWARE GROUP PREMIUM FUND





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE ALLMERICA IMMEDIATE ADVANTAGE VARIABLE ANNUITY PROSPECTUS OF SEPARATE ACCOUNT VA-K DATED MAY 1, 2000 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-723-6550.


                                DATED MAY 1, 2000










FAFLIC Allmerica Immediate Advantage

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...............................................2

THE VARIABLE ACCOUNT AND THE COMPANY..........................................3

SERVICES......................................................................3

UNDERWRITERS..................................................................3

ANNUITY BENEFIT PAYMENTS......................................................4

EXCHANGE OFFER................................................................6

PERFORMANCE INFORMATION.......................................................8

FINANCIAL STATEMENTS........................................................F-1

                         GENERAL INFORMATION AND HISTORY

Separate Account VA-K (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") authorized by vote of its Board of Directors on August 20, 1991. The Company, organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 1999, the Company and its subsidiaries had over $25 billion in combined assets and over $43 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance in Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Currently, 20 Sub-Accounts of the Variable Account are available under the Allmerica Immediate Advantage Variable Annuity contract (the "Contract"). Each Sub-Account invests in a corresponding investment portfolio of Allmerica Investment Trust (the "Trust"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price") or Delaware Group Premium Fund ("DGPF"). The Trust is managed by Allmerica Financial Investment Management Services, Inc. Fidelity VIP and Fidelity VIP II are managed by Fidelity Management & Research Company ("FMR"). The T. Rowe Price International Stock Portfolio of T. Rowe Price is managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"). The International Equity Series of DGPF is managed by Delaware International Advisers Ltd. ("International Advisers").

The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF are open-end, diversified management investment companies. Thirteen different funds of the Trust are available under the Contract: the Select Emerging Markets Fund, Core Equity Fund (formerly the Growth Fund), Select Strategic Growth Fund, Select Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Select Value Opportunity Fund. Four of the portfolios of Fidelity VIP are available under the Contract: the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, and Fidelity VIP Overseas Portfolio. One portfolio of Fidelity VIP II is available under the Contract: the Fidelity VIP II Asset Manager Portfolio. One portfolio of T. Rowe Price is available under the Contract: the T. Rowe Price International Stock Portfolio. The International Equity Series is the only Series of DGPF available under the Contract. Each Fund, Portfolio and Series available under the Contract (together, the "Underlying Funds") has its own investment objectives and certain attendant risks.

                     TAXATION OF THE CONTRACT, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the contracts, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the contracts or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code") and files a consolidated tax return with its affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

EXPERTS. The financial statements of the Company as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, and the financial statements of Separate Account VA-K of the Company as of December 31, 1999 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                  UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of the Company, and presently is indirectly wholly owned by the Company.

The Contract offered by this Prospectus is offered continuously, and may be purchased from NASD registered representatives of Allmerica Investments and from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

Commissions are paid by the Company to its licensed insurance agents on sales of the Contract. The Company intends to recoup the commission and other sales expense through a combination of anticipated withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity policies. Registered representatives of Allmerica Investments receive commissions of up to 5% (4% on contracts originally issued as part of a 401(k) plan) of payments. Independent broker-dealers receive commission of 5%, a portion of which is paid to their registered representatives.

Commissions are paid by the Company, and do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus.

The aggregate amounts of commissions paid to Allmerica Investments for sales of all contracts funded by Separate Account VA-K (including contracts not described in the Prospectus) for the years 1997, 1998 and 1999 were $3,098,375.76, $3,517,207.62 and $3,451,291.08.

No commissions were retained by Allmerica Investments for sales of all contracts funded by Separate Account VA-K (including contracts not described in the Prospectus) for the years 1997, 1998 and 1999.


                                ANNUITY PAYMENTS

ILLUSTRATION OF VARIABLE ANNUITY PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit Value and the variable annuity payment may be illustrated by the following hypothetical example: Assume an Owner has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit Value for the Assumed Investment Return of 3.0% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. When the Annuity Unit Value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000109. Multiplying this factor by .999919 (the one-day adjustment factor for the Assumed Investment Return of 3.0% per annum) produces a factor of 1.000109. This then is multiplied by the Annuity Unit Value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit Value of $1.105120 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit Value, or 267.5818 times $1.105120, which produces a current monthly payment of $295.71.

                                 EXCHANGE OFFER

The Company will permit Owners of certain variable annuity contracts, described below, to exchange their contracts at net asset value for the variable annuity contract described in the Prospectus, which is issued on Form No. A3029-99 or state variations thereof ("new Contract"). The Company reserves the right to suspend this exchange offer at any time.

This offer applies to the exchange of the Company's Flexible Payment Deferred Variable Annuity contract issued on Forms A3025-96, 3021-93 and 3018-91. These contracts are referred to collectively as "Exchanged Contracts". To effect a change, the Company should receive (1) a completed application for the new Contract, (2) the contract being exchanged, and (3) a signed Letter of Awareness.

There are inherent differences between a Flexible Payment Deferred Variable Annuity and an Immediate Variable Annuity. You should consult your financial planner to discuss these differences.

No surrender charge will be applicable to the Exchanged Contract as a result of the Exchange.

Persons who, under the terms of this exchange offer, exchange their contract for the new Contract and subsequently cancel the new Contract within the time permitted, will have the Contract Value of the new Contract applied to reinstate the Exchanged Contract. The refunded amount will be allocated initially among the Fixed Account and Sub-Accounts of the reinstated contract in the same proportion that the values of such allocation bore on the date the exchange of the Contract for the new Contract took place. For purposes of calculating any surrender charge under the reinstated Contract the reinstated Contract will be deemed to have been issued as if there had been no exchange.

The Table below illustrates the differences between the new Contract and the Exchanged Contract after the Annuity Income Date. There may be additional differences important for a person to consider prior to making an exchange. The Prospectuses for the new Contract and the Exchanged Contract should be reviewed carefully before the exchange request is submitted to the Company.

                           ALLMERICA IMMEDIATE    ALLMERICA ADVANTAGE    EXECANNUITY PLUS '93      EXECANNUITY '91
                          ADVANTAGE (A3029-99)         (A3025-96)              (3021-93)              (3018-91)
What are the              Rates are currently    The first payment is    The first payment is   The first payment is
Annuitization Rates       only - no guarantee    based on the greater    based on the greater   based on the greater
that apply to variable    rates.                 of the rates            of the rates           of the rates
annuity payments?                                guaranteed in the       guaranteed in the      guaranteed in the
                                                 contract or the         contract or the        contract or the
                                                 current rates.          current rates          current rates.

What is the Assumed       The owner has a        The Assumed             The Assumed            The Assumed
Investment Return (AIR)?  choice of 3%, 5% or    Investment Return is    Investment Return is   Investment Return is
                          7%  *                  3.5%                    3.5%                   3.5%

If my contract has        The surviving owner    After the Annuity       After the Annuity      After the Annuity
joint owners, who is      is always the          Income Date, the        Income Date, the       Income Date, the
the primary beneficiary   primary beneficiary.   beneficiary is as       beneficiary is as      beneficiary is as
on the death of the                              selected by the         selected by the        selected by the
first owner?                                     Annuity (who at that    Annuitant (who at      Annuitant (who at
                                                 point is also Owner).   that point is also     that point is also
                                                                         the Owner).            the Owner).

Can I take withdrawals?   Yes                    No                      No                     No

Will a surrender charge   No                     Yes, for any            Yes, for any           Yes, for any
be assessed when I                               commutable period       commutable period      commutable period
annuitize?                                       certain options and     certain options and    certain options and
                                                 any period certain      any period certain     any period certain
                                                 option under 10 years.  option under 10        option under 10
                                                                         years.                 years.

Is a life with cash       Yes                    No                      No                     No
back annuity benefit
option available?

Is a unit refund          No                     Yes                     No                     No
annuity benefit option
available?

How many investment       20                     4                       4                      4
choices (Sub-Accounts)
do I have?

Can I make transfers?     Yes                    No                      No                     No

Is Automatic Account      Yes                    No                      No                     No
Rebalancing (AAR)
available?

Are commutable annuity    Yes.  For the          Commutable period       Commutable period      Commutable period
options available?        Payment for a          certain options are     certain options are    certain options are
                          Certain Number of      available.              available.             available.
                          Years Option.
                          Limited Commutation
                          is also available
                          for certain other
                          options.  (See "E.
                          Description of
                          Annuity Benefit
                          Options" under
                          DESCRIPTION OF THE
                          CONTRACT.)


                                       6

                           ALLMERICA IMMEDIATE    ALLMERICA ADVANTAGE    EXECANNUITY PLUS '93      EXECANNUITY '91
                          ADVANTAGE (A3029-99)         (A3025-96)              (3021-93)              (3018-91)
Are liquidity options     For all benefit        Commutable period       Commutable period      Commutable period
available?                options: 10 times      certain options are     certain options are    certain options are
                          the previous annuity   available.              available.             available.
                          payment. For Life
                          with Payment for A
                          Certain Number of
                          Years and Life with
                          Cash Back Options:
                          75% of the present
                          value of the
                          remaining guaranteed
                          annuity payments.
                          For Payments for
                          Certain Number of
                          Years Option, 100%
                          is available. For
                          either liquidity
                          option, withdrawals
                          during the first
                          five years there is
                          an adjustment to the
                          present value
                          calculation

Can I choose to have my   Yes (see "D.           No                      No                     No
variable annuity          Choosing an Income
payments level for a      Option" under
certain period of time?   DESCRIPTION OF THE
                          CONTRACT.)

Can I choose when I       Yes (see "D.           No                      No                     No
would like the value of   Choosing an Income
my variable annuity       Option" under
payments to change for    DESCRIPTION OF THE
the first time?           CONTRACT.)

What period certain       5-30 years             1-30 years              1-30 years             1-30 years
annuity options are
available?

Can I reverse my          Yes. For 90 days       No                      No                     No
decision to annuitize?    after you have
                          received your
                          contract you reverse
                          your decision to
                          annuitize. See "B.
                          Right to Cancel"
                          under DESCRIPTION OF
                          THE CONTRACT.)

Does the annuitant        No                     Yes                     Yes                    Yes
become the owner of the
contract on the Annuity
Date?

What is the minimum       $100 (see "D.          $50                     $50                    $50
annuity payment?          Choosing an Income
                          Option" under
                          DESCRIPTION OF THE
                          CONTRACT.)

Who will receive the      The owner.             The annuitant.          The annuitant.         The annuitant.
annuity payments?

How frequently will I     Monthly                Monthly, Quarterly,     Monthly, Quarterly,    Monthly, Quarterly,
receive annuity                                  Semi-annually,          Semi-annually,         Semi-annually,
payments?                                        Annually                Annually               Annually

*These rates may not be available in all states.

                             PERFORMANCE INFORMATION

In order to help people understand how investment performance can affect money invested in the Sub-Accounts, the Company may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Performance results in Tables 1 and 2 are calculated with all charges assumed to be those applicable to the Contract, the Sub-Accounts and the Underlying Funds. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance. Because Table 1 presents performance of the Sub-Accounts from inception through December 31, 1999 and the Sub-Accounts were not created until after December 31, 1999, no performance numbers are currently shown in this Table. The discussion below reflects the manner in which performance will be calculated in the future for Table 1.

The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage. The "average annual total return" represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Quotations of average annual total return as shown in Tables 1 and 2 are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.45% and the Underlying Fund charges which would be assessed if the investment were completely withdrawn at the end of the specified period.

The performance shown in Table 2 is calculated in exactly the same manner as that in Table 1; however, the period of time is based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain contract features.

At times, we may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                  TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

                      (n)
             P (1 + T)   =   ERV

         Where:       P    =   a hypothetical initial payment to the Variable
                               Account of $1,000

                      T    =   average annual total return

                      n    =   number of years

                  ERV  =   the ending redeemable value of the $1,000 payment at
                           the end of the specific period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.45% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


                                     TABLE 1
                   AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1999
                         SINCE INCEPTION OF SUB-ACCOUNT


                                                                                                         10 YEARS OR
                                                                                                            SINCE
                                                        SUB-ACCOUNT         FOR YEAR                      INCEPTION
SUB-ACCOUNT INVESTING IN UNDERLYING FUND              INCEPTION DATE     ENDED 12/31/99      5 YEARS       IF LESS
----------------------------------------              --------------     --------------      -------       -------
Select Emerging Markets Fund                                N/A               N/A              N/A           N/A
Select International Equity Fund                            N/A               N/A              N/A           N/A
DGPF International Equity Series                            N/A               N/A              N/A           N/A
Fidelity VIP Overseas Portfolio                             N/A               N/A              N/A           N/A
T. Rowe Price International Stock Portfolio                 N/A               N/A              N/A           N/A
Select Aggressive Growth Fund                               N/A               N/A              N/A           N/A
Select Capital Appreciation Fund                            N/A               N/A              N/A           N/A
Select Value Opportunity Fund                               N/A               N/A              N/A           N/A
Select Growth Fund                                          N/A               N/A              N/A           N/A
Select Strategic Growth Fund                                N/A               N/A              N/A           N/A
Core Equity Fund                                            N/A               N/A              N/A           N/A
Fidelity VIP Growth Portfolio                               N/A               N/A              N/A           N/A
Equity Index Fund                                           N/A               N/A              N/A           N/A
Select Growth and Income Fund                               N/A               N/A              N/A           N/A
Fidelity VIP Equity-Income Portfolio                        N/A               N/A              N/A           N/A
Fidelity VIP II Asset Manager Portfolio                     N/A               N/A              N/A           N/A
Fidelity VIP High Income Portfolio                          N/A               N/A              N/A           N/A
Select Investment Grade Income Fund                         N/A               N/A              N/A           N/A
Government Bond Fund                                        N/A               N/A              N/A           N/A
Money Market Fund                                           N/A               N/A              N/A           N/A

                                     TABLE 2
                   AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1999
                       SINCE INCEPTION OF UNDERLYING FUND


                                                                                                         10 YEARS OR
                                                                                                            SINCE
                                                      UNDERLYING FUND       FOR YEAR                      INCEPTION
SUB-ACCOUNT INVESTING IN UNDERLYING FUND               INCEPTION DATE    ENDED 12/31/99      5 YEARS       IF LESS
----------------------------------------               --------------    --------------      -------       -------
Select Emerging Markets Fund                                   2/20/98             63.68%      N/A             13.80%
Select International Equity Fund                                5/2/94             30.09%       17.09%         14.05%
DGPF International Equity Series                              10/29/92             14.33%       11.85%         10.39%
Fidelity VIP Overseas Portfolio                                1/28/87             40.87%       15.92%         10.05%
T. Rowe Price International Stock Portfolio                    3/31/94             31.68%       13.80%         12.05%
Select Aggressive Growth Fund                                  8/21/92             36.95%       21.81%         19.20%
Select Capital Appreciation Fund                               4/28/95             23.82%       N/A            19.90%
Select Value Opportunity Fund                                  4/30/93             -5.88%       12.13%         10.20%
Select Growth Fund                                             8/21/92             28.20%       27.47%         19.06%
Select Strategic Growth Fund                                   2/20/98             14.62%       N/A             5.57%
Core Equity Fund                                               4/29/85             27.73%       23.70%         15.87%
Fidelity VIP Growth Portfolio                                  10/9/86             35.74%       28.14%         18.46%
Equity Index Fund                                              9/28/90             18.92%       26.21%         19.17%
Select Growth and Income Fund                                  8/21/92             16.96%       20.19%         14.47%
Fidelity VIP Equity-Income Portfolio                           10/9/86              5.02%       17.15%         13.17%
Fidelity VIP II Asset Manager Portfolio                         9/6/89              9.72%       14.20%         11.75%
Fidelity VIP High Income Portfolio                             9/19/85              6.82%        9.34%         10.96%
Select Investment Grade Income Fund                            4/29/85             -2.30%        6.04%          6.35%
Government Bond Fund                                           8/26/91             -1.01%        4.91%          4.85%
Money Market Fund                                              4/29/85              3.89%        4.17%          3.94%

            YIELD AND EFFECTIVE YIELD - THE MONEY MARKET SUB-ACCOUNT

Set forth below is yield and effective yield information for the Money Market Sub-Account for the even-day period ended December 31, 1999:

                           Yield                  N/A
                           Effective Yield        N/A

The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

                                                    (365/7)
         Effective Yield = [(base period return + 1)       ] - 1

                              FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Separate Account VA-K.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company (the "Company") at
December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2000

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1999      1998      1997
 -------------                                      ----      ----      ----
 REVENUES
     Premiums...................................  $  954.5  $1,969.5  $1,980.4
     Universal life and investment product
       policy fees..............................     359.3     296.6     237.3
     Net investment income......................     503.1     593.9     619.5
     Net realized investment gains..............     100.3      60.9      76.3
     Other income...............................     107.3     100.0      81.5
                                                  --------  --------  --------
         Total revenues.........................   2,024.5   3,020.9   2,995.0
                                                  --------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   1,056.3   1,803.0   1,763.9
     Policy acquisition expenses................     240.9     449.6     421.8
     Sales practice litigation..................     --         31.0     --
     Loss from cession of disability income
       business.................................     --        --         53.9
     Restructuring costs........................     --          9.0     --
     Other operating expenses...................     346.3     419.7     404.0
                                                  --------  --------  --------
         Total benefits, losses and expenses....   1,643.5   2,712.3   2,643.6
                                                  --------  --------  --------
 Income from continuing operations before
  federal income taxes..........................     381.0     308.6     351.4
                                                  --------  --------  --------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      88.7      74.6      74.4
     Deferred...................................       4.3     (15.4)     14.2
                                                  --------  --------  --------
         Total federal income tax expense.......      93.0      59.2      88.6
                                                  --------  --------  --------
 Income from continuing operations before
  minority interest.............................     288.0     249.4     262.8
     Minority interest..........................     (39.9)    (55.0)    (79.4)
                                                  --------  --------  --------
 Income from continuing operations..............     248.1     194.4     183.4
 (Loss) income from operations of discontinued
  business (less applicable income taxes
  (benefit) of $(10.1), $(7.0) and $8.9 for the
  years ended December 31, 1999, 1998 and 1997,
  respectively)                                      (17.2)    (13.5)     16.6

 Loss on disposal of group life and health
  business, including provision of $72.2 for
  operating losses during phase-out period for
  the year ended December 31, 1999 (less
  applicable income tax benefit of $16.4)            (30.5)    --        --
                                                  --------  --------  --------
 Net income.....................................  $  200.4  $  180.9  $  200.0
                                                  ========  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        1999       1998
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $3,721.6 and $7,520.8)............................  $ 3,660.7  $ 7,683.9
     Equity securities at fair value (cost of $27.9 and
       $253.1)...........................................       51.4      397.1
     Mortgage loans......................................      521.2      562.3
     Policy loans........................................      170.5      154.3
     Real estate and other long-term investments.........      177.0      163.1
                                                           ---------  ---------
         Total investments...............................    4,580.8    8,960.7
                                                           ---------  ---------
   Cash and cash equivalents.............................      279.3      504.0
   Accrued investment income.............................       73.3      141.0
   Deferred policy acquisition costs.....................    1,219.5    1,161.2
   Reinsurance receivable on unpaid losses, benefits and
     unearned premiums...................................      480.3    1,136.4
   Deferred federal income taxes.........................       18.1       19.4
   Premiums, accounts and notes receivable...............       81.0      510.5
   Other assets..........................................      199.6      530.6
   Closed Block assets...................................      772.3      803.1
   Separate account assets...............................   17,629.6   13,697.7
                                                           ---------  ---------
         Total assets....................................  $25,333.8  $27,464.6
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,825.0  $ 2,802.2
     Outstanding claims, losses and loss adjustment
       expenses..........................................      218.8    2,815.9
     Unearned premiums...................................        6.6      843.2
     Contractholder deposit funds and other policy
       liabilities.......................................    2,025.5    2,637.0
                                                           ---------  ---------
         Total policy liabilities and accruals...........    5,075.9    9,098.3
                                                           ---------  ---------
   Expenses and taxes payable............................      512.0      681.9
   Reinsurance premiums payable..........................       17.9       50.2
   Trust instruments supported by funding obligations....       50.6     --
   Short-term debt.......................................     --          221.3
   Closed Block liabilities..............................      842.1      872.0
   Separate account liabilities..........................   17,628.9   13,691.5
                                                           ---------  ---------
         Total liabilities...............................   24,127.4   24,615.2
                                                           ---------  ---------
   Minority interest.....................................     --          532.9
   Commitments and contingencies (Notes 16 and 21)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,001 shares issued and outstanding...        5.0        5.0
   Additional paid-in capital............................      569.0      444.0
   Accumulated other comprehensive (loss) income.........      (14.9)     169.2
   Retained earnings.....................................      647.3    1,698.3
                                                           ---------  ---------
         Total shareholder's equity......................    1,206.4    2,316.5
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $25,333.8  $27,464.6
                                                           =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1999      1998      1997
 -------------                                    --------  --------  --------
 COMMON STOCK...................................  $    5.0  $    5.0  $    5.0
                                                  --------  --------  --------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     444.0     453.7     392.4
     Capital contribution from parent...........     125.0     --         61.3
     Loss on change of interest-Allmerica P&C...     --         (9.7)    --
                                                  --------  --------  --------
     Balance at end of period...................     569.0     444.0     453.7
                                                  --------  --------  --------

 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............     169.2     209.3     131.4
     (Depreciation) appreciation during the
       period:
       Net (depreciation) appreciation on
         available-for-sale securities..........    (298.2)    (82.4)    170.9
       Benefit (provision) for deferred federal
         income taxes...........................     105.0      28.9     (59.8)
       Minority interest........................      31.8      13.4     (33.2)
                                                  --------  --------  --------
     Distribution of subsidiaries (Note 3)......     (22.7)    --        --
                                                  --------  --------  --------
                                                    (184.1)    (40.1)     77.9
                                                  --------  --------  --------
     Balance at end of period...................     (14.9)    169.2     209.3
                                                  --------  --------  --------
 RETAINED EARNINGS
     Balance at beginning of period.............   1,698.3   1,567.4   1,367.4
     Net income.................................     200.4     180.9     200.0
     Dividend to shareholder....................     --        (50.0)    --
     Distribution of subsidiaries (Note 3)......  (1,251.4)    --        --
                                                  --------  --------  --------
     Balance at end of period...................     647.3   1,698.3   1,567.4
                                                  --------  --------  --------
         Total shareholder's equity.............  $1,206.4  $2,316.5  $2,235.4
                                                  ========  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1999     1998     1997
 -------------                                 -------  -------  ------
 Net income..................................  $ 200.4  $ 180.9  $200.0
 Other comprehensive (loss) income:
     Net (depreciation) appreciation on
       available-for-sale securities.........   (298.2)   (82.4)  170.9
     Benefit (provision) for deferred federal
       income taxes..........................    105.0     28.9   (59.8)
     Minority interest.......................     31.8     13.4   (33.2)
     Distribution of subsidiaries (Note 3)...    (22.7)   --       --
                                               -------  -------  ------
         Other comprehensive (loss) income...   (184.1)   (40.1)   77.9
                                               -------  -------  ------
 Comprehensive (loss) income.................  $ (16.3) $ 140.8  $277.9
                                               =======  =======  ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1999       1998       1997
 -------------                                 ---------  ---------  ---------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   200.4  $   180.9  $   200.0
     Adjustments to reconcile net income to
       net cash provided by operating
       activities:
         Minority interest...................       39.9       55.0       79.4
         Net realized gains..................     (100.9)     (62.7)     (77.8)
         Net amortization and depreciation...       31.5       20.7       31.6
         Deferred federal income taxes.......       20.7      (15.4)      14.2
         Sales practice litigation expense...     --           31.0     --
         Loss from exiting reinsurance
           pools.............................     --           25.3     --
         Payment related to exiting
           reinsurance pools.................     --          (30.3)    --
         Loss from cession of disability
           income business...................     --         --           53.9
         Payment related to cession of
           disability income business........     --         --         (207.0)
         Loss from disposal of group life and
           health business...................       30.5     --         --
         Change in deferred acquisition
           costs.............................     (181.6)    (185.8)    (189.7)
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................      (41.8)      56.7      (15.1)
         Change in accrued investment
           income............................        8.3        0.8        7.1
         Change in policy liabilities and
           accruals, net.....................      (15.6)     168.1     (134.9)
         Change in reinsurance receivable....      (46.3)    (115.4)      27.2
         Change in expenses and taxes
           payable...........................       79.4       (3.3)      49.4
         Separate account activity, net......        5.5      (48.5)    --
         Other, net..........................       18.5      (63.8)      20.4
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               operating activities..........       48.5       13.3     (141.3)
                                               ---------  ---------  ---------
 CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from disposals and
           maturities of available-for-sale
           fixed maturities..................    2,801.0    1,715.2    2,892.9
         Proceeds from disposals of equity
           securities........................      422.9      285.3      162.7
         Proceeds from disposals of other
           investments.......................       30.3      120.8      116.3
         Proceeds from mortgages matured or
           collected.........................      131.2      171.2      204.7
         Purchase of available-for-sale fixed
           maturities........................   (2,227.3)  (2,374.5)  (2,596.0)
         Purchase of equity securities.......      (78.9)    (119.9)     (67.0)
         Purchase of other investments.......     (140.6)    (274.4)    (175.0)
         Capital expenditures................      (29.2)     (22.3)     (15.3)
         Purchase of minority interest in
           Citizens Corporation..............     --         (195.9)    --
         Distribution of subsidiaries........     (202.2)    --         --
         Other investing activities, net.....     --           26.7        1.3
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               investing activities..........      707.2     (667.8)     524.6
                                               ---------  ---------  ---------

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

 CASH FLOWS FROM FINANCING ACTIVITIES
         Deposits and interest credited to
           contractholder deposit funds......    1,514.6    1,419.2      457.6
         Withdrawals from contractholder
           deposit funds.....................   (2,037.5)    (625.0)    (647.1)
         Change in trust agreements supported
           by funding agreements.............       50.6     --         --
         Change in short-term debt...........     (180.9)     188.3       (5.4)
         Change in long-term debt............     --           (2.6)      (0.1)
         Dividend paid to shareholder........     --          (50.0)      (9.4)
         Contribution from parent............       36.0     --            0.1
         Subsidiary treasury stock purchased,
           at cost...........................     (350.0)      (1.0)    (140.0)
                                               ---------  ---------  ---------
             Net cash (used in) provided by
               financing activities..........     (967.2)     928.9     (344.3)
                                               ---------  ---------  ---------
 Net change in cash and cash equivalents.....     (211.5)     274.4       39.0
 Net change in cash held in the Closed
  Block......................................      (13.2)      15.7       (1.0)
 Cash and cash equivalents, beginning of
  period.....................................      504.0      213.9      175.9
                                               ---------  ---------  ---------
 Cash and cash equivalents, end of period....  $   279.3  $   504.0  $   213.9
                                               =========  =========  =========
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     3.1  $     7.3  $     3.6
     Income taxes paid.......................  $    24.0  $   135.3  $    66.3

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

Prior to July 1, 1999, the consolidated financial statements of FAFLIC included the accounts of its wholly-owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory services), Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (an 85.0%-owned non-insurance holding company), and various other non-insurance subsidiaries.

Effective July 1, 1999, AFC made certain changes to its corporate structure (Note 3). These changes included the transfer of the Company's ownership of Allmerica P&C and its subsidiaries, as well as several other non-insurance subsidiaries from the Company to AFC. In exchange, AFC contributed capital to the Company and agreed to maintain the Company's statutory surplus at specified levels during the following 6 years. Comparability between current and prior period financial statements and footnotes has been significantly impacted by the Company's divestiture of these subsidiaries during 1999, as disclosed in Note 3.

The Closed Block (Note 1B) assets and liabilities at December 31, 1999 and 1998 are presented in the consolidated balance sheets as single line items. The contribution from the Closed Block is included in the consolidated statements of income in other income. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1999, 1998 and 1997, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

On or about December 3, 1998, the Company acquired all of the outstanding common stock of Citizens Corporation (formerly an 82.5% owned non-insurance subsidiary of The Hanover Insurance Company ("Hanover"), a wholly-owned subsidiary of Allmerica P&C) that it did not already own in exchange for cash of $195.9 million (Note 4). The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

Prior to the July 1, 1999 changes in AFC's corporate structure, minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, Hanover. Hanover's wholly-owned subsidiary is Citizens Corporation, the holding company for Citizens. Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

The Company established and began operating a closed block ("the Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commonwealth of Massachusetts Insurance Commissioner ("the Insurance Commissioner") consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of shareholders' equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted a plan to dispose of all real estate assets. As of December 31, 1999, there were 2 properties remaining in the Company's real estate portfolio, both of which are being actively marketed. These assets are carried at the estimated fair value less costs of disposal. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge the foreign currency exchange risk associated with investment securities are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk associated with funding agreements are accounted for using the fair value method, with changes in fair value reported in other operating income consistent with the underlying hedged trust obligation liability. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Default swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value, if any, reported in realized investment gains and losses in earnings. Premium paid to the Company on default swap contracts is reported in net investment income in earnings. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized investment gains and

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

losses in earnings. Any ineffective swaps or futures hedges are recognized currently in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6.0% for life insurance and 2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts ("GICs"), deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Prior to the merger on July 16, 1997, Allmerica P&C and its subsidiaries filed a separate United States federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

L.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. This statement is effective for fiscal years beginning after June 15, 2000. The Company is currently assessing the impact of the adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter of 1998, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $12.4 million through December 31, 1998. The adoption of SOP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the AICPA issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement did not have a material effect on the results of operations or financial position of the Company.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 131 for the first quarter of 1998, which resulted in certain segment re-definitions, which have no impact on the consolidation results of operations (See Note 15).

In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("Statement No. 130"). Statement
No. 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

M.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation, resulting primarily from the reporting of Discontinued Operations as disclosed in Note 2.

2.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premium in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. On October 6, 1999, the Company entered into an agreement with Great-West Life and Annuity Insurance Company of Denver,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

which provides for the sale of the Company's EBS business effective March 1, 2000. The Company has recorded a $30.5 million loss, net of taxes, on the disposal of its group life and health business. Subsequent to the June 30, 1999 measurement date, operations from the discontinued business generated losses of approximately $8.7 million, net of taxes.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 1999, the discontinued segment had assets of approximately $531.1 million consisting primarily of invested assets, premiums and fees receivable, and reinsurance recoverables, and liabilities of approximately $482.5 million consisting primarily of policy liabilities. Revenues for the discontinued operations were $361.1 million, $398.5 million, and $389.2 million for the years ended December 31, 1999, 1998 and 1997, respectively.

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes included transfer of the Company's ownership of Allmerica P&C and all of its subsidiaries, as well as certain other non-insurance subsidiaries, from FAFLIC to AFC, referred to as the "distribution of subsidiaries". The Company retained its ownership of its primary insurance subsidiary, AFLIAC and certain broker dealer and investment management and advisory subsidiaries. AFC contributed capital to FAFLIC in the amount of $125.0 million, consisting of cash and securities of $36.0 million and $89.0 million, respectively, and agreed to maintain the Company's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 requires the prior approval of the Commonwealth of Massachusetts Insurance Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the subsidiaries transferred from FAFLIC on July 1, 1999 was $1,274.1 million. As of June 30, 1999, the transferred subsidiaries had total assets of $5,334.1 million, including cash and cash equivalents of $202.2 million, and total revenue of $1,196.5 million.

The Company's consolidated results of operations in 1999 include $107.2 million of net income associated with these subsidiaries through June 30, 1999. The unaudited pro forma information below presents consolidated results of operations as if the reorganization had occurred at the beginning of 1998.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the Company had the transfer occurred at the beginning of 1998, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Revenue.....................................................  $828.0  $750.2
                                                              ======  ======
Net realized capital (losses) gains included in revenue.....   (11.8)   19.6
                                                              ======  ======
Income from continuing operations before taxes..............   192.1   141.2
Income taxes................................................    51.2    41.2
                                                              ------  ------
Net income from continuing operations.......................  $140.9   100.0
(Loss) from operations of discontinued business (less
 applicable income taxes (benefit) of $(10.4), $(7.0) and
 $8.9 for the years ended December 31, 1999, 1998 and 1997,
 respectively...............................................   (17.2)  (13.5)

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
(Loss) on disposal of group life and health business,
 including provision of $72.2 for operating losses during
 phase-out period for the tear ended December 31, 1999 (less
 applicable income tax benefit of $16.4)....................   (30.5)   --
                                                              ------  ------
Net income..................................................  $ 93.2  $ 86.5
                                                              ======  ======

4.  ACQUISITION OF MINORITY INTEREST OF CITIZENS CORPORATION

On December 3, 1998 Citizens Acquisition Corporation, a wholly-owned subsidiary of the Allmerica P&C, completed a cash tender offer to acquire the outstanding shares of Citizens Corporation common stock that AFC or its subsidiaries did not already own at a price of $33.25 per share. Approximately 99.8% of publicly held shares of Citizens Corporation common stock were tendered. On December 14, 1998, the Company completed a short-form merger, acquiring all shares of common stock of Citizens Corporation not purchased in its tender offer, through the merger of its wholly-owned subsidiary, Citizens Acquisition Corporation with Citizens Corporation at a price of $33.25 per share. Total consideration for the transactions amounted to $195.9 million. The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

The Company's consolidated results of operations include minority interest in Citizens Corporation prior to December 3, 1998. The unaudited pro forma information below presents consolidated results of operation as if the acquisition had occurred at the beginning of 1997.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the acquisition occurred at the beginning of 1997, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998      1997
-------------                                                 --------  --------
Revenue.....................................................  $3,006.6  $2,977.1
                                                              ========  ========
Net realized capital gains included in revenue..............  $   58.1  $   71.6
                                                              ========  ========
Income before taxes and minority interest...................     293.4     332.5
Income taxes................................................     (54.2)    (82.4)
Minority Interest:
  Equity in earnings........................................     (42.6)    (64.1)
                                                              --------  --------
Net income..................................................  $  196.6  $  186.0
                                                              ========  ========

5.  OTHER SIGNIFICANT TRANSACTIONS

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated reinsurer. The reinsurance agreement provides accident year coverage for the three years 1999 to 2001 for the Company's property and casualty business, and is subject to cancellation or commutation annually at the Company's option. The program covers losses and allocated loss adjustment

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

expenses, including those incurred but not yet reported, in excess of a specified whole account loss and allocated LAE ratio. The annual and aggregate coverage limits for losses and allocated LAE are $150.0 million and $300.0 million, respectively. The effect of this agreement on results of operations in each reporting period is based on losses and allocated LAE ceded, reduced by a sliding scale premium of 50.0-67.0% depending on the size of the loss, and increased by a ceding commission of 20.0% of ceded premium. In addition, net investment income is reduced for amounts credited to the reinsurer. Prior to the AFC corporate reorganization, the Company recognized a net benefit of $16.9 million as a result of this agreement, based on year-to-date and annual estimates of losses and allocated loss adjustment expenses for accident year 1999.

On October 29, 1998, the Company announced that it had adopted a formal restructuring plan for its Risk Management business. As part of this initiative, the segment consolidated its property and casualty field support activities from fourteen regional branches into three hub locations. As a result of the Company's restructuring initiative, it recognized a pretax loss of $9.0 million, in the fourth quarter of 1998.

Approximately $4.8 million of this loss relates to severance and other employee related costs resulting from the elimination of 306 positions, of which 207 and 106 employees had been terminated as of December 31, 1999 and 1998, respectively. In addition, lease cancellations and contract terminations resulted in losses of approximately $2.5 million and $1.7 million, respectively. The Company made payments of approximately $4.2 million and $0.1 million through June 30, 1999 and in 1998, respectively, related to this restructuring initiative.

Effective July 1, 1998, the Company entered into a reinsurance agreement with a highly rated reinsurer that cedes current and future underwriting losses, including unfavorable development of prior year reserves, up to a $40.0 million maximum, relating to the Company's reinsurance pool business. These pools consist primarily of the Company's assumed stop loss business, small group managed care pools, long-term disability and long-term care pools, student accident and special risk business. The agreement is consistent with management's decision to exit this line of business, which the Company expects to run-off over the next three years. As a result of this transaction, the Company recognized a $25.3 million pre-tax loss in the third quarter of 1998. This loss is reported in 1999 as part of the discontinued operations of the Company.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on substantially all of the universal life and variable universal life blocks of business. The agreement did not have a material effect on its results of operations or financial position.

In 1999, 1998 and 1997, Allmerica P&C redeemed 8,662.7, 3,289.5 and 5,735.3 shares, respectively, of its issued and outstanding common stock owned by AFC for $350.0 million, $125.0 million and $195.0 million, respectively, thereby increasing the Company's total ownership to 84.5% as of June 30, 1999. The increases in the Company's ownership of Allmerica P&C through June 30, 1999, and for 1998 and 1997 were 14.5%, 4.3% and 6.3%, respectively. The 1999 transaction consisted of cash and cash equivalents. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash. The 1997 transaction consisted of $55.0 million of securities and $140.0 million of cash.

The merger of Allmerica P&C and a wholly-owned subsidiary of AFC was consummated on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that FAFLIC did not already own in exchange for cash of $425.6 million and approximately 9.7 million shares of AFC stock valued at $372.5 million. At consummation of this transaction AFC owned 59.5% through FAFLIC and 40.5% directly. The merger has been recognized as a purchase. Total consideration of approximately $798.1 million

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

has been allocated to the minority interest in the assets and liabilities based on estimates of their fair values. The minority interest acquired totaled $703.5 million. A total of $90.6 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

6.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   62.6     $  1.0      $  0.5    $   63.1
States and political subdivisions.......      13.5        0.1         0.1        13.5
Foreign governments.....................      80.0        2.1         0.1        82.0
Corporate fixed maturities..............   3,206.5       63.2       116.9     3,152.8
Mortgage-backed securities..............     359.0        1.3        11.0       349.3
                                          --------     ------      ------    --------
Total fixed maturities..................  $3,721.6     $ 67.7      $128.6    $3,660.7
                                          ========     ======      ======    ========
Equity securities.......................  $   27.9     $ 24.7      $  1.2    $   51.4
                                          ========     ======      ======    ========

                                                             1998
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $  192.8     $ 12.0      $ 24.5    $  180.3
States and political subdivisions.......   2,408.9       83.0         5.2     2,486.7
Foreign governments.....................     107.9        7.7         4.5       111.1
Corporate fixed maturities..............   4,293.3      167.8        81.9     4,379.2
Mortgage-backed securities..............     517.9       11.5         2.8       526.6
                                          --------     ------      ------    --------
Total fixed maturities..................  $7,520.8     $282.0      $118.9    $7,683.9
                                          ========     ======      ======    ========
Equity securities.......................  $  253.1     $151.1      $  7.1    $  397.1
                                          ========     ======      ======    ========

(1) Amortized cost for fixed maturities and cost for equity securities.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1999, the amortized cost and market value of these assets on deposit in New York were $196.4 million and $193.0 million, respectively. At December 31, 1998, the amortized cost and market value of assets on deposit were $268.5 million and $284.1 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $18.3 million and $105.4 million were on deposit with various state and governmental authorities at December 31, 1999 and 1998, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1999.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     1999
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  224.4   $  225.7
Due after one year through five years.......................   1,324.0    1,328.4
Due after five years through ten years......................   1,409.1    1,369.9
Due after ten years.........................................     764.1      736.7
                                                              --------   --------
Total.......................................................  $3,721.6   $3,660.7
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1999
Net appreciation, beginning of year.........................    $ 79.0       $ 90.2      $169.2
                                                                ------       ------      ------
Net (depreciation) appreciation on available-for-sale
 securities.................................................    (254.4)      (122.3)     (376.7)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      78.5       --            78.5
Provision for deferred federal income taxes and minority
 interest...................................................      72.1         64.7       136.8
Distribution of subsidiaries (See Note 3)...................      (5.6)       (17.1)      (22.7)
                                                                ------       ------      ------
                                                                (109.4)       (74.7)     (184.1)
                                                                ------       ------      ------
Net appreciation, end of year...............................    $(30.4)      $ 15.5      $(14.9)
                                                                ======       ======      ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1998
Net appreciation, beginning of year.........................    $122.6       $ 86.7      $209.3
                                                                ------       ------      ------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (99.3)         4.4       (94.9)
Appreciation due to Allmerica P&C purchase of minority in
 interest of Citizens.......................................      10.7         10.7        21.4
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       6.3       --             6.3
Provision for deferred federal income taxes and minority
 interest...................................................      38.7        (11.6)       27.1
                                                                ------       ------      ------
                                                                 (43.6)         3.5       (40.1)
                                                                ------       ------      ------
Net appreciation, end of year...............................    $ 79.0       $ 90.2      $169.2
                                                                ======       ======      ======

1997
Net appreciation, beginning of year.........................    $ 71.3       $ 60.1      $131.4
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      83.2         (5.9)       77.3
Appreciation due to AFC purchase of minority interest of
 Allmerica P&C..............................................      50.7         59.6       110.3
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (16.7)      --           (16.7)
Provision for deferred federal income taxes and minority
 interest...................................................     (65.9)       (27.1)      (93.0)
                                                                ------       ------      ------
                                                                  51.3         26.6        77.9
                                                                ------       ------      ------
Net appreciation, end of year...............................    $122.6       $ 86.7      $209.3
                                                                ======       ======      ======

(1) Includes net (depreciation) appreciation on other investments of $(1.1) million, $0.8 million, and $1.8 million, in 1999, 1998, and 1997, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were $533.6 million and $582.7 million at December 31, 1999 and 1998, respectively. Reserves for mortgage loans were $5.8 million and $11.5 million at December 31, 1999 and 1998, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets. At December 31, 1999, there were 2 properties remaining in the Company's real estate portfolio which are being actively marketed. Depreciation is not recorded on these assets while they are held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1999, 1998 and 1997.

There were no material contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1999.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Property type:
  Office building...........................................  $301.5  $304.4
  Residential...............................................    50.3    52.8
  Retail....................................................    92.2   108.5
  Industrial/warehouse......................................    83.6   110.0
  Other.....................................................    11.8    18.5
  Valuation allowances......................................    (5.8)  (11.5)
                                                              ------  ------
Total.......................................................  $533.6  $582.7
                                                              ======  ======
Geographic region:
  South Atlantic............................................  $132.2  $136.1
  Pacific...................................................   133.6   155.1
  East North Central........................................    62.5    80.5
  Middle Atlantic...........................................    50.3    61.2
  West South Central........................................    90.8    54.7
  New England...............................................    40.7    60.7
  Other.....................................................    29.3    45.9
  Valuation allowances......................................    (5.8)  (11.5)
                                                              ------  ------
Total.......................................................  $533.6  $582.7
                                                              ======  ======

At December 31, 1999, scheduled mortgage loan maturities were as follows: 2000 -- $108.1 million; 2001 -- $33.9 million; 2002 -- $27.5 million; 2003 -- $40.6 million; 2004 -- $76.4 million; and $234.7 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1999, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                           BALANCE AT
(IN MILLIONS)                                                 JANUARY 1   PROVISIONS  WRITE-OFFS  DECEMBER 31
-------------                                                 ----------  ----------  ----------  ------------
1999
Mortgage loans..............................................    $11.5       $(2.4)      $ 3.3         $ 5.8
                                                                =====       =====       =====         =====
1998
Mortgage loans..............................................    $20.7       $(6.8)      $ 2.4         $11.5
                                                                =====       =====       =====         =====
1997
Mortgage loans..............................................    $19.6       $ 2.5       $ 1.4         $20.7
Real estate.................................................     14.9         6.0        20.9        --
                                                                -----       -----       -----         -----
Total.......................................................    $34.5       $ 8.5       $22.3         $20.7
                                                                =====       =====       =====         =====

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Provisions on mortgages during 1999 and 1998 reflect the release of redundant specific reserves. Write-offs of $20.9 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less costs to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $18.0 million and $22.0 million, with related reserves of $0.8 million and $6.0 million as of December 31, 1999 and 1998, respectively. All impaired loans were reserved for as of December 31, 1999 and 1998.

The average carrying value of impaired loans was $21.0 million, $26.1 million and $30.8 million, with related interest income while such loans were impaired of $2.1 million, $3.2 million and $3.2 million as of December 31, 1999, 1998 and 1997, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs") and other funding agreements. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

The notional amount of futures contracts outstanding was $37.1 million and $92.7 million at December 31, 1999 and 1998, respectively. The notional amounts of the contracts represent the extent of the Company's investment but not future cash requirements, as the Company generally settles open positions prior to maturity. The maturity of all futures contracts outstanding is less than one year. The fair value of futures contracts outstanding was $36.8 million and $92.5 million at December 31, 1999 and 1998, respectively.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. Deferred hedging losses were $0.9 million and $1.8 million in 1999 and 1998, respectively. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately. There was $0.1 million of gains realized on ineffective hedges in 1998. There were no gains or losses in 1999 and 1997.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998      1997
-------------                                                 ---------  ---------  ------
Contracts outstanding, beginning of year....................  $    92.7  $  --      $(33.0)
New contracts...............................................      947.0    1,117.5    (0.2)
Contracts terminated........................................   (1,002.6)  (1,024.8)   33.2
                                                              ---------  ---------  ------
Contracts outstanding, end of year..........................  $    37.1  $    92.7  $ --
                                                              =========  =========  ======

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts with swap counterparties to hedge foreign currency exposure on specific fixed income securities. Additionally, in 1999, the Company entered into a foreign

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

currency swap contract to hedge foreign currency exposure on specific fixed rate funding agreements. Interest and principal related to foreign fixed income securities and liabilities payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment in U.S dollars translated at a specific currency exchange rate. The primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange, as indicated by the fair value of the contract. The fair values of the foreign currency swap contracts outstanding were $(4.7) million and $1.2 million at December 31, 1999 and 1998, respectively. Changes in the fair value of contracts hedging fixed income securities are reported as an unrealized gain or loss, consistent with the underlying hedged security. Changes in fair value of contracts hedging fixed rate funding agreements are reported as other operating income, consistent with the underlying hedged liability. The net decrease in other operating income related to these contracts was $2.6 million in 1999. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1999, 1998 and 1997. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on foreign currency swap contracts in 1999 or 1998.

A reconciliation of the notional amount of foreign currency swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999   1998    1997
-------------                                                 ------  -----  ------
Contracts outstanding, beginning of year....................  $ 42.6  $42.6  $ 47.6
New contracts...............................................    52.9   --       5.0
Contracts expired...........................................   (24.0)  --     (10.0)
                                                              ------  -----  ------
Contracts outstanding, end of year..........................  $ 71.5  $42.6  $ 42.6
                                                              ======  =====  ======

Expected maturities of foreign currency swap contracts outstanding at December 31, 1999 are $8.3 million in 2000, $52.9 million in 2001 and $10.3 million thereafter. There are no expected maturities of such foreign currency swap contracts in 2002, 2003 and 2004.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate GIC liabilities that are matched with fixed rate securities, the Company manages the interest rate risk by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1999 and 1998 were net payables of $4.2 million and $3.9 million, respectively. The Company does not require collateral or other security to support financial instruments with credit risk.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The decrease in net investment income related to interest rate swap contracts was $7.0 million, $2.8 million and $0.4 million for the years ended December 31, 1999, 1998 and 1997, respectively. The fair value of interest rate swap contracts outstanding was $33.1 million and $(28.3) million at December 31, 1999 and 1998, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with the gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 1999 or 1998.

A reconciliation of the notional amount of interest rate swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999      1998     1997
-------------                                                 --------  --------  ------
Contracts outstanding, beginning of year....................  $1,112.6  $  244.1  $  5.0
New contracts...............................................     905.4     873.5   244.7
Contracts terminated........................................    (888.5)    --       --
Contracts expired...........................................     (80.0)     (5.0)   (5.6)
Distribution of subsidiaries (Note 3).......................     (23.6)    --       --
                                                              --------  --------  ------
Contracts outstanding, end of year..........................  $1,025.9  $1,112.6  $244.1
                                                              ========  ========  ======

Expected maturities of interest rate swap contracts outstanding at December 31, 1999 are $44.0 million in 2000, $43.1 million in 2001, $83.5 million in 2002,
$536.0 million in 2003, and $319.3 million in 2004. There are no expected maturities of such interest rate swap contracts thereafter.

G.  OTHER SWAP CONTRACTS

The Company enters into insurance portfolio-linked and credit default swap contracts for investment purposes. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with insurance portfolio-linked swap contracts is the inability of the counterparty to meet its obligation. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts, and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1999, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.3) million and $(0.1) million at December 31, 1999 and 1998, respectively. The net amount receivable or payable under insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net (decrease) increase in realized investment gains related to these contracts was $(0.2) million, $1.0 million and $(1.4) million for the years ended December 31, 1999, 1998 and 1997, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The stated annual premium under credit default swap contracts is recognized currently in net investment income. The net increase to investment income related to credit default swap contracts was $0.4 million and $0.2 million for the years ended December 31, 1999 and 1998, respectively. There was no net investment income recognized in 1997.

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999     1998    1997
-------------                                                 -------  ------  -------
Contracts outstanding, beginning of year....................  $ 255.0  $ 15.0  $  58.6
New contracts...............................................     50.0   266.3    192.1
Contracts expired...........................................   (115.0)  (26.3)  (211.6)
Contracts terminated........................................    --       --      (24.1)
                                                              -------  ------  -------
Contracts outstanding, end of year..........................  $ 190.0  $255.0  $  15.0
                                                              =======  ======  =======

Expected maturities of other swap contracts outstanding at December 31, 1999 are as follows: $140.0 million in 2000 and $50.0 million in 2001. There are no expected maturities of such other swap contracts in 2002, 2003, 2004 and thereafter.

H.  OTHER

At December 31, 1999 and 1998, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

7.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Fixed maturities............................................  $415.7  $509.6  $523.3
Mortgage loans..............................................    45.5    57.6    57.1
Equity securities...........................................     1.7     7.2    10.5
Policy loans................................................    12.7    11.9    10.9
Real estate and other long-term investments.................    14.4     7.0    31.5
Short-term investments......................................    26.6    15.6     9.9
                                                              ------  ------  ------
Gross investment income.....................................   516.6   608.9   643.2
Less investment expenses....................................   (13.5)  (15.0)  (23.7)
                                                              ------  ------  ------
Net investment income.......................................  $503.1  $593.9  $619.5
                                                              ======  ======  ======

At December 31, 1999, the company had fixed maturities with a carrying value of $1.0 million on non-accrual status. There were no mortgage loans on non-accrual status at December 31, 1999. At December 31, 1998, there was one mortgage loan on non-accrual status which had an outstanding principal balance of $4.3 million. This loan was restructured and fully impaired. There were no fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

accordance with the original terms of the investments, was a reduction in net income by $1.4 million in 1999, and had no impact in 1998 and 1997.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $18.8 million, $28.7 million and $40.3 million at December 31, 1999, 1998 and 1997, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $2.5 million, $3.3 million and $3.9 million in 1999, 1998 and 1997, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $3.3 million and $4.2 million in 1999, 1998 and 1997, respectively.

There were no mortgage loans which were non-income producing for the year ended December 31, 1999. There were, however, fixed maturities with a carrying value of $0.3 million which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $6.6 million in 1999, losses of $6.3 million in 1998, and income of $7.6 million in 1997.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998   1997
-------------                                                 ------  ------  -----
Fixed maturities............................................  $(52.0) $(11.6) $14.2
Mortgage loans..............................................     2.5     8.8   (1.2)
Equity securities...........................................   141.3    63.7   53.5
Real estate and other.......................................     8.5    --      9.8
                                                              ------  ------  -----
Net realized investment gains...............................  $100.3  $ 60.9  $76.3
                                                              ======  ======  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS   GROSS
(IN MILLIONS)                                                     SALES      GAINS   LOSSES
-------------                                                 -------------  ------  ------
1999
Fixed maturities............................................    $1,480.5     $  9.2  $ 27.1
Equity securities...........................................       421.2      149.0     7.6

1998
Fixed maturities............................................    $  979.2     $ 17.9  $ 11.3
Equity securities...........................................       258.7       72.8     9.0

1997
Fixed maturities............................................    $1,870.7     $ 27.0  $ 15.9
Equity securities...........................................       144.9       55.5     1.2

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  OTHER COMPREHENSIVE (LOSS) INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the Consolidated Statements of Comprehensive (Loss)
Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999      1998     1997
-------------                                                 --------  --------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period,
 (includes $22.7 resulting from the distribution of
 subsidiaries in 1999, net of taxes (benefit) and minority
 interest of $(103.3) million, $(20.8) million and $123.7
 million in 1999, 1998 and 1997, respectively)..............  $ (121.9) $   (6.8) $115.5
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes and minority interest
 of $33.5 million, $21.5 million and $30.7 million in 1999,
 1998 and 1997, respectively)...............................     (62.2)     33.3    37.6
                                                              --------  --------  ------
Other comprehensive (loss) income...........................  $ (184.1) $  (40.1) $ 77.9
                                                              ========  ========  ======

8.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Included in the fair value of fixed maturities are swap contracts used to hedge fixed maturities with a fair value of $31.1 million and $(27.1) million at December 31, 1999 and 1998, respectively. In addition, the Company held futures contracts with a carrying value of $(0.9) million and $(1.8) million at December 31, 1999 and 1998, respectively. The fair value of these contracts was $36.8 million and $92.5 million at December 31, 1999 and 1998, respectively.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits. All other liabilities are based on surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     1999                1998
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  279.3  $  279.3  $  504.0  $  504.0
  Fixed maturities..........................................   3,660.7   3,660.7   7,683.9   7,683.9
  Equity securities.........................................      51.4      51.4     397.1     397.1
  Mortgage loans............................................     521.2     521.9     562.3     587.1
  Policy loans..............................................     170.5     170.5     154.3     154.3
                                                              --------  --------  --------  --------
                                                              $4,683.1  $4,683.8  $9,301.6  $9,326.4
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,316.0  $1,341.4  $1,791.8  $1,830.8
  Supplemental contracts without life contingencies.........      48.8      48.8      37.3      37.3
  Dividend accumulations....................................      88.1      88.1      88.4      88.4
  Other individual contract deposit funds...................      48.4      48.2      61.6      61.1
  Other group contract deposit funds........................     602.9     583.5     700.4     704.0
  Individual fixed annuity contracts........................   1,092.5   1,057.1   1,110.6   1,073.6
  Trust instruments supported by funding obligations........      50.6      49.6     --        --
  Short-term debt...........................................     --        --        221.3     221.3
                                                              --------  --------  --------  --------
                                                              $3,247.3  $3,216.7  $4,011.4  $4,016.5
                                                              ========  ========  ========  ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.  CLOSED BLOCK

Included in other income in the Consolidated Statements of Income in 1999, 1998 and 1997 is a net pre-tax contribution from the Closed Block of $13.8 million, $10.4 million and $9.1 million, respectively. Summarized financial information of the Closed Block as of December 31, 1999 and 1998 and for the periods ended December 31, 1999, 1998 and 1997 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $387.4
    and $399.1
    respectively)...........................................  $372.9  $414.2
  Mortgage loans............................................   136.3   136.0
  Policy loans..............................................   201.1   210.9
  Cash and cash equivalents.................................    22.6     9.4
  Accrued investment income.................................    14.0    14.1
  Deferred policy acquisition costs.........................    13.1    15.6
  Other assets..............................................    12.3     2.9
                                                              ------  ------
Total assets................................................  $772.3  $803.1
                                                              ======  ======
Liabilities
  Policy liabilities and accruals...........................  $835.2  $862.9
  Other liabilities.........................................     6.9     9.1
                                                              ------  ------
Total liabilities...........................................  $842.1  $872.0
                                                              ======  ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Revenues
  Premiums and other income.................................  $ 52.1  $ 55.4  $ 58.3
  Net investment income.....................................    53.8    53.3    53.4
  Realized investment (loss) gain...........................    (0.6)    0.1     1.3
                                                              ------  ------  ------
Total revenues..............................................   105.3   108.8   113.0
                                                              ------  ------  ------
Benefits and expenses
  Policy benefits...........................................    88.9    95.0   100.5
  Policy acquisition expenses...............................     2.5     2.7     3.0
  Other operating expenses..................................     0.1     0.7     0.4
                                                              ------  ------  ------
Total benefits and expenses.................................    91.5    98.4   103.9
                                                              ------  ------  ------
Contribution from the Closed Block..........................  $ 13.8  $ 10.4  $  9.1
                                                              ======  ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999     1998     1997
-------------                                                 -------  -------  -------
Cash flows
  Cash flows from operating activities:
  Contribution from the Closed Block........................  $  13.8  $  10.4  $   9.1
  Change in:
    Deferred policy acquisition costs, net..................      2.5      2.6      2.9
    Premiums and other receivables..........................    --         0.3    --
    Policy liabilities and accruals.........................    (13.1)   (13.5)   (11.6)
    Accrued investment income...............................      0.1        -      0.2
    Deferred taxes..........................................    --         0.1     (5.1)
    Other assets............................................     (8.3)     2.4     (2.9)
    Expenses and taxes payable..............................     (2.9)    (2.9)    (2.0)
    Other, net..............................................      0.8     (0.1)    (1.2)
                                                              -------  -------  -------
  Net cash used in operating activities.....................     (7.1)    (0.7)   (10.6)
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........    139.0     83.6    161.6
    Purchases of investments................................   (128.5)  (106.5)  (161.4)
    Other, net..............................................      9.8      7.9     11.4
                                                              -------  -------  -------
  Net cash provided by (used in) investing activities.......     20.3    (15.0)    11.6
                                                              -------  -------  -------
Net increase (decrease) in cash and cash equivalents........     13.2    (15.7)     1.0
Cash and cash equivalents, beginning of year................      9.4     25.1     24.1
                                                              -------  -------  -------
Cash and cash equivalents, end of year......................  $  22.6  $   9.4  $  25.1
                                                              =======  =======  =======

There were no valuation allowances on mortgage loans in the Closed Block at December 31, 1999, 1998 or 1997, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

10.  DEBT

Short-term debt consisted of the following:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Short-term
  Commercial paper..........................................  $ --    $ 41.3
  Borrowings under bank credit facility.....................    --     150.0
  Repurchase agreements.....................................    --      30.0
                                                              ------  ------
Total short-term debt.......................................  $ --    $221.3
                                                              ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by a credit agreement. At December 31, 1999, there was no commercial paper outstanding.

Effective December 4, 1998, the Company entered into a credit agreement that expired on February 5, 1999. Borrowings under this agreement were unsecured and incurred interest at a rate per annum equal to the eurodollar rate plus applicable margin. Borrowings outstanding under this credit facility at December 31, 1998 were $150.0 million. These borrowings were repaid in February 1999.

The company utilizes repurchase agreements to finance certain transactions and had approximately $30 million in such agreements outstanding at December 31,1998. There were no repurchase agreements outstanding at December 31, 1999.

In 1999, there was no interest expense related to borrowings under the credit agreement. Interest expense related to borrowings under the credit agreement was approximately $0.7 million and $2.8 million in 1998 and 1997, respectively. All interest expense is recorded in other operating expenses.

In October, 1995, AFC issued Senior Debentures with a face value of $200.0 million, pay interest at a rate of 7 5/8%, and mature on October 16, 2025. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC and Allmerica P&C.

11.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) on continuing operations in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Federal income tax expense (benefit)
  Current...................................................  $88.7   $ 74.6  $74.4
  Deferred..................................................    4.3    (15.4)  14.2
                                                              -----   ------  -----
Total.......................................................  $93.0   $ 59.2  $88.6
                                                              =====   ======  =====

The federal income taxes attributable to the consolidated results of continuing operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999     1998    1997
-------------                                                 --------  ------  ------
Expected federal income tax expense on continuing
  operations................................................   $133.9   $107.9  $122.9
  Tax-exempt interest.......................................    (24.2)   (38.9)  (37.9)
  Dividend received deduction...............................    --        (5.1)   (3.2)
  Changes in tax reserve estimates..........................     (8.7)     2.3     7.8
  Tax credits...............................................     (8.5)    (8.5)   (2.7)
  Other, net................................................      0.5      1.5     1.7
                                                               ------   ------  ------
Federal income tax expense on continuing operations.........   $ 93.0   $ 59.2  $ 88.6
                                                               ======   ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The deferred income tax (asset) liability represents the tax effects of temporary differences attributable to the Company's consolidated federal tax return group. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Deferred tax (assets) liabilities
  AMT carryforwards.........................................  $ --       $ (16.8)
  Loss reserve discounting..................................   (283.5)    (406.6)
  Deferred acquisition costs................................    355.7      345.8
  Employee benefit plans....................................    (52.0)     (45.3)
  Investments, net..........................................    (19.5)     121.7
  Bad debt reserve..........................................    --          (1.8)
  Litigation reserve........................................     (6.0)     (10.9)
  Discontinued operations...................................    (11.7)     --
  Other, net................................................     (1.1)      (5.5)
                                                              -------    -------
Deferred tax asset, net.....................................  $ (18.1)   $ (19.4)
                                                              =======    =======

Gross deferred income tax assets totaled $515.8 million and $486.9 millions at December 31, 1999 and 1998, respectively. Gross deferred income tax liabilities totaled $497.7 million and $467.5 million at December 31, 1999 and 1998, respectively.

The Company believes, based on the its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 1999 there are no available alternative minimum tax credit carryforwards.

The Company's federal income tax returns are routinely audited by the Internal Revenue Services ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992, 1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

12.  PENSION PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple benefit plans to employees and agents of these affiliated Companies, including retirement plans. The salaries of employees and agents covered by these plans and the expenses of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FAFLIC provides retirement benefits to substantially all of its employees under a defined benefit pension plan. This plan is based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1999, 1998 and 1997 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Service cost -- benefits earned during the year.............  $  19.3    $  19.0    $  19.9
Interest cost...............................................     26.5       25.5       23.5
Expected return on plan assets..............................    (38.9)     (34.9)     (31.2)
Recognized net actuarial loss...............................      0.4        0.4        0.1
Amortization of transition asset............................     (1.4)      (1.8)      (1.9)
Amortization of prior service cost..........................     (2.2)      (1.7)      (2.0)
                                                              -------    -------    -------
  Net periodic pension cost.................................  $   3.7    $   6.5    $   8.4
                                                              =======    =======    =======

In 1999, subsequent to the AFC corporate reorganization, approximately $1.7 million of the net periodic pension cost was allocated to the distributed subsidiaries.

The following table summarizes the status of the plan. At December 31, 1999 and 1998 the plans' assets exceeded their projected benefit obligations.

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Change in benefit obligations:
  Projected benefit obligation at beginning of year.........  $ 414.2    $ 370.4
  Service cost -- benefits earned during the year...........     19.3       19.0
  Interest cost.............................................     26.5       25.5
  Actuarial (gains) losses..................................    (44.4)      20.4
  Benefits paid.............................................    (22.9)     (21.1)
                                                              -------    -------
    Projected benefit obligation at end of year.............    392.7      414.2
                                                              -------    -------

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Change in plan assets:
  Fair value of plan assets at beginning of year............    441.6      395.5
  Actual return on plan assets..............................     51.9       67.2
  Benefits paid.............................................    (22.9)     (21.1)
    Fair value of plan assets at end of year................    470.6      441.6
  Funded status of the plan.................................     77.9       27.4
  Unrecognized transition obligation........................    (21.6)     (23.9)
  Unamortized prior service cost............................    (12.0)     (11.0)
  Unrecognized net actuarial gains..........................   (101.6)     (54.9)
                                                              -------    -------
    Net pension liability...................................  $ (57.3)   $ (62.4)
                                                              =======    =======

As a result of AFC's merger with Allmerica P&C in 1997, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $8.9 million and $10.3 million in 1999 and 1998, respectively, which reflects fair value, net of applicable amortization.

Determination of the projected benefit obligations was based on a weighted average discount rate of 7.75% and 6.5% in 1999 and 1998, respectively, and the assumed long-term rate of return on plan assets was 9.0% in both 1999 and 1998. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 796,462 shares and 973,262 shares of AFC Common Stock at December 31, 1999 and 1998, respectively, with a market value of $44.3 million and $56.3 million at December 31, 1999 and 1998, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 1999, 1998 and 1997, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.9 million, $5.6 million and $3.3 million in 1999, 1998 and 1997, respectively. In 1999, subsequent to the AFC corporate reorganization, approximately $1.4 million of the 401(k) expense was allocated to the distributed subsidiaries. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The plan expense in 1999, 1998 and 1997 was $3.1 million, $3.0 million and $2.8 million, respectively.

On January 1, 1998, substantially all of the defined benefit and defined contribution 401(k) plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $5.9 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

13.  OTHER POSTRETIREMENT BENEFIT PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple postretirement medical and death benefit plans to employees, agents and retirees of these affiliated Companies. The costs of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective
January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plans' funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Change in benefit obligation:
Accumulated postretirement benefit obligation at beginning
  of year...................................................  $  84.0    $  71.8
Service cost................................................      2.9        3.1
Interest cost...............................................      4.6        5.1
Actuarial (gains) losses....................................    (21.2)       7.6
Benefits paid...............................................     (3.5)      (3.6)
                                                              -------    -------
  Accumulated postretirement benefit obligation at end of
    year....................................................     66.8       84.0
                                                              -------    -------
Fair value of plan assets at end of year....................    --         --
                                                              -------    -------
Funded status of the plan...................................    (66.8)     (84.0)
Unamortized prior service cost..............................     (9.8)     (12.9)
Unrecognized net actuarial (gains) losses...................    (13.8)       7.5
                                                              -------    -------
  Accumulated postretirement benefit costs..................  $ (90.4)   $ (89.4)
                                                              =======    =======

The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Service cost................................................   $  2.9     $  3.1     $  3.0
Interest cost...............................................      4.6        5.1        4.6
Recognized net actuarial loss (gain)........................      0.1        0.1       (0.1)
Amortization of prior service cost..........................     (2.3)      (2.4)      (2.7)
                                                               ------     ------     ------
Net periodic postretirement benefit cost....................   $  5.3     $  5.9     $  4.8
                                                               ======     ======     ======

In 1999, subsequent to the AFC corporate reorganization, approximately $1.1 million of the net periodic postretirement cost was allocated to the distributed subsidiaries.

As a result of AFC's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $4.6 million and $5.4 million in 1999 and 1998, respectively, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1999, health care costs were assumed to increase 6.0% in 2000, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1999 by $4.1 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1999 by $0.6 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 1999 by $3.6 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1999 by $0.5 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.75% and 6.5% at December 31, 1999 and 1998, respectively. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 5.5% for FAFLIC agents.

On January 1, 1998, substantially all of the postretirement medical and death benefits plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $3.8 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

14.  DIVIDEND RESTRICTIONS

Massachusetts and Delaware have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC and AFLIAC, respectively.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. During 1999 and 1997, no dividends were declared by FAFLIC to AFC. During 1998, FAFLIC paid dividends of $50.0 million to AFC. As of July 1, 1999, FAFLIC's ownership of Allmerica P&C, as well as several non-insurance subsidiaries, was transferred from FAFLIC to AFC. Under an agreement with the Commissioner, any dividend from FAFLIC to AFC for years 2000 and 2001 would require the prior approval of the Commissioner and may require AFC to make additional capital contributions to FAFLIC.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding
December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 1999, 1998 or 1997. During 2000, AFLIAC could pay dividends of $34.3 million to FAFLIC without prior approval.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

15.  SEGMENT INFORMATION

The Company offers Asset Accumulation financial products and services. Prior to the AFC corporate reorganization, the Company offered financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducted business principally in three operating segments. These segments were Risk Management, Allmerica Financial Services and Allmerica Asset Management. In accordance with Statement No. 131, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

In 1999, the Company reorganized its Property and Casualty business and Corporate Risk Management Services operations within the Risk Management segment. Under the new structure, the Risk Management segment manages its business through five distribution channels identified as Hanover North, Hanover South, Citizens Midwest, Allmerica Voluntary Benefits and Allmerica Specialty. During the second quarter of 1999, the Company approved a plan to exit its group life and health business, consisting of its EBS business, its AGU business and its reinsurance pool business. Results of operations from this business, relating to both the current and the prior periods, have been segregated and reported as a component of discontinued operations in the Consolidated Statements of Income. Operating results from this business were previously reported in the Allmerica Voluntary Benefits and Allmerica Specialty distribution channels. Prior to 1999, results of the group life and health business were included in the Corporate Risk Management Services segment, while all other Risk Management business was reflected in the Property and Casualty segment.

The Risk Management segment's property and casualty business is offered primarily through the Hanover North, Hanover South and Citizens Midwest distribution channels utilizing the Company's independent agent network primarily in the Northeast, Midwest and Southeast United States, maintaining a strong regional focus. Allmerica Voluntary Benefits focuses on worksite distribution, which offers discounted property and casualty products through employer sponsored programs, and affinity group property and casualty business. Allmerica Specialty offers special niche property and casualty products in selected markets. On July 1, 1999, AFC made certain changes to its corporate structure as discussed in Note 3. As a result, FAFLIC distributed its interest in the property and casualty business after that date.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products distributed via retail channels as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities distributed to institutions. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in GICs such as the traditional GIC, synthetic GIC and other funding agreements. Funding agreements are investment contracts issued to institutional buyers, such as money market funds, corporate cash management programs and securities lending collateral programs, which typically have short maturities and periodic interest rate resets based on an index such as LIBOR. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates, and to other institutions, such as insurance companies and pension plans. As a result of the aforementioned change in the AFC corporate structure, FAFLIC distributed its ownership of certain investment advisory business as of July 1, 1999.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, Corporate Technology, Corporate Finance, Human Resources and the Legal department.

Management evaluates the results of the aforementioned segments based on a pre-tax and minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Segment revenues:
  Risk Management...........................................  $1,075.2   $2,220.8   $2,227.3
  Asset Accumulation
    Allmerica Financial Services............................     797.0      721.2      713.9
    Allmerica Asset Management..............................     144.5      121.7       91.1
                                                              --------   --------   --------
        Subtotal............................................     941.5      842.9      805.0
                                                              --------   --------   --------
  Corporate.................................................       0.4        2.3        4.7
  Intersegment revenues.....................................      (0.8)      (7.6)     (11.5)
                                                              --------   --------   --------
    Total segment revenues including Closed Block...........   2,016.3    3,058.4    3,025.5
                                                              --------   --------   --------
  Adjustment to segment revenues:
      Adjustment for Closed Block...........................     (92.1)     (98.4)    (102.6)
      Change in mortality...................................     --         --          (4.2)
      Net realized gains....................................     100.3       60.9       76.3
                                                              --------   --------   --------
  Total revenues............................................  $2,024.5   $3,020.9   $2,995.0
                                                              ========   ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       1999       1998       1997
-------------                                                     --------   --------   --------
Segment income (loss) before income taxes and minority interest:
  Risk Management.............................................    $   85.1   $  149.7   $  174.2
  Asset Accumulation
    Allmerica Financial Services..............................       207.1      169.0      134.6
    Allmerica Asset Management................................        21.3       23.7       18.4
                                                                  --------   --------   --------
        Subtotal..............................................       228.4      192.7      153.0
                                                                  --------   --------   --------
  Corporate...................................................       (38.6)     (45.2)     (44.6)
    Segment income before income taxes and minority interest...      274.9      297.2      282.6
  Adjustments to segment income:
    Net realized investment gains, net of amortization........       106.1       52.2       78.5
    Sales practice litigation expense.........................       --         (31.0)     --
    Gain from change in mortality assumptions.................       --         --          47.0
    Loss on cession of disability income business.............       --         --         (53.9)
    Restructuring costs.......................................       --          (9.0)     --
    Other items...............................................       --          (0.8)      (2.8)
                                                                  --------   --------   --------
  Income before taxes and minority interest...................    $  381.0   $  308.6   $  351.4
                                                                  ========   ========   ========

DECEMBER 31,
(IN MILLIONS)                                     1999        1998          1999           1998
-------------                                   ---------   ---------   ------------   ------------
                                                 IDENTIFIABLE ASSETS    DEFERRED ACQUISITION COSTS
Risk Management...............................  $   542.0   $ 6,216.8    $     6.0      $   167.5
Asset Accumulation
  Allmerica Financial Services................   23,410.7    19,407.3      1,213.1          993.1
  Allmerica Asset Management..................    1,381.1     1,810.9          0.4            0.6
                                                ---------   ---------    ---------      ---------
      Subtotal................................   24,791.8    21,218.2      1,213.5          993.7
  Corporate...................................     --            29.6       --             --
                                                ---------   ---------    ---------      ---------
    Total.....................................  $25,333.8   $27,464.6    $ 1,219.5      $ 1,161.2
                                                =========   =========    =========      =========

16.  LEASE COMMITMENTS

Rental expenses for operating leases, including those related to the discontinued operations of the Company, amounted to $22.2 million, $34.9 million and $33.6 million in 1999, 1998 and 1997, respectively. These expenses relate primarily to building leases of the Company. At December 31, 1999, future minimum rental payments under non-cancelable operating leases were approximately $39.9 million, payable as follows: 2000 - $14.1 million; 2001 -- $12.7 million; 2002 -- $8.1 million; 2003 -- $3.6 million, and $1.4 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 2000.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

17.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement of Financial Accounting Standards No. 113, Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated insurer (See Note 5). Prior to the AFC corporate reorganization, the Company was subject to concentration of risk with respect to this reinsurance agreement, which represented 10% or more of the Company's reinsurance business. Net premiums earned and losses and loss adjustment expenses ceded under this agreement in 1999 were $21.9 million and $35.0 million, respectively. In addition, the Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). Prior to the AFC corporate reorganization, both CAR and MCCA represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company ceded a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1999, 1998 and 1997 were $20.4 million and $21.4 million, $34.3 million and $38.1 million, and $32.3 million and $28.2 million, respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1999, 1998 and 1997 of $1.8 million and $30.6 million, $3.7 million and $18.0 million, and $9.8 million and $(0.8) million, respectively.

On June 2, 1998, the Company recorded a $124.2 million one-time reduction of its direct and ceded written premiums as a result of a return of excess surplus from MCCA. This transaction had no impact on the total net premiums recorded by the Company in 1998.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Life and accident and health insurance premiums:
  Direct....................................................  $   53.5   $   51.4   $   55.9
  Assumed...................................................       0.7        0.7        0.6
  Ceded.....................................................     (50.0)     (47.8)     (29.1)
                                                              --------   --------   --------
Net premiums................................................  $    4.2   $    4.3   $   27.4
                                                              ========   ========   ========
Property and casualty premiums written:
  Direct....................................................  $1,089.0   $1,970.4   $2,068.5
  Assumed...................................................      27.3       58.8      103.1
  Ceded.....................................................    (135.4)     (74.1)    (179.8)
                                                              --------   --------   --------
Net premiums................................................  $  980.9   $1,955.1   $1,991.8
                                                              ========   ========   ========
Property and casualty premiums earned:
  Direct....................................................  $1,047.3   $1,966.8   $2,046.1
  Assumed...................................................      30.3       64.5      102.0
  Ceded.....................................................    (127.3)     (66.1)    (195.1)
                                                              --------   --------   --------
Net premiums................................................  $  950.3   $1,965.2   $1,953.0
                                                              ========   ========   ========
Life insurance and other individual policy benefits, claims, losses and loss adjustment expenses:
  Direct....................................................  $  391.9   $  359.5   $  397.4
  Assumed...................................................       0.1        0.3        0.4
  Ceded.....................................................     (39.2)     (49.5)     (79.4)
                                                              --------   --------   --------
Net policy benefits, claims, losses and loss adjustment
  expenses..................................................  $  352.8   $  310.3   $  318.4
                                                              ========   ========   ========
Property and casualty benefits, claims, losses and loss
  adjustment expenses:
  Direct....................................................  $  805.6   $1,588.2   $1,464.9
  Assumed...................................................      25.9       62.7      101.2
  Ceded.....................................................    (128.0)    (158.2)    (120.6)
                                                              --------   --------   --------
Net policy benefits, claims, losses, and loss adjustment
  expenses..................................................  $  703.5   $1,492.7   $1,445.5
                                                              ========   ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

18.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Balance at beginning of year................................  $1,161.2   $  965.5   $  822.7
Acquisition expenses deferred...............................     419.2      638.2      614.3
Amortized to expense during the year........................    (240.9)    (449.6)    (472.6)
Adjustment for discontinued operations......................       3.4      ( 0.2)     --
Adjustment to equity during the year........................      39.3        7.3      (11.1)
Adjustment due to distribution of subsidiaries..............    (162.7)     --         --
Adjustment for cession of disability income insurance.......     --         --         (38.6)
Adjustment for revision of universal and variable universal
  life insurance mortality assumptions......................     --         --          50.8
                                                              --------   --------   --------
Balance at end of year......................................  $1,219.5   $1,161.2   $  965.5
                                                              ========   ========   ========

At October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.8 million recapitalization of deferred policy acquisition costs.

19.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $601.3 million and $568.0 million at December 31, 1999 and 1998, respectively. Accident and health claim liabilities were re-estimated for all prior years and were increased by $51.2 million and $14.6 million in 1999 and 1998, respectively. The increase in 1999 resulted from the Company's reserve strengthening primarily in the EBS and reinsurance pool business. The 1998 increase also resulted from the Company's reserve strengthening, primarily in the assumed reinsurance and stop loss only business.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Reserve for losses and LAE, beginning of the year...........  $2,597.3   $2,615.4   $2,744.1
Incurred losses and LAE, net of reinsurance recoverable:
  Provision for insured events of the current year..........     795.6    1,609.0    1,564.1
  Decrease in provision for insured events of prior years...     (96.1)    (127.2)    (127.9)
                                                              --------   --------   --------
Total incurred losses and LAE...............................     699.5    1,481.8    1,436.2
                                                              --------   --------   --------
Payments, net of reinsurance recoverable:
  Losses and LAE attributable to insured events of current
    year....................................................     342.1      871.9      775.1
  Losses and LAE attributable to insured events of prior
    years...................................................     424.2      643.0      732.1
                                                              --------   --------   --------
Total payments                                                   766.3    1,514.9    1,507.2
Change in reinsurance recoverable on unpaid losses..........      44.3       15.0      (50.2)
Distribution of subsidiaries................................  (2,574.8)     --         --
Other (1)...................................................     --         --          (7.5)
                                                              --------   --------   --------
Reserve for losses and LAE, end of year.....................  $  --      $2,597.3   $2,615.4
                                                              ========   ========   ========

(1) Includes purchase accounting adjustments.

As part of an ongoing process, the reserves have been re-estimated for all prior accident years and were decreased by $96.1 million, $127.2 million and $127.9 million in 1999, 1998 and 1997, respectively, reflecting increased favorable development on reserves for both losses and loss adjustment expenses.

Favorable development on prior years' loss reserves was $52.0 million, $58.9 million, and $87.2 million prior to the AFC corporate reorganization in 1999 and for the years ended December 31, 1998 and 1997, respectively. Favorable development on prior year's loss adjustment expense reserves was $44.1 million, $68.3 million, and $40.7 million prior to the AFC corporate reorganization in 1999 and for the years ended December 31, 1998 and 1997, respectively. The increase in favorable development 1998 is primarily attributable to claims process improvement initiatives taken by the Company. The Company has lowered claim settlement costs through increased utilization of in-house attorneys and consolidation of claim offices.

This favorable development reflects the Company's reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

Due to the nature of the business written by the Risk Management segment, the exposure to environmental liabilities is relatively small and therefore its reserves are relatively small compared to other types of liabilities. Due to the AFC corporate reorganization, the Company had no exposure for this item at December 31, 1999. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the reserve for losses and LAE, were $49.9 million and $53.1 million, net of reinsurance of $14.2 million and $15.7 million in 1998 and 1997, respectively. The Company does not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Company may be required to defend such claims. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

current law and methodologies currently available. Although these claims are not significant, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become significant. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims are adequate. In addition, the Company is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

20.  MINORITY INTEREST

As a result of the Company's divestiture of certain of its subsidiaries including its 84.5% ownership of the outstanding shares of the common stock of Allmerica P&C effective July 1, 1999, there is no minority interest reflected on the Consolidated Balance Sheets as of December 31, 1999. In prior years, the Company's interest in Allmerica P&C was represented by ownership of 70.0% and 65.8% of the outstanding shares of common stock at December 31, 1998 and 1997, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements through the period ended June 30, 1999 and for the years ended December 31, 1998 and 1997.

21.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries, including FAFLIC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, the plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, the Company and the plaintiffs entered into a settlement agreement. The court granted preliminary approval of the settlement on December 4, 1998. On May 19, 1999, the court issued an order certifying the class for settlement purposes and granting final approval of the settlement agreement. FAFLIC recognized a $31.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 issue resulted from computer programs being written using two digits rather than four to define the applicable year. Computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 issue, there can be no assurance that exposure for material contingencies will not arise.

22.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. In 1999, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position.

Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Statutory Net Income (Combined)
  Property and Casualty Companies...........................   $322.6    $  180.7   $  190.3
  Life and Health Companies.................................    239.0        86.4      191.2

Statutory Shareholder's Surplus (Combined)
  Property and Casualty Companies (See Note 3)..............   $--       $1,269.3   $1,279.6
  Life and Health Companies.................................    590.1     1,164.1    1,221.3

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Contractowners of the Separate Account VA-K of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account VA-K of First Allmerica Financial Life Insurance Company at December 31, 1999, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
April 3, 2000

                             SEPARATE ACCOUNT VA-K

                     STATEMENTS OF ASSETS AND LIABILITIES

                               December 31, 9999

                                                                                                INVESTMENT
                                                                                  GROWTH       GRADE INCOME      MONEY MARKET
                                                                             ---------------  ---------------  ---------------
ASSETS:
Investments in shares of Allmerica Investment Trust ........................  $  31,666,387    $   7,482,662    $  12,444,661
Investments in shares of Fidelity Variable Insurance Products Funds (VIP) ..              -                -                -
Investment in shares of T. Rowe Price International Series, Inc. ...........              -                -                -
Investment in shares of Delaware Group Premium Fund, Inc ...................              -                -                -
Receivable from First  Allmerica Financial Life Insurance
    Company (Sponsor) ......................................................        188,078                -                -
                                                                             ---------------  ---------------  ---------------
    Total  assets ..........................................................     31,854,465        7,482,662       12,444,661

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
   Company (Sponsor) .......................................................              -                -            3,249
                                                                             ---------------  ---------------  ---------------
    Net assets .............................................................  $  31,854,465    $   7,482,662      $12,441,412
                                                                             ---------------  ---------------  ---------------
                                                                             ---------------  ---------------  ---------------
Net asset distribution by category:
  Variable annuity contracts ...............................................  $  31,854,465    $   7,482,662    $  12,441,412
                                                                             ---------------  ---------------  ---------------
                                                                             ---------------  ---------------  ---------------
Units outstanding, December 31, 1999 .......................................     10,700,441        5,686,038       10,043,976
Net asset value per unit, December 31, 1999 ................................  $    2.976930    $    1.315971    $    1.238694


                                                                                                                    SELECT
                                                                              EQUITY INDEX    GOVERNMENT BOND  AGGRESSIVE GROWTH
                                                                             ---------------  ---------------  -----------------
ASSETS:
Investments in shares of Allmerica Investment Trust ........................  $  37,628,197    $   5,177,193    $    30,195,322
Investments in shares of Fidelity Variable Insurance Products Funds (VIP) ..              -                -                  -
Investment in shares of T. Rowe Price International Series, Inc. ...........              -                -                  -
Investment in shares of Delaware Group Premium Fund, Inc ...................              -                -                  -
Receivable from First  Allmerica Financial Life Insurance
    Company (Sponsor) ......................................................              -                -                  -
                                                                             ---------------  ---------------  -----------------
    Total  assets ..........................................................     37,628,197        5,177,193         30,195,322

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
   Company (Sponsor) .......................................................         75,965                -                  -
                                                                             ---------------  ---------------  -----------------
    Net assets .............................................................  $  37,552,232    $   5,177,193    $    30,195,322
                                                                             ---------------  ---------------  -----------------
                                                                             ---------------  ---------------  -----------------
Net asset distribution by category:
  Variable annuity contracts ...............................................  $  37,552,232    $   5,177,193    $    30,195,322
                                                                             ---------------  ---------------  -----------------
                                                                             ---------------  ---------------  -----------------


Units outstanding, December 31, 1999 .......................................     11,440,299        4,117,854        11,108,225
Net asset value per unit, December 31, 1999 ................................  $    3.282452    $    1.257255    $     2.718285


                                                                                               SELECT GROWTH       SELECT VALUE
                                                                              SELECT GROWTH      AND INCOME        OPPORTUNITY
                                                                             ---------------  ---------------    ---------------
ASSETS:
Investments in shares of Allmerica Investment Trust ........................  $  40,381,292    $  22,998,632      $  14,229,174
Investments in shares of Fidelity Variable Insurance Products Funds (VIP) ..              -                -                  -
Investment in shares of T. Rowe Price International Series, Inc. ...........              -                -                  -
Investment in shares of Delaware Group Premium Fund, Inc ...................              -                -                  -
Receivable from First  Allmerica Financial Life Insurance
    Company (Sponsor) ......................................................              -                -                  -
                                                                             ---------------  ---------------    ---------------
    Total  assets ..........................................................     40,381,292       22,998,632         14,229,174

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
   Company (Sponsor) .......................................................              -           75,512                  -
                                                                             ---------------  ---------------    ---------------
    Net assets .............................................................  $  40,381,292    $  22,923,120      $  14,229,174
                                                                             ---------------  ---------------    ---------------
                                                                             ---------------  ---------------    ---------------
Net asset distribution by category:
  Variable annuity contracts ...............................................  $  40,381,292    $  22,923,120      $  14,229,174
                                                                             ---------------  ---------------  ---------------
                                                                             ---------------  ---------------  ---------------
Units outstanding, December 31, 1999 .......................................     11,455,113        8,957,758          8,309,201
Net asset value per unit, December 31, 1999 ................................  $    3.525176    $    2.559024      $    1.712460


   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                               December 31, 9999

                                                                                    SELECT                               DGPF
                                                                                INTERNATIONAL    SELECT CAPITAL    INTERNATIONAL
                                                                                    EQUITY        APPRECIATION         EQUITY
                                                                             ----------------- ------------------ ----------------
ASSETS:
Investments in shares of Allmerica Investment Trust ........................  $   22,588,494    $   15,467,194     $            -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP) ..               -                 -                  -
Investment in shares of T. Rowe Price International Series, Inc. ...........               -                 -                  -
Investment in shares of Delaware Group Premium Fund, Inc ...................               -                 -          7,844,338
Receivable from First  Allmerica Financial Life Insurance
    Company (Sponsor) ......................................................               -                 -                  -
                                                                             ----------------  ----------------  -----------------
    Total  assets ..........................................................      22,588,494        15,467,194          7,844,338

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
   Company (Sponsor) .......................................................               3                 -                  2
    Net assets .............................................................  $   22,588,491        15,467,194          7,844,336
                                                                             ----------------  -----------------  ----------------
                                                                             ----------------  -----------------  ----------------
Net asset distribution by category:
  Variable annuity contracts ...............................................  $   22,588,491    $   15,467,194     $    7,844,336
                                                                             ----------------  -----------------  ----------------
                                                                             ----------------  -----------------  ----------------


Units outstanding, December 31, 1999 .......................................      10,840,734         6,678,146          4,559,804
Net asset value per unit, December 31, 1999 ................................  $     2.083668    $     2.316091     $ 1.7203236091


                                                                               FIDELITY VIP      FIDELITY VIP        FIDELITY VIP
                                                                                HIGH INCOME      EQUITY-INCOME          GROWTH
                                                                             -----------------  ----------------  ----------------
ASSETS:
Investments in shares of Allmerica Investment Trust ........................  $            -    $            -     $            -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP) ..      23,300,730        41,823,565         60,703,679
Investment in shares of T. Rowe Price International Series, Inc. ...........               -                 -                  -
Investment in shares of Delaware Group Premium Fund, Inc ...................               -                 -                  -
Receivable from First  Allmerica Financial Life Insurance
    Company (Sponsor) ......................................................               -                 -                  -
                                                                             ----------------   ----------------  ----------------
    Total  assets ..........................................................      23,300,730        41,823,565         60,703,679

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
   Company (Sponsor) .......................................................               -                 -                  -
                                                                             ----------------   ----------------  ----------------
    Net assets .............................................................  $   23,300,730    $   41,823,565     $   60,703,679
                                                                             ----------------   ----------------  ----------------
                                                                             ----------------   ----------------  ----------------
Net asset distribution by category:
  Variable annuity contracts ...............................................  $   23,300,730    $   41,823,565     $   60,703,679
                                                                             ----------------   ----------------  ----------------
                                                                             ----------------   ----------------  ----------------


Units outstanding, December 31, 1999 .......................................      15,019,986        17,835,666         16,527,943
Net asset value per unit, December 31, 1999 ................................  $     1.551315     $    2.344940     $     3.672791


                                                                             FIDELITY VIP    FIDELITY VIP II      T. ROWE PRICE
                                                                               OVERSEAS       ASSET MANAGER    INTERNATIONAL STOCK
                                                                            -------------- ------------------ ---------------------
ASSETS:
Investments in shares of Allmerica Investment Trust ........................ $          -   $              -   $                 -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP) ..    9,725,194          8,748,250                    -
Investment in shares of T. Rowe Price International Series, Inc. ...........            -                  -            10,889,577
Investment in shares of Delaware Group Premium Fund, Inc ...................            -                  -                     -
Receivable from First  Allmerica Financial Life Insurance
    Company (Sponsor) ......................................................            -                  -                     -
                                                                            -------------- ------------------ ---------------------
    Total  assets ..........................................................    9,725,194          8,748,250            10,889,577

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
   Company (Sponsor) .......................................................            -                  -                     -
                                                                            -------------- ------------------ ---------------------
    Net assets .............................................................  $ 9,725,194   $      8,748,250   $        10,889,577
                                                                            -------------- ------------------ ---------------------
                                                                            -------------- ------------------ ---------------------
Net asset distribution by category:
  Variable annuity contracts ...............................................  $ 9,725,194   $      8,748,250   $        10,889,577
                                                                            -------------- ------------------ ---------------------
                                                                            -------------- ------------------ ---------------------


Units outstanding, December 31, 1999 .......................................    4,796,337          4,613,840             5,937,367
Net asset value per unit, December 31, 1999 ................................  $  2.027630   $       1.896089   $          1.834075


   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                   INVESTMENT
                                                                     GROWTH       GRADE INCOME  MONEY MARKET  EQUITY INDEX
                                                                 -------------    ------------  ------------  ------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .    $   165,095      $  460,500    $  598,236    $  284,297
                                                                 -------------    ------------  ------------  ------------
EXPENSES :
  Mortality and expense risk fees. . . . . . . . . . . . . . .        323,203          91,695       147,935       373,833
  Administrative expense fees. . . . . . . . . . . . . . . . .         52,614          14,927        24,082        60,857
                                                                 -------------    ------------  ------------  ------------
    Total expenses . . . . . . . . . . . . . . . . . . . . . .        375,817         106,622       172,017       434,690
                                                                 -------------    ------------  ------------  ------------

    Net investment income (loss) . . . . . . . . . . . . . . .       (210,722)        353,878       426,219      (150,393)
                                                                 -------------    ------------  ------------  ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors. . . . .      2,354,633           5,800             -        45,159
  Net realized gain (loss) from sales of investments . . . . .        314,692         (11,579)            -       294,331
                                                                 -------------    ------------  ------------  ------------
    Net realized gain (loss) . . . . . . . . . . . . . . . . .      2,669,325          (5,779)            -       339,490
  Net unrealized gain (loss) . . . . . . . . . . . . . . . . .      3,944,336        (523,111)            -     5,088,920
                                                                 -------------    ------------  ------------  ------------

     Net realized and unrealized gain (loss) . . . . . . . . .      6,613,661        (528,890)            -     5,428,410
                                                                 -------------    ------------  ------------  ------------
     Net increase (decrease) in net assets from operations . .    $ 6,402,939      $ (175,012)   $  426,219    $5,278,017
                                                                 -------------    ------------  ------------  ------------
                                                                 -------------    ------------  ------------  ------------



                                                                                        SELECT                      SELECT GROWTH
                                                                 GOVERNMENT BOND  AGGRESSIVE GROWTH  SELECT GROWTH    AND INCOME
                                                                 ---------------  -----------------  -------------  -------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .    $     267,146    $             -    $    15,054    $   214,299
                                                                 ---------------  -----------------  -------------  -------------
EXPENSES :
  Mortality and expense risk fees. . . . . . . . . . . . . . .           57,267            286,970        367,811        240,871
  Administrative expense fees. . . . . . . . . . . . . . . . .            9,322             46,716         59,876         39,211
                                                                 ---------------  -----------------  -------------  -------------
    Total expenses . . . . . . . . . . . . . . . . . . . . . .           66,589            333,686        427,687        280,082
                                                                 ---------------  -----------------  -------------  -------------

    Net investment income (loss) . . . . . . . . . . . . . . .          200,557           (333,686)      (412,633)       (65,783)
                                                                 ---------------  -----------------  -------------  -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors. . . . .                -                  -        956,687      1,417,591
  Net realized gain (loss) from sales of investments . . . . .          (25,022)           348,108        242,691        166,282
                                                                 ---------------  -----------------  -------------  -------------
    Net realized gain (loss) . . . . . . . . . . . . . . . . .          (25,022)           348,108      1,199,378      1,583,873
  Net unrealized gain (loss) . . . . . . . . . . . . . . . . .         (219,399)         7,883,902      7,400,373      1,439,837
                                                                 ---------------  -----------------  -------------  -------------

     Net realized and unrealized gain (loss) . . . . . . . . .         (244,421)         8,232,010      8,599,751      3,023,710
                                                                 ---------------  -----------------  -------------  -------------
     Net increase (decrease) in net assets from operations . .    $     (43,864)   $     7,898,324    $ 8,187,118    $ 2,957,927
                                                                 ---------------  -----------------  -------------  -------------
                                                                 ---------------  -----------------  -------------  -------------


                                                                 SELECT VALUE
                                                                  OPPORTUNITY
                                                                 -------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .    $        77
                                                                 -------------
EXPENSES :
  Mortality and expense risk fees. . . . . . . . . . . . . . .        168,326
  Administrative expense fees. . . . . . . . . . . . . . . . .         27,402
                                                                 -------------
    Total expenses . . . . . . . . . . . . . . . . . . . . . .        195,728
                                                                 -------------

    Net investment income (loss) . . . . . . . . . . . . . . .       (195,651)
                                                                 -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors. . . . .        770,979
  Net realized gain (loss) from sales of investments . . . . .        (19,671)
                                                                 -------------
    Net realized gain (loss) . . . . . . . . . . . . . . . . .        751,308
  Net unrealized gain (loss) . . . . . . . . . . . . . . . . .     (1,364,169)
                                                                 -------------

     Net realized and unrealized gain (loss) . . . . . . . . .       (612,861)
                                                                 -------------
     Net increase (decrease) in net assets from operations . .    $  (808,512)
                                                                 -------------
                                                                 -------------



   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                     SELECT                          DGPF
                                                                 INTERNATIONAL  SELECT CAPITAL  INTERNATIONAL  FIDELITY VIP
                                                                     EQUITY      APPRECIATION       EQUITY     HIGH INCOME
                                                                 -------------  --------------  -------------  ------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .    $         -    $          -    $   136,850    $1,886,309
                                                                 -------------  --------------  -------------  ------------
EXPENSES :
  Mortality and expense risk fees. . . . . . . . . . . . . . .        223,269         155,151         85,251       277,658
  Administrative expense fees. . . . . . . . . . . . . . . . .         36,347          25,257         13,879        45,201
                                                                 -------------  --------------  -------------  ------------
    Total expenses . . . . . . . . . . . . . . . . . . . . . .        259,616         180,408         99,130       322,859
                                                                 -------------  --------------  -------------  ------------

    Net investment income (loss) . . . . . . . . . . . . . . .       (259,616)       (180,408)        37,720     1,563,450
                                                                 -------------  --------------  -------------  ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors. . . . .              -          18,801          9,995        70,516
  Net realized gain (loss) from sales of investments . . . . .        233,508          73,953         85,179      (255,991)
                                                                 -------------  --------------  -------------  ------------
    Net realized gain (loss) . . . . . . . . . . . . . . . . .        233,508          92,754         95,174      (185,475)
  Net unrealized gain (loss) . . . . . . . . . . . . . . . . .      5,024,680       2,949,396        776,394       (29,248)
                                                                 -------------  --------------  -------------  ------------

     Net realized and unrealized gain (loss) . . . . . . . . .      5,258,188       3,042,150        871,568      (214,723)
                                                                 -------------  --------------  -------------  ------------
     Net increase (decrease) in net assets from operations . .    $ 4,998,572    $  2,861,742    $   909,288    $1,348,727
                                                                 -------------  --------------  -------------  ------------
                                                                 -------------  --------------  -------------  ------------


                                                                 FIDELITY VIP    FIDELITY VIP   FIDELITY VIP  FIDELITY VIP II
                                                                 EQUITY-INCOME      GROWTH        OVERSEAS     ASSET MANAGER
                                                                 -------------  --------------  ------------  ---------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .    $   541,437    $     64,545    $   98,590    $     206,350
                                                                 -------------  --------------  ------------  ---------------
EXPENSES :
  Mortality and expense risk fees. . . . . . . . . . . . . . .        500,740         571,004        89,844           89,813
  Administrative expense fees. . . . . . . . . . . . . . . . .         81,516          92,955        14,626           14,621
                                                                 -------------  --------------  ------------  ---------------
    Total expenses . . . . . . . . . . . . . . . . . . . . . .        582,256         663,959       104,470          104,434
                                                                 -------------  --------------  ------------  ---------------

    Net investment income (loss) . . . . . . . . . . . . . . .        (40,819)       (599,414)       (5,880)         101,916
                                                                 -------------  --------------  ------------  ---------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors. . . . .      1,196,860       4,058,271       159,017          261,376
  Net realized gain (loss) from sales of investments . . . . .        518,090         423,817       166,845           43,434
                                                                 -------------  --------------  ------------  ---------------
    Net realized gain (loss) . . . . . . . . . . . . . . . . .      1,714,950       4,482,088       325,862          304,810
  Net unrealized gain (loss) . . . . . . . . . . . . . . . . .        (29,350)     10,852,568     2,373,555          284,089
                                                                 -------------  --------------  ------------  ---------------

     Net realized and unrealized gain (loss) . . . . . . . . .      1,685,600      15,334,656     2,699,417          588,899
                                                                 -------------  --------------  ------------  ---------------
     Net increase (decrease) in net assets from operations . .    $ 1,644,781    $ 14,735,242    $2,693,537    $     690,815
                                                                 -------------  --------------  ------------  ---------------
                                                                 -------------  --------------  ------------  ---------------


                                                                    T. ROWE PRICE
                                                                 INTERNATIONAL STOCK
                                                                 -------------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .    $          39,305
                                                                 -------------------
EXPENSES :
  Mortality and expense risk fees. . . . . . . . . . . . . . .              108,177
  Administrative expense fees. . . . . . . . . . . . . . . . .               17,611
                                                                 -------------------
    Total expenses . . . . . . . . . . . . . . . . . . . . . .              125,788
                                                                 -------------------

    Net investment income (loss) . . . . . . . . . . . . . . .              (86,483)
                                                                 -------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors. . . . .              123,530
  Net realized gain (loss) from sales of investments . . . . .              127,661
                                                                 -------------------
    Net realized gain (loss) . . . . . . . . . . . . . . . . .              251,191
  Net unrealized gain (loss) . . . . . . . . . . . . . . . . .            2,415,777
                                                                 -------------------

     Net realized and unrealized gain (loss) . . . . . . . . .            2,666,968
                                                                 -------------------
     Net increase (decrease) in net assets from operations . .    $       2,580,485
                                                                 -------------------
                                                                 -------------------

                             SEPARATE ACCOUNT VA-K

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          INVESTMENT
                                                                           GROWTH                        GRADE INCOME
                                                                   YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                                    1999             1998            1999              1998
                                                              ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .    $    (210,722)   $     (60,681)   $     353,878    $     284,315
    Net realized gain (loss). . . . . . . . . . . . . . . .        2,669,325          227,744           (5,779)          22,115
    Net unrealized gain (loss). . . . . . . . . . . . . . .        3,944,336        2,783,753         (523,111)          69,734
                                                              ---------------  ---------------  ---------------  ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .        6,402,939        2,950,816         (175,012)         376,164
                                                              ---------------  ---------------  ---------------  ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .        1,252,999        1,295,185          359,462          477,719
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .         (987,135)        (854,008)        (308,427)        (278,536)
  Contract benefits . . . . . . . . . . . . . . . . . . . .         (216,420)        (139,181)             -                  -
  Contract charges. . . . . . . . . . . . . . . . . . . . .           (6,798)          (5,051)            (949)            (805)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .        2,506,045        3,331,381          653,869        1,501,451
  Other transfers from (to) the General Account . . . . . .        1,358,025          267,895           (3,653)         (45,851)
                                                              ---------------  ---------------  ---------------  ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .        3,906,716        3,896,221          700,302        1,653,978
                                                              ---------------  ---------------  ---------------  ---------------

  Net increase (decrease) in net assets . . . . . . . . . .       10,309,655        6,847,037          525,290        2,030,142


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .       21,544,810       14,697,773        6,957,372        4,927,230
                                                              ---------------  ---------------  ---------------  ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .    $  31,854,465    $  21,544,810    $  7,482,662     $   6,957,372
                                                              ---------------  ---------------  ---------------  ---------------
                                                              ---------------  ---------------  ---------------  ---------------


                                                                        MONEY MARKET                        EQUITY INDEX
                                                                   YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                   1999               1998              1999              1998
                                                              ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .    $     426,219     $     412,863     $    (150,393)    $     (38,931)
    Net realized gain (loss). . . . . . . . . . . . . . . .                -                 -           339,490           783,712
    Net unrealized gain (loss). . . . . . . . . . . . . . .                -                 -         5,088,920         3,420,684
                                                              ---------------   ---------------   ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .          426,219           412,863         5,278,017         4,165,465
                                                              ---------------   ---------------   ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .       41,248,758        42,956,520         2,053,314         1,870,086
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .         (663,576)       (1,527,192)       (1,285,807)       (1,165,798)
  Contract benefits . . . . . . . . . . . . . . . . . . . .         (163,706)           (7,305)         (317,893)         (196,777)
  Contract charges. . . . . . . . . . . . . . . . . . . . .           (2,910)           (2,579)           (6,761)           (4,591)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .      (38,919,763)      (43,621,528)        6,865,573         5,748,639
  Other transfers from (to) the General Account . . . . . .          141,135         2,251,241         1,513,207           548,442
                                                              ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .        1,639,938            49,157         8,821,633         6,800,001
                                                              ---------------   ---------------   ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .        2,066,157           462,020        14,099,650        10,965,466


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .       10,375,255         9,913,235        23,452,582        12,487,116
                                                              ---------------   ---------------   ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .    $  12,441,412     $  10,375,255     $  37,552,232     $  23,452,582
                                                              ---------------   ---------------   ---------------   ---------------
                                                              ---------------   ---------------   ---------------   ---------------


                                                                       GOVERNMENT BOND
                                                                   YEAR ENDED DECEMBER 31,
                                                                    1999             1998
                                                              ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .    $     200,557     $     114,541
    Net realized gain (loss). . . . . . . . . . . . . . . .          (25,022)           18,037
    Net unrealized gain (loss). . . . . . . . . . . . . . .         (219,399)           22,198
                                                              ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .          (43,864)          154,776
                                                              ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .          377,457           341,848
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .         (121,601)         (183,152)
  Contract benefits . . . . . . . . . . . . . . . . . . . .           (2,353)             (230)
  Contract charges. . . . . . . . . . . . . . . . . . . . .             (695)             (486)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .        1,653,622           946,095
  Other transfers from (to) the General Account . . . . . .             (999)           24,821
                                                              ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .        1,905,431         1,128,896
                                                              ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .        1,861,567         1,283,672


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .        3,315,626         2,031,954
                                                              ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .    $   5,177,193     $   3,315,626
                                                              ---------------   ---------------
                                                              ---------------   ---------------


   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                                                                             SELECT
                                                                        AGGRESSIVE GROWTH                    SELECT GROWTH
                                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                     1999              1998              1999              1998
                                                               ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .     $    (333,686)    $    (248,987)    $    (412,633)    $    (223,375)
    Net realized gain (loss). . . . . . . . . . . . . . . .           348,108           120,729         1,199,378           343,553
    Net unrealized gain (loss). . . . . . . . . . . . . . .         7,883,902         1,626,872         7,400,373         4,813,123
                                                               ---------------   ---------------   ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .         7,898,324         1,498,614         8,187,118         4,933,301
                                                               ---------------   ---------------   ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .         1,341,167         1,667,973         2,185,824         1,762,877
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .        (1,018,716)       (1,107,960)       (1,027,454)       (1,154,143)
  Contract benefits . . . . . . . . . . . . . . . . . . . .          (157,606)           (5,407)          (66,619)          (46,068)
  Contract charges. . . . . . . . . . . . . . . . . . . . .            (7,973)           (6,478)           (9,601)           (5,919)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .         1,002,025         3,440,969         6,544,402         5,348,619
  Other transfers from (to) the General Account . . . . . .           684,379           461,145         1,449,947           743,351
                                                               ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .         1,843,276         4,450,242         9,076,499         6,648,717
                                                               ---------------   ---------------   ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .         9,741,600         5,948,856        17,263,617        11,582,018


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .        20,453,722        14,504,866        23,117,675        11,535,657
                                                               ---------------   ---------------   ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .     $  30,195,322     $  20,453,722     $  40,381,292     $  23,117,675
                                                               ---------------   ---------------   ---------------   ---------------
                                                               ---------------   ---------------   ---------------   ---------------


                                                                        SELECT GROWTH                        SELECT VALUE
                                                                          AND INCOME                          OPPORTUNITY
                                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                      1999              1998              1999              1998
                                                                ---------------   ---------------   ---------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .     $     (65,783)    $     (24,404)    $    (195,651)    $     (54,898)
    Net realized gain (loss). . . . . . . . . . . . . . . .         1,583,873           185,469           751,308            67,905
    Net unrealized gain (loss). . . . . . . . . . . . . . .         1,439,837         1,752,366        (1,364,169)          319,879
                                                               ---------------   ---------------   ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .         2,957,927         1,913,431          (808,512)          332,886
                                                               ---------------   ---------------   ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .           887,196           916,420           807,164         1,013,793
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .          (698,848)         (709,978)         (578,815)         (592,743)
  Contract benefits . . . . . . . . . . . . . . . . . . . .          (239,854)         (158,824)          (70,078)           (6,487)
  Contract charges. . . . . . . . . . . . . . . . . . . . .            (4,329)           (3,598)           (4,406)           (3,938)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .         2,882,328         2,191,454           853,303         2,413,513
  Other transfers from (to) the General Account . . . . . .           653,591           641,774           823,362           408,183
                                                               ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .         3,480,084         2,877,248         1,830,530         3,232,321
                                                               ---------------   ---------------   ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .         6,438,011         4,790,679         1,022,018         3,565,207


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .        16,485,109        11,694,430        13,207,156         9,641,949
                                                               ---------------   ---------------   ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .     $  22,923,120     $  16,485,109     $  14,229,174     $  13,207,156
                                                               ---------------   ---------------   ---------------   ---------------
                                                               ---------------   ---------------   ---------------   ---------------


   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                                                                      SELECT INTERNATIONAL                  SELECT CAPITAL
                                                                             EQUITY                          APPRECIATION
                                                                     YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                                     1999              1998              1999             1998
                                                               ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .     $    (259,616)    $      (1,682)    $    (180,408)    $    (134,524)
    Net realized gain (loss). . . . . . . . . . . . . . . .           233,508            92,023            92,754         1,842,555
    Net unrealized gain (loss). . . . . . . . . . . . . . .         5,024,680         1,717,818         2,949,396          (486,273)
                                                               ---------------   ---------------   ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .         4,998,572         1,808,159         2,861,742         1,221,758
                                                               ---------------   ---------------   ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .           938,996           911,710           806,871           977,644
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .          (598,035)         (543,238)         (408,501)         (481,265)
  Contract benefits . . . . . . . . . . . . . . . . . . . .          (103,902)          (35,297)          (73,268)           (6,055)
  Contract charges. . . . . . . . . . . . . . . . . . . . .            (4,551)           (4,110)           (3,766)           (3,180)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .         1,043,370         1,774,816           844,374           676,351
  Other transfers from (to) the General Account . . . . . .           722,884           388,199           291,915            83,210
                                                               ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .         1,998,762         2,492,080         1,457,625         1,246,705
                                                               ---------------   ---------------   ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .         6,997,334         4,300,239         4,319,367         2,468,463


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .        15,591,157        11,290,918        11,147,827         8,679,364
                                                               ---------------   ---------------   ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .     $  22,588,491     $  15,591,157     $  15,467,194     $  11,147,827
                                                               ---------------   ---------------   ---------------   ---------------
                                                               ---------------   ---------------   ---------------   ---------------


                                                                              DGPF                           FIDELITY VIP
                                                                      INTERNATIONAL EQUITY                   HIGH INCOME
                                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                     1999              1998              1999              1998
                                                               ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .     $      37,720     $      97,218     $   1,563,450     $     834,606
    Net realized gain (loss). . . . . . . . . . . . . . . .            95,174            37,951          (185,475)          658,212
    Net unrealized gain (loss). . . . . . . . . . . . . . .           776,394           277,546           (29,248)       (2,709,154)
                                                               ---------------   ---------------   ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .           909,288           412,715         1,348,727        (1,216,336)
                                                               ---------------   ---------------   ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .           367,188           450,397         1,076,323         2,062,177
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .          (323,376)         (251,355)       (1,108,186)         (987,162)
  Contract benefits . . . . . . . . . . . . . . . . . . . .           (75,382)                -           (80,940)         (107,858)
  Contract charges. . . . . . . . . . . . . . . . . . . . .            (2,042)           (1,772)           (4,678)           (4,164)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .           460,977         1,017,275           924,886         5,202,627
  Other transfers from (to) the General Account . . . . . .           252,896            99,261           472,556           607,069
                                                               ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .           680,261         1,313,806         1,279,961         6,772,689
                                                               ---------------   ---------------   ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .         1,589,549         1,726,521         2,628,688         5,556,353


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .         6,254,787         4,528,266        20,672,042        15,115,689
                                                               ---------------   ---------------   ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .     $   7,844,336     $   6,254,787     $  23,300,730     $  20,672,042
                                                               ---------------   ---------------   ---------------   ---------------
                                                               ---------------   ---------------   ---------------   ---------------


   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                                                                          FIDELITY VIP                       FIDELITY VIP
                                                                         EQUITY-INCOME                          GROWTH
                                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                     1999              1998              1999              1998
                                                               ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .     $     (40,819)    $     (71,964)    $    (599,414)    $    (282,421)
    Net realized gain (loss). . . . . . . . . . . . . . . .         1,714,950         1,679,271         4,482,088         3,404,903
    Net unrealized gain (loss). . . . . . . . . . . . . . .           (29,350)        1,360,035        10,852,568         6,094,613
                                                               ---------------   ---------------   ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .         1,644,781         2,967,342        14,735,242         9,217,095
                                                               ---------------   ---------------   ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .         2,283,854         2,398,189         3,005,646         2,265,258
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .        (1,561,021)       (1,518,197)       (1,926,189)       (1,842,522)
  Contract benefits . . . . . . . . . . . . . . . . . . . .          (372,120)         (137,044)         (334,648)         (153,105)
  Contract charges. . . . . . . . . . . . . . . . . . . . .           (11,244)          (10,250)          (13,812)          (11,095)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .         2,505,465         5,061,840         8,245,102         2,328,047
  Other transfers from (to) the General Account . . . . . .         1,280,927           935,806         1,647,348           713,595
                                                               ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .         4,125,861         6,730,344        10,623,447         3,300,178
                                                               ---------------   ---------------   ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .         5,770,642         9,697,686        25,358,689        12,517,273


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .        36,052,923        26,355,237        35,344,990        22,827,717
                                                               ---------------   ---------------   ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .     $  41,823,565     $  36,052,923     $  60,703,679     $  35,344,990
                                                               ---------------   ---------------   ---------------   ---------------
                                                               ---------------   ---------------   ---------------   ---------------


                                                                         FIDELITY VIP                      FIDELITY VIP II
                                                                           OVERSEAS                          ASSET MANAGER
                                                                     YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                                     1999              1998             1999               1998
                                                               ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .     $      (5,880)    $      11,939     $     101,916     $      75,632
    Net realized gain (loss). . . . . . . . . . . . . . . .           325,862           318,370           304,810           515,185
    Net unrealized gain (loss). . . . . . . . . . . . . . .         2,373,555           200,255           284,089            92,247
                                                               ---------------   ---------------   ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .         2,693,537           530,564           690,815           683,064
                                                               ---------------   ---------------   ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .           414,849           436,787           537,213           447,933
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .          (327,147)         (334,149)         (414,012)         (551,001)
  Contract benefits . . . . . . . . . . . . . . . . . . . .           (25,172)          (27,009)          (32,731)          (68,728)
  Contract charges. . . . . . . . . . . . . . . . . . . . .            (2,345)           (2,070)           (1,840)           (1,417)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .           528,915           833,047         1,419,160           701,410
  Other transfers from (to) the General Account . . . . . .           156,409           175,177           464,372           102,018
                                                               ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .           745,509         1,081,783         1,972,162           630,215
                                                               ---------------   ---------------   ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .         3,439,046         1,612,347         2,662,977         1,313,279


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .         6,286,148         4,673,801         6,085,273         4,771,994
                                                               ---------------   ---------------   ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .     $   9,725,194     $   6,286,148     $   8,748,250     $   6,085,273
                                                               ---------------   ---------------   ---------------   ---------------
                                                               ---------------   ---------------   ---------------   ---------------


                                                                         T. ROWE PRICE
                                                                      INTERNATIONAL STOCK
                                                                    YEAR ENDED DECEMBER 31,
                                                                     1999             1998
                                                               ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .     $     (86,483)    $      (6,236)
    Net realized gain (loss). . . . . . . . . . . . . . . .           251,191            75,474
    Net unrealized gain (loss). . . . . . . . . . . . . . .         2,415,777           794,299
                                                               ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .         2,580,485           863,537
                                                               ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .           425,683           476,174
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .          (207,845)         (231,411)
  Contract benefits . . . . . . . . . . . . . . . . . . . .          (102,701)          (13,764)
  Contract charges. . . . . . . . . . . . . . . . . . . . .            (2,157)           (1,792)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .           (13,653)        1,103,994
  Other transfers from (to) the General Account . . . . . .           294,802           174,146
                                                               ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .           394,129         1,507,347
                                                               ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .         2,974,614         2,370,884


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .         7,914,963         5,544,079
                                                               ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .     $  10,889,577     $   7,914,963
                                                               ---------------   ---------------
                                                               ---------------   ---------------


   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT VA-K

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

    Separate Account VA-K, which funds the Allmerica Advantage, ExecAnnuity Plus and Allmerica Immediate Advantage variable annuity contracts, in addition to other contracts (the Delaware Medallion variable annuity contracts), is a separate investment account of First Allmerica Financial Life Insurance Company (the Company). The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Separate Account VA-K was established on April 1, 1994 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity contracts issued by the Company. Under applicable insurance law, the assets and liabilities of Separate Account VA-K are clearly identified and distinguished from the other assets and liabilities of the Company. Separate Account VA-K cannot be charged with liabilities arising out of any other business of the Company.

    Separate Account VA-K is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Separate Account VA-K currently offers eighteen Sub-Accounts under the Allmerica Advantage and ExecAnnuity Plus variable annuity contracts and twenty Sub-Accounts under the Allmerica Immediate Advantage variable annuity contracts. Each Sub-Account invests exclusively in a corresponding investment portfolio of Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), an indirect wholly-owned subsidiary of the Company; or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II) managed by Fidelity Management & Research Company (FMR); or of the Delaware Group Premium Fund
(DGPF) managed by Delaware International Advisers Ltd.; or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc. The Trust, Fidelity VIP, Fidelity VIP II, DGPF, and T. Rowe Price (the Funds) are open-end, management investment companies registered under the 1940 Act.

    Effective May 1, 2000, AIT Investment Grade Income Fund will be renamed Select Investment Grade Income Fund and AIT Growth Fund will be renamed Core Equity Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS - Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES - The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Separate Account VA-K. Therefore, no provision for income taxes has been charged against Separate Account VA-K.

                              SEPARATE ACCOUNT VA-K

NOTE 3 - INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1999 were as follows:

                                                                  PORTFOLIO INFORMATION
                                                      ---------------------------------------------
                                                                                         NET ASSET
                                                         NUMBER OF        AGGREGATE        VALUE
              INVESTMENT PORTFOLIO                        SHARES            COST         PER SHARE
              --------------------                    --------------   --------------   -----------
  Growth  . . . . . . . . . . . . . . . . . . . . . .     9,563,995     $ 24,918,919       $ 3.311
  Investment Grade Income . . . . . . . . . . . . . .     7,119,564        7,820,753         1.051
  Money Market  . . . . . . . . . . . . . . . . . . .    12,444,661       12,444,661         1.000
  Equity Index. . . . . . . . . . . . . . . . . . . .     9,268,029       27,182,985         4.060
  Government Bond . . . . . . . . . . . . . . . . . .     5,120,863        5,367,144         1.011
  Select Aggressive Growth  . . . . . . . . . . . . .     8,852,337       18,974,244         3.411
  Select Growth . . . . . . . . . . . . . . . . . . .    13,244,110       26,686,731         3.049
  Select Growth and Income. . . . . . . . . . . . . .    11,897,895       18,647,029         1.933
  Select Value Opportunity. . . . . . . . . . . . . .     9,355,144       14,597,670         1.521
  Select International Equity . . . . . . . . . . . .    11,121,858       15,206,169         2.031
  Select Capital Appreciation . . . . . . . . . . . .     7,533,947       11,724,744         2.053
  DGPF International Equity . . . . . . . . . . . . .       421,059        6,393,416        18.630
  Fidelity VIP High Income  . . . . . . . . . . . . .     2,060,188       24,328,238        11.310
  Fidelity VIP Equity-Income  . . . . . . . . . . . .     1,626,743       35,043,958        25.710
  Fidelity VIP Growth . . . . . . . . . . . . . . . .     1,105,110       38,840,482        54.930
  Fidelity VIP Overseas . . . . . . . . . . . . . . .       354,417        6,671,145        27.440
  Fidelity VIP II Asset Manager . . . . . . . . . . .       468,573        7,634,435        18.670
  T. Rowe Price International Stock . . . . . . . . .       571,932        7,547,860        19.040

NOTE 4 - RELATED PARTY TRANSACTIONS

    The Company makes a charge of 1.25% per annum to Allmerica Advantage, ExecAnnuity Plus and to Allmerica Immediate Advantage based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account of Allmerica Advantage, ExecAnnuity Plus and Allmerica Immediate Advantage 0.20% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account and are paid to the Company on a daily basis.

    For contracts issued on Form A3018-94 (ExecAnnuity Plus), a contract fee is deducted on the contract anniversary and upon full surrender of the contract when the accumulated value is $50,000 or less. The fee is the lesser of $30 or 3% of the accumulated value on the contract anniversary or full surrender date. For contracts issued on Form A3025-96 (Allmerica Advantage), a contract fee of $30 is deducted on the contract anniversary and upon full surrender when the accumulated value is less than $50,000. The fee is currently waived for all contracts (ExecAnnuity Plus and Allmerica Advantage) issued to and maintained by the trustee of a 401(k) plan.

    Allmerica Investments, Inc., (Allmerica Investments), an indirect wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Separate Account VA-K, and does not receive any compensation for sales of the contracts. Commissions are paid to registered representatives of Allmerica Investments by the Company. Allmerica Advantage and ExecAnnuity Plus contracts have a contingent deferred sales charge and no deduction is made for sales charges at the time of the sale.

                              SEPARATE ACCOUNT VA-K

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS

    Transactions from contractowners and sponsor were as follows:

                                                                              YEAR ENDED DECEMBER 31,
                                                                      1999                               1998
                                                      -----------------------------------   ---------------------------------
                                                            UNITS             AMOUNT            UNITS             AMOUNT
                                                      ----------------   ----------------   -------------    ----------------
Growth
  Issuance of Units . . . . . . . . . . . . . . .           2,838,227     $    7,105,831       3,196,609      $    6,772,868
  Redemption of Units . . . . . . . . . . . . . .          (1,362,213)        (3,199,115)     (1,373,701)         (2,876,647)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,476,014     $    3,906,716       1,822,908      $    3,896,221
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Investment Grade Income
  Issuance of Units . . . . . . . . . . . . . . .           1,668,246     $    2,226,512       2,044,414      $    2,696,090
  Redemption of Units . . . . . . . . . . . . . .          (1,141,863)        (1,526,210)       (773,878)         (1,042,112)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .             526,383     $      700,302       1,270,536      $    1,653,978
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Money Market
  Issuance of Units . . . . . . . . . . . . . . .          45,985,028     $   50,757,480      48,203,810      $   54,962,039
  Redemption of Units . . . . . . . . . . . . . .         (44,623,695)       (49,117,542)    (48,148,881)        (54,912,882)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,361,333     $    1,639,938          54,929      $       49,157
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Equity Index
  Issuance of Units . . . . . . . . . . . . . . .           4,377,991     $   12,478,466       4,063,578      $    9,923,583
  Redemption of Units . . . . . . . . . . . . . .          (1,416,195)        (3,656,833)     (1,295,473)         (3,123,582)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           2,961,796     $    8,821,633       2,768,105      $    6,800,001
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Government Bond
  Issuance of Units . . . . . . . . . . . . . . .           3,481,100     $    4,068,069       2,440,242      $    3,015,884
  Redemption of Units . . . . . . . . . . . . . .          (1,968,201)        (2,162,638)     (1,529,683)         (1,886,988)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,512,899     $    1,905,431         910,559      $    1,128,896
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Select Aggressive Growth
  Issuance of Units . . . . . . . . . . . . . . .           2,754,461     $    5,755,614       3,742,763      $    7,274,206
  Redemption of Units . . . . . . . . . . . . . .          (1,928,576)        (3,912,338)     (1,407,342)         (2,823,964)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .             825,885     $    1,843,276       2,335,421      $    4,450,242
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Select Growth
  Issuance of Units . . . . . . . . . . . . . . .           4,449,518     $   12,858,990       4,160,290      $    9,729,097
  Redemption of Units . . . . . . . . . . . . . .          (1,383,502)        (3,782,491)     (1,360,001)         (3,080,380)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           3,066,016     $    9,076,499       2,800,289      $    6,648,717
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Select Growth and Income
  Issuance of Units . . . . . . . . . . . . . . .           2,419,585     $    5,776,930       2,568,312      $    4,993,792
  Redemption of Units . . . . . . . . . . . . . .            (980,376)        (2,296,846)     (1,170,883)         (2,116,544)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,439,209     $    3,480,084       1,397,429      $    2,877,248
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Select Value Opportunity
  Issuance of Units . . . . . . . . . . . . . . .           2,585,542     $    4,303,678       2,771,415      $    5,006,786
  Redemption of Units . . . . . . . . . . . . . .          (1,519,807)        (2,473,148)       (994,406)         (1,774,465)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,065,735     $    1,830,530       1,777,009      $    3,232,321
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------


                                     SA-11

                              SEPARATE ACCOUNT VA-K

                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                                              YEAR ENDED DECEMBER 31,
                                                                      1999                               1998
                                                      -----------------------------------   ---------------------------------
                                                            UNITS             AMOUNT            UNITS             AMOUNT
                                                      ----------------   ----------------   -------------    ----------------
Select International Equity
  Issuance of Units . . . . . . . . . . . . . . .           2,901,922     $    4,637,861       2,894,703      $    4,527,204
  Redemption of Units . . . . . . . . . . . . . .          (1,774,034)        (2,639,099)     (1,258,209)         (2,035,124)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,127,888     $    1,998,762       1,636,494      $    2,492,080
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Select Capital Appreciation
  Issuance of Units . . . . . . . . . . . . . . .           1,668,178     $    3,161,299       1,891,659      $    3,122,674
  Redemption of Units . . . . . . . . . . . . . .            (936,701)        (1,703,674)     (1,142,204)         (1,875,969)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .             731,477     $    1,457,625         749,455      $    1,246,705
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

DGPF International Equity
  Issuance of Units . . . . . . . . . . . . . . .           1,442,035     $    1,822,469       1,486,205      $    2,175,924
  Redemption of Units . . . . . . . . . . . . . .          (1,030,011)        (1,142,208)       (604,270)           (862,118)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .             412,024     $      680,261         881,935      $    1,313,806
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Fidelity VIP High Income
  Issuance of Units . . . . . . . . . . . . . . .           5,073,951     $    7,695,969       6,929,705      $   10,678,702
  Redemption of Units . . . . . . . . . . . . . .          (4,257,220)        (6,416,008)     (2,520,698)         (3,906,013)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .             816,731     $    1,279,961       4,409,007      $    6,772,689
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Fidelity VIP Equity-Income
  Issuance of Units . . . . . . . . . . . . . . .           4,637,345     $   10,608,146       5,589,831      $   11,872,225
  Redemption of Units . . . . . . . . . . . . . .          (2,912,701)        (6,482,285)     (2,438,089)         (5,141,881)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,724,644     $    4,125,861       3,151,742      $    6,730,344
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Fidelity VIP Growth
  Issuance of Units . . . . . . . . . . . . . . .           5,332,578     $   16,144,378       3,232,147      $    7,273,604
  Redemption of Units . . . . . . . . . . . . . .          (1,839,285)        (5,520,931)     (1,772,972)         (3,973,426)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           3,493,293     $   10,623,447       1,459,175      $    3,300,178
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Fidelity VIP Overseas
  Issuance of Units . . . . . . . . . . . . . . .           1,511,089     $    2,442,012       1,414,651      $    1,993,759
  Redemption of Units . . . . . . . . . . . . . .          (1,072,506)        (1,696,503)       (657,938)           (911,976)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .             438,583     $      745,509         756,713      $    1,081,783
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Fidelity VIP II Asset Manager
  Issuance of Units . . . . . . . . . . . . . . .           1,723,766     $    2,984,705       1,093,306      $    1,742,931
  Redemption of Units . . . . . . . . . . . . . .            (623,602)        (1,012,543)       (704,485)         (1,112,716)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,100,164     $    1,972,162         388,821      $      630,215
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

T. Rowe Price International Stock
  Issuance of Units . . . . . . . . . . . . . . .           1,268,569     $    1,791,489       1,891,293      $    2,454,236
  Redemption of Units . . . . . . . . . . . . . .          (1,001,312)        (1,397,360)       (756,997)           (946,889)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .             267,257     $      394,129       1,134,296      $    1,507,347
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

                              SEPARATE ACCOUNT VA-K

NOTE 6 - DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Separate Account VA-K satisfies the current requirements of the regulations, and it intends that Separate Account VA-K will continue to meet such requirements.

NOTE 7 - PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Separate Account VA-K during the year ended December 31, 1999 were as follows:

              INVESTMENT PORTFOLIO                       PURCHASES          SALES
              --------------------                    --------------   --------------
  Growth . . . . . . . . . . . . . . . . . . .         $  7,440,215     $  1,859,502
  Investment Grade Income. . . . . . . . . . .            2,167,164        1,107,184
  Money Market . . . . . . . . . . . . . . . .           29,732,493       27,663,120
  Equity Index . . . . . . . . . . . . . . . .           10,065,420        1,234,110
  Government Bond. . . . . . . . . . . . . . .            3,952,169        1,846,181
  Select Aggressive Growth . . . . . . . . . .            3,077,841        1,568,251
  Select Growth  . . . . . . . . . . . . . . .           10,606,061          985,508
  Select Growth and Income . . . . . . . . . .            5,923,944          984,048
  Select Value Opportunity . . . . . . . . . .            3,494,767        1,088,909
  Select International Equity. . . . . . . . .            2,921,317        1,182,168
  Select Capital Appreciation. . . . . . . . .            1,989,362          693,344
  DGPF International Equity. . . . . . . . . .            1,425,526          697,548
  Fidelity VIP High Income . . . . . . . . . .            7,052,384        4,138,457
  Fidelity VIP Equity-Income . . . . . . . . .            8,326,912        3,045,010
  Fidelity VIP Growth. . . . . . . . . . . . .           15,675,402        1,593,098
  Fidelity VIP Overseas. . . . . . . . . . . .            2,032,652        1,134,006
  Fidelity VIP II Asset Manager. . . . . . . .            2,914,612          579,158
  T. Rowe Price International Stock. . . . . .            1,290,960          859,784
                                                      --------------   --------------
    Totals . . . . . . . . . . . . . . . . . .         $120,089,201     $ 52,259,386
                                                      --------------   --------------
                                                      --------------   --------------

NOTE 8 - PLAN OF SUBSTITUTION FOR PORTFOLIO OF THE TRUST

    An application has been filed with the Securities and Exchange Commission
(SEC) seeking an order approving the substitution of shares of the Select Investment Grade Income Fund (SIGIF) for all of the shares of the Select Income Fund (SIF). To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. The effect of the substitution will be to replace SIF shares with SIGIF shares. The substitution is planned to be effective on or about July 1, 2000.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

          INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACT FUNDED THROUGH

                                 SUB-ACCOUNTS OF

                              SEPARATE ACCOUNT VA-K


 INVESTING IN SHARES OF AIM VARIABLE INSURANCE FUNDS, THE ALGER AMERICAN FUND,
   ALLMERICA INVESTMENT TRUST, DREYFUS VARIABLE INVESTMENT FUND, THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., EVERGREEN VARIABLE ANNUITY TRUST, FEDERATED INSURANCE SERIES, FRANKLIN TEMPLETON VARIABLE INSURANCE
           PRODUCTS TRUST, MFS VARIABLE INSURANCE TRUST-SM-,
                AND OPPENHEIMER VARIABLE ACCOUNT FUNDS









THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE VALUPLUS ASSURANCE VARIABLE IMMEDIATE ANNUITY PROSPECTUS OF SEPARATE ACCOUNT VA-K DATED MAY 4, 2000 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653,
TELEPHONE 1-800-723-6550.

                                DATED MAY 4, 2000







FAFLIC ValuPlus Assurance Variable Immediate Annuity

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY........................................2

THE VARIABLE ACCOUNT AND THE COMPANY...................................4

SERVICES...............................................................4

UNDERWRITERS...........................................................4

ANNUITY PAYMENTS.......................................................5

PERFORMANCE INFORMATION................................................6

FINANCIAL STATEMENTS.................................................F-1

                         GENERAL INFORMATION AND HISTORY

Separate Account VA-K (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") authorized by vote of its Board of Directors on August 20, 1991. The Company, organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 1999, the Company and its subsidiaries had over $25 billion in combined assets and over $43 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance in Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


Currently, 23 Sub-Accounts of the Variable Account are available under the ValuPlus Assurance Variable Immediate Annuity contract (the "Contract").
Each Sub-Account invests in a corresponding investment portfolio of AIM Variable Insurance Funds ("AVIF"), The Alger American Fund ("Alger"), Allmerica Investment Trust ("AIT"), Dreyfus Variable Investment Fund (the "Dreyfus Variable Investment Fund"), The Dreyfus Socially Responsible Growth Fund, Inc. (the "Dreyfus Socially Responsible Growth Fund"), Evergreen Variable Annuity Trust (the "Evergreen Trust"), Federated Insurance Series ("FIS"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), MFS Variable Insurance Trust-SM- (the "MFS Trust"), and Oppenheimer Variable Account Funds ("Oppenheimer"), which are open-end, diversified management investment companies. Each Fund, Portfolio and Series available under the Contract (together, the "Underlying Funds") has its own investment objectives and certain attendant risks.



AIM VARIABLE INSURANCE FUNDS
Two portfolios of AVIF are available under the Contract: AIM V.I. Capital Appreciation Fund and AIM V.I. Value Fund. The investment adviser for the AIM V.I. Capital Appreciation Fund and AIM V.I. Value Fund is A I M Advisors, Inc. ("AIM").


THE ALGER AMERICAN FUND
Three portfolios of Alger are available under the Contract: Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, and Alger American Small Capitalization Portfolio. Fred Alger Management, Inc. is the investment adviser for the Alger American Growth, Alger American Leveraged AllCap, and Alger American Small Capitalization Portfolios.

ALLMERICA INVESTMENT TRUST
One fund of AIT is available under the Contract: AIT Money Market Fund. The investment adviser for AIT is Allmerica Financial Investment Management Services, Inc.


DREYFUS VARIABLE INVESTMENT FUND
Two portfolios of the Dreyfus Variable Investment Fund are available under the
Contract: Dreyfus VIF Capital Appreciation Portfolio and Dreyfus VIF Quality Bond Portfolio. The Dreyfus Corporation serves as the investment adviser to the Dreyfus investment portfolios.


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
One portfolio of the Dreyfus Socially Responsible Growth Fund is available under the Contract: Dreyfus Socially Responsible Growth Fund. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Socially Responsible Growth Fund and NCM Capital Management Group, Inc. provides sub-investment advisory services.


EVERGREEN VARIABLE ANNUITY TRUST
Four series of the Evergreen Trust are available under the Contract: Evergreen VA Small Cap Value Fund, Evergreen VA Equity Index Fund, Evergreen VA Foundation Fund, and Evergreen VA Global Leaders Fund. The investment adviser to the Evergreen VA Equity Index Fund is Evergreen Investment Management ("EIM"). The investment adviser to the Evergreen VA Global Leaders Fund and Evergreen VA Small Cap Value Fund is Evergreen Asset Management Corp. ("EAMC"). Lieber & Company acts as sub-advisor to these and provides investment research, information, investment recommendation advice and assistance to EAMC, and is reimbursed by EAMC for the costs of providing such sub-advisory services. EAMC is also the investment adviser to the Evergreen VA Foundation Fund.


FEDERATED INSURANCE SERIES
Three portfolios of FIS are available under the Contract: Federated American Leaders Fund II, Federated High Income Bond Fund II, and Federated Prime Money Fund II. The Portfolio's investment adviser is Federated Investment Management Company ("Federated").


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Two portfolios of F.T. VIP are available under the Contract: Templeton International Securities Fund and Templeton Asset Strategy Fund. Templeton Investment Counsel, Inc. ("TICI") is adviser to the Templeton Asset Strategy Fund and Templeton International Securities Fund.


MFS-VARIABLE INSURANCE TRUST-SM-
Two portfolios of the MFS Trust are available under the Contract: MFS Growth With Income Series, and MFS Utilities Series. The investment adviser of MFS Growth With Income Series and MFS Utilities Series is Massachusetts Financial Services Company ("MFS").


OPPENHEIMER VARIABLE ACCOUNT FUNDS
Three portfolios of Oppenheimer are available under the Contract: Oppenheimer Main Street Growth & Income Fund/VA, Oppenheimer Small Cap Growth Fund/VA, and Oppenheimer Strategic Bond Fund/VA. The investment adviser for the Oppenheimer Main Street Growth & Income Fund/VA, Oppenheimer Small Cap Growth Fund/VA, and Oppenheimer Strategic Bond Fund/VA is OppenheimerFunds, Inc. ("OppenheimerFunds").

                     TAXATION OF THE CONTRACT, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the contracts, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the contracts or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code") and files a consolidated tax return with its affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

EXPERTS. The financial statements of the Company as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, and the financial statements of Separate Account VA-K of the Company as of December 31, 1999 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.


                                  UNDERWRITERS

Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Contract. Allmerica Investments, Inc. is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"). First Union Securities, Inc. acts as the distributor and wholesaler of the Contract. First Union Securities, Inc. is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD").


The Contract offered by this Prospectus is offered continuously, and may be purchased from broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts. All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity policies. Broker-dealers who sell the Contract will receive commissions not to exceed 7.00% of the Single Purchase Payment. Additional compensation not to exceed 1.50% of the Single Purchase Payment may be available when the Contract is sold in connection with certain estate planning programs.


The Company, Allmerica Investments, Inc, and First Union Securities, Inc. have sales agreements with various broker-dealers and banks under which the Contract will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees must also be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.


Commissions are paid by the Company on sales of the Contract. The Company intends to recoup commissions and other sales expenses through a combination of anticipated withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


Commissions are paid by the Company, and do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus.


The aggregate amounts of commissions paid to Allmerica Investments for sales of all contracts funded by Separate Account VA-K (including contracts not described in the Prospectus) for the years 1997, 1998 and 1999 were $3,098,375.76, $3,517,207.62 and $3,451,291.08.

No commissions were retained by Allmerica Investments for sales of all contracts funded by Separate Account VA-K (including contracts not described in the Prospectus) for the years 1997, 1998 and 1999.

                                ANNUITY PAYMENTS

ILLUSTRATION OF VARIABLE ANNUITY PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit Value and the variable annuity payment may be illustrated by the following hypothetical example: Assume an Owner has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit Value for the Assumed Investment Return of 3.0% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. When the Annuity Unit Value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity payment is 1.000109. Multiplying this factor by .999919 (the one-day adjustment factor for the Assumed Investment Return of 3.0% per annum) produces a factor of 1.000109. This then is multiplied by the Annuity Unit Value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit Value of $1.105120 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit Value, or 267.5818 times $1.105120, which produces a current monthly payment of $295.71.

                             PERFORMANCE INFORMATION

In order to help people understand how investment performance can affect money invested in the Sub-Accounts, the Company may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Performance are calculated with all charges assumed to be those applicable to the Contract, the Sub-Accounts and the Underlying Funds. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage. The "average annual total return" represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Quotations of average annual total return are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.45% and the Underlying Fund charges which would be assessed if the investment were completely withdrawn at the end of the specified period.


The performance for the periods that the Underlying Funds have been in existence is calculated in exactly the same manner as that for the periods that the Sub-Accounts have been in existence; however, the period of time is based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.


PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain contract features.

At times, we may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                  TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

                   (n)
          P (1 + T)   =   ERV

         Where:   P   = a hypothetical initial payment to the Variable Account
                        of $1,000

                  T   = average annual total return

                  n   = number of years

                  ERV = the ending redeemable value of the $1,000 payment at the end of the specific period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.45% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period.

            YIELD AND EFFECTIVE YIELD - THE MONEY MARKET SUB-ACCOUNT

Set forth below is yield and effective yield information for the Money Market Sub-Account for the even-day period ended December 31, 1999:


                 Yield                 N/A
                 Effective Yield       N/A


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

                                                    (365/7)
         Effective Yield = [(base period return + 1)       ] - 1

                              FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Separate Account VA-K.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company (the "Company") at
December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2000

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1999      1998      1997
 -------------                                      ----      ----      ----
 REVENUES
     Premiums...................................  $  954.5  $1,969.5  $1,980.4
     Universal life and investment product
       policy fees..............................     359.3     296.6     237.3
     Net investment income......................     503.1     593.9     619.5
     Net realized investment gains..............     100.3      60.9      76.3
     Other income...............................     107.3     100.0      81.5
                                                  --------  --------  --------
         Total revenues.........................   2,024.5   3,020.9   2,995.0
                                                  --------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   1,056.3   1,803.0   1,763.9
     Policy acquisition expenses................     240.9     449.6     421.8
     Sales practice litigation..................     --         31.0     --
     Loss from cession of disability income
       business.................................     --        --         53.9
     Restructuring costs........................     --          9.0     --
     Other operating expenses...................     346.3     419.7     404.0
                                                  --------  --------  --------
         Total benefits, losses and expenses....   1,643.5   2,712.3   2,643.6
                                                  --------  --------  --------
 Income from continuing operations before
  federal income taxes..........................     381.0     308.6     351.4
                                                  --------  --------  --------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      88.7      74.6      74.4
     Deferred...................................       4.3     (15.4)     14.2
                                                  --------  --------  --------
         Total federal income tax expense.......      93.0      59.2      88.6
                                                  --------  --------  --------
 Income from continuing operations before
  minority interest.............................     288.0     249.4     262.8
     Minority interest..........................     (39.9)    (55.0)    (79.4)
                                                  --------  --------  --------
 Income from continuing operations..............     248.1     194.4     183.4
 (Loss) income from operations of discontinued
  business (less applicable income taxes
  (benefit) of $(10.1), $(7.0) and $8.9 for the
  years ended December 31, 1999, 1998 and 1997,
  respectively)                                      (17.2)    (13.5)     16.6

 Loss on disposal of group life and health
  business, including provision of $72.2 for
  operating losses during phase-out period for
  the year ended December 31, 1999 (less
  applicable income tax benefit of $16.4)            (30.5)    --        --
                                                  --------  --------  --------
 Net income.....................................  $  200.4  $  180.9  $  200.0
                                                  ========  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        1999       1998
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $3,721.6 and $7,520.8)............................  $ 3,660.7  $ 7,683.9
     Equity securities at fair value (cost of $27.9 and
       $253.1)...........................................       51.4      397.1
     Mortgage loans......................................      521.2      562.3
     Policy loans........................................      170.5      154.3
     Real estate and other long-term investments.........      177.0      163.1
                                                           ---------  ---------
         Total investments...............................    4,580.8    8,960.7
                                                           ---------  ---------
   Cash and cash equivalents.............................      279.3      504.0
   Accrued investment income.............................       73.3      141.0
   Deferred policy acquisition costs.....................    1,219.5    1,161.2
   Reinsurance receivable on unpaid losses, benefits and
     unearned premiums...................................      480.3    1,136.4
   Deferred federal income taxes.........................       18.1       19.4
   Premiums, accounts and notes receivable...............       81.0      510.5
   Other assets..........................................      199.6      530.6
   Closed Block assets...................................      772.3      803.1
   Separate account assets...............................   17,629.6   13,697.7
                                                           ---------  ---------
         Total assets....................................  $25,333.8  $27,464.6
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,825.0  $ 2,802.2
     Outstanding claims, losses and loss adjustment
       expenses..........................................      218.8    2,815.9
     Unearned premiums...................................        6.6      843.2
     Contractholder deposit funds and other policy
       liabilities.......................................    2,025.5    2,637.0
                                                           ---------  ---------
         Total policy liabilities and accruals...........    5,075.9    9,098.3
                                                           ---------  ---------
   Expenses and taxes payable............................      512.0      681.9
   Reinsurance premiums payable..........................       17.9       50.2
   Trust instruments supported by funding obligations....       50.6     --
   Short-term debt.......................................     --          221.3
   Closed Block liabilities..............................      842.1      872.0
   Separate account liabilities..........................   17,628.9   13,691.5
                                                           ---------  ---------
         Total liabilities...............................   24,127.4   24,615.2
                                                           ---------  ---------
   Minority interest.....................................     --          532.9
   Commitments and contingencies (Notes 16 and 21)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,001 shares issued and outstanding...        5.0        5.0
   Additional paid-in capital............................      569.0      444.0
   Accumulated other comprehensive (loss) income.........      (14.9)     169.2
   Retained earnings.....................................      647.3    1,698.3
                                                           ---------  ---------
         Total shareholder's equity......................    1,206.4    2,316.5
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $25,333.8  $27,464.6
                                                           =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1999      1998      1997
 -------------                                    --------  --------  --------
 COMMON STOCK...................................  $    5.0  $    5.0  $    5.0
                                                  --------  --------  --------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     444.0     453.7     392.4
     Capital contribution from parent...........     125.0     --         61.3
     Loss on change of interest-Allmerica P&C...     --         (9.7)    --
                                                  --------  --------  --------
     Balance at end of period...................     569.0     444.0     453.7
                                                  --------  --------  --------

 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............     169.2     209.3     131.4
     (Depreciation) appreciation during the
       period:
       Net (depreciation) appreciation on
         available-for-sale securities..........    (298.2)    (82.4)    170.9
       Benefit (provision) for deferred federal
         income taxes...........................     105.0      28.9     (59.8)
       Minority interest........................      31.8      13.4     (33.2)
                                                  --------  --------  --------
     Distribution of subsidiaries (Note 3)......     (22.7)    --        --
                                                  --------  --------  --------
                                                    (184.1)    (40.1)     77.9
                                                  --------  --------  --------
     Balance at end of period...................     (14.9)    169.2     209.3
                                                  --------  --------  --------
 RETAINED EARNINGS
     Balance at beginning of period.............   1,698.3   1,567.4   1,367.4
     Net income.................................     200.4     180.9     200.0
     Dividend to shareholder....................     --        (50.0)    --
     Distribution of subsidiaries (Note 3)......  (1,251.4)    --        --
                                                  --------  --------  --------
     Balance at end of period...................     647.3   1,698.3   1,567.4
                                                  --------  --------  --------
         Total shareholder's equity.............  $1,206.4  $2,316.5  $2,235.4
                                                  ========  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1999     1998     1997
 -------------                                 -------  -------  ------
 Net income..................................  $ 200.4  $ 180.9  $200.0
 Other comprehensive (loss) income:
     Net (depreciation) appreciation on
       available-for-sale securities.........   (298.2)   (82.4)  170.9
     Benefit (provision) for deferred federal
       income taxes..........................    105.0     28.9   (59.8)
     Minority interest.......................     31.8     13.4   (33.2)
     Distribution of subsidiaries (Note 3)...    (22.7)   --       --
                                               -------  -------  ------
         Other comprehensive (loss) income...   (184.1)   (40.1)   77.9
                                               -------  -------  ------
 Comprehensive (loss) income.................  $ (16.3) $ 140.8  $277.9
                                               =======  =======  ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1999       1998       1997
 -------------                                 ---------  ---------  ---------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   200.4  $   180.9  $   200.0
     Adjustments to reconcile net income to
       net cash provided by operating
       activities:
         Minority interest...................       39.9       55.0       79.4
         Net realized gains..................     (100.9)     (62.7)     (77.8)
         Net amortization and depreciation...       31.5       20.7       31.6
         Deferred federal income taxes.......       20.7      (15.4)      14.2
         Sales practice litigation expense...     --           31.0     --
         Loss from exiting reinsurance
           pools.............................     --           25.3     --
         Payment related to exiting
           reinsurance pools.................     --          (30.3)    --
         Loss from cession of disability
           income business...................     --         --           53.9
         Payment related to cession of
           disability income business........     --         --         (207.0)
         Loss from disposal of group life and
           health business...................       30.5     --         --
         Change in deferred acquisition
           costs.............................     (181.6)    (185.8)    (189.7)
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................      (41.8)      56.7      (15.1)
         Change in accrued investment
           income............................        8.3        0.8        7.1
         Change in policy liabilities and
           accruals, net.....................      (15.6)     168.1     (134.9)
         Change in reinsurance receivable....      (46.3)    (115.4)      27.2
         Change in expenses and taxes
           payable...........................       79.4       (3.3)      49.4
         Separate account activity, net......        5.5      (48.5)    --
         Other, net..........................       18.5      (63.8)      20.4
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               operating activities..........       48.5       13.3     (141.3)
                                               ---------  ---------  ---------
 CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from disposals and
           maturities of available-for-sale
           fixed maturities..................    2,801.0    1,715.2    2,892.9
         Proceeds from disposals of equity
           securities........................      422.9      285.3      162.7
         Proceeds from disposals of other
           investments.......................       30.3      120.8      116.3
         Proceeds from mortgages matured or
           collected.........................      131.2      171.2      204.7
         Purchase of available-for-sale fixed
           maturities........................   (2,227.3)  (2,374.5)  (2,596.0)
         Purchase of equity securities.......      (78.9)    (119.9)     (67.0)
         Purchase of other investments.......     (140.6)    (274.4)    (175.0)
         Capital expenditures................      (29.2)     (22.3)     (15.3)
         Purchase of minority interest in
           Citizens Corporation..............     --         (195.9)    --
         Distribution of subsidiaries........     (202.2)    --         --
         Other investing activities, net.....     --           26.7        1.3
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               investing activities..........      707.2     (667.8)     524.6
                                               ---------  ---------  ---------

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

 CASH FLOWS FROM FINANCING ACTIVITIES
         Deposits and interest credited to
           contractholder deposit funds......    1,514.6    1,419.2      457.6
         Withdrawals from contractholder
           deposit funds.....................   (2,037.5)    (625.0)    (647.1)
         Change in trust agreements supported
           by funding agreements.............       50.6     --         --
         Change in short-term debt...........     (180.9)     188.3       (5.4)
         Change in long-term debt............     --           (2.6)      (0.1)
         Dividend paid to shareholder........     --          (50.0)      (9.4)
         Contribution from parent............       36.0     --            0.1
         Subsidiary treasury stock purchased,
           at cost...........................     (350.0)      (1.0)    (140.0)
                                               ---------  ---------  ---------
             Net cash (used in) provided by
               financing activities..........     (967.2)     928.9     (344.3)
                                               ---------  ---------  ---------
 Net change in cash and cash equivalents.....     (211.5)     274.4       39.0
 Net change in cash held in the Closed
  Block......................................      (13.2)      15.7       (1.0)
 Cash and cash equivalents, beginning of
  period.....................................      504.0      213.9      175.9
                                               ---------  ---------  ---------
 Cash and cash equivalents, end of period....  $   279.3  $   504.0  $   213.9
                                               =========  =========  =========
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     3.1  $     7.3  $     3.6
     Income taxes paid.......................  $    24.0  $   135.3  $    66.3

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

Prior to July 1, 1999, the consolidated financial statements of FAFLIC included the accounts of its wholly-owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory services), Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (an 85.0%-owned non-insurance holding company), and various other non-insurance subsidiaries.

Effective July 1, 1999, AFC made certain changes to its corporate structure (Note 3). These changes included the transfer of the Company's ownership of Allmerica P&C and its subsidiaries, as well as several other non-insurance subsidiaries from the Company to AFC. In exchange, AFC contributed capital to the Company and agreed to maintain the Company's statutory surplus at specified levels during the following 6 years. Comparability between current and prior period financial statements and footnotes has been significantly impacted by the Company's divestiture of these subsidiaries during 1999, as disclosed in Note 3.

The Closed Block (Note 1B) assets and liabilities at December 31, 1999 and 1998 are presented in the consolidated balance sheets as single line items. The contribution from the Closed Block is included in the consolidated statements of income in other income. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1999, 1998 and 1997, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

On or about December 3, 1998, the Company acquired all of the outstanding common stock of Citizens Corporation (formerly an 82.5% owned non-insurance subsidiary of The Hanover Insurance Company ("Hanover"), a wholly-owned subsidiary of Allmerica P&C) that it did not already own in exchange for cash of $195.9 million (Note 4). The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

Prior to the July 1, 1999 changes in AFC's corporate structure, minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, Hanover. Hanover's wholly-owned subsidiary is Citizens Corporation, the holding company for Citizens. Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

The Company established and began operating a closed block ("the Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commonwealth of Massachusetts Insurance Commissioner ("the Insurance Commissioner") consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of shareholders' equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted a plan to dispose of all real estate assets. As of December 31, 1999, there were 2 properties remaining in the Company's real estate portfolio, both of which are being actively marketed. These assets are carried at the estimated fair value less costs of disposal. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge the foreign currency exchange risk associated with investment securities are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk associated with funding agreements are accounted for using the fair value method, with changes in fair value reported in other operating income consistent with the underlying hedged trust obligation liability. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Default swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value, if any, reported in realized investment gains and losses in earnings. Premium paid to the Company on default swap contracts is reported in net investment income in earnings. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized investment gains and

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

losses in earnings. Any ineffective swaps or futures hedges are recognized currently in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6.0% for life insurance and 2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts ("GICs"), deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Prior to the merger on July 16, 1997, Allmerica P&C and its subsidiaries filed a separate United States federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

L.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. This statement is effective for fiscal years beginning after June 15, 2000. The Company is currently assessing the impact of the adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter of 1998, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $12.4 million through December 31, 1998. The adoption of SOP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the AICPA issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement did not have a material effect on the results of operations or financial position of the Company.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 131 for the first quarter of 1998, which resulted in certain segment re-definitions, which have no impact on the consolidation results of operations (See Note 15).

In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("Statement No. 130"). Statement
No. 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

M.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation, resulting primarily from the reporting of Discontinued Operations as disclosed in Note 2.

2.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premium in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. On October 6, 1999, the Company entered into an agreement with Great-West Life and Annuity Insurance Company of Denver,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

which provides for the sale of the Company's EBS business effective March 1, 2000. The Company has recorded a $30.5 million loss, net of taxes, on the disposal of its group life and health business. Subsequent to the June 30, 1999 measurement date, operations from the discontinued business generated losses of approximately $8.7 million, net of taxes.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 1999, the discontinued segment had assets of approximately $531.1 million consisting primarily of invested assets, premiums and fees receivable, and reinsurance recoverables, and liabilities of approximately $482.5 million consisting primarily of policy liabilities. Revenues for the discontinued operations were $361.1 million, $398.5 million, and $389.2 million for the years ended December 31, 1999, 1998 and 1997, respectively.

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes included transfer of the Company's ownership of Allmerica P&C and all of its subsidiaries, as well as certain other non-insurance subsidiaries, from FAFLIC to AFC, referred to as the "distribution of subsidiaries". The Company retained its ownership of its primary insurance subsidiary, AFLIAC and certain broker dealer and investment management and advisory subsidiaries. AFC contributed capital to FAFLIC in the amount of $125.0 million, consisting of cash and securities of $36.0 million and $89.0 million, respectively, and agreed to maintain the Company's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 requires the prior approval of the Commonwealth of Massachusetts Insurance Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the subsidiaries transferred from FAFLIC on July 1, 1999 was $1,274.1 million. As of June 30, 1999, the transferred subsidiaries had total assets of $5,334.1 million, including cash and cash equivalents of $202.2 million, and total revenue of $1,196.5 million.

The Company's consolidated results of operations in 1999 include $107.2 million of net income associated with these subsidiaries through June 30, 1999. The unaudited pro forma information below presents consolidated results of operations as if the reorganization had occurred at the beginning of 1998.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the Company had the transfer occurred at the beginning of 1998, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Revenue.....................................................  $828.0  $750.2
                                                              ======  ======
Net realized capital (losses) gains included in revenue.....   (11.8)   19.6
                                                              ======  ======
Income from continuing operations before taxes..............   192.1   141.2
Income taxes................................................    51.2    41.2
                                                              ------  ------
Net income from continuing operations.......................  $140.9   100.0
(Loss) from operations of discontinued business (less
 applicable income taxes (benefit) of $(10.4), $(7.0) and
 $8.9 for the years ended December 31, 1999, 1998 and 1997,
 respectively...............................................   (17.2)  (13.5)

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
(Loss) on disposal of group life and health business,
 including provision of $72.2 for operating losses during
 phase-out period for the tear ended December 31, 1999 (less
 applicable income tax benefit of $16.4)....................   (30.5)   --
                                                              ------  ------
Net income..................................................  $ 93.2  $ 86.5
                                                              ======  ======

4.  ACQUISITION OF MINORITY INTEREST OF CITIZENS CORPORATION

On December 3, 1998 Citizens Acquisition Corporation, a wholly-owned subsidiary of the Allmerica P&C, completed a cash tender offer to acquire the outstanding shares of Citizens Corporation common stock that AFC or its subsidiaries did not already own at a price of $33.25 per share. Approximately 99.8% of publicly held shares of Citizens Corporation common stock were tendered. On December 14, 1998, the Company completed a short-form merger, acquiring all shares of common stock of Citizens Corporation not purchased in its tender offer, through the merger of its wholly-owned subsidiary, Citizens Acquisition Corporation with Citizens Corporation at a price of $33.25 per share. Total consideration for the transactions amounted to $195.9 million. The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

The Company's consolidated results of operations include minority interest in Citizens Corporation prior to December 3, 1998. The unaudited pro forma information below presents consolidated results of operation as if the acquisition had occurred at the beginning of 1997.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the acquisition occurred at the beginning of 1997, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998      1997
-------------                                                 --------  --------
Revenue.....................................................  $3,006.6  $2,977.1
                                                              ========  ========
Net realized capital gains included in revenue..............  $   58.1  $   71.6
                                                              ========  ========
Income before taxes and minority interest...................     293.4     332.5
Income taxes................................................     (54.2)    (82.4)
Minority Interest:
  Equity in earnings........................................     (42.6)    (64.1)
                                                              --------  --------
Net income..................................................  $  196.6  $  186.0
                                                              ========  ========

5.  OTHER SIGNIFICANT TRANSACTIONS

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated reinsurer. The reinsurance agreement provides accident year coverage for the three years 1999 to 2001 for the Company's property and casualty business, and is subject to cancellation or commutation annually at the Company's option. The program covers losses and allocated loss adjustment

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

expenses, including those incurred but not yet reported, in excess of a specified whole account loss and allocated LAE ratio. The annual and aggregate coverage limits for losses and allocated LAE are $150.0 million and $300.0 million, respectively. The effect of this agreement on results of operations in each reporting period is based on losses and allocated LAE ceded, reduced by a sliding scale premium of 50.0-67.0% depending on the size of the loss, and increased by a ceding commission of 20.0% of ceded premium. In addition, net investment income is reduced for amounts credited to the reinsurer. Prior to the AFC corporate reorganization, the Company recognized a net benefit of $16.9 million as a result of this agreement, based on year-to-date and annual estimates of losses and allocated loss adjustment expenses for accident year 1999.

On October 29, 1998, the Company announced that it had adopted a formal restructuring plan for its Risk Management business. As part of this initiative, the segment consolidated its property and casualty field support activities from fourteen regional branches into three hub locations. As a result of the Company's restructuring initiative, it recognized a pretax loss of $9.0 million, in the fourth quarter of 1998.

Approximately $4.8 million of this loss relates to severance and other employee related costs resulting from the elimination of 306 positions, of which 207 and 106 employees had been terminated as of December 31, 1999 and 1998, respectively. In addition, lease cancellations and contract terminations resulted in losses of approximately $2.5 million and $1.7 million, respectively. The Company made payments of approximately $4.2 million and $0.1 million through June 30, 1999 and in 1998, respectively, related to this restructuring initiative.

Effective July 1, 1998, the Company entered into a reinsurance agreement with a highly rated reinsurer that cedes current and future underwriting losses, including unfavorable development of prior year reserves, up to a $40.0 million maximum, relating to the Company's reinsurance pool business. These pools consist primarily of the Company's assumed stop loss business, small group managed care pools, long-term disability and long-term care pools, student accident and special risk business. The agreement is consistent with management's decision to exit this line of business, which the Company expects to run-off over the next three years. As a result of this transaction, the Company recognized a $25.3 million pre-tax loss in the third quarter of 1998. This loss is reported in 1999 as part of the discontinued operations of the Company.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on substantially all of the universal life and variable universal life blocks of business. The agreement did not have a material effect on its results of operations or financial position.

In 1999, 1998 and 1997, Allmerica P&C redeemed 8,662.7, 3,289.5 and 5,735.3 shares, respectively, of its issued and outstanding common stock owned by AFC for $350.0 million, $125.0 million and $195.0 million, respectively, thereby increasing the Company's total ownership to 84.5% as of June 30, 1999. The increases in the Company's ownership of Allmerica P&C through June 30, 1999, and for 1998 and 1997 were 14.5%, 4.3% and 6.3%, respectively. The 1999 transaction consisted of cash and cash equivalents. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash. The 1997 transaction consisted of $55.0 million of securities and $140.0 million of cash.

The merger of Allmerica P&C and a wholly-owned subsidiary of AFC was consummated on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that FAFLIC did not already own in exchange for cash of $425.6 million and approximately 9.7 million shares of AFC stock valued at $372.5 million. At consummation of this transaction AFC owned 59.5% through FAFLIC and 40.5% directly. The merger has been recognized as a purchase. Total consideration of approximately $798.1 million

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

has been allocated to the minority interest in the assets and liabilities based on estimates of their fair values. The minority interest acquired totaled $703.5 million. A total of $90.6 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

6.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   62.6     $  1.0      $  0.5    $   63.1
States and political subdivisions.......      13.5        0.1         0.1        13.5
Foreign governments.....................      80.0        2.1         0.1        82.0
Corporate fixed maturities..............   3,206.5       63.2       116.9     3,152.8
Mortgage-backed securities..............     359.0        1.3        11.0       349.3
                                          --------     ------      ------    --------
Total fixed maturities..................  $3,721.6     $ 67.7      $128.6    $3,660.7
                                          ========     ======      ======    ========
Equity securities.......................  $   27.9     $ 24.7      $  1.2    $   51.4
                                          ========     ======      ======    ========

                                                             1998
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $  192.8     $ 12.0      $ 24.5    $  180.3
States and political subdivisions.......   2,408.9       83.0         5.2     2,486.7
Foreign governments.....................     107.9        7.7         4.5       111.1
Corporate fixed maturities..............   4,293.3      167.8        81.9     4,379.2
Mortgage-backed securities..............     517.9       11.5         2.8       526.6
                                          --------     ------      ------    --------
Total fixed maturities..................  $7,520.8     $282.0      $118.9    $7,683.9
                                          ========     ======      ======    ========
Equity securities.......................  $  253.1     $151.1      $  7.1    $  397.1
                                          ========     ======      ======    ========

(1) Amortized cost for fixed maturities and cost for equity securities.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1999, the amortized cost and market value of these assets on deposit in New York were $196.4 million and $193.0 million, respectively. At December 31, 1998, the amortized cost and market value of assets on deposit were $268.5 million and $284.1 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $18.3 million and $105.4 million were on deposit with various state and governmental authorities at December 31, 1999 and 1998, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1999.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     1999
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  224.4   $  225.7
Due after one year through five years.......................   1,324.0    1,328.4
Due after five years through ten years......................   1,409.1    1,369.9
Due after ten years.........................................     764.1      736.7
                                                              --------   --------
Total.......................................................  $3,721.6   $3,660.7
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1999
Net appreciation, beginning of year.........................    $ 79.0       $ 90.2      $169.2
                                                                ------       ------      ------
Net (depreciation) appreciation on available-for-sale
 securities.................................................    (254.4)      (122.3)     (376.7)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      78.5       --            78.5
Provision for deferred federal income taxes and minority
 interest...................................................      72.1         64.7       136.8
Distribution of subsidiaries (See Note 3)...................      (5.6)       (17.1)      (22.7)
                                                                ------       ------      ------
                                                                (109.4)       (74.7)     (184.1)
                                                                ------       ------      ------
Net appreciation, end of year...............................    $(30.4)      $ 15.5      $(14.9)
                                                                ======       ======      ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1998
Net appreciation, beginning of year.........................    $122.6       $ 86.7      $209.3
                                                                ------       ------      ------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (99.3)         4.4       (94.9)
Appreciation due to Allmerica P&C purchase of minority in
 interest of Citizens.......................................      10.7         10.7        21.4
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       6.3       --             6.3
Provision for deferred federal income taxes and minority
 interest...................................................      38.7        (11.6)       27.1
                                                                ------       ------      ------
                                                                 (43.6)         3.5       (40.1)
                                                                ------       ------      ------
Net appreciation, end of year...............................    $ 79.0       $ 90.2      $169.2
                                                                ======       ======      ======

1997
Net appreciation, beginning of year.........................    $ 71.3       $ 60.1      $131.4
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      83.2         (5.9)       77.3
Appreciation due to AFC purchase of minority interest of
 Allmerica P&C..............................................      50.7         59.6       110.3
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (16.7)      --           (16.7)
Provision for deferred federal income taxes and minority
 interest...................................................     (65.9)       (27.1)      (93.0)
                                                                ------       ------      ------
                                                                  51.3         26.6        77.9
                                                                ------       ------      ------
Net appreciation, end of year...............................    $122.6       $ 86.7      $209.3
                                                                ======       ======      ======

(1) Includes net (depreciation) appreciation on other investments of $(1.1) million, $0.8 million, and $1.8 million, in 1999, 1998, and 1997, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were $533.6 million and $582.7 million at December 31, 1999 and 1998, respectively. Reserves for mortgage loans were $5.8 million and $11.5 million at December 31, 1999 and 1998, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets. At December 31, 1999, there were 2 properties remaining in the Company's real estate portfolio which are being actively marketed. Depreciation is not recorded on these assets while they are held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1999, 1998 and 1997.

There were no material contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1999.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Property type:
  Office building...........................................  $301.5  $304.4
  Residential...............................................    50.3    52.8
  Retail....................................................    92.2   108.5
  Industrial/warehouse......................................    83.6   110.0
  Other.....................................................    11.8    18.5
  Valuation allowances......................................    (5.8)  (11.5)
                                                              ------  ------
Total.......................................................  $533.6  $582.7
                                                              ======  ======
Geographic region:
  South Atlantic............................................  $132.2  $136.1
  Pacific...................................................   133.6   155.1
  East North Central........................................    62.5    80.5
  Middle Atlantic...........................................    50.3    61.2
  West South Central........................................    90.8    54.7
  New England...............................................    40.7    60.7
  Other.....................................................    29.3    45.9
  Valuation allowances......................................    (5.8)  (11.5)
                                                              ------  ------
Total.......................................................  $533.6  $582.7
                                                              ======  ======

At December 31, 1999, scheduled mortgage loan maturities were as follows: 2000 -- $108.1 million; 2001 -- $33.9 million; 2002 -- $27.5 million; 2003 -- $40.6 million; 2004 -- $76.4 million; and $234.7 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1999, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                           BALANCE AT
(IN MILLIONS)                                                 JANUARY 1   PROVISIONS  WRITE-OFFS  DECEMBER 31
-------------                                                 ----------  ----------  ----------  ------------
1999
Mortgage loans..............................................    $11.5       $(2.4)      $ 3.3         $ 5.8
                                                                =====       =====       =====         =====
1998
Mortgage loans..............................................    $20.7       $(6.8)      $ 2.4         $11.5
                                                                =====       =====       =====         =====
1997
Mortgage loans..............................................    $19.6       $ 2.5       $ 1.4         $20.7
Real estate.................................................     14.9         6.0        20.9        --
                                                                -----       -----       -----         -----
Total.......................................................    $34.5       $ 8.5       $22.3         $20.7
                                                                =====       =====       =====         =====

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Provisions on mortgages during 1999 and 1998 reflect the release of redundant specific reserves. Write-offs of $20.9 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less costs to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $18.0 million and $22.0 million, with related reserves of $0.8 million and $6.0 million as of December 31, 1999 and 1998, respectively. All impaired loans were reserved for as of December 31, 1999 and 1998.

The average carrying value of impaired loans was $21.0 million, $26.1 million and $30.8 million, with related interest income while such loans were impaired of $2.1 million, $3.2 million and $3.2 million as of December 31, 1999, 1998 and 1997, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs") and other funding agreements. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

The notional amount of futures contracts outstanding was $37.1 million and $92.7 million at December 31, 1999 and 1998, respectively. The notional amounts of the contracts represent the extent of the Company's investment but not future cash requirements, as the Company generally settles open positions prior to maturity. The maturity of all futures contracts outstanding is less than one year. The fair value of futures contracts outstanding was $36.8 million and $92.5 million at December 31, 1999 and 1998, respectively.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. Deferred hedging losses were $0.9 million and $1.8 million in 1999 and 1998, respectively. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately. There was $0.1 million of gains realized on ineffective hedges in 1998. There were no gains or losses in 1999 and 1997.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998      1997
-------------                                                 ---------  ---------  ------
Contracts outstanding, beginning of year....................  $    92.7  $  --      $(33.0)
New contracts...............................................      947.0    1,117.5    (0.2)
Contracts terminated........................................   (1,002.6)  (1,024.8)   33.2
                                                              ---------  ---------  ------
Contracts outstanding, end of year..........................  $    37.1  $    92.7  $ --
                                                              =========  =========  ======

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts with swap counterparties to hedge foreign currency exposure on specific fixed income securities. Additionally, in 1999, the Company entered into a foreign

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

currency swap contract to hedge foreign currency exposure on specific fixed rate funding agreements. Interest and principal related to foreign fixed income securities and liabilities payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment in U.S dollars translated at a specific currency exchange rate. The primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange, as indicated by the fair value of the contract. The fair values of the foreign currency swap contracts outstanding were $(4.7) million and $1.2 million at December 31, 1999 and 1998, respectively. Changes in the fair value of contracts hedging fixed income securities are reported as an unrealized gain or loss, consistent with the underlying hedged security. Changes in fair value of contracts hedging fixed rate funding agreements are reported as other operating income, consistent with the underlying hedged liability. The net decrease in other operating income related to these contracts was $2.6 million in 1999. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1999, 1998 and 1997. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on foreign currency swap contracts in 1999 or 1998.

A reconciliation of the notional amount of foreign currency swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999   1998    1997
-------------                                                 ------  -----  ------
Contracts outstanding, beginning of year....................  $ 42.6  $42.6  $ 47.6
New contracts...............................................    52.9   --       5.0
Contracts expired...........................................   (24.0)  --     (10.0)
                                                              ------  -----  ------
Contracts outstanding, end of year..........................  $ 71.5  $42.6  $ 42.6
                                                              ======  =====  ======

Expected maturities of foreign currency swap contracts outstanding at December 31, 1999 are $8.3 million in 2000, $52.9 million in 2001 and $10.3 million thereafter. There are no expected maturities of such foreign currency swap contracts in 2002, 2003 and 2004.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate GIC liabilities that are matched with fixed rate securities, the Company manages the interest rate risk by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1999 and 1998 were net payables of $4.2 million and $3.9 million, respectively. The Company does not require collateral or other security to support financial instruments with credit risk.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The decrease in net investment income related to interest rate swap contracts was $7.0 million, $2.8 million and $0.4 million for the years ended December 31, 1999, 1998 and 1997, respectively. The fair value of interest rate swap contracts outstanding was $33.1 million and $(28.3) million at December 31, 1999 and 1998, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with the gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 1999 or 1998.

A reconciliation of the notional amount of interest rate swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999      1998     1997
-------------                                                 --------  --------  ------
Contracts outstanding, beginning of year....................  $1,112.6  $  244.1  $  5.0
New contracts...............................................     905.4     873.5   244.7
Contracts terminated........................................    (888.5)    --       --
Contracts expired...........................................     (80.0)     (5.0)   (5.6)
Distribution of subsidiaries (Note 3).......................     (23.6)    --       --
                                                              --------  --------  ------
Contracts outstanding, end of year..........................  $1,025.9  $1,112.6  $244.1
                                                              ========  ========  ======

Expected maturities of interest rate swap contracts outstanding at December 31, 1999 are $44.0 million in 2000, $43.1 million in 2001, $83.5 million in 2002,
$536.0 million in 2003, and $319.3 million in 2004. There are no expected maturities of such interest rate swap contracts thereafter.

G.  OTHER SWAP CONTRACTS

The Company enters into insurance portfolio-linked and credit default swap contracts for investment purposes. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with insurance portfolio-linked swap contracts is the inability of the counterparty to meet its obligation. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts, and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1999, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.3) million and $(0.1) million at December 31, 1999 and 1998, respectively. The net amount receivable or payable under insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net (decrease) increase in realized investment gains related to these contracts was $(0.2) million, $1.0 million and $(1.4) million for the years ended December 31, 1999, 1998 and 1997, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The stated annual premium under credit default swap contracts is recognized currently in net investment income. The net increase to investment income related to credit default swap contracts was $0.4 million and $0.2 million for the years ended December 31, 1999 and 1998, respectively. There was no net investment income recognized in 1997.

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999     1998    1997
-------------                                                 -------  ------  -------
Contracts outstanding, beginning of year....................  $ 255.0  $ 15.0  $  58.6
New contracts...............................................     50.0   266.3    192.1
Contracts expired...........................................   (115.0)  (26.3)  (211.6)
Contracts terminated........................................    --       --      (24.1)
                                                              -------  ------  -------
Contracts outstanding, end of year..........................  $ 190.0  $255.0  $  15.0
                                                              =======  ======  =======

Expected maturities of other swap contracts outstanding at December 31, 1999 are as follows: $140.0 million in 2000 and $50.0 million in 2001. There are no expected maturities of such other swap contracts in 2002, 2003, 2004 and thereafter.

H.  OTHER

At December 31, 1999 and 1998, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

7.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Fixed maturities............................................  $415.7  $509.6  $523.3
Mortgage loans..............................................    45.5    57.6    57.1
Equity securities...........................................     1.7     7.2    10.5
Policy loans................................................    12.7    11.9    10.9
Real estate and other long-term investments.................    14.4     7.0    31.5
Short-term investments......................................    26.6    15.6     9.9
                                                              ------  ------  ------
Gross investment income.....................................   516.6   608.9   643.2
Less investment expenses....................................   (13.5)  (15.0)  (23.7)
                                                              ------  ------  ------
Net investment income.......................................  $503.1  $593.9  $619.5
                                                              ======  ======  ======

At December 31, 1999, the company had fixed maturities with a carrying value of $1.0 million on non-accrual status. There were no mortgage loans on non-accrual status at December 31, 1999. At December 31, 1998, there was one mortgage loan on non-accrual status which had an outstanding principal balance of $4.3 million. This loan was restructured and fully impaired. There were no fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

accordance with the original terms of the investments, was a reduction in net income by $1.4 million in 1999, and had no impact in 1998 and 1997.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $18.8 million, $28.7 million and $40.3 million at December 31, 1999, 1998 and 1997, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $2.5 million, $3.3 million and $3.9 million in 1999, 1998 and 1997, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $3.3 million and $4.2 million in 1999, 1998 and 1997, respectively.

There were no mortgage loans which were non-income producing for the year ended December 31, 1999. There were, however, fixed maturities with a carrying value of $0.3 million which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $6.6 million in 1999, losses of $6.3 million in 1998, and income of $7.6 million in 1997.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998   1997
-------------                                                 ------  ------  -----
Fixed maturities............................................  $(52.0) $(11.6) $14.2
Mortgage loans..............................................     2.5     8.8   (1.2)
Equity securities...........................................   141.3    63.7   53.5
Real estate and other.......................................     8.5    --      9.8
                                                              ------  ------  -----
Net realized investment gains...............................  $100.3  $ 60.9  $76.3
                                                              ======  ======  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS   GROSS
(IN MILLIONS)                                                     SALES      GAINS   LOSSES
-------------                                                 -------------  ------  ------
1999
Fixed maturities............................................    $1,480.5     $  9.2  $ 27.1
Equity securities...........................................       421.2      149.0     7.6

1998
Fixed maturities............................................    $  979.2     $ 17.9  $ 11.3
Equity securities...........................................       258.7       72.8     9.0

1997
Fixed maturities............................................    $1,870.7     $ 27.0  $ 15.9
Equity securities...........................................       144.9       55.5     1.2

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  OTHER COMPREHENSIVE (LOSS) INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the Consolidated Statements of Comprehensive (Loss)
Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999      1998     1997
-------------                                                 --------  --------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period,
 (includes $22.7 resulting from the distribution of
 subsidiaries in 1999, net of taxes (benefit) and minority
 interest of $(103.3) million, $(20.8) million and $123.7
 million in 1999, 1998 and 1997, respectively)..............  $ (121.9) $   (6.8) $115.5
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes and minority interest
 of $33.5 million, $21.5 million and $30.7 million in 1999,
 1998 and 1997, respectively)...............................     (62.2)     33.3    37.6
                                                              --------  --------  ------
Other comprehensive (loss) income...........................  $ (184.1) $  (40.1) $ 77.9
                                                              ========  ========  ======

8.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Included in the fair value of fixed maturities are swap contracts used to hedge fixed maturities with a fair value of $31.1 million and $(27.1) million at December 31, 1999 and 1998, respectively. In addition, the Company held futures contracts with a carrying value of $(0.9) million and $(1.8) million at December 31, 1999 and 1998, respectively. The fair value of these contracts was $36.8 million and $92.5 million at December 31, 1999 and 1998, respectively.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits. All other liabilities are based on surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     1999                1998
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  279.3  $  279.3  $  504.0  $  504.0
  Fixed maturities..........................................   3,660.7   3,660.7   7,683.9   7,683.9
  Equity securities.........................................      51.4      51.4     397.1     397.1
  Mortgage loans............................................     521.2     521.9     562.3     587.1
  Policy loans..............................................     170.5     170.5     154.3     154.3
                                                              --------  --------  --------  --------
                                                              $4,683.1  $4,683.8  $9,301.6  $9,326.4
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,316.0  $1,341.4  $1,791.8  $1,830.8
  Supplemental contracts without life contingencies.........      48.8      48.8      37.3      37.3
  Dividend accumulations....................................      88.1      88.1      88.4      88.4
  Other individual contract deposit funds...................      48.4      48.2      61.6      61.1
  Other group contract deposit funds........................     602.9     583.5     700.4     704.0
  Individual fixed annuity contracts........................   1,092.5   1,057.1   1,110.6   1,073.6
  Trust instruments supported by funding obligations........      50.6      49.6     --        --
  Short-term debt...........................................     --        --        221.3     221.3
                                                              --------  --------  --------  --------
                                                              $3,247.3  $3,216.7  $4,011.4  $4,016.5
                                                              ========  ========  ========  ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.  CLOSED BLOCK

Included in other income in the Consolidated Statements of Income in 1999, 1998 and 1997 is a net pre-tax contribution from the Closed Block of $13.8 million, $10.4 million and $9.1 million, respectively. Summarized financial information of the Closed Block as of December 31, 1999 and 1998 and for the periods ended December 31, 1999, 1998 and 1997 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $387.4
    and $399.1
    respectively)...........................................  $372.9  $414.2
  Mortgage loans............................................   136.3   136.0
  Policy loans..............................................   201.1   210.9
  Cash and cash equivalents.................................    22.6     9.4
  Accrued investment income.................................    14.0    14.1
  Deferred policy acquisition costs.........................    13.1    15.6
  Other assets..............................................    12.3     2.9
                                                              ------  ------
Total assets................................................  $772.3  $803.1
                                                              ======  ======
Liabilities
  Policy liabilities and accruals...........................  $835.2  $862.9
  Other liabilities.........................................     6.9     9.1
                                                              ------  ------
Total liabilities...........................................  $842.1  $872.0
                                                              ======  ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Revenues
  Premiums and other income.................................  $ 52.1  $ 55.4  $ 58.3
  Net investment income.....................................    53.8    53.3    53.4
  Realized investment (loss) gain...........................    (0.6)    0.1     1.3
                                                              ------  ------  ------
Total revenues..............................................   105.3   108.8   113.0
                                                              ------  ------  ------
Benefits and expenses
  Policy benefits...........................................    88.9    95.0   100.5
  Policy acquisition expenses...............................     2.5     2.7     3.0
  Other operating expenses..................................     0.1     0.7     0.4
                                                              ------  ------  ------
Total benefits and expenses.................................    91.5    98.4   103.9
                                                              ------  ------  ------
Contribution from the Closed Block..........................  $ 13.8  $ 10.4  $  9.1
                                                              ======  ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999     1998     1997
-------------                                                 -------  -------  -------
Cash flows
  Cash flows from operating activities:
  Contribution from the Closed Block........................  $  13.8  $  10.4  $   9.1
  Change in:
    Deferred policy acquisition costs, net..................      2.5      2.6      2.9
    Premiums and other receivables..........................    --         0.3    --
    Policy liabilities and accruals.........................    (13.1)   (13.5)   (11.6)
    Accrued investment income...............................      0.1        -      0.2
    Deferred taxes..........................................    --         0.1     (5.1)
    Other assets............................................     (8.3)     2.4     (2.9)
    Expenses and taxes payable..............................     (2.9)    (2.9)    (2.0)
    Other, net..............................................      0.8     (0.1)    (1.2)
                                                              -------  -------  -------
  Net cash used in operating activities.....................     (7.1)    (0.7)   (10.6)
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........    139.0     83.6    161.6
    Purchases of investments................................   (128.5)  (106.5)  (161.4)
    Other, net..............................................      9.8      7.9     11.4
                                                              -------  -------  -------
  Net cash provided by (used in) investing activities.......     20.3    (15.0)    11.6
                                                              -------  -------  -------
Net increase (decrease) in cash and cash equivalents........     13.2    (15.7)     1.0
Cash and cash equivalents, beginning of year................      9.4     25.1     24.1
                                                              -------  -------  -------
Cash and cash equivalents, end of year......................  $  22.6  $   9.4  $  25.1
                                                              =======  =======  =======

There were no valuation allowances on mortgage loans in the Closed Block at December 31, 1999, 1998 or 1997, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

10.  DEBT

Short-term debt consisted of the following:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Short-term
  Commercial paper..........................................  $ --    $ 41.3
  Borrowings under bank credit facility.....................    --     150.0
  Repurchase agreements.....................................    --      30.0
                                                              ------  ------
Total short-term debt.......................................  $ --    $221.3
                                                              ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by a credit agreement. At December 31, 1999, there was no commercial paper outstanding.

Effective December 4, 1998, the Company entered into a credit agreement that expired on February 5, 1999. Borrowings under this agreement were unsecured and incurred interest at a rate per annum equal to the eurodollar rate plus applicable margin. Borrowings outstanding under this credit facility at December 31, 1998 were $150.0 million. These borrowings were repaid in February 1999.

The company utilizes repurchase agreements to finance certain transactions and had approximately $30 million in such agreements outstanding at December 31,1998. There were no repurchase agreements outstanding at December 31, 1999.

In 1999, there was no interest expense related to borrowings under the credit agreement. Interest expense related to borrowings under the credit agreement was approximately $0.7 million and $2.8 million in 1998 and 1997, respectively. All interest expense is recorded in other operating expenses.

In October, 1995, AFC issued Senior Debentures with a face value of $200.0 million, pay interest at a rate of 7 5/8%, and mature on October 16, 2025. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC and Allmerica P&C.

11.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) on continuing operations in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Federal income tax expense (benefit)
  Current...................................................  $88.7   $ 74.6  $74.4
  Deferred..................................................    4.3    (15.4)  14.2
                                                              -----   ------  -----
Total.......................................................  $93.0   $ 59.2  $88.6
                                                              =====   ======  =====

The federal income taxes attributable to the consolidated results of continuing operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999     1998    1997
-------------                                                 --------  ------  ------
Expected federal income tax expense on continuing
  operations................................................   $133.9   $107.9  $122.9
  Tax-exempt interest.......................................    (24.2)   (38.9)  (37.9)
  Dividend received deduction...............................    --        (5.1)   (3.2)
  Changes in tax reserve estimates..........................     (8.7)     2.3     7.8
  Tax credits...............................................     (8.5)    (8.5)   (2.7)
  Other, net................................................      0.5      1.5     1.7
                                                               ------   ------  ------
Federal income tax expense on continuing operations.........   $ 93.0   $ 59.2  $ 88.6
                                                               ======   ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The deferred income tax (asset) liability represents the tax effects of temporary differences attributable to the Company's consolidated federal tax return group. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Deferred tax (assets) liabilities
  AMT carryforwards.........................................  $ --       $ (16.8)
  Loss reserve discounting..................................   (283.5)    (406.6)
  Deferred acquisition costs................................    355.7      345.8
  Employee benefit plans....................................    (52.0)     (45.3)
  Investments, net..........................................    (19.5)     121.7
  Bad debt reserve..........................................    --          (1.8)
  Litigation reserve........................................     (6.0)     (10.9)
  Discontinued operations...................................    (11.7)     --
  Other, net................................................     (1.1)      (5.5)
                                                              -------    -------
Deferred tax asset, net.....................................  $ (18.1)   $ (19.4)
                                                              =======    =======

Gross deferred income tax assets totaled $515.8 million and $486.9 millions at December 31, 1999 and 1998, respectively. Gross deferred income tax liabilities totaled $497.7 million and $467.5 million at December 31, 1999 and 1998, respectively.

The Company believes, based on the its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 1999 there are no available alternative minimum tax credit carryforwards.

The Company's federal income tax returns are routinely audited by the Internal Revenue Services ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992, 1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

12.  PENSION PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple benefit plans to employees and agents of these affiliated Companies, including retirement plans. The salaries of employees and agents covered by these plans and the expenses of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FAFLIC provides retirement benefits to substantially all of its employees under a defined benefit pension plan. This plan is based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1999, 1998 and 1997 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Service cost -- benefits earned during the year.............  $  19.3    $  19.0    $  19.9
Interest cost...............................................     26.5       25.5       23.5
Expected return on plan assets..............................    (38.9)     (34.9)     (31.2)
Recognized net actuarial loss...............................      0.4        0.4        0.1
Amortization of transition asset............................     (1.4)      (1.8)      (1.9)
Amortization of prior service cost..........................     (2.2)      (1.7)      (2.0)
                                                              -------    -------    -------
  Net periodic pension cost.................................  $   3.7    $   6.5    $   8.4
                                                              =======    =======    =======

In 1999, subsequent to the AFC corporate reorganization, approximately $1.7 million of the net periodic pension cost was allocated to the distributed subsidiaries.

The following table summarizes the status of the plan. At December 31, 1999 and 1998 the plans' assets exceeded their projected benefit obligations.

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Change in benefit obligations:
  Projected benefit obligation at beginning of year.........  $ 414.2    $ 370.4
  Service cost -- benefits earned during the year...........     19.3       19.0
  Interest cost.............................................     26.5       25.5
  Actuarial (gains) losses..................................    (44.4)      20.4
  Benefits paid.............................................    (22.9)     (21.1)
                                                              -------    -------
    Projected benefit obligation at end of year.............    392.7      414.2
                                                              -------    -------

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Change in plan assets:
  Fair value of plan assets at beginning of year............    441.6      395.5
  Actual return on plan assets..............................     51.9       67.2
  Benefits paid.............................................    (22.9)     (21.1)
    Fair value of plan assets at end of year................    470.6      441.6
  Funded status of the plan.................................     77.9       27.4
  Unrecognized transition obligation........................    (21.6)     (23.9)
  Unamortized prior service cost............................    (12.0)     (11.0)
  Unrecognized net actuarial gains..........................   (101.6)     (54.9)
                                                              -------    -------
    Net pension liability...................................  $ (57.3)   $ (62.4)
                                                              =======    =======

As a result of AFC's merger with Allmerica P&C in 1997, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $8.9 million and $10.3 million in 1999 and 1998, respectively, which reflects fair value, net of applicable amortization.

Determination of the projected benefit obligations was based on a weighted average discount rate of 7.75% and 6.5% in 1999 and 1998, respectively, and the assumed long-term rate of return on plan assets was 9.0% in both 1999 and 1998. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 796,462 shares and 973,262 shares of AFC Common Stock at December 31, 1999 and 1998, respectively, with a market value of $44.3 million and $56.3 million at December 31, 1999 and 1998, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 1999, 1998 and 1997, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.9 million, $5.6 million and $3.3 million in 1999, 1998 and 1997, respectively. In 1999, subsequent to the AFC corporate reorganization, approximately $1.4 million of the 401(k) expense was allocated to the distributed subsidiaries. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The plan expense in 1999, 1998 and 1997 was $3.1 million, $3.0 million and $2.8 million, respectively.

On January 1, 1998, substantially all of the defined benefit and defined contribution 401(k) plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $5.9 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

13.  OTHER POSTRETIREMENT BENEFIT PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple postretirement medical and death benefit plans to employees, agents and retirees of these affiliated Companies. The costs of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective
January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plans' funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Change in benefit obligation:
Accumulated postretirement benefit obligation at beginning
  of year...................................................  $  84.0    $  71.8
Service cost................................................      2.9        3.1
Interest cost...............................................      4.6        5.1
Actuarial (gains) losses....................................    (21.2)       7.6
Benefits paid...............................................     (3.5)      (3.6)
                                                              -------    -------
  Accumulated postretirement benefit obligation at end of
    year....................................................     66.8       84.0
                                                              -------    -------
Fair value of plan assets at end of year....................    --         --
                                                              -------    -------
Funded status of the plan...................................    (66.8)     (84.0)
Unamortized prior service cost..............................     (9.8)     (12.9)
Unrecognized net actuarial (gains) losses...................    (13.8)       7.5
                                                              -------    -------
  Accumulated postretirement benefit costs..................  $ (90.4)   $ (89.4)
                                                              =======    =======

The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Service cost................................................   $  2.9     $  3.1     $  3.0
Interest cost...............................................      4.6        5.1        4.6
Recognized net actuarial loss (gain)........................      0.1        0.1       (0.1)
Amortization of prior service cost..........................     (2.3)      (2.4)      (2.7)
                                                               ------     ------     ------
Net periodic postretirement benefit cost....................   $  5.3     $  5.9     $  4.8
                                                               ======     ======     ======

In 1999, subsequent to the AFC corporate reorganization, approximately $1.1 million of the net periodic postretirement cost was allocated to the distributed subsidiaries.

As a result of AFC's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $4.6 million and $5.4 million in 1999 and 1998, respectively, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1999, health care costs were assumed to increase 6.0% in 2000, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1999 by $4.1 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1999 by $0.6 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 1999 by $3.6 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1999 by $0.5 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.75% and 6.5% at December 31, 1999 and 1998, respectively. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 5.5% for FAFLIC agents.

On January 1, 1998, substantially all of the postretirement medical and death benefits plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $3.8 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

14.  DIVIDEND RESTRICTIONS

Massachusetts and Delaware have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC and AFLIAC, respectively.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. During 1999 and 1997, no dividends were declared by FAFLIC to AFC. During 1998, FAFLIC paid dividends of $50.0 million to AFC. As of July 1, 1999, FAFLIC's ownership of Allmerica P&C, as well as several non-insurance subsidiaries, was transferred from FAFLIC to AFC. Under an agreement with the Commissioner, any dividend from FAFLIC to AFC for years 2000 and 2001 would require the prior approval of the Commissioner and may require AFC to make additional capital contributions to FAFLIC.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding
December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 1999, 1998 or 1997. During 2000, AFLIAC could pay dividends of $34.3 million to FAFLIC without prior approval.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

15.  SEGMENT INFORMATION

The Company offers Asset Accumulation financial products and services. Prior to the AFC corporate reorganization, the Company offered financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducted business principally in three operating segments. These segments were Risk Management, Allmerica Financial Services and Allmerica Asset Management. In accordance with Statement No. 131, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

In 1999, the Company reorganized its Property and Casualty business and Corporate Risk Management Services operations within the Risk Management segment. Under the new structure, the Risk Management segment manages its business through five distribution channels identified as Hanover North, Hanover South, Citizens Midwest, Allmerica Voluntary Benefits and Allmerica Specialty. During the second quarter of 1999, the Company approved a plan to exit its group life and health business, consisting of its EBS business, its AGU business and its reinsurance pool business. Results of operations from this business, relating to both the current and the prior periods, have been segregated and reported as a component of discontinued operations in the Consolidated Statements of Income. Operating results from this business were previously reported in the Allmerica Voluntary Benefits and Allmerica Specialty distribution channels. Prior to 1999, results of the group life and health business were included in the Corporate Risk Management Services segment, while all other Risk Management business was reflected in the Property and Casualty segment.

The Risk Management segment's property and casualty business is offered primarily through the Hanover North, Hanover South and Citizens Midwest distribution channels utilizing the Company's independent agent network primarily in the Northeast, Midwest and Southeast United States, maintaining a strong regional focus. Allmerica Voluntary Benefits focuses on worksite distribution, which offers discounted property and casualty products through employer sponsored programs, and affinity group property and casualty business. Allmerica Specialty offers special niche property and casualty products in selected markets. On July 1, 1999, AFC made certain changes to its corporate structure as discussed in Note 3. As a result, FAFLIC distributed its interest in the property and casualty business after that date.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products distributed via retail channels as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities distributed to institutions. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in GICs such as the traditional GIC, synthetic GIC and other funding agreements. Funding agreements are investment contracts issued to institutional buyers, such as money market funds, corporate cash management programs and securities lending collateral programs, which typically have short maturities and periodic interest rate resets based on an index such as LIBOR. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates, and to other institutions, such as insurance companies and pension plans. As a result of the aforementioned change in the AFC corporate structure, FAFLIC distributed its ownership of certain investment advisory business as of July 1, 1999.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, Corporate Technology, Corporate Finance, Human Resources and the Legal department.

Management evaluates the results of the aforementioned segments based on a pre-tax and minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Segment revenues:
  Risk Management...........................................  $1,075.2   $2,220.8   $2,227.3
  Asset Accumulation
    Allmerica Financial Services............................     797.0      721.2      713.9
    Allmerica Asset Management..............................     144.5      121.7       91.1
                                                              --------   --------   --------
        Subtotal............................................     941.5      842.9      805.0
                                                              --------   --------   --------
  Corporate.................................................       0.4        2.3        4.7
  Intersegment revenues.....................................      (0.8)      (7.6)     (11.5)
                                                              --------   --------   --------
    Total segment revenues including Closed Block...........   2,016.3    3,058.4    3,025.5
                                                              --------   --------   --------
  Adjustment to segment revenues:
      Adjustment for Closed Block...........................     (92.1)     (98.4)    (102.6)
      Change in mortality...................................     --         --          (4.2)
      Net realized gains....................................     100.3       60.9       76.3
                                                              --------   --------   --------
  Total revenues............................................  $2,024.5   $3,020.9   $2,995.0
                                                              ========   ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       1999       1998       1997
-------------                                                     --------   --------   --------
Segment income (loss) before income taxes and minority interest:
  Risk Management.............................................    $   85.1   $  149.7   $  174.2
  Asset Accumulation
    Allmerica Financial Services..............................       207.1      169.0      134.6
    Allmerica Asset Management................................        21.3       23.7       18.4
                                                                  --------   --------   --------
        Subtotal..............................................       228.4      192.7      153.0
                                                                  --------   --------   --------
  Corporate...................................................       (38.6)     (45.2)     (44.6)
    Segment income before income taxes and minority interest...      274.9      297.2      282.6
  Adjustments to segment income:
    Net realized investment gains, net of amortization........       106.1       52.2       78.5
    Sales practice litigation expense.........................       --         (31.0)     --
    Gain from change in mortality assumptions.................       --         --          47.0
    Loss on cession of disability income business.............       --         --         (53.9)
    Restructuring costs.......................................       --          (9.0)     --
    Other items...............................................       --          (0.8)      (2.8)
                                                                  --------   --------   --------
  Income before taxes and minority interest...................    $  381.0   $  308.6   $  351.4
                                                                  ========   ========   ========

DECEMBER 31,
(IN MILLIONS)                                     1999        1998          1999           1998
-------------                                   ---------   ---------   ------------   ------------
                                                 IDENTIFIABLE ASSETS    DEFERRED ACQUISITION COSTS
Risk Management...............................  $   542.0   $ 6,216.8    $     6.0      $   167.5
Asset Accumulation
  Allmerica Financial Services................   23,410.7    19,407.3      1,213.1          993.1
  Allmerica Asset Management..................    1,381.1     1,810.9          0.4            0.6
                                                ---------   ---------    ---------      ---------
      Subtotal................................   24,791.8    21,218.2      1,213.5          993.7
  Corporate...................................     --            29.6       --             --
                                                ---------   ---------    ---------      ---------
    Total.....................................  $25,333.8   $27,464.6    $ 1,219.5      $ 1,161.2
                                                =========   =========    =========      =========

16.  LEASE COMMITMENTS

Rental expenses for operating leases, including those related to the discontinued operations of the Company, amounted to $22.2 million, $34.9 million and $33.6 million in 1999, 1998 and 1997, respectively. These expenses relate primarily to building leases of the Company. At December 31, 1999, future minimum rental payments under non-cancelable operating leases were approximately $39.9 million, payable as follows: 2000 - $14.1 million; 2001 -- $12.7 million; 2002 -- $8.1 million; 2003 -- $3.6 million, and $1.4 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 2000.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

17.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement of Financial Accounting Standards No. 113, Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated insurer (See Note 5). Prior to the AFC corporate reorganization, the Company was subject to concentration of risk with respect to this reinsurance agreement, which represented 10% or more of the Company's reinsurance business. Net premiums earned and losses and loss adjustment expenses ceded under this agreement in 1999 were $21.9 million and $35.0 million, respectively. In addition, the Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). Prior to the AFC corporate reorganization, both CAR and MCCA represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company ceded a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1999, 1998 and 1997 were $20.4 million and $21.4 million, $34.3 million and $38.1 million, and $32.3 million and $28.2 million, respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1999, 1998 and 1997 of $1.8 million and $30.6 million, $3.7 million and $18.0 million, and $9.8 million and $(0.8) million, respectively.

On June 2, 1998, the Company recorded a $124.2 million one-time reduction of its direct and ceded written premiums as a result of a return of excess surplus from MCCA. This transaction had no impact on the total net premiums recorded by the Company in 1998.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Life and accident and health insurance premiums:
  Direct....................................................  $   53.5   $   51.4   $   55.9
  Assumed...................................................       0.7        0.7        0.6
  Ceded.....................................................     (50.0)     (47.8)     (29.1)
                                                              --------   --------   --------
Net premiums................................................  $    4.2   $    4.3   $   27.4
                                                              ========   ========   ========
Property and casualty premiums written:
  Direct....................................................  $1,089.0   $1,970.4   $2,068.5
  Assumed...................................................      27.3       58.8      103.1
  Ceded.....................................................    (135.4)     (74.1)    (179.8)
                                                              --------   --------   --------
Net premiums................................................  $  980.9   $1,955.1   $1,991.8
                                                              ========   ========   ========
Property and casualty premiums earned:
  Direct....................................................  $1,047.3   $1,966.8   $2,046.1
  Assumed...................................................      30.3       64.5      102.0
  Ceded.....................................................    (127.3)     (66.1)    (195.1)
                                                              --------   --------   --------
Net premiums................................................  $  950.3   $1,965.2   $1,953.0
                                                              ========   ========   ========
Life insurance and other individual policy benefits, claims, losses and loss adjustment expenses:
  Direct....................................................  $  391.9   $  359.5   $  397.4
  Assumed...................................................       0.1        0.3        0.4
  Ceded.....................................................     (39.2)     (49.5)     (79.4)
                                                              --------   --------   --------
Net policy benefits, claims, losses and loss adjustment
  expenses..................................................  $  352.8   $  310.3   $  318.4
                                                              ========   ========   ========
Property and casualty benefits, claims, losses and loss
  adjustment expenses:
  Direct....................................................  $  805.6   $1,588.2   $1,464.9
  Assumed...................................................      25.9       62.7      101.2
  Ceded.....................................................    (128.0)    (158.2)    (120.6)
                                                              --------   --------   --------
Net policy benefits, claims, losses, and loss adjustment
  expenses..................................................  $  703.5   $1,492.7   $1,445.5
                                                              ========   ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

18.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Balance at beginning of year................................  $1,161.2   $  965.5   $  822.7
Acquisition expenses deferred...............................     419.2      638.2      614.3
Amortized to expense during the year........................    (240.9)    (449.6)    (472.6)
Adjustment for discontinued operations......................       3.4      ( 0.2)     --
Adjustment to equity during the year........................      39.3        7.3      (11.1)
Adjustment due to distribution of subsidiaries..............    (162.7)     --         --
Adjustment for cession of disability income insurance.......     --         --         (38.6)
Adjustment for revision of universal and variable universal
  life insurance mortality assumptions......................     --         --          50.8
                                                              --------   --------   --------
Balance at end of year......................................  $1,219.5   $1,161.2   $  965.5
                                                              ========   ========   ========

At October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.8 million recapitalization of deferred policy acquisition costs.

19.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $601.3 million and $568.0 million at December 31, 1999 and 1998, respectively. Accident and health claim liabilities were re-estimated for all prior years and were increased by $51.2 million and $14.6 million in 1999 and 1998, respectively. The increase in 1999 resulted from the Company's reserve strengthening primarily in the EBS and reinsurance pool business. The 1998 increase also resulted from the Company's reserve strengthening, primarily in the assumed reinsurance and stop loss only business.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Reserve for losses and LAE, beginning of the year...........  $2,597.3   $2,615.4   $2,744.1
Incurred losses and LAE, net of reinsurance recoverable:
  Provision for insured events of the current year..........     795.6    1,609.0    1,564.1
  Decrease in provision for insured events of prior years...     (96.1)    (127.2)    (127.9)
                                                              --------   --------   --------
Total incurred losses and LAE...............................     699.5    1,481.8    1,436.2
                                                              --------   --------   --------
Payments, net of reinsurance recoverable:
  Losses and LAE attributable to insured events of current
    year....................................................     342.1      871.9      775.1
  Losses and LAE attributable to insured events of prior
    years...................................................     424.2      643.0      732.1
                                                              --------   --------   --------
Total payments                                                   766.3    1,514.9    1,507.2
Change in reinsurance recoverable on unpaid losses..........      44.3       15.0      (50.2)
Distribution of subsidiaries................................  (2,574.8)     --         --
Other (1)...................................................     --         --          (7.5)
                                                              --------   --------   --------
Reserve for losses and LAE, end of year.....................  $  --      $2,597.3   $2,615.4
                                                              ========   ========   ========

(1) Includes purchase accounting adjustments.

As part of an ongoing process, the reserves have been re-estimated for all prior accident years and were decreased by $96.1 million, $127.2 million and $127.9 million in 1999, 1998 and 1997, respectively, reflecting increased favorable development on reserves for both losses and loss adjustment expenses.

Favorable development on prior years' loss reserves was $52.0 million, $58.9 million, and $87.2 million prior to the AFC corporate reorganization in 1999 and for the years ended December 31, 1998 and 1997, respectively. Favorable development on prior year's loss adjustment expense reserves was $44.1 million, $68.3 million, and $40.7 million prior to the AFC corporate reorganization in 1999 and for the years ended December 31, 1998 and 1997, respectively. The increase in favorable development 1998 is primarily attributable to claims process improvement initiatives taken by the Company. The Company has lowered claim settlement costs through increased utilization of in-house attorneys and consolidation of claim offices.

This favorable development reflects the Company's reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

Due to the nature of the business written by the Risk Management segment, the exposure to environmental liabilities is relatively small and therefore its reserves are relatively small compared to other types of liabilities. Due to the AFC corporate reorganization, the Company had no exposure for this item at December 31, 1999. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the reserve for losses and LAE, were $49.9 million and $53.1 million, net of reinsurance of $14.2 million and $15.7 million in 1998 and 1997, respectively. The Company does not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Company may be required to defend such claims. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

current law and methodologies currently available. Although these claims are not significant, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become significant. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims are adequate. In addition, the Company is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

20.  MINORITY INTEREST

As a result of the Company's divestiture of certain of its subsidiaries including its 84.5% ownership of the outstanding shares of the common stock of Allmerica P&C effective July 1, 1999, there is no minority interest reflected on the Consolidated Balance Sheets as of December 31, 1999. In prior years, the Company's interest in Allmerica P&C was represented by ownership of 70.0% and 65.8% of the outstanding shares of common stock at December 31, 1998 and 1997, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements through the period ended June 30, 1999 and for the years ended December 31, 1998 and 1997.

21.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries, including FAFLIC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, the plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, the Company and the plaintiffs entered into a settlement agreement. The court granted preliminary approval of the settlement on December 4, 1998. On May 19, 1999, the court issued an order certifying the class for settlement purposes and granting final approval of the settlement agreement. FAFLIC recognized a $31.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 issue resulted from computer programs being written using two digits rather than four to define the applicable year. Computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 issue, there can be no assurance that exposure for material contingencies will not arise.

22.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. In 1999, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position.

Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Statutory Net Income (Combined)
  Property and Casualty Companies...........................   $322.6    $  180.7   $  190.3
  Life and Health Companies.................................    239.0        86.4      191.2

Statutory Shareholder's Surplus (Combined)
  Property and Casualty Companies (See Note 3)..............   $--       $1,269.3   $1,279.6
  Life and Health Companies.................................    590.1     1,164.1    1,221.3

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Contractowners of the Separate Account VA-K of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account VA-K of First Allmerica Financial Life Insurance Company at December 31, 1999, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
April 3, 2000

                             SEPARATE ACCOUNT VA-K

                     STATEMENTS OF ASSETS AND LIABILITIES

                               December 31, 9999

                                                                                                INVESTMENT
                                                                                  GROWTH       GRADE INCOME      MONEY MARKET
                                                                             ---------------  ---------------  ---------------
ASSETS:
Investments in shares of Allmerica Investment Trust ........................  $  31,666,387    $   7,482,662    $  12,444,661
Investments in shares of Fidelity Variable Insurance Products Funds (VIP) ..              -                -                -
Investment in shares of T. Rowe Price International Series, Inc. ...........              -                -                -
Investment in shares of Delaware Group Premium Fund, Inc ...................              -                -                -
Receivable from First  Allmerica Financial Life Insurance
    Company (Sponsor) ......................................................        188,078                -                -
                                                                             ---------------  ---------------  ---------------
    Total  assets ..........................................................     31,854,465        7,482,662       12,444,661

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
   Company (Sponsor) .......................................................              -                -            3,249
                                                                             ---------------  ---------------  ---------------
    Net assets .............................................................  $  31,854,465    $   7,482,662      $12,441,412
                                                                             ---------------  ---------------  ---------------
                                                                             ---------------  ---------------  ---------------
Net asset distribution by category:
  Variable annuity contracts ...............................................  $  31,854,465    $   7,482,662    $  12,441,412
                                                                             ---------------  ---------------  ---------------
                                                                             ---------------  ---------------  ---------------
Units outstanding, December 31, 1999 .......................................     10,700,441        5,686,038       10,043,976
Net asset value per unit, December 31, 1999 ................................  $    2.976930    $    1.315971    $    1.238694


                                                                                                                    SELECT
                                                                              EQUITY INDEX    GOVERNMENT BOND  AGGRESSIVE GROWTH
                                                                             ---------------  ---------------  -----------------
ASSETS:
Investments in shares of Allmerica Investment Trust ........................  $  37,628,197    $   5,177,193    $    30,195,322
Investments in shares of Fidelity Variable Insurance Products Funds (VIP) ..              -                -                  -
Investment in shares of T. Rowe Price International Series, Inc. ...........              -                -                  -
Investment in shares of Delaware Group Premium Fund, Inc ...................              -                -                  -
Receivable from First  Allmerica Financial Life Insurance
    Company (Sponsor) ......................................................              -                -                  -
                                                                             ---------------  ---------------  -----------------
    Total  assets ..........................................................     37,628,197        5,177,193         30,195,322

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
   Company (Sponsor) .......................................................         75,965                -                  -
                                                                             ---------------  ---------------  -----------------
    Net assets .............................................................  $  37,552,232    $   5,177,193    $    30,195,322
                                                                             ---------------  ---------------  -----------------
                                                                             ---------------  ---------------  -----------------
Net asset distribution by category:
  Variable annuity contracts ...............................................  $  37,552,232    $   5,177,193    $    30,195,322
                                                                             ---------------  ---------------  -----------------
                                                                             ---------------  ---------------  -----------------


Units outstanding, December 31, 1999 .......................................     11,440,299        4,117,854        11,108,225
Net asset value per unit, December 31, 1999 ................................  $    3.282452    $    1.257255    $     2.718285


                                                                                               SELECT GROWTH       SELECT VALUE
                                                                              SELECT GROWTH      AND INCOME        OPPORTUNITY
                                                                             ---------------  ---------------    ---------------
ASSETS:
Investments in shares of Allmerica Investment Trust ........................  $  40,381,292    $  22,998,632      $  14,229,174
Investments in shares of Fidelity Variable Insurance Products Funds (VIP) ..              -                -                  -
Investment in shares of T. Rowe Price International Series, Inc. ...........              -                -                  -
Investment in shares of Delaware Group Premium Fund, Inc ...................              -                -                  -
Receivable from First  Allmerica Financial Life Insurance
    Company (Sponsor) ......................................................              -                -                  -
                                                                             ---------------  ---------------    ---------------
    Total  assets ..........................................................     40,381,292       22,998,632         14,229,174

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
   Company (Sponsor) .......................................................              -           75,512                  -
                                                                             ---------------  ---------------    ---------------
    Net assets .............................................................  $  40,381,292    $  22,923,120      $  14,229,174
                                                                             ---------------  ---------------    ---------------
                                                                             ---------------  ---------------    ---------------
Net asset distribution by category:
  Variable annuity contracts ...............................................  $  40,381,292    $  22,923,120      $  14,229,174
                                                                             ---------------  ---------------  ---------------
                                                                             ---------------  ---------------  ---------------
Units outstanding, December 31, 1999 .......................................     11,455,113        8,957,758          8,309,201
Net asset value per unit, December 31, 1999 ................................  $    3.525176    $    2.559024      $    1.712460


   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                               December 31, 9999

                                                                                    SELECT                               DGPF
                                                                                INTERNATIONAL    SELECT CAPITAL    INTERNATIONAL
                                                                                    EQUITY        APPRECIATION         EQUITY
                                                                             ----------------- ------------------ ----------------
ASSETS:
Investments in shares of Allmerica Investment Trust ........................  $   22,588,494    $   15,467,194     $            -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP) ..               -                 -                  -
Investment in shares of T. Rowe Price International Series, Inc. ...........               -                 -                  -
Investment in shares of Delaware Group Premium Fund, Inc ...................               -                 -          7,844,338
Receivable from First  Allmerica Financial Life Insurance
    Company (Sponsor) ......................................................               -                 -                  -
                                                                             ----------------  ----------------  -----------------
    Total  assets ..........................................................      22,588,494        15,467,194          7,844,338

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
   Company (Sponsor) .......................................................               3                 -                  2
    Net assets .............................................................  $   22,588,491        15,467,194          7,844,336
                                                                             ----------------  -----------------  ----------------
                                                                             ----------------  -----------------  ----------------
Net asset distribution by category:
  Variable annuity contracts ...............................................  $   22,588,491    $   15,467,194     $    7,844,336
                                                                             ----------------  -----------------  ----------------
                                                                             ----------------  -----------------  ----------------


Units outstanding, December 31, 1999 .......................................      10,840,734         6,678,146          4,559,804
Net asset value per unit, December 31, 1999 ................................  $     2.083668    $     2.316091     $ 1.7203236091


                                                                               FIDELITY VIP      FIDELITY VIP        FIDELITY VIP
                                                                                HIGH INCOME      EQUITY-INCOME          GROWTH
                                                                             -----------------  ----------------  ----------------
ASSETS:
Investments in shares of Allmerica Investment Trust ........................  $            -    $            -     $            -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP) ..      23,300,730        41,823,565         60,703,679
Investment in shares of T. Rowe Price International Series, Inc. ...........               -                 -                  -
Investment in shares of Delaware Group Premium Fund, Inc ...................               -                 -                  -
Receivable from First  Allmerica Financial Life Insurance
    Company (Sponsor) ......................................................               -                 -                  -
                                                                             ----------------   ----------------  ----------------
    Total  assets ..........................................................      23,300,730        41,823,565         60,703,679

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
   Company (Sponsor) .......................................................               -                 -                  -
                                                                             ----------------   ----------------  ----------------
    Net assets .............................................................  $   23,300,730    $   41,823,565     $   60,703,679
                                                                             ----------------   ----------------  ----------------
                                                                             ----------------   ----------------  ----------------
Net asset distribution by category:
  Variable annuity contracts ...............................................  $   23,300,730    $   41,823,565     $   60,703,679
                                                                             ----------------   ----------------  ----------------
                                                                             ----------------   ----------------  ----------------


Units outstanding, December 31, 1999 .......................................      15,019,986        17,835,666         16,527,943
Net asset value per unit, December 31, 1999 ................................  $     1.551315     $    2.344940     $     3.672791


                                                                             FIDELITY VIP    FIDELITY VIP II      T. ROWE PRICE
                                                                               OVERSEAS       ASSET MANAGER    INTERNATIONAL STOCK
                                                                            -------------- ------------------ ---------------------
ASSETS:
Investments in shares of Allmerica Investment Trust ........................ $          -   $              -   $                 -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP) ..    9,725,194          8,748,250                    -
Investment in shares of T. Rowe Price International Series, Inc. ...........            -                  -            10,889,577
Investment in shares of Delaware Group Premium Fund, Inc ...................            -                  -                     -
Receivable from First  Allmerica Financial Life Insurance
    Company (Sponsor) ......................................................            -                  -                     -
                                                                            -------------- ------------------ ---------------------
    Total  assets ..........................................................    9,725,194          8,748,250            10,889,577

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
   Company (Sponsor) .......................................................            -                  -                     -
                                                                            -------------- ------------------ ---------------------
    Net assets .............................................................  $ 9,725,194   $      8,748,250   $        10,889,577
                                                                            -------------- ------------------ ---------------------
                                                                            -------------- ------------------ ---------------------
Net asset distribution by category:
  Variable annuity contracts ...............................................  $ 9,725,194   $      8,748,250   $        10,889,577
                                                                            -------------- ------------------ ---------------------
                                                                            -------------- ------------------ ---------------------


Units outstanding, December 31, 1999 .......................................    4,796,337          4,613,840             5,937,367
Net asset value per unit, December 31, 1999 ................................  $  2.027630   $       1.896089   $          1.834075


   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                   INVESTMENT
                                                                     GROWTH       GRADE INCOME  MONEY MARKET  EQUITY INDEX
                                                                 -------------    ------------  ------------  ------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .    $   165,095      $  460,500    $  598,236    $  284,297
                                                                 -------------    ------------  ------------  ------------
EXPENSES :
  Mortality and expense risk fees. . . . . . . . . . . . . . .        323,203          91,695       147,935       373,833
  Administrative expense fees. . . . . . . . . . . . . . . . .         52,614          14,927        24,082        60,857
                                                                 -------------    ------------  ------------  ------------
    Total expenses . . . . . . . . . . . . . . . . . . . . . .        375,817         106,622       172,017       434,690
                                                                 -------------    ------------  ------------  ------------

    Net investment income (loss) . . . . . . . . . . . . . . .       (210,722)        353,878       426,219      (150,393)
                                                                 -------------    ------------  ------------  ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors. . . . .      2,354,633           5,800             -        45,159
  Net realized gain (loss) from sales of investments . . . . .        314,692         (11,579)            -       294,331
                                                                 -------------    ------------  ------------  ------------
    Net realized gain (loss) . . . . . . . . . . . . . . . . .      2,669,325          (5,779)            -       339,490
  Net unrealized gain (loss) . . . . . . . . . . . . . . . . .      3,944,336        (523,111)            -     5,088,920
                                                                 -------------    ------------  ------------  ------------

     Net realized and unrealized gain (loss) . . . . . . . . .      6,613,661        (528,890)            -     5,428,410
                                                                 -------------    ------------  ------------  ------------
     Net increase (decrease) in net assets from operations . .    $ 6,402,939      $ (175,012)   $  426,219    $5,278,017
                                                                 -------------    ------------  ------------  ------------
                                                                 -------------    ------------  ------------  ------------



                                                                                        SELECT                      SELECT GROWTH
                                                                 GOVERNMENT BOND  AGGRESSIVE GROWTH  SELECT GROWTH    AND INCOME
                                                                 ---------------  -----------------  -------------  -------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .    $     267,146    $             -    $    15,054    $   214,299
                                                                 ---------------  -----------------  -------------  -------------
EXPENSES :
  Mortality and expense risk fees. . . . . . . . . . . . . . .           57,267            286,970        367,811        240,871
  Administrative expense fees. . . . . . . . . . . . . . . . .            9,322             46,716         59,876         39,211
                                                                 ---------------  -----------------  -------------  -------------
    Total expenses . . . . . . . . . . . . . . . . . . . . . .           66,589            333,686        427,687        280,082
                                                                 ---------------  -----------------  -------------  -------------

    Net investment income (loss) . . . . . . . . . . . . . . .          200,557           (333,686)      (412,633)       (65,783)
                                                                 ---------------  -----------------  -------------  -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors. . . . .                -                  -        956,687      1,417,591
  Net realized gain (loss) from sales of investments . . . . .          (25,022)           348,108        242,691        166,282
                                                                 ---------------  -----------------  -------------  -------------
    Net realized gain (loss) . . . . . . . . . . . . . . . . .          (25,022)           348,108      1,199,378      1,583,873
  Net unrealized gain (loss) . . . . . . . . . . . . . . . . .         (219,399)         7,883,902      7,400,373      1,439,837
                                                                 ---------------  -----------------  -------------  -------------

     Net realized and unrealized gain (loss) . . . . . . . . .         (244,421)         8,232,010      8,599,751      3,023,710
                                                                 ---------------  -----------------  -------------  -------------
     Net increase (decrease) in net assets from operations . .    $     (43,864)   $     7,898,324    $ 8,187,118    $ 2,957,927
                                                                 ---------------  -----------------  -------------  -------------
                                                                 ---------------  -----------------  -------------  -------------


                                                                 SELECT VALUE
                                                                  OPPORTUNITY
                                                                 -------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .    $        77
                                                                 -------------
EXPENSES :
  Mortality and expense risk fees. . . . . . . . . . . . . . .        168,326
  Administrative expense fees. . . . . . . . . . . . . . . . .         27,402
                                                                 -------------
    Total expenses . . . . . . . . . . . . . . . . . . . . . .        195,728
                                                                 -------------

    Net investment income (loss) . . . . . . . . . . . . . . .       (195,651)
                                                                 -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors. . . . .        770,979
  Net realized gain (loss) from sales of investments . . . . .        (19,671)
                                                                 -------------
    Net realized gain (loss) . . . . . . . . . . . . . . . . .        751,308
  Net unrealized gain (loss) . . . . . . . . . . . . . . . . .     (1,364,169)
                                                                 -------------

     Net realized and unrealized gain (loss) . . . . . . . . .       (612,861)
                                                                 -------------
     Net increase (decrease) in net assets from operations . .    $  (808,512)
                                                                 -------------
                                                                 -------------



   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                     SELECT                          DGPF
                                                                 INTERNATIONAL  SELECT CAPITAL  INTERNATIONAL  FIDELITY VIP
                                                                     EQUITY      APPRECIATION       EQUITY     HIGH INCOME
                                                                 -------------  --------------  -------------  ------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .    $         -    $          -    $   136,850    $1,886,309
                                                                 -------------  --------------  -------------  ------------
EXPENSES :
  Mortality and expense risk fees. . . . . . . . . . . . . . .        223,269         155,151         85,251       277,658
  Administrative expense fees. . . . . . . . . . . . . . . . .         36,347          25,257         13,879        45,201
                                                                 -------------  --------------  -------------  ------------
    Total expenses . . . . . . . . . . . . . . . . . . . . . .        259,616         180,408         99,130       322,859
                                                                 -------------  --------------  -------------  ------------

    Net investment income (loss) . . . . . . . . . . . . . . .       (259,616)       (180,408)        37,720     1,563,450
                                                                 -------------  --------------  -------------  ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors. . . . .              -          18,801          9,995        70,516
  Net realized gain (loss) from sales of investments . . . . .        233,508          73,953         85,179      (255,991)
                                                                 -------------  --------------  -------------  ------------
    Net realized gain (loss) . . . . . . . . . . . . . . . . .        233,508          92,754         95,174      (185,475)
  Net unrealized gain (loss) . . . . . . . . . . . . . . . . .      5,024,680       2,949,396        776,394       (29,248)
                                                                 -------------  --------------  -------------  ------------

     Net realized and unrealized gain (loss) . . . . . . . . .      5,258,188       3,042,150        871,568      (214,723)
                                                                 -------------  --------------  -------------  ------------
     Net increase (decrease) in net assets from operations . .    $ 4,998,572    $  2,861,742    $   909,288    $1,348,727
                                                                 -------------  --------------  -------------  ------------
                                                                 -------------  --------------  -------------  ------------


                                                                 FIDELITY VIP    FIDELITY VIP   FIDELITY VIP  FIDELITY VIP II
                                                                 EQUITY-INCOME      GROWTH        OVERSEAS     ASSET MANAGER
                                                                 -------------  --------------  ------------  ---------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .    $   541,437    $     64,545    $   98,590    $     206,350
                                                                 -------------  --------------  ------------  ---------------
EXPENSES :
  Mortality and expense risk fees. . . . . . . . . . . . . . .        500,740         571,004        89,844           89,813
  Administrative expense fees. . . . . . . . . . . . . . . . .         81,516          92,955        14,626           14,621
                                                                 -------------  --------------  ------------  ---------------
    Total expenses . . . . . . . . . . . . . . . . . . . . . .        582,256         663,959       104,470          104,434
                                                                 -------------  --------------  ------------  ---------------

    Net investment income (loss) . . . . . . . . . . . . . . .        (40,819)       (599,414)       (5,880)         101,916
                                                                 -------------  --------------  ------------  ---------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors. . . . .      1,196,860       4,058,271       159,017          261,376
  Net realized gain (loss) from sales of investments . . . . .        518,090         423,817       166,845           43,434
                                                                 -------------  --------------  ------------  ---------------
    Net realized gain (loss) . . . . . . . . . . . . . . . . .      1,714,950       4,482,088       325,862          304,810
  Net unrealized gain (loss) . . . . . . . . . . . . . . . . .        (29,350)     10,852,568     2,373,555          284,089
                                                                 -------------  --------------  ------------  ---------------

     Net realized and unrealized gain (loss) . . . . . . . . .      1,685,600      15,334,656     2,699,417          588,899
                                                                 -------------  --------------  ------------  ---------------
     Net increase (decrease) in net assets from operations . .    $ 1,644,781    $ 14,735,242    $2,693,537    $     690,815
                                                                 -------------  --------------  ------------  ---------------
                                                                 -------------  --------------  ------------  ---------------


                                                                    T. ROWE PRICE
                                                                 INTERNATIONAL STOCK
                                                                 -------------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .    $          39,305
                                                                 -------------------
EXPENSES :
  Mortality and expense risk fees. . . . . . . . . . . . . . .              108,177
  Administrative expense fees. . . . . . . . . . . . . . . . .               17,611
                                                                 -------------------
    Total expenses . . . . . . . . . . . . . . . . . . . . . .              125,788
                                                                 -------------------

    Net investment income (loss) . . . . . . . . . . . . . . .              (86,483)
                                                                 -------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors. . . . .              123,530
  Net realized gain (loss) from sales of investments . . . . .              127,661
                                                                 -------------------
    Net realized gain (loss) . . . . . . . . . . . . . . . . .              251,191
  Net unrealized gain (loss) . . . . . . . . . . . . . . . . .            2,415,777
                                                                 -------------------

     Net realized and unrealized gain (loss) . . . . . . . . .            2,666,968
                                                                 -------------------
     Net increase (decrease) in net assets from operations . .    $       2,580,485
                                                                 -------------------
                                                                 -------------------

                             SEPARATE ACCOUNT VA-K

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          INVESTMENT
                                                                           GROWTH                        GRADE INCOME
                                                                   YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                                    1999             1998            1999              1998
                                                              ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .    $    (210,722)   $     (60,681)   $     353,878    $     284,315
    Net realized gain (loss). . . . . . . . . . . . . . . .        2,669,325          227,744           (5,779)          22,115
    Net unrealized gain (loss). . . . . . . . . . . . . . .        3,944,336        2,783,753         (523,111)          69,734
                                                              ---------------  ---------------  ---------------  ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .        6,402,939        2,950,816         (175,012)         376,164
                                                              ---------------  ---------------  ---------------  ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .        1,252,999        1,295,185          359,462          477,719
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .         (987,135)        (854,008)        (308,427)        (278,536)
  Contract benefits . . . . . . . . . . . . . . . . . . . .         (216,420)        (139,181)             -                  -
  Contract charges. . . . . . . . . . . . . . . . . . . . .           (6,798)          (5,051)            (949)            (805)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .        2,506,045        3,331,381          653,869        1,501,451
  Other transfers from (to) the General Account . . . . . .        1,358,025          267,895           (3,653)         (45,851)
                                                              ---------------  ---------------  ---------------  ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .        3,906,716        3,896,221          700,302        1,653,978
                                                              ---------------  ---------------  ---------------  ---------------

  Net increase (decrease) in net assets . . . . . . . . . .       10,309,655        6,847,037          525,290        2,030,142


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .       21,544,810       14,697,773        6,957,372        4,927,230
                                                              ---------------  ---------------  ---------------  ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .    $  31,854,465    $  21,544,810    $  7,482,662     $   6,957,372
                                                              ---------------  ---------------  ---------------  ---------------
                                                              ---------------  ---------------  ---------------  ---------------


                                                                        MONEY MARKET                        EQUITY INDEX
                                                                   YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                   1999               1998              1999              1998
                                                              ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .    $     426,219     $     412,863     $    (150,393)    $     (38,931)
    Net realized gain (loss). . . . . . . . . . . . . . . .                -                 -           339,490           783,712
    Net unrealized gain (loss). . . . . . . . . . . . . . .                -                 -         5,088,920         3,420,684
                                                              ---------------   ---------------   ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .          426,219           412,863         5,278,017         4,165,465
                                                              ---------------   ---------------   ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .       41,248,758        42,956,520         2,053,314         1,870,086
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .         (663,576)       (1,527,192)       (1,285,807)       (1,165,798)
  Contract benefits . . . . . . . . . . . . . . . . . . . .         (163,706)           (7,305)         (317,893)         (196,777)
  Contract charges. . . . . . . . . . . . . . . . . . . . .           (2,910)           (2,579)           (6,761)           (4,591)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .      (38,919,763)      (43,621,528)        6,865,573         5,748,639
  Other transfers from (to) the General Account . . . . . .          141,135         2,251,241         1,513,207           548,442
                                                              ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .        1,639,938            49,157         8,821,633         6,800,001
                                                              ---------------   ---------------   ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .        2,066,157           462,020        14,099,650        10,965,466


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .       10,375,255         9,913,235        23,452,582        12,487,116
                                                              ---------------   ---------------   ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .    $  12,441,412     $  10,375,255     $  37,552,232     $  23,452,582
                                                              ---------------   ---------------   ---------------   ---------------
                                                              ---------------   ---------------   ---------------   ---------------


                                                                       GOVERNMENT BOND
                                                                   YEAR ENDED DECEMBER 31,
                                                                    1999             1998
                                                              ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .    $     200,557     $     114,541
    Net realized gain (loss). . . . . . . . . . . . . . . .          (25,022)           18,037
    Net unrealized gain (loss). . . . . . . . . . . . . . .         (219,399)           22,198
                                                              ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .          (43,864)          154,776
                                                              ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .          377,457           341,848
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .         (121,601)         (183,152)
  Contract benefits . . . . . . . . . . . . . . . . . . . .           (2,353)             (230)
  Contract charges. . . . . . . . . . . . . . . . . . . . .             (695)             (486)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .        1,653,622           946,095
  Other transfers from (to) the General Account . . . . . .             (999)           24,821
                                                              ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .        1,905,431         1,128,896
                                                              ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .        1,861,567         1,283,672


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .        3,315,626         2,031,954
                                                              ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .    $   5,177,193     $   3,315,626
                                                              ---------------   ---------------
                                                              ---------------   ---------------


   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                                                                             SELECT
                                                                        AGGRESSIVE GROWTH                    SELECT GROWTH
                                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                     1999              1998              1999              1998
                                                               ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .     $    (333,686)    $    (248,987)    $    (412,633)    $    (223,375)
    Net realized gain (loss). . . . . . . . . . . . . . . .           348,108           120,729         1,199,378           343,553
    Net unrealized gain (loss). . . . . . . . . . . . . . .         7,883,902         1,626,872         7,400,373         4,813,123
                                                               ---------------   ---------------   ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .         7,898,324         1,498,614         8,187,118         4,933,301
                                                               ---------------   ---------------   ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .         1,341,167         1,667,973         2,185,824         1,762,877
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .        (1,018,716)       (1,107,960)       (1,027,454)       (1,154,143)
  Contract benefits . . . . . . . . . . . . . . . . . . . .          (157,606)           (5,407)          (66,619)          (46,068)
  Contract charges. . . . . . . . . . . . . . . . . . . . .            (7,973)           (6,478)           (9,601)           (5,919)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .         1,002,025         3,440,969         6,544,402         5,348,619
  Other transfers from (to) the General Account . . . . . .           684,379           461,145         1,449,947           743,351
                                                               ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .         1,843,276         4,450,242         9,076,499         6,648,717
                                                               ---------------   ---------------   ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .         9,741,600         5,948,856        17,263,617        11,582,018


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .        20,453,722        14,504,866        23,117,675        11,535,657
                                                               ---------------   ---------------   ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .     $  30,195,322     $  20,453,722     $  40,381,292     $  23,117,675
                                                               ---------------   ---------------   ---------------   ---------------
                                                               ---------------   ---------------   ---------------   ---------------


                                                                        SELECT GROWTH                        SELECT VALUE
                                                                          AND INCOME                          OPPORTUNITY
                                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                      1999              1998              1999              1998
                                                                ---------------   ---------------   ---------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .     $     (65,783)    $     (24,404)    $    (195,651)    $     (54,898)
    Net realized gain (loss). . . . . . . . . . . . . . . .         1,583,873           185,469           751,308            67,905
    Net unrealized gain (loss). . . . . . . . . . . . . . .         1,439,837         1,752,366        (1,364,169)          319,879
                                                               ---------------   ---------------   ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .         2,957,927         1,913,431          (808,512)          332,886
                                                               ---------------   ---------------   ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .           887,196           916,420           807,164         1,013,793
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .          (698,848)         (709,978)         (578,815)         (592,743)
  Contract benefits . . . . . . . . . . . . . . . . . . . .          (239,854)         (158,824)          (70,078)           (6,487)
  Contract charges. . . . . . . . . . . . . . . . . . . . .            (4,329)           (3,598)           (4,406)           (3,938)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .         2,882,328         2,191,454           853,303         2,413,513
  Other transfers from (to) the General Account . . . . . .           653,591           641,774           823,362           408,183
                                                               ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .         3,480,084         2,877,248         1,830,530         3,232,321
                                                               ---------------   ---------------   ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .         6,438,011         4,790,679         1,022,018         3,565,207


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .        16,485,109        11,694,430        13,207,156         9,641,949
                                                               ---------------   ---------------   ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .     $  22,923,120     $  16,485,109     $  14,229,174     $  13,207,156
                                                               ---------------   ---------------   ---------------   ---------------
                                                               ---------------   ---------------   ---------------   ---------------


   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                                                                      SELECT INTERNATIONAL                  SELECT CAPITAL
                                                                             EQUITY                          APPRECIATION
                                                                     YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                                     1999              1998              1999             1998
                                                               ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .     $    (259,616)    $      (1,682)    $    (180,408)    $    (134,524)
    Net realized gain (loss). . . . . . . . . . . . . . . .           233,508            92,023            92,754         1,842,555
    Net unrealized gain (loss). . . . . . . . . . . . . . .         5,024,680         1,717,818         2,949,396          (486,273)
                                                               ---------------   ---------------   ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .         4,998,572         1,808,159         2,861,742         1,221,758
                                                               ---------------   ---------------   ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .           938,996           911,710           806,871           977,644
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .          (598,035)         (543,238)         (408,501)         (481,265)
  Contract benefits . . . . . . . . . . . . . . . . . . . .          (103,902)          (35,297)          (73,268)           (6,055)
  Contract charges. . . . . . . . . . . . . . . . . . . . .            (4,551)           (4,110)           (3,766)           (3,180)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .         1,043,370         1,774,816           844,374           676,351
  Other transfers from (to) the General Account . . . . . .           722,884           388,199           291,915            83,210
                                                               ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .         1,998,762         2,492,080         1,457,625         1,246,705
                                                               ---------------   ---------------   ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .         6,997,334         4,300,239         4,319,367         2,468,463


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .        15,591,157        11,290,918        11,147,827         8,679,364
                                                               ---------------   ---------------   ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .     $  22,588,491     $  15,591,157     $  15,467,194     $  11,147,827
                                                               ---------------   ---------------   ---------------   ---------------
                                                               ---------------   ---------------   ---------------   ---------------


                                                                              DGPF                           FIDELITY VIP
                                                                      INTERNATIONAL EQUITY                   HIGH INCOME
                                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                     1999              1998              1999              1998
                                                               ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .     $      37,720     $      97,218     $   1,563,450     $     834,606
    Net realized gain (loss). . . . . . . . . . . . . . . .            95,174            37,951          (185,475)          658,212
    Net unrealized gain (loss). . . . . . . . . . . . . . .           776,394           277,546           (29,248)       (2,709,154)
                                                               ---------------   ---------------   ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .           909,288           412,715         1,348,727        (1,216,336)
                                                               ---------------   ---------------   ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .           367,188           450,397         1,076,323         2,062,177
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .          (323,376)         (251,355)       (1,108,186)         (987,162)
  Contract benefits . . . . . . . . . . . . . . . . . . . .           (75,382)                -           (80,940)         (107,858)
  Contract charges. . . . . . . . . . . . . . . . . . . . .            (2,042)           (1,772)           (4,678)           (4,164)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .           460,977         1,017,275           924,886         5,202,627
  Other transfers from (to) the General Account . . . . . .           252,896            99,261           472,556           607,069
                                                               ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .           680,261         1,313,806         1,279,961         6,772,689
                                                               ---------------   ---------------   ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .         1,589,549         1,726,521         2,628,688         5,556,353


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .         6,254,787         4,528,266        20,672,042        15,115,689
                                                               ---------------   ---------------   ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .     $   7,844,336     $   6,254,787     $  23,300,730     $  20,672,042
                                                               ---------------   ---------------   ---------------   ---------------
                                                               ---------------   ---------------   ---------------   ---------------


   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                                                                          FIDELITY VIP                       FIDELITY VIP
                                                                         EQUITY-INCOME                          GROWTH
                                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                     1999              1998              1999              1998
                                                               ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .     $     (40,819)    $     (71,964)    $    (599,414)    $    (282,421)
    Net realized gain (loss). . . . . . . . . . . . . . . .         1,714,950         1,679,271         4,482,088         3,404,903
    Net unrealized gain (loss). . . . . . . . . . . . . . .           (29,350)        1,360,035        10,852,568         6,094,613
                                                               ---------------   ---------------   ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .         1,644,781         2,967,342        14,735,242         9,217,095
                                                               ---------------   ---------------   ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .         2,283,854         2,398,189         3,005,646         2,265,258
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .        (1,561,021)       (1,518,197)       (1,926,189)       (1,842,522)
  Contract benefits . . . . . . . . . . . . . . . . . . . .          (372,120)         (137,044)         (334,648)         (153,105)
  Contract charges. . . . . . . . . . . . . . . . . . . . .           (11,244)          (10,250)          (13,812)          (11,095)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .         2,505,465         5,061,840         8,245,102         2,328,047
  Other transfers from (to) the General Account . . . . . .         1,280,927           935,806         1,647,348           713,595
                                                               ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .         4,125,861         6,730,344        10,623,447         3,300,178
                                                               ---------------   ---------------   ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .         5,770,642         9,697,686        25,358,689        12,517,273


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .        36,052,923        26,355,237        35,344,990        22,827,717
                                                               ---------------   ---------------   ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .     $  41,823,565     $  36,052,923     $  60,703,679     $  35,344,990
                                                               ---------------   ---------------   ---------------   ---------------
                                                               ---------------   ---------------   ---------------   ---------------


                                                                         FIDELITY VIP                      FIDELITY VIP II
                                                                           OVERSEAS                          ASSET MANAGER
                                                                     YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                                     1999              1998             1999               1998
                                                               ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .     $      (5,880)    $      11,939     $     101,916     $      75,632
    Net realized gain (loss). . . . . . . . . . . . . . . .           325,862           318,370           304,810           515,185
    Net unrealized gain (loss). . . . . . . . . . . . . . .         2,373,555           200,255           284,089            92,247
                                                               ---------------   ---------------   ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .         2,693,537           530,564           690,815           683,064
                                                               ---------------   ---------------   ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .           414,849           436,787           537,213           447,933
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .          (327,147)         (334,149)         (414,012)         (551,001)
  Contract benefits . . . . . . . . . . . . . . . . . . . .           (25,172)          (27,009)          (32,731)          (68,728)
  Contract charges. . . . . . . . . . . . . . . . . . . . .            (2,345)           (2,070)           (1,840)           (1,417)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .           528,915           833,047         1,419,160           701,410
  Other transfers from (to) the General Account . . . . . .           156,409           175,177           464,372           102,018
                                                               ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .           745,509         1,081,783         1,972,162           630,215
                                                               ---------------   ---------------   ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .         3,439,046         1,612,347         2,662,977         1,313,279


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .         6,286,148         4,673,801         6,085,273         4,771,994
                                                               ---------------   ---------------   ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .     $   9,725,194     $   6,286,148     $   8,748,250     $   6,085,273
                                                               ---------------   ---------------   ---------------   ---------------
                                                               ---------------   ---------------   ---------------   ---------------


                                                                         T. ROWE PRICE
                                                                      INTERNATIONAL STOCK
                                                                    YEAR ENDED DECEMBER 31,
                                                                     1999             1998
                                                               ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
    Net investment income (loss). . . . . . . . . . . . . .     $     (86,483)    $      (6,236)
    Net realized gain (loss). . . . . . . . . . . . . . . .           251,191            75,474
    Net unrealized gain (loss). . . . . . . . . . . . . . .         2,415,777           794,299
                                                               ---------------   ---------------

    Net increase (decrease)  in net assets from
     operations . . . . . . . . . . . . . . . . . . . . . .         2,580,485           863,537
                                                               ---------------   ---------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments . . . . . . . . . . . . . . . . . .           425,683           476,174
  Withdrawals . . . . . . . . . . . . . . . . . . . . . . .          (207,845)         (231,411)
  Contract benefits . . . . . . . . . . . . . . . . . . . .          (102,701)          (13,764)
  Contract charges. . . . . . . . . . . . . . . . . . . . .            (2,157)           (1,792)
  Transfers between sub-accounts (including fixed
   account), net. . . . . . . . . . . . . . . . . . . . . .           (13,653)        1,103,994
  Other transfers from (to) the General Account . . . . . .           294,802           174,146
                                                               ---------------   ---------------
  Net increase (decrease) in net assets from contract
   transactions . . . . . . . . . . . . . . . . . . . . . .           394,129         1,507,347
                                                               ---------------   ---------------

  Net increase (decrease) in net assets . . . . . . . . . .         2,974,614         2,370,884


NET ASSETS:
  Beginning of year . . . . . . . . . . . . . . . . . . . .         7,914,963         5,544,079
                                                               ---------------   ---------------
  End of year . . . . . . . . . . . . . . . . . . . . . . .     $  10,889,577     $   7,914,963
                                                               ---------------   ---------------
                                                               ---------------   ---------------


   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT VA-K

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

    Separate Account VA-K, which funds the Allmerica Advantage, ExecAnnuity Plus and Allmerica Immediate Advantage variable annuity contracts, in addition to other contracts (the Delaware Medallion variable annuity contracts), is a separate investment account of First Allmerica Financial Life Insurance Company (the Company). The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Separate Account VA-K was established on April 1, 1994 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity contracts issued by the Company. Under applicable insurance law, the assets and liabilities of Separate Account VA-K are clearly identified and distinguished from the other assets and liabilities of the Company. Separate Account VA-K cannot be charged with liabilities arising out of any other business of the Company.

    Separate Account VA-K is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Separate Account VA-K currently offers eighteen Sub-Accounts under the Allmerica Advantage and ExecAnnuity Plus variable annuity contracts and twenty Sub-Accounts under the Allmerica Immediate Advantage variable annuity contracts. Each Sub-Account invests exclusively in a corresponding investment portfolio of Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), an indirect wholly-owned subsidiary of the Company; or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II) managed by Fidelity Management & Research Company (FMR); or of the Delaware Group Premium Fund
(DGPF) managed by Delaware International Advisers Ltd.; or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc. The Trust, Fidelity VIP, Fidelity VIP II, DGPF, and T. Rowe Price (the Funds) are open-end, management investment companies registered under the 1940 Act.

    Effective May 1, 2000, AIT Investment Grade Income Fund will be renamed Select Investment Grade Income Fund and AIT Growth Fund will be renamed Core Equity Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS - Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES - The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Separate Account VA-K. Therefore, no provision for income taxes has been charged against Separate Account VA-K.

                              SEPARATE ACCOUNT VA-K

NOTE 3 - INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1999 were as follows:

                                                                  PORTFOLIO INFORMATION
                                                      ---------------------------------------------
                                                                                         NET ASSET
                                                         NUMBER OF        AGGREGATE        VALUE
              INVESTMENT PORTFOLIO                        SHARES            COST         PER SHARE
              --------------------                    --------------   --------------   -----------
  Growth  . . . . . . . . . . . . . . . . . . . . . .     9,563,995     $ 24,918,919       $ 3.311
  Investment Grade Income . . . . . . . . . . . . . .     7,119,564        7,820,753         1.051
  Money Market  . . . . . . . . . . . . . . . . . . .    12,444,661       12,444,661         1.000
  Equity Index. . . . . . . . . . . . . . . . . . . .     9,268,029       27,182,985         4.060
  Government Bond . . . . . . . . . . . . . . . . . .     5,120,863        5,367,144         1.011
  Select Aggressive Growth  . . . . . . . . . . . . .     8,852,337       18,974,244         3.411
  Select Growth . . . . . . . . . . . . . . . . . . .    13,244,110       26,686,731         3.049
  Select Growth and Income. . . . . . . . . . . . . .    11,897,895       18,647,029         1.933
  Select Value Opportunity. . . . . . . . . . . . . .     9,355,144       14,597,670         1.521
  Select International Equity . . . . . . . . . . . .    11,121,858       15,206,169         2.031
  Select Capital Appreciation . . . . . . . . . . . .     7,533,947       11,724,744         2.053
  DGPF International Equity . . . . . . . . . . . . .       421,059        6,393,416        18.630
  Fidelity VIP High Income  . . . . . . . . . . . . .     2,060,188       24,328,238        11.310
  Fidelity VIP Equity-Income  . . . . . . . . . . . .     1,626,743       35,043,958        25.710
  Fidelity VIP Growth . . . . . . . . . . . . . . . .     1,105,110       38,840,482        54.930
  Fidelity VIP Overseas . . . . . . . . . . . . . . .       354,417        6,671,145        27.440
  Fidelity VIP II Asset Manager . . . . . . . . . . .       468,573        7,634,435        18.670
  T. Rowe Price International Stock . . . . . . . . .       571,932        7,547,860        19.040

NOTE 4 - RELATED PARTY TRANSACTIONS

    The Company makes a charge of 1.25% per annum to Allmerica Advantage, ExecAnnuity Plus and to Allmerica Immediate Advantage based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account of Allmerica Advantage, ExecAnnuity Plus and Allmerica Immediate Advantage 0.20% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account and are paid to the Company on a daily basis.

    For contracts issued on Form A3018-94 (ExecAnnuity Plus), a contract fee is deducted on the contract anniversary and upon full surrender of the contract when the accumulated value is $50,000 or less. The fee is the lesser of $30 or 3% of the accumulated value on the contract anniversary or full surrender date. For contracts issued on Form A3025-96 (Allmerica Advantage), a contract fee of $30 is deducted on the contract anniversary and upon full surrender when the accumulated value is less than $50,000. The fee is currently waived for all contracts (ExecAnnuity Plus and Allmerica Advantage) issued to and maintained by the trustee of a 401(k) plan.

    Allmerica Investments, Inc., (Allmerica Investments), an indirect wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Separate Account VA-K, and does not receive any compensation for sales of the contracts. Commissions are paid to registered representatives of Allmerica Investments by the Company. Allmerica Advantage and ExecAnnuity Plus contracts have a contingent deferred sales charge and no deduction is made for sales charges at the time of the sale.

                              SEPARATE ACCOUNT VA-K

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS

    Transactions from contractowners and sponsor were as follows:

                                                                              YEAR ENDED DECEMBER 31,
                                                                      1999                               1998
                                                      -----------------------------------   ---------------------------------
                                                            UNITS             AMOUNT            UNITS             AMOUNT
                                                      ----------------   ----------------   -------------    ----------------
Growth
  Issuance of Units . . . . . . . . . . . . . . .           2,838,227     $    7,105,831       3,196,609      $    6,772,868
  Redemption of Units . . . . . . . . . . . . . .          (1,362,213)        (3,199,115)     (1,373,701)         (2,876,647)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,476,014     $    3,906,716       1,822,908      $    3,896,221
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Investment Grade Income
  Issuance of Units . . . . . . . . . . . . . . .           1,668,246     $    2,226,512       2,044,414      $    2,696,090
  Redemption of Units . . . . . . . . . . . . . .          (1,141,863)        (1,526,210)       (773,878)         (1,042,112)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .             526,383     $      700,302       1,270,536      $    1,653,978
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Money Market
  Issuance of Units . . . . . . . . . . . . . . .          45,985,028     $   50,757,480      48,203,810      $   54,962,039
  Redemption of Units . . . . . . . . . . . . . .         (44,623,695)       (49,117,542)    (48,148,881)        (54,912,882)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,361,333     $    1,639,938          54,929      $       49,157
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Equity Index
  Issuance of Units . . . . . . . . . . . . . . .           4,377,991     $   12,478,466       4,063,578      $    9,923,583
  Redemption of Units . . . . . . . . . . . . . .          (1,416,195)        (3,656,833)     (1,295,473)         (3,123,582)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           2,961,796     $    8,821,633       2,768,105      $    6,800,001
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Government Bond
  Issuance of Units . . . . . . . . . . . . . . .           3,481,100     $    4,068,069       2,440,242      $    3,015,884
  Redemption of Units . . . . . . . . . . . . . .          (1,968,201)        (2,162,638)     (1,529,683)         (1,886,988)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,512,899     $    1,905,431         910,559      $    1,128,896
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Select Aggressive Growth
  Issuance of Units . . . . . . . . . . . . . . .           2,754,461     $    5,755,614       3,742,763      $    7,274,206
  Redemption of Units . . . . . . . . . . . . . .          (1,928,576)        (3,912,338)     (1,407,342)         (2,823,964)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .             825,885     $    1,843,276       2,335,421      $    4,450,242
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Select Growth
  Issuance of Units . . . . . . . . . . . . . . .           4,449,518     $   12,858,990       4,160,290      $    9,729,097
  Redemption of Units . . . . . . . . . . . . . .          (1,383,502)        (3,782,491)     (1,360,001)         (3,080,380)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           3,066,016     $    9,076,499       2,800,289      $    6,648,717
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Select Growth and Income
  Issuance of Units . . . . . . . . . . . . . . .           2,419,585     $    5,776,930       2,568,312      $    4,993,792
  Redemption of Units . . . . . . . . . . . . . .            (980,376)        (2,296,846)     (1,170,883)         (2,116,544)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,439,209     $    3,480,084       1,397,429      $    2,877,248
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Select Value Opportunity
  Issuance of Units . . . . . . . . . . . . . . .           2,585,542     $    4,303,678       2,771,415      $    5,006,786
  Redemption of Units . . . . . . . . . . . . . .          (1,519,807)        (2,473,148)       (994,406)         (1,774,465)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,065,735     $    1,830,530       1,777,009      $    3,232,321
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------


                                     SA-11

                              SEPARATE ACCOUNT VA-K

                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                                              YEAR ENDED DECEMBER 31,
                                                                      1999                               1998
                                                      -----------------------------------   ---------------------------------
                                                            UNITS             AMOUNT            UNITS             AMOUNT
                                                      ----------------   ----------------   -------------    ----------------
Select International Equity
  Issuance of Units . . . . . . . . . . . . . . .           2,901,922     $    4,637,861       2,894,703      $    4,527,204
  Redemption of Units . . . . . . . . . . . . . .          (1,774,034)        (2,639,099)     (1,258,209)         (2,035,124)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,127,888     $    1,998,762       1,636,494      $    2,492,080
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Select Capital Appreciation
  Issuance of Units . . . . . . . . . . . . . . .           1,668,178     $    3,161,299       1,891,659      $    3,122,674
  Redemption of Units . . . . . . . . . . . . . .            (936,701)        (1,703,674)     (1,142,204)         (1,875,969)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .             731,477     $    1,457,625         749,455      $    1,246,705
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

DGPF International Equity
  Issuance of Units . . . . . . . . . . . . . . .           1,442,035     $    1,822,469       1,486,205      $    2,175,924
  Redemption of Units . . . . . . . . . . . . . .          (1,030,011)        (1,142,208)       (604,270)           (862,118)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .             412,024     $      680,261         881,935      $    1,313,806
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Fidelity VIP High Income
  Issuance of Units . . . . . . . . . . . . . . .           5,073,951     $    7,695,969       6,929,705      $   10,678,702
  Redemption of Units . . . . . . . . . . . . . .          (4,257,220)        (6,416,008)     (2,520,698)         (3,906,013)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .             816,731     $    1,279,961       4,409,007      $    6,772,689
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Fidelity VIP Equity-Income
  Issuance of Units . . . . . . . . . . . . . . .           4,637,345     $   10,608,146       5,589,831      $   11,872,225
  Redemption of Units . . . . . . . . . . . . . .          (2,912,701)        (6,482,285)     (2,438,089)         (5,141,881)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,724,644     $    4,125,861       3,151,742      $    6,730,344
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Fidelity VIP Growth
  Issuance of Units . . . . . . . . . . . . . . .           5,332,578     $   16,144,378       3,232,147      $    7,273,604
  Redemption of Units . . . . . . . . . . . . . .          (1,839,285)        (5,520,931)     (1,772,972)         (3,973,426)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           3,493,293     $   10,623,447       1,459,175      $    3,300,178
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Fidelity VIP Overseas
  Issuance of Units . . . . . . . . . . . . . . .           1,511,089     $    2,442,012       1,414,651      $    1,993,759
  Redemption of Units . . . . . . . . . . . . . .          (1,072,506)        (1,696,503)       (657,938)           (911,976)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .             438,583     $      745,509         756,713      $    1,081,783
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

Fidelity VIP II Asset Manager
  Issuance of Units . . . . . . . . . . . . . . .           1,723,766     $    2,984,705       1,093,306      $    1,742,931
  Redemption of Units . . . . . . . . . . . . . .            (623,602)        (1,012,543)       (704,485)         (1,112,716)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .           1,100,164     $    1,972,162         388,821      $      630,215
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

T. Rowe Price International Stock
  Issuance of Units . . . . . . . . . . . . . . .           1,268,569     $    1,791,489       1,891,293      $    2,454,236
  Redemption of Units . . . . . . . . . . . . . .          (1,001,312)        (1,397,360)       (756,997)           (946,889)
                                                      ----------------   ----------------   -------------    ----------------
    Net increase (decrease) . . . . . . . . . . .             267,257     $      394,129       1,134,296      $    1,507,347
                                                      ----------------   ----------------   -------------    ----------------
                                                      ----------------   ----------------   -------------    ----------------

                              SEPARATE ACCOUNT VA-K

NOTE 6 - DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Separate Account VA-K satisfies the current requirements of the regulations, and it intends that Separate Account VA-K will continue to meet such requirements.

NOTE 7 - PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Separate Account VA-K during the year ended December 31, 1999 were as follows:

              INVESTMENT PORTFOLIO                       PURCHASES          SALES
              --------------------                    --------------   --------------
  Growth . . . . . . . . . . . . . . . . . . .         $  7,440,215     $  1,859,502
  Investment Grade Income. . . . . . . . . . .            2,167,164        1,107,184
  Money Market . . . . . . . . . . . . . . . .           29,732,493       27,663,120
  Equity Index . . . . . . . . . . . . . . . .           10,065,420        1,234,110
  Government Bond. . . . . . . . . . . . . . .            3,952,169        1,846,181
  Select Aggressive Growth . . . . . . . . . .            3,077,841        1,568,251
  Select Growth  . . . . . . . . . . . . . . .           10,606,061          985,508
  Select Growth and Income . . . . . . . . . .            5,923,944          984,048
  Select Value Opportunity . . . . . . . . . .            3,494,767        1,088,909
  Select International Equity. . . . . . . . .            2,921,317        1,182,168
  Select Capital Appreciation. . . . . . . . .            1,989,362          693,344
  DGPF International Equity. . . . . . . . . .            1,425,526          697,548
  Fidelity VIP High Income . . . . . . . . . .            7,052,384        4,138,457
  Fidelity VIP Equity-Income . . . . . . . . .            8,326,912        3,045,010
  Fidelity VIP Growth. . . . . . . . . . . . .           15,675,402        1,593,098
  Fidelity VIP Overseas. . . . . . . . . . . .            2,032,652        1,134,006
  Fidelity VIP II Asset Manager. . . . . . . .            2,914,612          579,158
  T. Rowe Price International Stock. . . . . .            1,290,960          859,784
                                                      --------------   --------------
    Totals . . . . . . . . . . . . . . . . . .         $120,089,201     $ 52,259,386
                                                      --------------   --------------
                                                      --------------   --------------

NOTE 8 - PLAN OF SUBSTITUTION FOR PORTFOLIO OF THE TRUST

    An application has been filed with the Securities and Exchange Commission
(SEC) seeking an order approving the substitution of shares of the Select Investment Grade Income Fund (SIGIF) for all of the shares of the Select Income Fund (SIF). To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. The effect of the substitution will be to replace SIF shares with SIGIF shares. The substitution is planned to be effective on or about July 1, 2000.

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    (a)   FINANCIAL STATEMENTS

          Financial Statements Included in Part A
          None

          Financial Statements Included in Part B
          Financial Statements for First Allmerica Financial Life Insurance Company
          Financial Statements for Separate Account VA-K of First Allmerica Financial Life Insurance Company

          Financial Statements Included in Part C
          None

    (b)   EXHIBITS

     EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated August 20, 1991 was previously filed on April 24, 1998 in Registration Statement No.
                    33-71052/811-8114, Post-Effective Amendment No. 9, and is incorporated by reference herein.

     EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the registrant NOT pursuant to a trust indenture or other such instrument.

     EXHIBIT 3      (a)  Underwriting and Administrative Services Agreement was
                         previously filed on April 24, 1998 in Registration Statement No. 33-71052/811-8114, Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (b) Sales Agreements were previously filed on April 24, 1998 in Registration Statement No. 33-71052/811-8114, Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (c) General Agent's Agreement was previously filed on April 24, 1998 in Registration Statement
                         No. 33-71052/811-8114, Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (d) IVA Commission Schedule was previously filed on June 29, 1999 in Registrant's initial Registration Statement No. 333-81859, 811-8114 and is incorporated by reference herein. Career Agent Agreement was previously filed on April 24, 1998 in Registration Statement No. 33-71052/811-8114, Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (e) Registered Representative's Agreement was previously filed on April 24, 1998 in Registration Statement
                         No. 33-71052/811-8114, Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (f) Form of First Union IVA Commission Schedule is filed herewith.

                    (g) Form of First Union Distribution Agreement is filed herewith.

                    (h)  Form of Selling Group Agreement is filed herewith.

     EXHIBIT 4 Contract Form A3029-99 was previously filed on October 14, 1999 in Pre-Effective Amendment No. 1 of Registration Statement No. 333-81861/811-6293 and is incorporated by reference herein.

     EXHIBIT 5(A) Application Form 10999 was previously filed on June 29, 1999 in Registrant's initial Registration Statement
                    No. 333-81861/811-6293 and is incorporated by reference herein.


     EXHIBIT 5(B)   Application Form 11591NY is filed herewith.


     EXHIBIT 6 The Depositor's Articles of Incorporation and Bylaws, as amended to reflect its name change, were previously filed on October 1, 1995 in Registration Statement No. 33-71052/811-8114, Post-Effective Amendment No. 4, and are incorporated by reference herein. The Depositor's Revised Bylaws were previously filed on April 30, 1996 in Registration Statement No. 33-71052/811-8114, Post-Effective Amendment No. 5, and are incorporated by reference herein.

     EXHIBIT 7      Not Applicable.

     EXHIBIT 8      (a)  Fidelity Services Agreement was previously filed on
                         April 30, 1996 in Registration Statement
                         No. 33-71052/811-8114, Post-Effective Amendment No. 5, and is incorporated by reference herein.

                    (b) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on May 1, 1997 in Registration Statement
                         No. 33-71052/811-8114, Post-Effective Amendment No. 8, and is incorporated by reference herein.

                    (c) Fidelity Service Contract, effective January 1, 1997, was previously filed on May 1, 1997 in Registration Statement No. 33-71052/811-8114, Post-Effective Amendment No. 8, and is incorporated by reference herein.

                    (d) T. Rowe Price Service Agreement was previously filed on April 24, 1998 in Registration Statement
                         No. 33-71052/811-8114, Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (e) BFDS Agreements for lockbox and mailroom services were previously filed on April 24, 1998 in Registration Statement No. 33-71052/811-8114, Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (f)  Directors' Power of Attorney is filed herewith.

                    (g) Form of Service Agreement with Templeton Funds Annuity Company is filed herewith.

     EXHIBIT 9      Opinion of Counsel is filed herewith.

     EXHIBIT 10     Consent of Independent Accountants is filed herewith.

     EXHIBIT 11     None.

     EXHIBIT 12     None.

     EXHIBIT 13 Schedule for Computation of Performance Quotations was previously filed on October 14, 1999 in Pre-Effective Amendment No. 1 of Registration Statement No.
                    333-81861/811-6293 and is incorporated by reference herein.

     EXHIBIT 14     Not Applicable.

     EXHIBIT 15     (a)  Participation Agreement with Allmerica Investment Trust dated March 22, 2000 was previously filed in April 2000 in Post-Effective Amendment No. 11 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein.

                    (b) Amendment dated March 29, 2000 and Amendment dated November 13, 1998 to the Variable Products Fund Participation Agreement were previously filed in April 2000 in Post-Effective Amendment No. 11 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed on April 24, 1998 in Registration Statement No. 33-71052/811-8114, Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (c) Amendment dated March 29, 2000 and Amendment dated October 4, 1999 to the Variable Products Fund II Participation Agreement were previously filed in April 2000 in Post-Effective Amendment No. 11 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed on April 24, 1998 in Registration Statement No. 33-71052/811-8114, Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (d) Form of Amendment was previously filed in April 2000 in Post-Effective Amendment No. 12 of Registration Statement No. 33-71054/811-8114, and is incorporated by reference herein. Form of Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 24, 1998 in Registration Statement
                         No. 33-71052/811-8114, Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (e) Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 24, 1998 in Registration Statement
                         No. 33-71052/811-8114, Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (f) Form of Amendment to AIM Participation Agreement was previously filed in April2000 in Post-Effective Amendment No. 12 of Registration Statement No. 33-71054/811-8114, and is incorporated by reference herein. Participation Agreement with AIM Variable Insurance Funds, Inc. was previously filed on August 27, 1998 in Post-Effective Amendment No. 2 of Registration Statement No. 333-16929/811-7747, and is incorporated by reference herein.

                    (g) Participation Agreement with Alger was previously filed in April 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 333-10285/811-7769, and is incorporated by reference herein.

                    (h) Form of Dreyfus Participation Agreement is filed herewith.

                    (i) Form of Evergreen Participation Agreement is filed herewith.

                    (j) Form of Federated Participation Agreement is filed herewith.

                    (k) Form of Participation Agreement with Franklin Templeton was previously filed in April 2000 in Post-Effective Amendment No. 27 of Registration Statement No. 33-71054/811-8114, and is incorporated by reference herein.

                    (l)  Form of MFS Participation Agreement is filed herewith.

                    (m) Form of Oppenheimer Participation Agreement is filed herewith.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

  The Principal business address of all the following Directors and Officers is:
  440 Lincoln Street
  Worcester, Massachusetts  01653

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


 NAME AND POSITION WITH COMPANY                       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 ------------------------------                       ----------------------------------------------
  Bruce C. Anderson                         Director (since 1996), Vice President (since 1984) and Assistant
    Director and Vice President             Secretary (since 1992) of First Allmerica

  Warren E. Barnes                          Vice President (since 1996) and Corporate Controller (since 1998) of
    Vice President and                      First Allmerica
    Corporate Controller

  Mark R. Colborn                           Director (since 2000) and Vice President (since 1992) of First
    Director and Vice President             Allmerica

  Mary Eldridge                             Secretary (since 1999) of Allmerica Financial; Secretary (since
    Secretary                               1999) of Allmerica Investments, Inc.; and Secretary (since 1999) of
                                            Allmerica Financial Investment Management Services, Inc.

  J. Kendall Huber                          Director, Vice President and General Counsel of First Allmerica
    Director, Vice President and            (since 2000); Vice President (1999) of Promos Hotel Corporation;
    General Counsel                         Vice President & Deputy General Counsel (1998-1999) of Legg Mason,
                                            Inc.; Vice President and Deputy General Counsel (1995-1998) of USF&G
                                            Corporation

  John P. Kavanaugh                         Director and Chief Investment Officer (since 1996) and Vice
    Director, Vice President and            President (since 1991) of First Allmerica; Vice President (since




    Chief Investment Officer                1998) of Allmerica Financial Investment Management Services, Inc.;
                                            and President (since 1995) and Director (since 1996) of Allmerica
                                            Asset Management, Inc.

  J. Barry May                              Director (since 1996) of First Allmerica; Director and President
   Director                                 (since 1996) of The Hanover Insurance Company; and Vice President
                                            (1993 to 1996) of The Hanover Insurance Company

  James R. McAuliffe                        Director (since 1996) of First Allmerica; Director (since 1992),
    Director                                President (since 1994) and Chief Executive Officer (since 1996) of
                                            Citizens Insurance Company of America

  Mark C. McGivney                          Vice President (since 1997) and Treasurer (since 2000) of First
    Vice President and Treasurer            Allmerica; Associate, Investment Banking (1996 -1997) of Merrill
                                            Lynch & Co.; Associate, Investment Banking (1995) of Salomon
                                            Brothers, Inc.; Treasurer (since 2000) of Allmerica Investments,
                                            Inc., Allmerica Asset Management, Inc. and Allmerica Financial
                                            Investment Management Services, Inc.

  John F. O'Brien                           Director, President and Chief Executive Officer (since 1989) of
    Director, President and Chief           First Allmerica
    Executive Officer

  Edward J. Parry, III                      Director and Chief Financial Officer (since 1996), Vice President
    Director, Vice President,               (since 1993), and Treasurer (1993 - 2000) of First Allmerica
    Chief Financial Officer

  Richard M. Reilly                         Director (since 1996) and Vice President (since 1990) of First
    Director and Vice President             Allmerica; President (since 1995) of Allmerica Financial Life
                                            Insurance and Annuity Company; Director (since 1990) of Allmerica
                                            Investments, Inc.; and Director and President (since 1998) of Allmerica
                                            Financial Management Services, Inc.

  Robert P. Restrepo, Jr.                   Director and Vice President (since 1998) of First Allmerica;
    Director and Vice President             Director (since 1998) of The Hanover Insurance Company; Chief
                                            Executive Officer (1996 to 1998) of Travelers Property & Casualty;
                                            Senior Vice President (1993 to 1996) of Aetna Life & Casualty Company

  Eric A. Simonsen                          Director (since 1996) and Vice President (since 1990) of First
  Director and Vice President               Allmerica; Director (since 1991) of Allmerica Investments, Inc.; and
                                            Director (since 1991) of Allmerica Financial Investment Management
                                            Services, Inc.

ITEM 26.  PERSONS UNDER COMMON CONTROL WITH REGISTRANT

                                                   Allmerica Financial Corporation

                                                              Delaware

       |               |               |               |               |               |               |               |
________________________________________________________________________________________________________________________________
      100%           100%             100%            100%            100%            100%            100%            100%
   Allmerica       Financial       Allmerica,       Allmerica   First Allmerica   AFC Capital     Allmerica      First Sterling
     Asset        Profiles, Inc.      Inc.          Funding     Financial Life      Trust I       Services          Limited
Management, Inc.                                     Corp.         Insurance                     Corporation
                                                                   Company

 Massachusetts    California     Massachusetts   Massachusetts   Massachusetts      Delaware     Massachusetts      Bermuda
      |                                                               |                                               |
      |                                  ___________________________________________________________          ________________
      |                                          |                    |                  |                            |
      |                                         100%                99.2%               100%                         100%
      |                                      Advantage            Allmerica           Allmerica                First Sterling
      |                                      Insurance              Trust           Financial Life               Reinsurance
      |                                     Network, Inc.       Company, N.A.       Insurance and                  Company
      |                                                                            Annuity Company                 Limited
      |
      |                                       Delaware       Federally Chartered      Delaware                     Bermuda
      |                                                                                   |
      |_________________________________________________________________________________________________________________________
      |      |            |             |              |             |            |            |            |            |
      |     100%         100%          100%           100%          100%         100%         100%         100%         100%
      |   Allmerica    Allmerica     Allmerica      Allmerica     Allmerica    Allmerica    Allmerica    Allmerica    Allmerica
      | Investments,   Investment    Financial      Financial    Investments  Investments  Investments  Investments  Investments
      |     Inc.       Management    Investment     Services      Insurance    Insurance   Insurance    Insurance     Insurance
      |               Company, Inc.  Management     Insurance    Agency Inc.  Agency of    Agency Inc.  Agency Inc.   Agency Inc.
      |                             Services, Inc. Agency, Inc.  of Alabama   Florida Inc. of Georgia  of Kentucky  of Mississippi
      |
      |Massachusetts  Massachusetts Massachusetts  Massachusetts   Alabama      Florida      Georgia    Kentucky      Mississippi
      |
________________________________________________________________
      |              |                |               |
     100%           100%             100%            100%
  Allmerica    Sterling Risk       Allmerica       Allmerica
   Property      Management      Benefits, Inc.      Asset
 & Casualty    Services, Inc.                      Management,
Companies, Inc.                                     Limited

    Delaware       Delaware          Florida         Bermuda
       |
________________________________________________
       |              |                |
      100%           100%             100%
  The Hanover      Allmerica        Citizens
   Insurance       Financial       Insurance
    Company        Insurance        Company
                 Brokers, Inc.    of Illinois

 New Hampshire  Massachusetts       Illinois
       |
________________________________________________________________________________________________________________________________
       |               |               |               |               |               |               |               |
      100%           100%             100%            100%            100%            100%            100%            100%
    Allmerica      Allmerica      The Hanover    Hanover Texas      Citizens     Massachusetts      Allmerica        AMGRO
    Financial        Plus           American        Insurance     Corporation    Bay Insurance      Financial         Inc.
     Benefit       Insurance       Insurance       Management                       Company         Alliance
    Insurance     Agency, Inc.      Company       Company, Inc.                                    Insurance
    Company                                                                                         Company

  Pennsylvania  Massachusetts    New Hampshire       Texas          Delaware     New Hampshire   New Hampshire   Massachusetts
                                                                       |                                               |
                                                ________________________________________________                ________________
                                                       |               |               |                               |
                                                      100%            100%            100%                            100%
                                                    Citizens        Citizens        Citizens                      Lloyds Credit
                                                    Insurance       Insurance       Insurance                      Corporation
                                                     Company         Company         Company
                                                    of Ohio        of America        of the
                                                                                     Midwest

                                                      Ohio          Michigan        Indiana                      Massachusetts
                                                                       |
                                                               _________________
                                                                       |
                                                                      100%
                                                                    Citizens
                                                                   Management
                                                                      Inc.

                                                                    Michigan



-----------------  -----------------  -----------------
   Allmerica          Greendale             AAM
    Equity             Special          Equity Fund
  Index Pool          Placements
                        Fund

 Massachusetts      Massachusetts      Massachusetts


-------- Grantor Trusts established for the benefit of First Allmerica, Allmerica Financial Life, Hanover and Citizens


          ---------------   ----------------
             Allmerica         Allmerica
          Investment Trust     Securities
                                 Trust

           Massachusetts     Massachusetts


--------  Affiliated Management Investment Companies


                  ...............
                  Hanover Lloyd's
                    Insurance
                     Company

                      Texas


-------- Affiliated Lloyd's plan company, controlled by Underwriters for the benefit of The Hanover Insurance Company


         -----------------  -----------------
            AAM Growth       AAM High Yield
             & Income         Fund, L.L.C.
            Fund L.P.

            Delaware         Massachusetts

________ L.P. or L.L.C. established for the benefit of First Allmerica, Allmerica Financial Life, Hanover and Citizens

                             FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


              NAME                                     ADDRESS                      TYPE OF BUSINESS
              ----                                     -------                      ----------------
AAM Equity Fund                                   440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

AAM Growth &  Income Fund, L.P                    440 Lincoln Street              Limited Partnership
                                                  Worcester MA 01653

Advantage Insurance Network Inc.                  440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street              Statutory Business Trust
                                                  Worcester MA 01653

Allmerica Asset Management Limited                440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

Allmerica Asset Management, Inc.                  440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653
Allmerica Benefits, Inc.                          440 Lincoln Street              Non-insurance medical services
                                                  Worcester MA 01653

Allmerica Equity Index Pool                       440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            100 North Parkway               Multi-line property and casualty
Company                                           Worcester MA 01605              insurance


Allmerica Financial Benefit Insurance             100 North Parkway               Multi-line property and casualty
Company                                           Worcester MA 01605              insurance

Allmerica Financial Corporation                   440 Lincoln Street              Holding Company
                                                  Worcester MA 01653

Allmerica Financial Insurance                     440 Lincoln Street              Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Life Insurance                440 Lincoln Street              Life insurance, accident health
and Annuity Company (formerly known               Worcester MA 01653              insurance, annuities, variable
as SMA Life Assurance Company                                                     annuities and variable life insurance

Allmerica Financial Services Insurance            440 Lincoln Street              Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Funding Corp.                           440 Lincoln Street              Special purpose funding vehicle for
                                                  Worcester MA 01653              commercial paper



Allmerica, Inc.                                   440 Lincoln Street              Common employer for Allmerica
                                                  Worcester MA 01653              Financial Corporation entities

Allmerica Financial Investment                    440 Lincoln Street              Investment advisory services
Management Services, Inc. (formerly               Worcester MA 01653
known as Allmerica Institutional Services, Inc.
and 440 Financial Group of
Worcester, Inc.)

Allmerica Investment Management                   440 Lincoln Street              Investment advisory services
Company, Inc.                                     Worcester MA 01653



Allmerica Investments, Inc.                       440 Lincoln Street              Securities, retail broker-dealer
                                                  Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    200 Southbridge Parkway         Insurance Agency
Alabama                                           Suite 400
                                                  Birmingham, AL 35209

Allmerica Investments Insurance Agency of         14211 Commerce Way              Insurance Agency
Florida, Inc.                                     Miami Lakes, FL 33016

Allmerica Investment Insurance Agency Inc. of     1455 Lincoln Parkway            Insurance Agency
Georgia                                           Suite 300
                                                  Atlanta, GA 30346

Allmerica Investment Insurance Agency Inc. of     Barkley Bldg-Suite 105          Insurance Agency
Kentucky                                          12700 Shelbyville Road
                                                  Louisiana, KY 40423

Allmerica Investments Insurance Agency Inc. of    631 Lakeland East Drive         Insurance Agency
Mississippi                                       Flowood, MS 39208

Allmerica Investment Trust                        440 Lincoln Street              Investment Company
                                                  Worcester MA 01653

Allmerica Plus Insurance                          440 Lincoln Street              Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Property & Casualty                     440 Lincoln Street              Holding Company
Companies, Inc.                                   Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street              Investment Company
                                                  Worcester MA 01653


Allmerica Services Corporation                    440 Lincoln Street              Internal administrative services
                                                  Worcester MA 01653              provider to Allmerica Financial
                                                                                  Corporation entities


Allmerica Trust Company, N.A.                     440 Lincoln Street              Limited purpose national trust
                                                  Worcester MA 01653              company

AMGRO, Inc.                                       100 North Parkway               Premium financing
                                                  Worcester MA 01605

Citizens Corporation                              440 Lincoln Street              Holding Company
                                                  Worcester MA 01653

Citizens Insurance Company of America             645 West Grand River            Multi-line property and casualty
                                                  Howell MI 48843                 insurance

Citizens Insurance Company of Illinois            333 Pierce Road                 Multi-line property and casualty
                                                  Itasca IL 60143                 insurance

Citizens Insurance Company of the                 3950 Priority Way               Multi-line property and casualty
Midwest                                           South Drive, Suite 200          insurance
                                                  Indianapolis IN 46280

Citizens Insurance Company of Ohio                8101 N. High Street             Multi-line property and casualty
                                                  P.O. Box 342250                 insurance
                                                  Columbus OH 43234

Citizens Management, Inc.                         645 West Grand River            Services management company
                                                  Howell MI 48843

Financial Profiles                                5421 Avenida Encinas            Computer software company
                                                  Carlsbad, CA  92008

First Allmerica Financial Life Insurance          440 Lincoln Street              Life, pension, annuity, accident
Company (formerly State Mutual Life               Worcester MA 01653              and health insurance company
Assurance Company of America)

First Sterling Limited                            440 Lincoln Street              Holding Company
                                                  Worcester MA 01653

First Sterling Reinsurance Company                440 Lincoln Street              Reinsurance Company
Limited                                           Worcester MA 01653

Greendale Special Placements Fund                 440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

The Hanover American Insurance                    100 North Parkway               Multi-line property and casualty
Company                                           Worcester MA 01605              insurance


The Hanover Insurance Company                     100 North Parkway               Multi-line property and casualty
                                                  Worcester MA 01605              insurance

Hanover Texas Insurance Management                801 East Campbell Road          Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     Richardson TX 75081             Insurance Company

Hanover Lloyd's Insurance Company                 Hanover Lloyd's Insurance       Multi-line property and casualty
                                                  Company                         insurance

Lloyds Credit Corporation                         440 Lincoln Street              Premium financing service
                                                  Worcester MA 01653              franchises

Massachusetts Bay Insurance Company               100 North Parkway               Multi-line property and casualty
                                                  Worcester MA 01605              insurance

Sterling Risk Management Services, Inc.           440 Lincoln Street              Risk management services
                                                  Worcester MA 01653

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of March 31, 2000, there were 6,617 Contact holders of qualified Contracts and 1,903 Contract holders of non-qualified Contracts.

ITEM 28.  INDEMNIFICATION

To the fullest extent permissible under Massachusetts General Laws, no director shall be personally liable to the Company or any policyholder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director:

     1. for and breach of the director's duty of loyalty to the Company or its policyholders;

     2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

     3. for liability, if any, imposed on directors of mutual insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c.156B
         Section 62;

     4. for any transactions from which the director derived an improper personal benefit.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

          - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate

             Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

          - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

          -  Allmerica Investment Trust

     (b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is: 440 Lincoln Street Worcester, Massachusetts 01653


     NAME                          POSITION OR OFFICE WITH UNDERWRITER
     ----                          -----------------------------------
Margaret L. Abbott                 Vice President

Emil J. Aberizk, Jr                Vice President

Edward T. Berger                   Vice President and Chief Compliance Officer

Michael J. Brodeur                 Vice President Operations

Mark R. Colborn                    Vice President

Claudia J. Eckels                  Vice President

Mary M. Eldridge                   Secretary/Clerk

Philip L. Heffernan                Vice President

J. Kendall Huber                   Director

Mark C. McGivney                   Treasurer

William F. Monroe, Jr.             President, Director and Chief Executive
                                   Officer

David J. Mueller                   Vice President, Chief Financial Officer,
                                   Financial Operations Principal and Controller

Stephen Parker                     Vice President and Director

Richard M. Reilly                  Director and Chairman of the Board

Eric A. Simonsen                   Director

Mark G. Steinberg                  Senior Vice President

     (c) As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by Allmerica Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 1999. No other commissions or compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 31. MANAGEMENT SERVICES

The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32.  UNDERTAKINGS

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) The Registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company hereby represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Registrant, a separate account of First Allmerica Financial Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the withdrawal restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (I) the restrictions on withdrawal imposed by the Program and by
          Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 26th day of April, 2000.

                            SEPARATE ACCOUNT VA-K OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                          By: /s/ Mary Eldridge
                              ------------------------------
                              Mary Eldridge, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                    Title                                                    Date
----------                    -----                                                    ----
/s/ Warren E. Barnes          Vice President and Corporate Controller                  April 26, 2000
-------------------------
Warren E. Barnes

Edward J. Parry*              Director, Vice President and Chief Financial
-------------------------     Officer

Richard M. Reilly*            Director and Vice President
-------------------------

John F. O'Brien*              Director, President  and Chief Executive Officer
-------------------------

Bruce C. Anderson*            Director and Vice President
-------------------------

Mark R. Colborn*              Director and Vice President
-------------------------

John P. Kavanaugh*            Director, Vice President and Chief Investment
-------------------------      Officer

J. Kendall Huber*             Director, Vice President and General Counsel
-------------------------

J. Barry May*                 Director
-------------------------

James R. Mcauliffe*           Director
-------------------------

Robert P. Restrepo, Jr.*      Director and Vice President
-------------------------

Eric A. Simonsen*             Director and Vice President
-------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 2, 2000 duly executed by such persons.

/s/ Sheila B. St. Hilaire
-----------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-81859)

                                  EXHIBIT TABLE

Exhibit 3(f)      Form of First Union IVA Commission Schedule

Exhibit 3(g)      Form of First Union Distribution Agreement

Exhibit 3(h)      Form of Selling Group Agreement

Exhibit 5(b)      Application Form

Exhibit 8(f)      Directors' Power of Attorney

Exhibit 8(g)      Form of Service Agreement with Templeton Funds Annuity Company

Exhibit 9         Opinion of Counsel

Exhibit 10        Consent of Independent Accountants

Exhibit 15(h)     Form of Dreyfus Participation Agreement

Exhibit 15(i)     Form of Evergreen Participation Agreement

Exhibit 15(j)     Form of Federated Participation Agreement

Exhibit 15(l)     Form of MFS Participation Agreement

Exhibit 15(m)     Form of Oppenheimer Participation Agreement